                                         FILED PURSUANT TO RULE 497(b) UNDER THE
                                             SECURITIES ACT OF 1933, AS AMENDED.
                                                             FILE NO. 333-67374.
                DRESDNER RCM GLOBAL STRATEGIC INCOME FUND, INC.
                   RCM STRATEGIC GLOBAL GOVERNMENT FUND, INC.

                            Four Embarcadero Center
                      San Francisco, California 94111-4189
                                 (800) 237-4218

                                                                October 22, 2001

To the stockholders of Dresdner RCM Global Strategic Income Fund, Inc. ("DSF Fund") and RCM Strategic Global Government Fund, Inc. ("RCS Fund"):

    At the annual Meetings of Stockholders of DSF Fund and RCS Fund (each, a "Fund," and collectively, the "Funds") to be held on November 20, 2001, stockholders of each Fund will be asked to consider and approve, among other things, the proposed merger of DSF Fund with and into RCS Fund (the "Merger") pursuant to the Agreement and Plan of Merger and Contingent Liquidation between the Funds dated as of August 2, 2001 (the "Merger Agreement"). As more fully described in the enclosed Prospectus/Proxy Statement, the Funds generally have similar investment objectives and policies, and both are managed by Dresdner RCM Global Investors LLC ("Dresdner RCM"). At September 25, 2001, the net assets of DSF Fund were $82,774,109, and the net assets of RCS Fund were $344,996,148.

    The Merger is to be preceded by a tender offer by DSF Fund for up to 50% of its shares of common stock outstanding at the date of the Merger Agreement at a price per share equal to 99 1/2% of net asset value at the expiration of the tender offer (the "Tender Offer"). If the Merger Agreement is approved, shares of each DSF Fund stockholder that are not purchased by DSF Fund in the Tender Offer will be converted into shares of RCS Fund having the same aggregate net asset value as his or her DSF Fund shares on the date of the Merger.

    If more than 75% of DSF Fund's outstanding shares are tendered in the Tender Offer, or if the discount from net asset value at which shares of RCS Fund are trading at the expiration of the Tender Offer is more than 15 percentage points greater than the discount at which DSF Fund's shares are trading, the Tender Offer and the Merger will be abandoned and DSF Fund will instead be liquidated.

    In November 2000, a nonbinding stockholder proposal urging the Board of Directors of DSF Fund to take the steps necessary to open-end DSF Fund was approved by stockholders. In response, the Board of Directors of DSF Fund considered ways for stockholders to realize the net asset value of their shares, but also examined options to provide continuity to those stockholders who wanted to earn high current income through investment in a vehicle like DSF Fund. The Board of Directors of DSF Fund determined to allow stockholders to receive approximate net asset value through the proposed tender offer while providing continuity to remaining stockholders by merging DSF Fund into a similar fund in a tax-free exchange. Because RCS Fund has investment objectives and strategies similar to DSF Fund and is also managed by Dresdner RCM, the Board of Directors of DSF Fund felt it would be a particularly attractive merger partner. The Board of Directors of DSF Fund, in approving the Merger, determined that the stockholders of DSF Fund whose shares were not acquired in the Tender Offer would benefit from the reduction in the per share expense ratio resulting from the merger into a substantially larger fund.

    The Board of Directors of RCS Fund, in approving the Merger, considered the possibility that the resulting increase in RCS Fund's assets could be marginally accretive to RCS Fund's earnings. In addition, the Board considered that the increase in the number of outstanding shares of RCS Fund as a result of the Merger might create a more liquid market for shares of the Fund. The Merger is otherwise expected to have no impact on RCS Fund, as the surviving Fund, which will continue its current operations without change.

    We encourage you to read carefully the Prospectus/Proxy Statement, which compares the objectives, policies and performance of the Funds and describes the estimated reductions in the expense ratios of each Fund resulting from the Merger.

    The Board of Directors of each Fund has given careful consideration to the Merger and has concluded that the Merger is in the best interests of the stockholders of its respective Fund. The Boards of Directors recommend that you vote in favor of the Merger.

    If you have any questions about the Merger or the other proposals to be considered at your Fund's annual meeting, please contact your Fund at
(800) 237-4218.

    We welcome your attendance at the Meetings of Stockholders. If you are unable to attend, please sign, date and return the enclosed proxy card promptly to avoid additional proxy solicitation expenses.

                                          Sincerely,

                                          /s/ LUKE D. KNECHT

                                          Luke D. Knecht
                                          President of the Funds

                                    CONTENTS

 Notice of Annual Meeting of Stockholders of Dresdner RCM Global Strategic
   Income Fund, Inc.

 Notice of Annual Meeting of Stockholders of RCM Strategic Global Government
   Fund, Inc.

 Combined Prospectus/Proxy Statement

 PROXY CARD ENCLOSED

                DRESDNER RCM GLOBAL STRATEGIC INCOME FUND, INC.

                            FOUR EMBARCADERO CENTER
                        SAN FRANCISCO, CALIFORNIA 94111
                                 (800) 237-4218
                            ------------------------

                  NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS
                            ------------------------

To the Stockholders:

    Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of Dresdner RCM Global Strategic Income Fund, Inc., a Maryland corporation ("DSF Fund"), will be held on November 20, 2001, at 2:00 p.m. (Pacific Time) at the offices of Dresdner RCM Global Investors LLC ("Dresdner RCM"), located at Four Embarcadero Center, San Francisco, California 94111. At the Meeting, you and the other stockholders of DSF Fund will be asked to consider and vote on the following matters, as more fully described in the accompanying Prospectus/Proxy Statement:

    1. To approve the Merger and related transactions contemplated by an Agreement and Plan of Merger and Contingent Liquidation, pursuant to which DSF Fund would be merged with and into RCM Strategic Global Government Fund, Inc. ("RCS Fund") and all outstanding shares of common stock of DSF Fund would automatically be converted into shares of common stock of RCS Fund, but if certain contingencies occur, the Merger would be abandoned and DSF Fund would be liquidated and dissolved. See page 1.

    2. To approve a new investment advisory agreement between DSF Fund and Dresdner RCM in connection with a change in control of Dresdner RCM. See page 25.

    3. To elect two directors to the Board of Directors of DSF Fund. See page 29.

    4. To transact such other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

    Stockholders of record at the close of business on October 1, 2001 are entitled to notice of, and to vote at, the Meeting. Regardless of whether you plan to attend the Meeting, PLEASE COMPLETE, SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY CARD so that a quorum will be present and the maximum number of shares may be voted. You may change your vote by written notice to DSF Fund, by submission of a subsequent proxy, or by voting in person at the Meeting.

                                          By Order of the Board of Directors,

                                          /s/ ROBERT J. GOLDSTEIN

                                          Robert J. Goldstein
                                          Secretary

San Francisco, California
October 22, 2001

                   RCM STRATEGIC GLOBAL GOVERNMENT FUND, INC.

                            FOUR EMBARCADERO CENTER
                        SAN FRANCISCO, CALIFORNIA 94111
                                 (800) 237-4218
                            ------------------------

                  NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS
                            ------------------------

To the Stockholders:

    Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of RCM Strategic Global Government Fund, Inc., a Maryland corporation ("RCS Fund"), will be held on November 20, 2001, at 2:00 p.m. (Pacific Time) at the offices of Dresdner RCM Global Investors LLC ("Dresdner RCM"), located at Four Embarcadero Center, San Francisco, California 94111. At the Meeting, you and the other stockholders of RCS Fund will be asked to consider and vote on the following matters, as more fully described in the accompanying Prospectus/Proxy
Statement:

    1. To approve the Merger and related transactions contemplated by an Agreement and Plan of Merger and Contingent Liquidation, pursuant to which Dresdner RCM Global Strategic Income Fund, Inc. ("DSF Fund") would be merged with and into RCS Fund and all outstanding shares of common stock of DSF Fund would automatically be converted into shares of common stock of RCS Fund, but if certain contingencies occur, the Merger would be abandoned and DSF Fund would be liquidated and dissolved. See page 1.

    2. To approve a new investment management agreement between RCS Fund and Dresdner RCM in connection with a change in control of Dresdner RCM. See page 34.

    3. To elect two directors to the Board of Directors of RCS Fund. See page 38.

    4. To transact such other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

    Stockholders of record at the close of business on October 1, 2001 are entitled to notice of, and to vote at, the Meeting. Regardless of whether you plan to attend the Meeting, PLEASE COMPLETE, SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY CARD so that a quorum will be present and the maximum number of shares may be voted. You may change your vote by written notice to RCS Fund, by submission of a subsequent proxy, or by voting in person at the Meeting.

                                          By Order of the Board of Directors,

                                          /s/ ROBERT J. GOLDSTEIN

                                          Robert J. Goldstein
                                          Secretary

San Francisco, California
October 22, 2001

                            ------------------------

                           PROSPECTUS/PROXY STATEMENT

                             ---------------------

                                OCTOBER 22, 2001

DRESDNER RCM GLOBAL STRATEGIC             RCM STRATEGIC GLOBAL
INCOME FUND, INC.                         GOVERNMENT FUND, INC.
Four Embarcadero Center                   Four Embarcadero Center
San Francisco, California 94111           San Francisco, California 94111
(800) 237-4218                            (800) 237-4218

                               TABLE OF CONTENTS

 I.     Merger Proposal to be Voted on by Stockholders of DSF Fund
        and RCS Fund................................................    1

        Synopsis....................................................    1

        Principal Risks of Investing in RCS Fund....................    7

        Information about the Merger................................   11

 II.    Additional Proposals to be Voted on by Stockholders of DSF
        Fund Only...................................................   25

        DSF Fund Proposal 2:    Approval of New Investment Advisory
                                Agreement Between DSF Fund and
                                Dresdner RCM........................   25

        DSF Fund Proposal 3:    Election of Class I Directors of DSF
                                Fund................................   29

 III.   Additional Proposals to be Voted on by Stockholders of RCS
        Fund Only...................................................   34

        RCS Fund Proposal 2:    Approval of New Investment
                                Management Agreement Between RCS
                                Fund and Dresdner RCM...............   34

        RCS Fund Proposal 3:    Election of Class I Directors of RCS
                                Fund................................   38

 IV.    Further Information about the Funds.........................   41

 V.     Further Information about Voting and Each Fund's Meeting....   54

 Agreement and Plan of Merger and Contingent Liquidation............  A-1

 DSF Fund Investment Advisory Agreement.............................  B-1

 RCS Fund Investment Management Agreement...........................  C-1

 Charter for the Audit Committee of DSF Fund........................  D-1

 Report of the Audit Committee of DSF Fund..........................  E-1

 Charter for the Audit Oversight Committee of RCS Fund..............  F-1

    This Prospectus/Proxy Statement relates to certain matters to be considered at the stockholder meetings of Dresdner RCM Global Strategic Income Fund, Inc. ("DSF Fund") and RCM Strategic Global Government Fund, Inc. ("RCS Fund"), including the proposed merger (the "Merger") of DSF Fund into RCS Fund pursuant to the Agreement and Plan of Merger and Contingent Liquidation, dated as of August 2, 2001 (the "Merger Agreement"). As a result of the Merger, each share of DSF Fund common stock outstanding on the date that the Merger becomes effective (the "Merger Date") will be converted, without any action on the part of DSF Fund stockholders, into a number of full and fractional shares of common stock of RCS Fund having a net asset value equal at the Merger Date to the net asset value of such DSF Fund share. DSF Fund and RCS Fund are collectively referred to herein as the "Funds," and each is referred to individually as a "Fund."

    This document will give you the information you need to vote on the Merger and other proposals at your Fund's Annual Meeting of Stockholders (each a "Meeting"). Much of the information is required under rules of the Securities and Exchange Commission ("SEC"); some of it is technical. If there is anything you don't understand, please contact DSF Fund or RCS Fund at (800) 237-4218, or call your financial advisor. Like RCS Fund, DSF Fund is a closed-end fund managed by Dresdner RCM Global Investors LLC ("Dresdner RCM"). The principal executive office of each Fund is located at Four Embarcadero Center, San Francisco, California 94111-4189.

    This Prospectus/Proxy Statement is being mailed on or about October 22, 2001. It explains concisely what you should know before voting on the matters described herein and what DSF Fund stockholders should know before investing in RCS Fund, a nondiversified, closed-end management investment company. Please read it and keep it for future reference.

    A Statement of Additional Information (the "SAI"), dated October 22, 2001, relating to the Merger has been filed with the SEC and is incorporated by reference into this Prospectus/Proxy Statement. For a free copy of the SAI, please contact Dresdner RCM at (800) 237-4218.

    THE SECURITIES OFFERED BY THIS PROSPECTUS/PROXY STATEMENT HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    SHARES OF COMMON STOCK OF RCS FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION, ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND INVOLVE RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

    The shares of common stock of DSF Fund and RCS Fund are listed on the New York Stock Exchange (the "NYSE") under the symbols "DSF" and "RCS," respectively. You may inspect reports, proxy material and other information concerning either Fund at the NYSE.

    DSF Fund and RCS Fund are registered under the Investment Company Act of 1940 (the "1940 Act"). Further, the Funds are subject to the informational requirements of the Securities Exchange Act of 1934 (the "1934 Act") and, as a result, file reports and other information with the SEC. You may review and copy information about either DSF Fund or RCS Fund, including the SAI, at the SEC's public reference room in Washington, D.C. You may call the SEC at (202) 942-8090 for information about the operation of the public reference room. You may obtain copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, DC 20549-0102. You may also access reports and other information about the Funds on the EDGAR database on the SEC's Internet site at http://www.sec.gov.

    SUMMARY OF PROPOSALS. The following table summarizes the proposals to be considered and voted on by each Fund's common stockholders:

PROPOSAL:                                                          TO BE VOTED ON BY STOCKHOLDERS OF:
---------                                                          ----------------------------------
DSF FUND AND RCS FUND PROPOSAL 1: Approval of the Merger and       DSF Fund and RCS Fund
related transactions contemplated by the Merger Agreement,
pursuant to which DSF Fund would be merged with and into RCS
Fund and all outstanding shares of common stock of DSF Fund
would automatically be converted into shares of common stock of RCS Fund, but if certain contingencies occur, the Merger
would be abandoned and DSF Fund would be liquidated and
dissolved. See page 1.

DSF FUND PROPOSAL 2: Approval of a new investment advisory         DSF Fund
agreement between DSF Fund and Dresdner RCM in connection
with a change in control of Dresdner RCM. See page 25.

DSF FUND PROPOSAL 3: Election of two directors to the Board        DSF Fund
of Directors of DSF Fund. See page 29.

RCS FUND PROPOSAL 2: Approval of a new investment management       RCS Fund
agreement between RCS Fund and Dresdner RCM in connection
with a change in control of Dresdner RCM. See page 34.

RCS FUND PROPOSAL 3: Election of two directors to the Board        RCS Fund
of Directors of RCS Fund. See page 38.

I.  MERGER PROPOSAL TO BE VOTED ON BY STOCKHOLDERS OF DSF FUND AND RCS FUND

                       DSF FUND AND RCS FUND PROPOSAL 1:
                APPROVAL OF THE MERGER AND RELATED TRANSACTIONS

                                    SYNOPSIS

    THE INFORMATION BELOW PROVIDES AN OVERVIEW OF KEY POINTS TYPICALLY OF CONCERN TO STOCKHOLDERS CONSIDERING A MERGER BETWEEN CLOSED-END FUNDS. THIS INFORMATION IS QUALIFIED IN ITS ENTIRETY BY THE REMAINDER OF THE
PROSPECTUS/PROXY STATEMENT, WHICH CONTAINS ADDITIONAL INFORMATION AND FURTHER DETAILS REGARDING THE MERGER AND THE MERGER AGREEMENT.

1.  THE PROPOSAL

    The Board of Directors of each Fund is recommending that stockholders approve the Merger and related transactions. If the Merger and related transactions are approved by stockholders and the Merger is consummated, all shares of DSF Fund common stock outstanding on the Merger Date will be converted, without any action on the part of the DSF Fund stockholders, into a number of full and fractional shares of common stock of RCS Fund (the "Merger Shares") having an aggregate net asset value equal to the aggregate net asset value of such DSF Fund shares immediately prior to the Merger Date.

    The consummation of the Merger is subject to a number of conditions set forth in the Merger Agreement, including (i) that no more than 75% of the outstanding shares of DSF Fund are tendered in the pre-Merger Tender Offer (as defined in Item 3 below), and (ii) that the average daily closing price of a share of RCS Fund common stock during the five trading days immediately preceding and including the expiration date of the Tender Offer does not represent a percentage discount from its net asset value that is more than fifteen percentage points greater than the percentage discount from net asset value represented by the average daily closing price of a share of DSF Fund common stock during that same period (for these purposes, a premium to net asset value for a share of common stock, as a percentage of such share's net asset value, will be treated as a negative discount from net asset value for such share of common stock, as a percentage of its net asset value). If either of these conditions is not fulfilled, the Merger Agreement will terminate, DSF Fund will be liquidated in an orderly fashion and dissolved and the liquidation proceeds distributed pro rata to DSF Fund stockholders. If greater than 50% but not more than 75% of the outstanding shares of DSF Fund are tendered in the Tender Offer (as defined in Item 3), DSF Fund will purchase 50% of the outstanding shares of the Fund on a pro rata basis from tendering stockholders at a price per share equal to 99 1/2% of net asset value at the expiration of the Tender Offer in accordance with the terms of the Tender Offer. In such event, subject to other conditions set forth in the Merger Agreement, the Merger will be consummated.

2.  THE EFFECT OF THE MERGER ON THE SHARES OF COMMON STOCK OF THE FUNDS

    If you are a stockholder of DSF Fund, your shares of DSF Fund common stock will be converted in the Merger on a tax-free basis into shares of RCS Fund common stock having an equal aggregate net asset value. It is probable, however, that the discounts from or premiums to net asset value at which shares of DSF Fund and RCS Fund are trading will differ. See Item 10 below. If you are a stockholder of RCS Fund, your shares of RCS Fund common stock will not be affected by the Merger, but will represent interests in a larger fund pursuing the same investment objectives and policies.

3.  REASONS THE DIRECTORS ARE PROPOSING THE MERGER

DSF FUND

    The Board of Directors of DSF Fund, in approving the Merger, determined that the Merger would be in the best interests of stockholders of DSF Fund and that the value of their investment in DSF Fund would not be diluted as a result of the Merger. The Merger is part of the response of the DSF Fund Board of Directors to the approval by stockholders in November 2000 of a nonbinding proposal urging the Board of Directors to take the steps necessary to open-end DSF Fund. In reaction to this vote of stockholders, the Board of Directors of DSF Fund considered various ways for stockholders to realize the net asset value of their shares, but also examined options to provide continuity to those stockholders who wished to earn high current income through investment in a vehicle like DSF Fund. The Board of Directors of DSF Fund determined to provide stockholders who wished to receive net asset value for their shares the opportunity to do so through a tender offer for up to 50% of DSF Fund's outstanding shares at a purchase price per share equal to 99 1/2% of net asset value at the expiration of the tender offer (the "Tender Offer"), subject to the prior approval of the Merger by stockholders of DSF Fund and RCS Fund.

    The Merger is intended to provide stockholders of DSF Fund who do not tender their shares in the Tender Offer the opportunity to earn high current income through a tax-free merger with a fund similar to DSF Fund. The Board of Directors of DSF Fund determined that RCS Fund was a particularly attractive merger partner because it had investment objectives and policies similar to those of the Fund and its common investment management would provide continuity in the quality of service, with which the Board of Directors was familiar and satisfied. In addition, the Board of Directors of DSF Fund considered the substantial reduction in per share expenses that would result from the merger of DSF Fund into a substantially larger fund, which over time would more than offset the estimated expenses of the merger. The Board of Directors believed, however, that it would not be in the best interests of the Fund to consummate the Tender Offer or the Merger if a substantial majority of the shares of DSF Fund were tendered in the Tender Offer or there were a major unfavorable disparity to DSF Fund stockholders between the discounts from the net asset values at which shares of DSF Fund and RCS Fund were trading at the expiration date of the Tender Offer. For that reason, the plan of merger approved by the DSF Fund Board of Directors and presented to stockholders is a unitary plan of merger and contingent liquidation, as more fully described below.

    In approving the Tender Offer and the Merger, the Board of Directors of DSF Fund considered various data and a number of other factors, including: (1) the terms of the Merger; (2) a comparison of each Fund's historical and projected expense ratios; (3) the comparative investment performance of DSF Fund and RCS Fund; (4) the Board's knowledge of and satisfaction with the performance of Dresdner RCM as an investment adviser; (5) the Federal income tax consequences of the Merger; (6) the similarities and differences in the investment objectives and policies of each Fund; (7) historical and pro forma financial information, including realized and unrealized gains and losses of each Fund; (8) the fact that shares of the Funds trade at discounts from their net asset values and that stockholders of DSF Fund may receive shares trading at a different discount from net asset value than their shares of DSF Fund; (9) the costs of the Merger; and
(10) the fact that the Tender Offer and the Merger would be abandoned and DSF Fund would be liquidated and dissolved if (i) more than 75% of DSF Fund's outstanding shares were tendered in the Tender Offer or (ii) the average daily closing price of a share of common stock of RCS Fund during the five trading days immediately preceding and including the expiration date of the Tender Offer represented a discount from its net asset value that, as a percentage of its net asset value, was more than 15 percentage points greater than the discount from net asset value, as a percentage of its net asset value, represented by the average daily closing price of a share of common stock of DSF Fund during that same period (for these purposes, a premium to net asset value for a share of common stock, as a percentage of such share's net asset value, will be treated as a negative discount from net asset value for such share of common stock, as a percentage of its net asset value).

RCS FUND

    In unanimously approving the Merger and recommending it to stockholders of RCS Fund, the Board of Directors (the "Directors") of RCS Fund determined that the Merger would be in the best interests of RCS Fund's stockholders and that the interests of existing stockholders of RCS Fund would not be diluted as a result of the Merger. The Directors of RCS Fund considered that the Merger would, at a minimum, result in approximately a 10% increase in the aggregate value of RCS Fund's assets and a corresponding percentage increase in the number of outstanding shares of common stock of RCS Fund. Further, the Directors of RCS Fund considered that, under the terms of the Merger Agreement, the assets of DSF Fund acquired by RCS Fund would consist either of cash or of securities approved by RCS Fund. The

Directors of RCS Fund, therefore, anticipated that the overall credit quality of RCS Fund's portfolio of investments would not change significantly as a result of the Merger. The Directors of RCS Fund also considered the possibility that this increase in the size, as well as the number of outstanding shares, of RCS Fund after the Merger might attract greater investor interest, and might create a more liquid market for shares of RCS Fund after the Merger.

    In approving the Merger Agreement, the Directors of RCS Fund took into account that if the Merger were consummated, there would be a cap on the Merger-related expenses borne by RCS Fund stockholders, with DSF Fund stockholders bearing the remainder. In addition, the Directors of RCS Fund considered that Dresdner RCM, the investment manager of both Funds, has agreed to limit its management fee for those assets of the combined fund after the Merger (the "Combined Fund") that exceed RCS Fund's pre-Merger net asset level to 0.75%, so that the overall management fee for the Combined Fund would be less than the current 0.95%. (As shown in Item 5, below, "Comparison of the Management Fees and Other Expenses of the Funds," the overall management fee for the Combined Fund is expected to decline by approximately 0.02%, assuming that 50% of the outstanding shares of DSF Fund are tendered in the Tender Offer.) The Directors of RCS Fund also considered that Dresdner RCM has agreed, in addition, to waive part of the Combined Fund's management fee during the first year following the Merger to ensure that the Combined Fund's total operating expenses for that year, plus nonrecurring Merger-related expenses, will be at least $75,000 less than what the Combined Fund's operating expenses are projected to be on the basis of an estimated expense ratio for RCS Fund that assumes that the Merger had not occurred. The Directors of RCS Fund determined that these fee waivers, combined with the increase in RCS Fund's net assets as a result of the Merger, should result in a marginal decrease in RCS Fund's overall expenses as a percentage of its net assets.

    The Directors of RCS Fund also considered a number of other factors concerning the Merger, including: (1) the terms of the Merger Agreement;
(2) whether the Merger would result in the dilution of an existing stockholder's investment in RCS Fund; (3) the expense ratios of each Fund before the Merger;
(4) the projected expense ratio of RCS Fund after the Merger; (5) the anticipated effect of the Merger on RCS Fund's stockholders; (6) the performance of Dresdner RCM as investment adviser to RCS Fund; (7) the Federal income tax consequences of the Merger; and (8) the historical and pro forma financial information of the Funds, including realized and unrealized gains and losses of both Funds.

    For additional information about the factors considered by the Board of Directors of each Fund in approving the Merger, see page 12, "Information about the Merger -- Background and Reasons for the Merger."

4.  COMPARISON OF THE INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS OF THE
FUNDS

    The investment objectives and policies of the Funds are generally similar. The investment objectives and the following policies of DSF Fund are "fundamental" (that is, may only be changed by stockholder vote as described on pages 19-20), while those of RCS Fund are not.

    The primary objective of both Funds is to generate a high level of income. RCS Fund intends to achieve this objective by generating a level of income that is higher than that generated by high-quality, intermediate-term U.S. debt securities, which are defined as three- to ten-year instruments that are rated at least AA by Standard & Poor's Rating Group ("S&P") or Aa by Moody's Investors Service, Inc. ("Moody's"). DSF Fund, on the other hand, intends to achieve this objective through investment in global debt securities with an average maturity less than 10 years. As a secondary objective, RCS Fund seeks to maintain volatility in the net asset value of the Fund's common stock comparable to that of high-quality, intermediate-term U.S. debt securities. For DSF Fund, long-term capital appreciation through investment in global debt securities is its secondary objective. RCS Fund will also seek capital appreciation to the extent consistent with its other investment objectives.

    RCS Fund seeks to maintain a minimum average dollar-weighted credit quality rating of securities in its portfolio of AA by S&P, or Aa by Moody's, or their equivalent; whereas, DSF Fund seeks to maintain a dollar-weighted average portfolio quality of investment-grade, which is generally considered to be those securities rated BBB or higher by S&P or Baa or higher by Moody's. RCS Fund may borrow up to 33 1/3% of its total assets, less all liabilities and indebtedness other than bank or other borrowings, and may engage without limitation in reverse repurchase agreements and dollar rolls. DSF Fund may borrow up to 30% of its total assets, less all liabilities and indebtedness other than bank or other borrowings.

    In addition, RCS Fund must invest a minimum of 33% of its net assets in U.S. debt securities and may not invest more than 67% of its total assets in foreign debt instruments, including a maximum of 20% of its total assets in emerging market debt instruments. Under normal market conditions, RCS Fund currently invests at least 65% of its assets in U.S. and foreign government-issued securities. Pursuant to a recently adopted SEC regulation, this may change to 80% of RCS Fund's net assets plus borrowings for investment purposes by July 31, 2002. Further, RCS Fund may invest up to 45% of its total assets in the securities of governmental or corporate issuers located in a single foreign country, subject to the 67% of total assets limitation on foreign securities holdings. DSF Fund may invest in fixed-income investment sectors in the U.S., developed foreign markets and emerging markets, but is not required to maintain a minimum or maximum allocation of investments in any one of these investment sectors. For a more detailed discussion of each Fund's investment objectives and policies, see page 19, "Information about the Merger -- Comparison of Funds' Investment Objectives, Policies and Restrictions."

5.  COMPARISON OF THE MANAGEMENT FEES AND OTHER EXPENSES OF THE FUNDS

    The following tables show the expenses of each Fund for its most recent fiscal year as well as the pro forma expenses of RCS Fund assuming consummation of the Merger and the Tender Offer and Dresdner RCM's agreement to waive its management fee in excess of a rate of 0.75% per annum on net assets of the Combined Fund in excess of RCS Fund's pre-Merger net asset level. As shown below, the Merger is expected to result in decreased total expenses for stockholders of both Funds. However, there can be no assurance that the Merger will result in expense savings for the Funds.

                                                                    DSF FUND                     RCS FUND
                                                             ----------------------            -------------
STOCKHOLDER TRANSACTION EXPENSES
Maximum sales charge imposed on purchases                    None(a)                           None(a)
  (as a percentage of offering price)
Dividend Reinvestment Plan                                   None(b)(c)                        None(b)

------------------------

(a) Shares of each Fund purchased on the secondary market are not subject to sales charges but may be subject to brokerage commissions or other charges.
    The table does not include an underwriting commission paid by stockholders in the initial offering of each Fund. As closed-end funds, the Funds do not redeem outstanding shares or continuously offer shares. Each Fund's shares currently may be bought and sold at prevailing market prices on the NYSE.

(b) Each participant in a Fund's dividend reinvestment plan pays a proportionate share of the brokerage commissions incurred with respect to open market purchases in connection with such plan.

(c) Voluntary cash purchases under DSF Fund's dividend reinvestment plan are subject to a proportionate share of the brokerage commissions incurred with respect to open market purchases in connection with such plan. In addition, sales of shares held by a stockholder in DSF Fund's dividend reinvestment plan are subject to a $2.50 service charge and a charge of $0.15 per share.

                         ANNUAL FUND OPERATING EXPENSES
                 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                                                                      RCS FUND (PRO
                                                                                      FORMA COMBINED
                                                                                  AFTER GIVING EFFECT TO
                                                  DSF FUND+       RCS FUND+         THE TENDER OFFER)
                                                  ---------       ---------       ----------------------
MANAGEMENT FEES                                     0.70%           0.95%                  0.95%

OTHER EXPENSES*                                     0.75%           0.24%                  0.24%

TOTAL ANNUAL FUND OPERATING EXPENSES*               1.45%           1.19%                  1.19%

WAIVER/EXPENSE REIMBURSEMENT**                        --              --                  (0.02)%
                                                  ------------------------------------------------------

NET EXPENSES*,**                                    1.45%           1.19%                  1.17%

------------------------

+ For the fiscal year ended October 31, 2000 for DSF Fund and January 31, 2001 for RCS Fund.

*   Excludes nonrecurring Merger-related expenses.

** Takes into account Dresdner RCM's agreement, dated as of August 2, 2001, to waive its management fee in excess of a rate of 0.75% per annum on net assets of the Combined Fund in excess of RCS Fund's pre-Merger net asset level (see page 18, "RCS Fund and Dresdner RCM Letter Agreement"), and assumes that 50% of outstanding shares of DSF Fund common stock are tendered in the Tender Offer. It is a condition of RCS Fund's obligation to close the Merger that DSF Fund shall not have repurchased in the Tender Offer or otherwise more than 50% of its shares outstanding on the date of the Merger Agreement. If less than 50% of DSF Fund's outstanding shares are tendered, the actual assets acquired by RCS Fund in the Merger may be greater than projected. If none of DSF Fund's outstanding shares were tendered in the Tender Offer, the Pro Forma Management Fees, Other Expenses, Total Annual Fund Operating Expenses, Waiver/Expense Reimbursement and Net Expenses would be 0.95%, 0.22%, 1.17%, (0.04)% and 1.13%, respectively.

    These tables are provided to help you understand the expenses of investing in the Funds and the share of the operating expenses that each Fund incurs and that Dresdner RCM expects the Combined Fund to incur in the first year following the Merger.

EXAMPLES

    The following examples translate the "Total Annual Fund Operating Expenses" shown in the preceding table into dollar amounts to help you more easily compare the cost of investing in the Funds. As required by SEC regulations, the examples make certain assumptions. They assume that you invest $1,000 in common stock of a Fund for the time periods shown. They also assume a 5% return on your investment each year and that each Fund's operating expenses remain the same. However, the pro forma expense estimates for the Combined Fund after giving effect to DSF Fund's Tender Offer reflect Dresdner RCM's agreement to waive its management fee in excess of a rate of 0.75% per annum on net assets of the

Combined Fund in excess of RCS Fund's pre-Merger net asset level. The examples are hypothetical; your actual costs and returns may be higher or lower.

                                                         1 YEAR        3 YEARS        5 YEARS        10 YEARS
                                                        --------       --------       --------       --------
DSF FUND                                                  $15            $46            $79            $174

RCS FUND                                                  $12            $38            $65            $144

RCS FUND (PRO FORMA COMBINED AFTER GIVING EFFECT
  TO THE TENDER OFFER)*                                   $12            $37            $64            $142

------------------------

* Excludes nonrecurring Merger-related expenses, takes into account Dresdner RCM's agreement, dated as of August 2, 2001, to waive its management fee in excess of a rate of 0.75% per annum on net assets of the Combined Fund in excess of RCS Fund's pre-Merger net asset level (see page 18, "RCS Fund and Dresdner RCM Letter Agreement"), and assumes that 50% of outstanding shares of DSF Fund common stock are tendered in the Tender Offer. It is a condition of RCS Fund's obligation to close the Merger that DSF Fund shall not have repurchased in the Tender Offer or otherwise more than 50% of its shares outstanding on the date of the Merger Agreement. If less than 50% of DSF Fund's outstanding shares are tendered, the actual assets acquired by RCS Fund in the Merger may be greater than projected.

6.  FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER

    For Federal income tax purposes, no gain or loss will be recognized by the Funds or by the stockholders of the Funds as a result of the Merger.

    For a more detailed discussion of the Federal income tax consequences, see page 23, "Information about the Merger -- Federal Income Tax Consequences."

7.  PROCEDURES FOR PURCHASING AND SELLING SHARES OF THE FUNDS

    The procedures for purchasing and selling shares of each Fund are identical and will not change as a result of the Merger. As closed-end funds, the Funds do not redeem outstanding shares or continuously offer shares. Each Fund's shares currently may be bought and sold at prevailing market prices on the NYSE. RCS Fund will apply to list the Merger Shares on the NYSE. It is a condition to the closing of the Merger that the Merger Shares be accepted for listing.

8.  NOTIFICATION OF THE OUTCOME OF THE MERGER

    If the Merger and related transactions are approved and you are a stockholder of DSF Fund, you will receive confirmation after the Merger is completed, indicating your new account number with RCS Fund, the number of Merger Shares you are receiving and the procedures for surrendering your certificates for DSF Fund shares, if you have any. In the event that one of the events requiring the liquidation and dissolution of DSF Fund in lieu of the Merger should occur, prompt public announcement of the abandonment of the Merger and the Tender Offer will be made. In all other circumstances, you will be notified by your Fund in its next annual report to stockholders.

9.  STOCK OWNERSHIP

    If you are a stockholder of DSF Fund, the number of shares of common stock you own will change but the total net asset value of the shares of RCS Fund you receive will equal the total net asset value of the shares of DSF Fund that you hold at the time of the Merger. If you are a stockholder of RCS Fund, the number of RCS Fund shares you own will not change. Of course, the Merger Shares may trade at a discount from or premium to net asset value, which might be significantly greater or less than the trading discount or premium of DSF Fund or RCS Fund shares at the time of the Merger.

10.  MARKET VALUE OF THE FUNDS' COMMON STOCK

    Shares of common stock of each Fund will continue to be traded on the NYSE until the time of the Merger, and may at times trade at a market price greater or less than net asset value. In recent years, shares of both Funds have traded at a discount from net asset value. Depending on market conditions immediately prior to the Merger, shares of RCS Fund may trade at a greater or smaller discount from net asset value than shares of DSF Fund. This could result in the Merger Shares having a discount from net asset value that is significantly greater or less than the discount from net asset value of DSF Fund shares at the time of the Merger.

11.  PERCENTAGE OF STOCKHOLDERS' VOTES REQUIRED TO APPROVE THE MERGER

    The presence in person or by proxy of the stockholders of record of one-third of the shares of common stock of DSF Fund issued and outstanding and entitled to vote at the Meeting shall constitute a quorum for the transaction of any business at the Meeting of DSF Fund. Approval of the Merger and related transactions by DSF Fund's stockholders will require the affirmative vote of the holders of a majority of the total number of shares of common stock of DSF Fund outstanding and entitled to vote.

    The presence in person or by proxy of the stockholders of record of a majority of the shares of common stock of RCS Fund issued and outstanding and entitled to vote at the Meeting shall constitute a quorum for the transaction of any business at the Meeting of RCS Fund. Approval of the Merger will require the affirmative vote of a majority of the outstanding shares of common stock of RCS Fund entitled to vote.

    EACH FUND'S BOARD OF DIRECTORS BELIEVES THAT THE MERGER AND THE RELATED TRANSACTIONS ARE ADVISABLE AND IN THE BEST INTERESTS OF THAT FUND'S STOCKHOLDERS. ACCORDINGLY, EACH FUND'S BOARD RECOMMENDS THAT ITS FUND'S STOCKHOLDERS VOTE FOR APPROVAL OF THE MERGER AND THE RELATED TRANSACTIONS.

                    PRINCIPAL RISKS OF INVESTING IN RCS FUND

    Both Funds are closed-end management investment companies and are designed primarily for long-term investors and not as trading vehicles. Because the Funds will invest primarily in fixed income securities, the net asset value of each Fund's shares can be expected to change as interest rates fluctuate. In addition, the net asset value of each Fund's shares will change with changes in foreign currency exchange rates and in the value of the securities held by the Funds. The various investment management techniques employed by Dresdner RCM in managing the Funds and the different characteristics of particular investments in which the Funds may invest make it very difficult to predict the impact of interest rate and credit quality changes on either the net asset value of the Funds or the market price of their shares. A summary of principal risks associated with investing in RCS Fund and a comparison of these risks with those associated with an investment in DSF Fund is presented below.

    CREDIT RISK. Credit risk is the risk that an issuer will be unable to make principal and interest payments when due because the issuer experiences a decline in its financial status. Under normal market conditions, RCS Fund invests mainly in investment-grade debt investments. DSF Fund has no comparable investment policy. Investment-grade securities are generally considered to be those securities that are rated BBB or higher by S&P or Baa or higher by Moody's or are equivalently rated by another nationally recognized rating service, or are unrated investments that Dresdner RCM believes are of comparable quality.

    Although considered investment-grade, securities rated BBB by S&P or Baa by Moody's may have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of their issuers to make principal and interest payments than is the case with higher grade securities. Credit risk is generally greater for investments that are issued at less than their face value and that require payments of interest only at maturity rather than at intervals during the life of the investment. Although investment-grade investments generally have lower credit risk, they may share some of the risks of noninvestment-grade investments.

    Securities rated below investment-grade (or comparable unrated securities) are the equivalent of high-yield, high-risk bonds, commonly known as "junk bonds." Noninvestment-grade securities are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations, involve major risk exposure to adverse business, financial, economic or political conditions, and may result in a default by the issuer. If this happens, or is perceived as likely to happen, the values of those investments are likely to fall. A default or expected default could also make it difficult for Dresdner RCM to sell the investments at prices approximating the values it had placed on them. Although both Funds may invest in noninvestment-grade debt instruments, DSF Fund currently invests a significantly greater percentage of its total assets in securities rated below investment-grade than does RCS Fund, and DSF Fund's exposure to credit risk may therefore be greater than RCS Fund's.

    FOREIGN SECURITIES AND FOREIGN CURRENCY. Both Funds may invest in foreign debt securities, some of which may be denominated in a foreign currency or in a multinational currency unit. RCS Fund may invest up to 67% of its total asset in foreign debt securities. DSF Fund has no comparable limitation on investments in foreign instruments, but DSF Fund may not invest more than 25% of its total assets in non-U.S. dollar denominated securities. Accordingly, RCS Fund may be subject to greater risk of adverse changes in the value of foreign currencies relative to the U.S. dollar. Investments in foreign debt securities entail special risks. Generally, there is less information available about foreign issuers and there are less stringent regulatory practices and requirements than those applicable to U.S. issuers. The possibility also exists of political instability, expropriation or nationalization of assets, revaluation of currencies, confiscatory taxation, limitations on foreign investment and the use or removal of funds (including the withholding of dividends and limitations on the repatriation of currencies). The value of investments in such securities may fluctuate based on changes in the value of one or more foreign currencies relative to the U.S. dollar, and a decline in the exchange rate of one or more foreign currencies could reduce the value of certain portfolio securities. As a result, the net asset value of the Funds' shares may also be affected by fluctuations in foreign currency exchange rates. The value of the foreign debt securities held by the Funds, and thus the Funds' net asset value, may also be affected by other economic, market, political and credit factors. These risks may be greater with respect to foreign debt securities than with respect to U.S. debt securities.

    EMERGING MARKET DEBT INSTRUMENTS. The risks associated with investments in foreign securities may be more pronounced in emerging markets. The securities markets of emerging market countries are substantially smaller, less developed, less liquid, less regulated, and more volatile than the securities markets of the U.S. and developed foreign markets. Emerging market debt is typically rated below investment-grade. In addition, many emerging market countries have experienced high rates of inflation and are highly dependent on international trade. Governments of emerging market countries exercise significant control over the economies of such countries, which could adversely affect issuers in those countries or limit the amount of foreign currency reserves available for external debt payments. Because RCS Fund may invest up to 20% of its total assets in emerging market debt securities (compared to DSF Fund, which may invest no more than 10% of its total assets in securities denominated in the currencies of emerging market countries), these risks may be greater for RCS Fund than DSF Fund.

    MORTGAGE-RELATED SECURITIES. Both Funds may invest in mortgage-related securities. The investment characteristics of mortgage-related securities differ from traditional debt securities. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed income securities. The major differences typically include more frequent interest and principal payments, usually monthly, and the possibility that prepayments of principal may be made at any time. Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social, and other factors. In general, changes in the rate of prepayments on a mortgage-related security will change that security's market value and its yield to maturity, and could force the Funds to reinvest principal at a time when investment opportunities are not attractive.

    Commercial mortgage loans have special characteristics, and investments in commercial mortgage-related securities may involve special risks that are different than the risks associated with investments in residential mortgage-related securities. Mortgage-related securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying mortgages to make payments, such securities may contain elements of credit support. There can be no assurance that any such credit support will be sufficient to ensure the timely return of principal and/ or interest. Delinquencies or losses in excess of those anticipated could adversely affect the return on investment in such securities. The Funds will not pay any separately stated fees for such credit support, although the existence of credit support may increase the price of a security. RCS Fund may invest up to 20% of its total assets in commercial mortgage securities. DSF Fund is not subject to any restriction on investment in these securities.

    SOVEREIGN DEBT. Under normal market conditions, RCS Fund currently invests at least 65% of its total assets in government securities of the United States and foreign countries. Pursuant to a recently adopted SEC regulation, this minimum investment in government-issued debt securities may change to 80% of net assets plus borrowings for investment purposes, beginning on July 31, 2002. As of June 30, 2001, DSF Fund had invested 23.8% of its total assets in sovereign debt instruments. Investments in debt securities of foreign governments present special risks. For example, the issuer of such debt securities may be unwilling to repay principal and/or interest when due in accordance with the terms of such debt, or may be unable to make such repayments when due in the currency required under the terms of the debt. Political and social events also may have a greater impact on the price of debt securities issued by foreign governments than on the price of U.S. securities. In the event that required payments on debt securities issued by foreign governments are not made on a timely basis, the Funds may have limited legal recourse.

    USE OF BORROWING AND OTHER LEVERAGE. Both Funds may use leverage in various forms with the goal of enhancing current yield. The Funds are authorized to borrow money from banks, other financial institutions or other lenders. The Funds also may utilize leverage through the purchase and sale of futures, options, swaps, forward contracts, financed mortgage-backed securities and when-issued and delayed delivery securities.

    To the extent that income derived from securities purchased with borrowed funds exceeds the interest the Funds will have to pay, each Fund's net income will be greater than if leveraging had not been used. Conversely, if the income from securities purchased with borrowed funds is not sufficient to cover the costs of the borrowing, the net income of the Funds will be less than if borrowing had not been used, and therefore the amount available for distribution to stockholders as dividends will be reduced. Leveraging may also result in higher volatility of net asset value and market value of each Fund's shares. The use of leverage by the Funds creates an opportunity for increased net income and/or capital gain, but, at the same time, creates special risks including greater risk of capital loss.

    The risks for RCS Fund and DSF Fund are greater than those of similar funds that are not permitted to leverage their portfolios. The Funds will only use leverage when Dresdner RCM believes that such leveraging will benefit the Funds, after taking into account considerations such as interest income and possible gains or losses upon liquidation. There can be no assurance, however, that the use of leverage will not reduce the Funds' investment return.

    NONDIVERSIFICATION AND RELATED RISKS. Because the Funds are "nondiversified" investment companies under the 1940 Act, they may invest a higher percentage of their assets in securities of a single issuer or of a limited group of issuers than a diversified company. As a result of nondiversification, the Funds may be more susceptible than more widely diversified Funds to the risks of adverse developments in the securities markets, changes in exchange rates and economic, political or regulatory events related to such issuers, or to default by a single issuer or group of issuers.

    INTEREST RATE RISK. The values of bonds and other debt securities usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the values of existing debt instruments, and rising interest rates generally decrease them. Changes in a debt instrument's value usually will not affect the amount of income the Fund receives from it, but will affect the value of the Fund's shares. Interest rate risk is generally greater for investments with longer maturities.

    Some debt securities and, in particular, many mortgage-backed securities give the issuer the option to call or redeem them from their maturity date. If an issuer calls its securities during a time of declining interest rates, the Fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates.

    "Premium" investments offer interest rates higher than prevailing market rates. However, they involve a greater risk of loss, because their values tend to decline over time and there might be a greater risk of prepayment occurring at an inopportune time.

    CERTAIN INVESTMENT TECHNIQUES. Both Funds may engage in a variety of transactions involving derivatives, such as futures, options, warrants, swap contracts and inverse floaters. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments or indexes. The Funds may use derivatives both for hedging and nonhedging purposes such as to adjust each Fund's exposure to changes in a particular interest rate. For example, the Funds may use derivatives to increase or decrease their exposure to long- or short-term interest rates. However, the Funds may also choose not to use derivatives, based on Dresdner RCM's evaluation of market conditions or the availability of suitable derivatives.

    Derivatives involve special risks and may result in losses. Gains and losses on derivative transactions depend on Dresdner RCM's ability to predict correctly the direction of interest rates, securities prices, currency exchange rates or other factors. Risks in the use of derivatives include:

    - imperfect correlation between the prices of derivatives and the movements of the securities prices, interest rates or currency exchange rates being hedged (especially in unusual market conditions);

    - the potential loss if the counterparty to the transaction does not perform as promised;

    - the possible need to defer closing out certain positions to avoid adverse tax consequences; and

    - the possible absence of a liquid secondary market, especially for over-the-counter instruments (those investments not traded on an exchange).

    In addition, some derivatives are "leveraged" and therefore may magnify or otherwise increase investment losses. The Funds' use of derivatives may also cause the Funds to receive taxable income, which could increase the amount of taxes payable by stockholders.

    ILLIQUID SECURITIES. The Funds may invest, without limitation, in securities that may, from time to time, have limited marketability ("illiquid securities"). Illiquid securities may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in market value. The Funds' investments in illiquid securities are subject to the risk that, should the Funds desire to sell any of these securities at a time when a buyer is not available at a price that the Funds deem representative of their value, the value of the Funds' net assets could be adversely affected.

    ANTI-TAKEOVER PROVISIONS. Each Fund's Charter and Bylaws include provisions that could limit the ability of other persons or entities to acquire control of the Fund or to cause it to engage in certain transactions or to modify its structure. See page 52, "Further Information About the Funds -- Comparison of Charters and Bylaws of the Funds." Such provisions may have the effect of depriving stockholders of an opportunity to sell their common stock at a premium over prevailing market prices.

    SPECIAL FACTORS RELATING TO CLOSED-END FUNDS. Shares of closed-end management investment companies have in the past frequently traded at discounts from their net asset values or initial offering prices, and each Fund's shares may likewise trade at a discount. The market price of each Fund's shares may be determined by such factors as relative demand for and supply of such shares in the market, each Fund's net asset value, general market and economic conditions and other factors beyond the control of the Funds. In recent years, shares of both Funds have traded at a discount to their respective net asset values.

                          INFORMATION ABOUT THE MERGER

    The stockholders of each Fund are being asked to approve the Merger between DSF Fund and RCS Fund and related transactions pursuant to the Merger Agreement, a copy of which is attached to this Prospectus/Proxy Statement as Appendix A.

    The Merger is structured as a statutory merger of DSF Fund with and into RCS Fund, as permitted by Maryland law. On the Merger Date, RCS Fund will acquire all of the assets and assume all of the liabilities of DSF Fund, and shares of each stockholder of DSF Fund on the Merger Date will automatically be converted into RCS Fund Merger Shares equal in aggregate net asset value to his or her shares in DSF Fund immediately prior to the Merger. After the Merger is completed, all stockholders of DSF Fund on the Merger Date will be stockholders of RCS Fund with the rights and obligations of stockholders as set forth in RCS Fund's Charter and Bylaws, as amended, and DSF Fund will cease to exist as a separate corporation under Maryland law.

    The DSF Fund assets that RCS Fund will acquire in the Merger will not include any securities which RCS Fund, by reason of its investment policies and restrictions, may not properly acquire or any securities which the Board of Directors of RCS Fund determines would be unsuitable or undesirable for acquisition by RCS Fund. These assets, if any, will be liquidated by DSF Fund in an orderly fashion prior to the Merger, and the cash proceeds will either be acquired by RCS Fund in lieu of securities or reinvested by DSF Fund in portfolio securities which RCS Fund deems suitable for acquisition in the Merger.

    Prior to the Merger Date, DSF Fund will conduct the Tender Offer, whereby it will offer to repurchase up to 50% of the shares of its common stock outstanding as of the date of the Merger Agreement at a purchase price per share equal to 99 1/2% of its per share net asset value on the expiration of the Tender Offer. If greater than 50% but not more than 75% of the outstanding shares of DSF Fund are tendered in the Tender Offer, DSF Fund will purchase 50% of the outstanding shares of the Fund on a pro rata basis from tendering stockholders at a price per share equal to 99 1/2% of net asset value at the expiration of the Tender Offer in accordance with the terms of the Tender Offer. In such event, subject to other conditions set forth in the Merger Agreement, the Merger will be consummated. It is a condition to RCS Fund's obligation to consummate the Merger that during the period between the date of the Merger Agreement and the Merger Date, DSF Fund shall not have repurchased in the Tender Offer or otherwise more than 50% of its shares of common stock issued and outstanding as of the date of the Merger Agreement. However, if more than 75% of the outstanding shares of common stock of DSF Fund are tendered, or if the average daily closing price of a share of common stock of RCS Fund during the five trading days immediately preceding and including the expiration date of the Tender Offer represents a discount from its net asset value that, as a percentage of its net asset value, is more than 15 percentage points greater than the discount from net asset value, as a percentage of its net asset value, represented by the average daily closing price of a share of common stock of DSF Fund during that same period, then DSF Fund will abandon both the Tender Offer and the Merger, and DSF Fund will be liquidated in an orderly manner and dissolved and the proceeds distributed to stockholders in proportion to the value of their respective investments in DSF Fund (for these purposes, a premium to net asset value for a share of common stock, as a percentage of such share's net asset value, will be treated as a negative discount from net asset value for such share of common stock, as a percentage of its net asset value). The liquidation of DSF Fund would be a taxable event to DSF Fund stockholders. See "Information about the Merger -- Federal Income Tax Consequences" on page 23.

    Pursuant to the terms of the Merger Agreement, as described more fully below, if the Merger is completed, RCS Fund will bear up to $25,000 of the legal expenses and other costs of preparing the Merger Agreement, the Registration Statement on Form N-14 (the "Registration Statement") and other documents required for the Merger, and DSF Fund will bear all such expenses and costs in excess of that amount. Each Fund's portion of these Merger-related expenses will be included as a liability of such Fund on the date set for valuing each Fund's net asset value for the Merger and the number of Merger Shares that RCS Fund will issue in connection with the Merger. The Merger Agreement provides that, if the Merger does not receive the approval of RCS Fund stockholders but does receive the approval of DSF Fund stockholders, or if neither Fund's stockholders vote to approve the Merger, then DSF Fund and RCS Fund will each bear one-half of the legal expenses and other costs of preparing this Prospectus/Proxy Statement and the SAI, as well as the Merger Agreement and other documents necessary to effectuate the Merger. If the Merger does not receive the approval of DSF Fund stockholders but does receive the approval of RCS Fund stockholders, then DSF Fund will bear all legal expenses and other costs of preparing such documents in excess of $40,000, as well as all legal expenses and other costs incurred by RCS Fund to hold meetings of its stockholders and Board of Directors to consider the Merger. See page 16, "Information About the Merger -- Expenses of the Merger." Because of this allocation of expenses and the relative sizes of the Funds, each DSF Fund stockholder will receive fewer Merger Shares than he or she would have received had DSF Fund not been liable for such expenses.

    Each Fund's Board of Directors has voted to approve the Merger Agreement and to recommend that its respective stockholders also approve the Merger proposal. The Merger and the related transactions described in the Merger Agreement will be consummated only if approved by the affirmative vote of holders of a majority of the outstanding shares of common stock of DSF Fund entitled to vote and holders of a majority of the outstanding shares of common stock of RCS Fund entitled to vote. It is also a condition to the closing of the Merger that the Merger Shares will have been accepted for listing on the NYSE.

    In the event that the Merger proposal does not receive the required approvals, DSF Fund and RCS Fund will continue to be managed as separate funds in accordance with their respective investment objectives and policies. The Board of Directors of DSF Fund would give further consideration to whether other actions were in the best interest of DSF Fund.

BACKGROUND AND REASONS FOR THE MERGER.

DELIBERATIONS OF THE DSF FUND DIRECTORS

    At the Annual Meeting of DSF Fund stockholders held on October 26, 2000 as adjourned and reconvened on November 7, 2000, holders of 65.5% of the shares voted, or 44.4% of the outstanding shares, approved a nonbinding stockholder proposal urging the DSF Fund Board of Directors to take the steps necessary to make DSF Fund an open-end investment company (i.e., a company that is required to redeem its shares at their net asset value). The Board of Directors of DSF Fund, at its meeting on November 30, 2000, appointed a committee of the Board (the "Committee"), consisting solely of Directors who were not "interested persons" of DSF Fund, as defined in the 1940 Act ("Disinterested Directors"), to consider and make recommendations to the Board of Directors of DSF Fund as to what, if any, action should be taken by the Board in response to this stockholder proposal.

    The Committee met with DSF Fund's counsel and management on December 18, 2000, January 8, 2001, January 23, 2001, February 8, 2001, and March 1, 2001.
Special Maryland counsel also attended certain of these meetings. In view of the vote of stockholders urging open-ending, the Committee considered ways, including combining with an open-end fund and liquidation, to permit stockholders to realize net asset value for their shares. The Committee also considered options to provide stockholders an opportunity to continue to earn high current income through investment in a fund similar to DSF Fund through a nontaxable transaction. To assist it in such consideration, the Committee retained an outside consultant, Lipper, Inc., to advise and provide data with respect to the consequences of various possible actions and as to other funds with investment objectives and policies similar to those of DSF Fund into which DSF Fund could merge. Pursuant to instructions from the Committee, management of DSF Fund was authorized to explore the possibility of a merger of DSF Fund into RCS Fund. At the March 1, 2001 meeting of the Committee, management reported that the Board of Directors of RCS Fund was favorably disposed to exploring a merger with DSF Fund provided that DSF Fund was of an agreed minimum size at the time of the merger and that most of the expenses of the merger were assumed by DSF Fund.

    On the basis of its deliberations, the Committee recommended to the Board of Directors of DSF Fund at a meeting held on March 15, 2001 that DSF Fund make a tender offer for 55% of its outstanding shares, at a purchase price equal to 99 1/2% of net asset value at the expiration of the tender offer, subject to prior approval by stockholders of DSF Fund and RCS Fund of the merger of DSF Fund into RCS Fund at the completion of the tender offer. It was reported that the Board of Directors of RCS Fund had not yet approved the merger.

    The Committee and management reported to the Board of Directors of DSF Fund that the recommendation was intended to provide an opportunity for stockholders wishing to achieve immediate net asset value for their shares to do so, while providing continuity to those stockholders wishing to achieve high current income from an investment vehicle similar to DSF Fund, without, in the latter case, triggering the recognition of any gains on DSF Fund shares. It was explained that the 1/2% discount from net asset value at which the tender offer was priced was a means to ensure that tendering stockholders shared a portion of the costs of the tender offer and merger with stockholders who did not tender.

    The Board of Directors of DSF Fund was presented with comparative information with respect to the investment objectives and policies, performance, fees and expense ratios of DSF Fund and RCS Fund as well as estimates of pro forma expense ratios after the merger. The Board was also presented with information provided by Lipper, Inc. with respect to other potential merger partners. The Board also considered the fact that under certain circumstances, such as a major widening of the discounts from net asset value at which shares of DSF Fund and RCS Fund were trading or a tender of a large majority of DSF Fund's shares in the tender offer, the proposed merger with RCS Fund would not be in the best interests of DSF Fund stockholders and that it would be preferable for DSF Fund to be liquidated.

    The Board of Directors of DSF Fund approved the proposed tender offer and merger in principle and authorized the Committee to negotiate and approve other terms of the merger. The Committee met again on May 1, 2001 and May 10, 2001 to consider the terms on which the Board of Directors of RCS Fund had approved in principle the merger of DSF Fund into RCS Fund, including a reduction in the tender offer to 50% of DSF Fund's outstanding shares and specific proposals as to sharing of merger expenses. The Committee then approved the Tender Offer and the Merger as being in the best interests of DSF Fund and determined that the interests of existing stockholders would not be diluted as a result of the Merger. At a meeting on June 1, 2001, the Board of Directors of DSF Fund, including a majority of the Disinterested Directors, determined that the Tender Offer and the Merger would be in the best interests of DSF Fund and that the interests of existing stockholders of DSF Fund would not be diluted as a result of the Merger. In determining that there would be no dilution of the interest of DSF Fund's stockholders, the Board of Directors of DSF Fund considered estimates provided by Dresdner RCM of DSF Fund's Merger expenses and of post-Merger pro-forma per share annual expense ratios. These estimates were based on May 4, 2001 net assets and assumed that various percentages of shares of DSF Fund (ranging from 0% to 50%) were purchased in the Tender Offer. Estimated dilution as a percentage of DSF Fund's net assets ranged from about 38 to 76 basis points. This minimal dilution was offset by estimated post-Merger reductions in expense ratios to DSF Fund stockholders ranging from about 21 basis points to 64 basis points per annum. The estimates showed that the costs of the Merger to DSF Fund stockholders would be recovered in about 1.2 to 1.8 years through the estimated savings in expense ratios.

    In reaching the conclusion that the Merger is in the best interest of DSF Fund, the DSF Fund Board of Directors considered a number of additional factors, including: (1) their knowledge of and satisfaction with the performance of Dresdner RCM as an investment adviser; (2) historical and pro forma financial information, including realized and unrealized gains and losses of each Fund;
(3) the fact that shares of the Funds trade at discounts from their net asset values and that stockholders of DSF Fund may receive shares trading at a different discount from net asset value than the shares of DSF Fund; and
(4) the fact that the Tender Offer and the Merger would be abandoned and DSF Fund would be liquidated and dissolved if (i) more than 75% of DSF Fund's outstanding shares were tendered in the Tender Offer or (ii) the average daily closing price of a share of common stock of RCS Fund during the five trading days immediately preceding and including the expiration date of the Tender Offer represented a discount from its net asset value that, as a percentage of its net asset value, was more than 15 percentage points greater than the discount from net asset value, as a percentage of its net asset value, represented by the average daily closing price of a share of common stock of DSF Fund during that same period (for these purposes, a premium to net asset value for a share of common stock, as a percentage of such share's net asset value, will be treated as a negative discount from net asset value for such share of common stock, as a percentage of its net asset value).

DELIBERATIONS OF THE RCS FUND DIRECTORS

    The Board of Directors of RCS Fund considered a merger of the two Funds as an opportunity to benefit existing RCS Fund stockholders by acquiring additional portfolio assets of a similar nature, credit quality and duration as the Fund's existing assets, thereby potentially increasing RCS Fund's ability to realize economies of scale, and by increasing the number of outstanding shares of the Fund, thereby potentially creating a more liquid trading market for shares of RCS Fund. In exploring the merger of DSF Fund into RCS Fund, the Board of Directors of RCS Fund made its approval of such a transaction subject to two principal conditions: there would be no impairment of the overall credit quality of RCS Fund's existing portfolio of investments as a result of the acquisition of DSF Fund's assets and any merger expenses incurred by RCS Fund, as well as the overall expenses of the combined funds after the merger, would not result in a higher rate of operating costs for RCS Fund.

    In approving the Merger, the Board of Directors of RCS Fund considered:
(1) the credit quality of the DSF Fund assets that would be acquired by RCS Fund in a merger; (2) transaction costs that might be incurred by RCS Fund to reinvest cash acquired in lieu of DSF Fund portfolio securities; (3) the allocation of Merger-related expenses between the two Funds; (4) the effect of Merger-related expenses on the Combined Fund's expense ratio, and whether the Merger would be accretive or dilutive of existing stockholders' interests in RCS Fund; (5) the adoption of appropriate accounting procedures to ensure proper calculation of shares to be issued by RCS Fund in connection with the Merger;
(6) the circumstances in which DSF Fund could terminate the Merger prior to its consummation; and (7) the agreement by Dresdner RCM to indemnify RCS Fund against certain potential liabilities of DSF Fund.

    RCS Fund has also entered into an agreement with Dresdner RCM (the "Letter Agreement") pursuant to which Dresdner RCM will waive such portion of its management fee during the first year following the Merger as may be necessary to ensure that the total expenses actually incurred by RCS Fund during that period, plus nonrecurring Merger-related expenses, will be at least $75,000 less than the projected operating expenses for the Combined Fund using an estimated expense ratio for RCS Fund computed on the assumption that the Merger had not taken place. In addition, Dresdner RCM will waive its management fee in excess of a rate of 0.75% per annum on net assets of the Combined Fund in excess of RCS Fund's pre-Merger net assets. See page 18, "Information about the Merger -- RCS Fund and Dresdner RCM Letter Agreement."

    On June 15, 2001, at a Special Meeting of the Board of Directors of RCS Fund, the Board, including the Disinterested Directors, determined that the terms of the Merger, as set forth in the Merger Agreement and the Letter Agreement, are fair and reasonable and would be in the best interests of RCS

Fund's stockholders. The Board of Directors of RCS Fund, therefore, voted unanimously to approve the Merger and the Merger Agreement substantially in the form attached as Appendix A to this Prospectus/ Proxy Statement and to recommend approval by the stockholders of RCS Fund.

    AGREEMENT AND PLAN OF MERGER. The following discussion of the Merger Agreement is qualified in its entirety by the full text of the Merger Agreement, a copy of which is attached as Appendix A to this Prospectus/Proxy Statement.

    The terms of the Merger, which is structured as a statutory merger under Maryland law, are set forth in the Merger Agreement. The Merger Agreement provides that, on the Merger Date (10:00 a.m. San Francisco time, on the next full business day following the Valuation Time, as defined below), RCS Fund will acquire all of DSF Fund's assets and assume all of DSF Fund's liabilities, and all outstanding shares of common stock of DSF Fund will be converted into full and fractional Merger Shares having an aggregate net asset value equal to the aggregate net asset value of the DSF Fund shares. The time (the "Valuation Time") as of which the Funds' assets and liabilities will be valued for purposes of determining the net asset value of their respective shares for the Merger will be 2:00 p.m. San Francisco time on the fourth full business day following the expiration of the Tender Offer, or such other date and time as may be agreed upon by the parties.

    As a result of the Merger, each holder of shares of common stock of DSF Fund on the Merger Date will, without taking any further action, receive a number of Merger Shares equal in net asset value to the net asset value of his or her shares of DSF Fund, such values being determined at the Valuation Time. This share conversion will be accomplished by establishing accounts on the share records of RCS Fund in the name of each DSF Fund stockholder on the Merger Date, with each account representing the respective number of Merger Shares due to such stockholder. Certificates representing Merger Shares will be issued only upon written request by a stockholder receiving such shares.

    As a result of the Merger and the conversion of shares of DSF Fund into shares of RCS Fund, as described above, stockholders of DSF Fund will become stockholders of RCS Fund, with the rights and obligations of such stockholders as set forth in RCS Fund's Charter and Bylaws. DSF Fund will, by operation of law, cease to exist as a separate corporation upon the consummation of the Merger, and RCS Fund will thereafter continue as the surviving corporation under Maryland law.

    The consummation of the Merger is subject to the conditions set forth in the Merger Agreement, including the condition that the Merger and related transactions be approved by the stockholders of each Fund. See "Synopsis -- Percentage of Stockholders' Votes Required to Approve the Merger" at page 7. The Merger Agreement may be terminated and the Merger abandoned at any time, before or after approval by the stockholders, prior to the Merger Date by mutual consent of the Boards of Directors of RCS Fund and DSF Fund, if the Merger has not been consummated by December 31, 2001, or such other date as the Boards of Directors of both Funds shall mutually agree on, or if any condition set forth in the Merger Agreement has not been fulfilled and has not been waived by the party entitled to its benefits.

    The Merger Agreement will terminate, and DSF Fund will be liquidated in an orderly fashion and dissolved and the liquidation proceeds distributed pro rata to DSF Fund stockholders, in either of two situations: (1) if stockholders of DSF Fund tender more than 75% of the outstanding shares of DSF Fund in the Tender Offer; or (2) if the average daily closing price of a share of common stock of RCS Fund during the five trading days immediately preceding and including the expiration date of the Tender Offer represents a discount from its net asset value that, as a percentage of its net asset value, is more than 15 percentage points greater than the discount from net asset value, as a percentage of its net asset value, represented by the average daily closing price of a share of common stock of DSF Fund during that same period (for these purposes, a premium to net asset value for a share of common stock, as a percentage of such share's net asset value, will be treated as a negative discount from net asset value for such share of common stock, as a percentage of its net asset value).

    EXPENSES OF THE MERGER. The following summary of the expenses of the Merger and their allocation between the Funds is qualified in its entirety by the full text of the Merger Agreement, a copy of which is attached as Appendix A to this Prospectus/Proxy Statement.

    COMPLETED MERGER EXPENSES. The legal, printing and other fees and expenses incurred by RCS Fund and DSF Fund to prepare, print and distribute the documents necessary to effect the Merger, including, without limitation, this Prospectus/Proxy Statement, the SAI and the Merger Agreement, are currently estimated to be $500,000. Pursuant to the Merger Agreement, RCS Fund will be responsible for the first $25,000 of these expenses, which may be higher than estimated, and DSF Fund will be liable for the remainder if the Merger is consummated. In addition, each Fund will separately be responsible for its own legal and other costs and expenses to prepare those portions of this Prospectus/Proxy Statement that relate to proposals other than the Merger to be voted on by that Fund's stockholders and to hold meetings of its stockholders and Directors to consider the Merger and the Merger Agreement. The expenses described in this paragraph that each Fund will bear will be included as a liability of such Fund at the Valuation Time, causing such Fund's aggregate net asset value and net asset value per share to be lower than what it would have been in the absence of these expenses.

    In connection with the Merger, DSF Fund may liquidate certain of its portfolio securities which RCS Fund decides are unsuitable or undesirable for it to acquire. Cash proceeds from the sale of such DSF Fund assets which are not reinvested prior to the Merger in portfolio securities acceptable to RCS Fund would be acquired by RCS Fund in the Merger in lieu of securities, and may be reinvested by RCS Fund in accordance with its investment policies and restrictions. RCS Fund may incur transaction costs when reinvesting any such cash acquired in the Merger.

    As discussed above, prior to the Merger, DSF Fund will conduct a Tender Offer for outstanding shares of DSF Fund. The liquidation of DSF Fund's portfolio assets to finance the repurchase of tendered shares will entail transaction costs, which will be borne by DSF Fund. In addition, these liquidation transactions, as well as any pre-Merger liquidation of DSF Fund assets discussed in the preceding paragraph, may cause DSF Fund to realize capital gains or losses prior to the Merger Date. Any gains realized by DSF Fund prior to the Merger Date will be distributed to stockholders of DSF Fund prior to the Merger Date and, therefore, the tax costs associated with such gains will be borne solely by DSF Fund stockholders. See page 23, "Information About the Merger -- Federal Income Tax Consequences."

    "BROKEN DEAL" EXPENSES. In addition to the expense provisions discussed above, the Merger Agreement requires DSF Fund to reimburse RCS Fund for certain Merger-related expenses incurred by RCS Fund in the event that the Merger is not consummated. The following discussion of these "broken deal" reimbursement provisions is intended only as a summary, and you should refer to the full text of the Merger Agreement in Appendix A of this Prospectus/Proxy Statement for a more complete description of DSF Fund's expense reimbursement obligations:

    - DSF Fund will reimburse one-half of the reasonable expenses incurred by RCS Fund to prepare and distribute this Prospectus/Proxy Statement (other than incremental costs associated with preparing the portions of this Prospectus/Proxy Statement captioned "Additional Proposals to be Voted on by Stockholders of RCS Fund Only" and expenses incurred in connection with the accountant's letter referred to in Section 8(g) of the Merger Agreement), the Merger Agreement and other documents necessary to effect the Merger if the Merger is not consummated because: (1) the holders of a majority of outstanding shares of DSF Fund vote to approve the Merger but the holders of a majority of the outstanding shares of RCS Fund do not vote to approve the Merger; (2) the Directors of RCS Fund and DSF Fund mutually agree to terminate the Merger Agreement; (3) the Merger Agreement terminates automatically upon the failure to consummate the Merger by December 31, 2001, unless the Directors of both Funds agree to extend this date; (4) the holders of a majority of outstanding shares of each of DSF Fund and RCS Fund do not vote to approve the Merger; (5) any condition to DSF Fund's obligation to complete the Merger set forth in Section 9 of the Merger Agreement (other than the Tender Offer and required approvals of the RCS Fund and DSF Fund stockholders) is not fulfilled; (6) RCS Fund has not received prior to the effective date of this Registration Statement the accountant's letter referred to in Section 8(g) of the Merger Agreement; or (7) both a condition to DSF Fund's obligation to complete the Merger set forth in Section 9 of the Merger Agreement (other than the Tender Offer and the approvals of the RCS Fund and DSF Fund stockholders) and a condition to RCS Fund's obligation to complete the Merger set forth in Section 8 of the Merger Agreement (other than the accountant's letter referred to in Section 8(g) and the approvals of the RCS Fund and DSF Fund stockholders) are not fulfilled.

    - DSF Fund will reimburse RCS Fund for all reasonable expenses in excess of $40,000 incurred by RCS Fund to prepare and distribute this Prospectus/Proxy Statement (other than incremental costs associated with preparing the portions of this Prospectus/Proxy Statement captioned "Additional Proposals to be Voted on by Stockholders of RCS Fund Only" and expenses incurred in connection with the accountant's letter referred to in Section 8(g) of the Merger Agreement), the Merger Agreement and other documents necessary to effect the Merger, as well as all reasonable expenses incurred by RCS Fund to hold meetings of its Board of Directors and stockholders to consider the Merger proposal, if (1) the holders of a majority of outstanding shares of RCS Fund vote to approve the Merger but the holders of a majority of outstanding shares of DSF Fund do not vote to approve the Merger, or (2) by December 31, 2001, or such other date as the Directors of both Funds shall mutually agree on, the holders of a majority of outstanding shares of RCS Fund have voted to approve the Merger but the DSF Fund stockholders have not yet voted on the Merger proposal.

    - DSF Fund will reimburse RCS Fund for all reasonable expenses in excess of $25,000 incurred by RCS Fund to prepare and distribute this Prospectus/Proxy Statement (other than incremental costs associated with preparing the portions of this Prospectus/Proxy Statement captioned "Additional Proposals to be Voted on by Stockholders of RCS Fund Only" and expenses incurred in connection with the accountant's letter referred to in Section 8(g) of the Merger Agreement), the Merger Agreement and other documents necessary to effect the Merger, as well as all reasonable expenses in excess of $40,000 incurred by RCS Fund to hold meetings of its Board of Directors and stockholders to consider the Merger, if the Merger is terminated pursuant to the Merger Agreement because (1) 75% or more of the outstanding shares of DSF Fund are tendered in the Tender Offer; or
      (2) the average daily closing price of a share of common stock of RCS Fund during the five trading days immediately preceding and including the expiration date of the Tender Offer represents a discount from its net asset value that, as a percentage of its net asset value, is more than 15 percentage points greater than the discount from net asset value, as a percentage of its net asset value, represented by the average daily closing price of a share of common stock of DSF Fund during that same period (for these purposes, a premium to net asset value for a share of common stock, as a percentage of such share's net asset value, will be treated as a negative discount from net asset value for such share of common stock, as a percentage of its net asset value).

    - DSF Fund will reimburse RCS Fund for all reasonable expenses incurred by RCS Fund in connection with the Merger (other than incremental costs associated with preparing the portions of this Prospectus/Proxy Statement captioned "Additional Proposals to be Voted on by Stockholders of RCS Fund Only" and expenses incurred in connection with the accountant's letter referred to in Section 8(g) of the Merger Agreement) if the Merger is not consummated by reason of the nonfulfillment of any condition to RCS Fund's obligations set forth in Section 8 of the Merger Agreement, other than the required approvals of the RCS Fund and DSF Fund stockholders and the accountant's letter referred to in Section 8(g) of the Merger Agreement.

    In addition, pursuant to the Letter Agreement, Dresdner RCM will reimburse RCS Fund for certain "broken deal" expenses not reimbursed by DSF Fund under the terms of the Merger Agreement. See below, "Information about the Merger -- RCS Fund and Dresdner RCM Letter Agreement." Notwithstanding any of the expense reimbursement provisions contained in the Merger Agreement or the Letter

Agreement and described in this Prospectus/Proxy Statement, RCS Fund shall directly bear such expenses to the extent that their reimbursement by DSF Fund or Dresdner RCM would, in the opinion of legal counsel to RCS Fund, result in the disqualification of RCS Fund as a "regulated investment company" under
Section 851 of the Internal Revenue Code of 1986, as amended (the "Code").

    RCS FUND AND DRESDNER RCM LETTER AGREEMENT. In connection with the Merger, RCS Fund has entered into the Letter Agreement with Dresdner RCM, dated as of August 2, 2001. The following summary of the terms of the Letter Agreement is qualified in its entirety by the full text of the Letter Agreement, a copy of which has been filed with the SEC as an exhibit to this Registration Statement.

    Pursuant to the Letter Agreement, Dresdner RCM has agreed, to the extent not reimbursed by DSF Fund pursuant to the Merger Agreement, to:

    - Reimburse all expenses up to a maximum of $40,000 incurred by RCS Fund to hold meetings of its Board of Directors and stockholders to consider the Merger in the event that (1) the Merger is not consummated due to the nonfulfillment of any condition to DSF Fund's obligation to consummate the Merger, including a failure to obtain the required approval of the RCS Fund stockholders but excluding a failure to obtain the required approval of the DSF Fund stockholders, or (2) the Merger is terminated pursuant to the Merger Agreement because (i) 75% or more of the outstanding shares of DSF Fund are tendered in the Tender Offer or (ii) the average daily closing price of a share of common stock of RCS Fund during the five trading days immediately preceding and including the expiration date of the Tender Offer represents a discount from its net asset value that, as a percentage of its net asset value, is more than 15 percentage points greater than the discount from net asset value, as a percentage of its net asset value, represented by the average daily closing price of a share of common stock of DSF Fund during that same period (for these purposes, a premium to net asset value for a share of common stock, as a percentage of such share's net asset value, will be treated as a negative discount from net asset value for such share of common stock, as a percentage of its net asset value).

    - Reimburse all expenses up to a maximum of $40,000 incurred by RCS Fund to prepare and distribute this Prospectus/Proxy Statement, the Merger Agreement and other documents necessary to effect the Merger in the event that the holders of a majority of the shares of DSF Fund do not vote to approve the Merger.

    - Waive a portion of its management fee payable by RCS Fund during the twelve months immediately following the Merger as may be necessary to ensure that the total operating expenses for the Combined Fund for that period, plus nonrecurring Merger-related expenses, will be at least $75,000 less than the projected operating expenses for the Combined Fund using an estimated expense ratio for RCS Fund computed on the assumption that the Merger had not taken place.

    - Waive its management fee in excess of a rate of 0.75% per annum on net assets of the Combined Fund in excess of the net assets of RCS Fund immediately prior to the Merger.

    DESCRIPTION OF THE MERGER SHARES. Each of the Merger Shares will be fully paid and nonassessable when issued and will have no preemptive, conversion or exchange rights. The Merger Shares will have equal noncumulative voting rights and equal rights with respect to dividends, assets and liquidation. The Merger Shares will be transferable without restriction.

    TRADING INFORMATION. Shares of common stock of each Fund are traded on the NYSE. The following chart shows quarterly trading information per common share for the past two fiscal years and the current fiscal year of the Funds, as reported by the NYSE:

                                    DSF FUND
                                  (Unaudited)

                                                                                      DISCOUNT OR
                                                                           CLOSING    (PREMIUM) TO
                                                         CLOSING MARKET   NET ASSET    NET ASSET
QUARTER ENDED           HIGH PRICE ($)   LOW PRICE ($)     PRICE ($)      VALUE ($)    VALUE (%)
-------------           --------------   -------------   --------------   ---------   ------------
       1/31/99              7.125            6.438           6.750          8.230        17.98
       4/30/99              6.875            6.563           6.875          8.490        19.02
       7/31/99              6.938            6.625           6.625          8.070        17.91
      10/31/99              6.563            6.188           6.188          7.680        19.43
       1/31/00              6.313            5.750            6.00          7.360        21.88
       4/30/00              6.063            5.813           5.875          7.280        19.30
       7/31/00              6.500            5.625           6.438          7.350        12.41
      10/31/00              6.875            6.375           6.688          7.080         5.54
       1/31/01              7.130            6.563           7.000          7.430         5.79
       4/30/01              7.350            6.910           6.940          7.110         2.39
       7/31/01              7.120            6.730           6.760          6.990         3.29

                                    RCS FUND
                                  (Unaudited)

                                                                                      DISCOUNT OR
                                                                           CLOSING    (PREMIUM) TO
                                                         CLOSING MARKET   NET ASSET    NET ASSET
QUARTER ENDED           HIGH PRICE ($)   LOW PRICE ($)     PRICE ($)      VALUE ($)    VALUE (%)
-------------           --------------   -------------   --------------   ---------   ------------
       4/30/99               9.875           9.438            9.625        11.760        18.16
       7/31/99               9.875           9.563            9.625        10.850        11.29
      10/31/99               9.688           8.625            9.000        10.950        17.81
       1/31/00               9.125           8.688            9.125        10.560        13.67
       4/30/00               8.938           8.688            8.750        10.420        16.03
       7/31/00               9.313           8.313            9.188        10.630        13.57
      10/31/00               9.750           9.188            9.750        10.730         9.13
       1/31/01              10.400           9.250           10.350        11.140         6.76
       4/30/01              10.530          10.040           10.330        10.960         5.75
       7/31/01              10.950          10.050           10.870        11.110         2.16

    On October 12, 2001 the market price, net asset value per share and discount to net asset value were $6.60, $6.83, and 3.37%, respectively, for DSF Fund and $10.95, $11.21, and 2.32%, respectively, for RCS Fund.

    COMPARISON OF THE FUNDS' INVESTMENT OBJECTIVES, POLICIES AND
RESTRICTIONS. The following discussion summarizes the investment objectives, policies and restrictions of RCS Fund. Except as noted below, DSF Fund generally has similar investment policies to those of RCS Fund. Further, except as noted below, the investment objectives and policies of RCS Fund discussed below are not fundamental and may be changed without a vote of the holders of RCS Fund common stock, but the investment restrictions of RCS Fund are fundamental. The investment objectives, limitations on investment and restrictions of DSF Fund are all fundamental, and may not be changed without the affirmative vote of a "majority of the outstanding voting securities" of DSF Fund. A "majority of the outstanding voting securities" is defined in the 1940 Act to mean the affirmative vote of the lesser of (1) more than 50% of the outstanding voting securities, or (2) 67% or more of the voting securities present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. This section is qualified in its entirety by the discussion in the SAI, which is incorporated herein by reference.

    INVESTMENT OBJECTIVES. The primary investment objective of RCS Fund is to generate a level of income that is higher than that generated by high-quality, intermediate-term U.S. debt securities, which are defined as three- to ten-year instruments that are rated at least AA by S&P or Aa by Moody's. As a secondary objective, RCS Fund will seek to maintain volatility in the net asset value of the common stock comparable to that of high-quality, intermediate-term U.S. debt securities. RCS Fund will also seek capital appreciation to the extent consistent with its other investment objectives. THE PRIMARY INVESTMENT OBJECTIVE OF DSF FUND IS HIGH INCOME THROUGH GLOBAL INVESTMENT IN DEBT SECURITIES. LONG-TERM CAPITAL APPRECIATION THROUGH SUCH INVESTMENT IS A SECONDARY OBJECTIVE OF DSF FUND.

    INVESTMENT POLICIES. RCS Fund invests in a portfolio of U.S. and foreign debt securities.

    Under current market conditions, RCS Fund expects to invest principally in a portfolio of high-quality, intermediate-term U.S. mortgage-related securities and foreign debt instruments. Under normal market conditions, RCS Fund will invest at least 65% of its total assets in government securities, including bonds issued or guaranteed by the U.S. or foreign governments. DSF FUND DOES NOT HAVE A COMPARABLE INVESTMENT POLICY.

    RCS Fund will allocate its assets among securities of countries and in currency denominations where opportunities for meeting its investment objectives are expected to be the most attractive. RCS Fund's investments will be allocated among debt securities of issuers in three separate investment sectors: the United States, developed foreign markets and emerging markets. RCS Fund will invest a minimum of 33% of its net assets in U.S. debt securities. A maximum of 67% of RCS Fund's total assets may be invested in foreign debt instruments, including emerging market debt instruments, and a maximum of 20% of RCS Fund's total assets may be invested in emerging market debt instruments. RCS Fund may also invest up to 45% of its total assets in the securities of governmental or corporate issuers located in a single foreign country, subject to RCS Fund's overall limitation on foreign securities holdings. AS A MATTER OF FUNDAMENTAL POLICY, DSF FUND IS NOT REQUIRED TO MAINTAIN A MINIMUM OR MAXIMUM ALLOCATION OF INVESTMENTS IN THE UNITED STATES, DEVELOPED FOREIGN MARKETS OR EMERGING MARKETS. FURTHER, AS A MATTER OF FUNDAMENTAL POLICY, DSF FUND'S INVESTMENTS ARE DENOMINATED IN THE U.S. DOLLAR, EXCEPT THAT DSF FUND MAY INVEST UP TO 25% OF ITS TOTAL ASSETS AT THE TIME OF INVESTMENT IN NON U.S. DOLLAR DENOMINATED SECURITIES, WITH NO MORE THAN 10% OF ITS TOTAL ASSETS AT THE TIME OF INVESTMENT IN SECURITIES DENOMINATED IN THE CURRENCIES OF EMERGING MARKET COUNTRIES AND NO MORE THAN 5% OF ITS TOTAL ASSETS AT THE TIME OF INVESTMENT IN SECURITIES DENOMINATED IN ANY ONE EMERGING MARKET COUNTRY CURRENCY.

    Except with respect to emerging market instruments, RCS Fund will invest, under normal market conditions, only in securities that are rated investment-grade or, if unrated, are of comparable quality in the determination of Dresdner RCM. Investment-grade securities are generally considered to be those securities rated BBB or higher by S&P or Baa or higher by Moody's. DSF FUND DOES NOT HAVE A COMPARABLE INVESTMENT POLICY.

    RCS Fund will seek to maintain a minimum average dollar-weighted credit quality of securities in its portfolio of AA by S&P or Aa by Moody's or their equivalent. As discussed above, RCS Fund also may invest up to 20% of its total assets in emerging market debt instruments, which may be rated below investment-grade and may involve a higher degree of risk. AS A MATTER OF FUNDAMENTAL POLICY, DSF FUND SEEKS TO MAINTAIN A DOLLAR-WEIGHTED AVERAGE PORTFOLIO QUALITY OF INVESTMENT-GRADE BASED ON RATINGS BY MOODY'S OR S&P, MEASURED AT THE TIME OF INVESTMENT; PROVIDED, HOWEVER, THAT NO MORE THAN 10% OF DSF FUND'S TOTAL ASSETS AT THE TIME OF INVESTMENT WILL BE INVESTED IN ANY ONE SOVEREIGN ISSUER RATED BELOW AA BY S&P OR Aa BY MOODY'S. DSF FUND'S INVESTMENTS IN SECURITIES DENOMINATED IN EMERGING MARKET COUNTRY CURRENCIES MAY INCLUDE NONINVESTMENT-GRADE SECURITIES.

    The weighted average life of RCS Fund's investments, under normal market conditions, is expected to be less than 10 years. DSF FUND HAS A COMPARABLE INVESTMENT POLICY.

    RCS Fund may not invest more than 10% of its total assets in Brady Bonds. DSF FUND DOES NOT HAVE A COMPARABLE LIMITATION.

    RCS Fund may invest up to 20% of its total assets in commercial mortgage-related securities. DSF FUND DOES NOT HAVE A COMPARABLE LIMITATION.

    Under normal market conditions, RCS Fund will invest at least 65% of its total assets in issuers located in not less than three different countries, including the United States. Further, securities of issuers in any one foreign country (other than the United States) will represent no more than 45% of RCS Fund's total assets. DSF FUND DOES NOT HAVE A COMPARABLE LIMITATION.

    RCS Fund may hold cash and/or invest any portion or all of its assets in high-quality money market instruments if Dresdner RCM believes that a temporary defensive posture in the market is warranted. DSF FUND MAY INVEST UNLIMITED AMOUNTS IN U.S. TREASURY SECURITIES.

    As a matter of fundamental policy, RCS Fund is authorized to borrow money from banks, other financial institutions, or other lenders in an amount up to 33 1/3% of RCS Fund's total assets (including the amount borrowed), less all liabilities and indebtedness other than bank or other borrowings, and may engage without limitation in reverse repurchase agreements and dollar rolls (which may be deemed to be "borrowings" under current regulations). RCS Fund is authorized to borrow an amount not exceeding 5% of its total assets for temporary or emergency purposes, such as for the clearance and settlement of portfolio transactions, provided that the total amount borrowed does not exceed 33 1/3%. AS A MATTER OF FUNDAMENTAL POLICY, DSF FUND MAY NOT BORROW MORE THAN 30% (INCLUDING THE AMOUNT BORROWED) OF ITS TOTAL ASSETS, LESS ALL LIABILITIES AND INDEBTEDNESS OTHER THAN BANK OR OTHER BORROWINGS FOR INVESTMENT PURPOSES. IN ADDITION, DSF FUND MAY BORROW FOR TEMPORARY OR EMERGENCY PURPOSES AN AMOUNT UP TO 5% OF DSF FUND'S TOTAL ASSETS (NOT INCLUDING THE AMOUNT BORROWED).

    The Funds understand that the staff of the SEC deems certain transactions that the Funds may enter into to involve the issuance of a senior security unless liquid assets are segregated or their obligations under such transactions are otherwise covered. Such transactions include: short sales, reverse repurchase agreements, forward contracts, future contracts and options thereon, options on securities and currencies, dollar rolls and swaps, caps, floors and collars. To the extent that the Funds have segregated liquid assets, entered into a closing transaction, or otherwise covered a transaction or position, such transaction or position will not be deemed to be a senior security and will not be subject to the Funds' restrictions on borrowing.

    RCS Fund may invest in corporate fixed income securities of both domestic and foreign issuers.

    DSF FUND MAY INVEST, AT THE TIME OF INVESTMENT, UP TO: (i) 5% OF ITS TOTAL ASSETS IN ANY ONE NONSOVEREIGN ISSUER; AND (ii) 10% OF ITS TOTAL ASSETS IN ISSUERS OF ANY ONE EMERGING MARKET COUNTRY.

    INVESTMENT RESTRICTIONS. RCS Fund and DSF Fund have adopted the fundamental investment restrictions noted below, which may not be changed without the affirmative vote of a "majority of the outstanding voting securities" of the Fund. Where the Funds have fundamental restrictions or policies addressing similar matters, the corresponding restrictions or policies have been set forth opposite each other.

                  RCS FUND                                           DSF FUND
--------------------------------------------       --------------------------------------------
RCS Fund may not purchase securities on            DSF Fund may not purchase securities on
margin, except that RCS Fund may obtain any        margin, except such short-term credits as
short-term credits necessary for the               may be necessary for the clearance of
clearance of purchases and sales of                transactions. For purposes of this
securities. For purposes of this                   restriction, the deposit or payment by DSF
restriction, the deposit or payment of             Fund of securities and other assets in
initial or variation margin in connection          escrow or collateral agreements with respect
with futures contracts or related options          to initial or variation margin in connection
will not be deemed to be a purchase of             with futures contracts or options will not
securities on margin.                              be deemed to be a purchase of securities on
                                                   margin.

RCS Fund is subject to a similar NON-              DSF Fund may not make short sales of
FUNDAMENTAL restriction.                           securities or maintain a short position if
                                                   the market value of all securities sold
                                                   short exceeds 25% of the value of DSF Fund's
                                                   total assets.

RCS Fund may not borrow money, except that         DSF Fund may not issue senior securities or
RCS Fund may engage in reverse repurchase          borrow money, except that DSF Fund may issue
agreements and dollar roll transactions and        senior securities and borrow money, on a
may borrow in an amount not exceeding              secured or unsecured basis, in an amount, at
33 1/3% of the value of RCS Fund's total           the time of borrowing or investing, up to
assets (including the amount borrowed)             30% of DSF Fund's total assets (including
valued at market, less liabilities (not            the amount borrowed), less all liabilities
including the amount borrowed) at the time         and indebtedness other than bank or other
the borrowing is made, and may use the             borrowings and may use the proceeds of such
proceeds of such borrowing for investment          senior securities or borrowings for
purposes. In addition, RCS Fund may borrow         investment purposes. In addition, DSF Fund
money for temporary or emergency purposes in       may borrow for temporary or emergency
an amount not exceeding 5% of the value of         purposes an amount up to 5% of DSF Fund's
RCS Fund's total assets (not including the         total assets (not including the amount
amount borrowed) provided that the total           borrowed).
amount borrowed by RCS Fund for any purpose
does not exceed 33 1/3% of its total assets.

RCS Fund may not pledge, hypothecate,              DSF Fund is not subject to a similar
mortgage, or otherwise encumber its assets         restriction.
except to secure borrowings and as margin or
collateral for financial futures, swaps and
other negotiable transactions in the
over-the-counter market.

RCS Fund may not underwrite the securities         DSF Fund may not act as an underwriter
of other issuers, except insofar as RCS Fund       (except to the extent DSF Fund may be deemed
may be deemed an underwriter in the course         to be an underwriter in connection with the
of disposing of portfolio securities.              sale of securities in DSF Fund's investment
                                                   portfolio).

                  RCS FUND                                           DSF FUND
--------------------------------------------       --------------------------------------------
RCS Fund may not purchase or sell real             DSF Fund may not purchase or sell real
estate or interests in real estate, except         estate or interests in real estate (other
that RCS Fund may purchase and sell                than mortgage- related securities),
securities that are secured by real estate         commodities or commodity contracts, except
or interests in real estate and may purchase       that DSF Fund may invest in futures
securities issued by companies that invest         contracts, options thereon and options on
or deal in real estate.                            currencies.

RCS Fund may not invest in commodities,            DSF Fund is subject to the preceding
except that RCS Fund may invest in futures         restriction regarding commodities.
contracts and options thereon, and options
on currencies.

RCS Fund may not make loans to others,             DSF Fund may not make loans. This
except through the purchase of qualified           restriction does not apply to: (a) the
debt obligations, the entry into repurchase        purchase of publicly traded debt securities
agreements and loans of portfolio securities       consistent with DSF Fund's investment
consistent with RCS Fund's investment              objectives and policies (including
objectives and policies.                           participation interests in such securities);
                                                   and (b) loans of DSF Fund's portfolio
                                                   securities.

RCS Fund may not invest in securities of           DSF Fund is not subject to a similar
other investment companies registered or           restriction.
required to be registered under the 1940
Act, except as they may be acquired as part
of a merger, consolidation, reorganization,
acquisition of assets or an offer of
exchange, or to the extent permitted by the
1940 Act.

RCS Fund is not subject to a similar               DSF Fund may not make investments for the
fundamental restriction.                           purpose of exercising control or management.

RCS Fund may not purchase any securities           DSF Fund may not invest more than 25% of its
which would cause more than 25% of the value       total assets at the time of investment in
of RCS Fund's total assets at the time of          any one industry (including banking). U.S.
purchase to be invested in the of issuers          Treasury securities are excluded from this
conducting their principal securities              restriction.
business activities in the same industry;
provided that there shall be no limit on the
purchase of U.S. government securities,
including securities issued by any agency or
instrumentality of the U.S. government, and
related repurchase agreements.

    FEDERAL INCOME TAX CONSEQUENCES. If the Merger is consummated as contemplated by the Merger Agreement, it is the opinion of Sullivan & Cromwell (based upon certain representations and subject to certain qualifications) that, for Federal income tax purposes:

    (i) the acquisition by RCS Fund of DSF Fund solely in exchange for Merger Shares and the assumption by RCS Fund of liabilities of DSF Fund, all pursuant to the plan of reorganization, constitutes a reorganization within the meaning of Section 368(a) of the Code and DSF Fund and RCS Fund will each be a "party to a reorganization" within the meaning of
        Section 368(b) of the Code;

    (ii) under Section 361 of the Code, no gain or loss will be recognized by DSF Fund upon the transfer of DSF Fund's assets and the assumption of its liabilities by RCS Fund in exchange for Merger Shares;

   (iii) under Section 354 of the Code, no gain or loss will be recognized by stockholders of DSF Fund upon the conversion of their shares of DSF Fund into Merger Shares;

    (iv) under Section 358 of the Code, the aggregate basis of the Merger Shares received by DSF Fund stockholders will be the same as the aggregate basis of DSF Fund shares converted into Merger Shares;

    (v) under Section 1223(1) of the Code, the holding periods of the Merger Shares received by the stockholders of DSF Fund will include the holding periods of DSF Fund shares converted into such Merger Shares, provided that at the time of the reorganization DSF Fund shares are held by such stockholders as capital assets;

    (vi) under Section 1032 of the Code, no gain or loss will be recognized by RCS Fund upon the receipt of assets of DSF Fund in exchange for Merger Shares and the assumption by RCS Fund of the liabilities of DSF Fund;

   (vii) under Section 362(b) of the Code, the basis in the hands of RCS Fund of the assets of DSF Fund transferred to RCS Fund will be the same as the basis of such assets in the hands of DSF Fund immediately prior to the transfer; and

  (viii) under Section 1223(2) of the Code, the holding periods of the assets of DSF Fund in the hands of RCS Fund will include the holding periods during which such assets were held by DSF Fund.

    If DSF Fund were to liquidate, for Federal income tax purposes:

    (i) the amount distributed to each stockholder would be treated as full payment in exchange for the stockholder's DSF Fund shares; and

    (ii) the stockholder would recognize capital gain or loss equal to the difference between the amount received and the stockholder's tax basis in the DSF Fund shares. The capital gain or loss would be long-term capital gain or loss if the stockholder had a holding period in DSF Fund shares in excess of one year, or short-term capital gain or loss if such holding period is one year or less.

    A portion of the assets of DSF Fund may be sold in connection with the Merger. DSF Fund will recognize capital gain or loss on a sale of assets in connection with the Merger equal to the difference between the amount realized on the sale of assets and the tax basis in the assets. Prior to the Merger Date, DSF Fund will declare a distribution to its stockholders which, together with all previous distributions, will have the effect of distributing to its stockholders all of its investment company taxable income and net realized capital gains through the Merger Date.

    Stockholders of DSF Fund should consult their tax advisors regarding the effect, if any, of the Merger of the Funds or the contingent liquidation of DSF Fund in light of their individual circumstances.

    Because the foregoing only relates to the Federal income tax consequences of the Merger of the Funds and the contingent liquidation of DSF Fund, those stockholders also should consult their tax advisors as to state, local or foreign tax consequences, if any, of the Merger of the Funds or the contingent liquidation of DSF Fund.

    CAPITALIZATION. The following table shows the capitalization of (i) DSF Fund and RCS Fund as of July 31, 2001, and (ii) on a pro forma combined basis, giving effect to the Merger at net asset value of the Funds as of that date and after giving effect to DSF Fund's repurchase of 50% of its shares outstanding as of the date of the Merger Agreement in connection with the Tender Offer. The data shown in this table do not reflect the nonrecurring Merger-related expenses of the Funds.

                                                                                    PRO FORMA COMBINED
                                                                                  (AFTER GIVING EFFECT TO
                                              DSF FUND           RCS FUND           THE TENDER OFFER)*
                                             -----------       ------------       -----------------------
NET ASSETS                                   $83,590,552       $338,976,899            $380,563,198

SHARES OF COMMON STOCK OUTSTANDING            11,954,566         30,515,800              34,259,664

NET ASSETS PER SHARE OF COMMON STOCK         $      6.99       $      11.11            $      11.11

------------------------

* Assumes that 50% of outstanding shares of DSF Fund common stock are tendered in the Tender Offer. It is a condition of RCS Fund's obligation to close the Merger that DSF Fund shall not have repurchased in the Tender Offer or otherwise more than 50% of its shares outstanding on the date of the Merger Agreement. If less than 50% of DSF Fund's outstanding shares are tendered, the actual assets acquired by RCS Fund in the Merger may be greater than projected. The combined capitalization of the Funds as of the above date, without giving effect to the Tender Offer, would be $422,567,451.

    The table above assumes that the Merger was consummated on July 31, 2001 and is for informational purposes only. No assurance can be given as to how many Merger Shares DSF Fund stockholders will actually receive or the net asset value per share of common stock of either Fund on the date the Merger takes place.

    Unaudited pro forma combined financial statements of the Funds as of July 31, 2001 and for the 12-month period then ended are included in the SAI. Because the Merger Agreement provides that RCS Fund will be the surviving fund following the Merger and because RCS Fund's investment objectives and policies will remain unchanged, the pro forma combined financial statements reflect the acquisition of the assets and the assumption of the liabilities of DSF Fund by RCS Fund as contemplated by the Merger Agreement.

    EACH FUND'S BOARD OF DIRECTORS BELIEVES THAT THE MERGER AND RELATED TRANSACTIONS ARE ADVISABLE AND IN THE BEST INTERESTS OF ITS RESPECTIVE STOCKHOLDERS. ACCORDINGLY, EACH FUND'S BOARD RECOMMENDS THAT ITS RESPECTIVE STOCKHOLDERS VOTE FOR APPROVAL OF THE MERGER AND THE RELATED TRANSACTIONS.

   II.  ADDITIONAL PROPOSALS TO BE VOTED ON BY STOCKHOLDERS OF DSF FUND ONLY

      DSF FUND PROPOSAL 2: APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT
                       BETWEEN DSF FUND AND DRESDNER RCM

    THE PROPOSAL. Stockholders of DSF Fund are being asked to approve a new investment management agreement between DSF Fund and Dresdner RCM (the "Proposed Advisory Agreement") which would take effect on the date of its approval by stockholders, continuing in effect thereafter from year to year if its continuance is approved at least annually, as described below. A new investment management agreement is necessitated by the recent acquisition by Allianz AG ("Allianz") of Dresdner Bank AG ("Dresdner Bank"), the ultimate parent company of Dresdner RCM, which acquisition, Dresdner RCM has determined, resulted in an "assignment" and automatic termination of the investment management agreement between Dresdner RCM and DSF Fund that was in effect immediately prior to Allianz's acquisition of Dresdner Bank (the "Prior Advisory Agreement") pursuant to the 1940 Act. Stockholder approval of this proposal would permit DSF Fund to continue to operate following Allianz's acquisition of Dresdner Bank under an investment advisory agreement substantially identical to the Prior Advisory Agreement.

    ALLIANZ BACKGROUND; THE TRANSACTION. Allianz is an international financial services company organized under the laws of Germany. The company's principal executive offices are located at Koeniginstrasse 28, D-80802, Munich, Germany. The Allianz Group of companies is one of the world's leading financial service providers, offering insurance and asset management products and services through property-casualty insurance, life and health insurance and financial services business segments. Allianz engages in financial services operations through over 850 subsidiaries with approximately 120,000 employees in more than 70 countries around the world. Allianz had total assets at December 31, 2000 of US
$371.9 billion (440.0 billion Euros), net income for the year ended
December 31, 2000 of US $2.9 billion (3.5 billion Euros) and total income for the year ended December 31, 2000 of US $65.0 billion (76.9 billion Euros). Allianz is a widely-held publicly traded company in which Munich Reinsurance ("Munich Re"), a German reinsurance company and holding company for the Munich Re Group, maintains a shareholder interest, an investment it has held for many years. Because Munich Re currently owns in excess of 25% of the outstanding voting securities of Allianz, it is presumed to "control" Allianz within the meaning of the 1940 Act. However, Dresdner RCM has infromed DSF Fund that, consistent with past practice, Munich Re is not expected to be involved in the management of Dresdner RCM. The principal executive offices of Munich Re are located at 80791 Munich, Germany.

    On July 23, 2001 (the "Closing Date"), Allianz acquired substantially all of the outstanding shares of capital stock of Dresdner Bank to create an integrated financial services firm (the "Transaction"). Under the terms of the Transaction, which was originally announced on April 1, 2001, Allianz purchased shares from the shareholders of Dresdner Bank for cash and stock valued at 53.13 Euros (approximately US$46.32) per Dresdner Bank share. The Transaction makes Allianz one of the world's largest asset managers, with over US $1 trillion in assets under management as of the Closing Date.

    The Transaction is being treated for purposes of the 1940 Act as a change in control of Dresdner RCM. The 1940 Act provides that such a change in control constitutes an "assignment" of the Prior Advisory Agreement under which Dresdner RCM provided advisory services to DSF Fund, resulting in the automatic termination of the Prior Advisory Agreement at the Closing Date. DSF Fund is currently operating under the Interim Advisory Agreement (as defined below) with Dresdner RCM.

    POST-TRANSACTION STRUCTURE AND OPERATION. Upon consummation of the Transaction, Allianz acquired direct beneficial ownership of the voting securities of Dresdner Bank and indirect beneficial ownership of Dresdner RCM. Dresdner RCM's advisory affiliates now include, among others, Pacific Investment Management Company LLC ("PIMCO"), Nicholas-Applegate Capital Management and Oppenheimer Capital. Subsequent to the Closing Date, Dresdner RCM and its affiliates have continued to operate in the United States as distinct asset managers under separate names.

    ANTICIPATED IMPACT OF THE TRANSACTION ON MANAGEMENT OF DSF FUND. The Transaction has not had any immediate impact on Dresdner RCM's management of DSF Fund or on Dresdner RCM's capacity to provide the type, quality or quantity of services that it currently provides to DSF Fund. To date, there has been no change in the team of investment professionals at Dresdner RCM responsible for the management of DSF Fund (the "DSF Fund Team"). Dresdner RCM has notified DSF Fund that, in light of its recent affiliation with PIMCO, it is considering the creation of a joint venture among Dresdner RCM, PIMCO and Blaylock & Partners ("Blaylock"), a privately owned investment banking firm, to provide management services to Dresdner RCM's existing fixed income clients. Dresdner RCM has indicated that, although no definitive agreement has been reached, Dresdner RCM, PIMCO and Blaylock have agreed to a nonbinding term sheet for the joint venture. Employment agreements with the DSF Fund Team have not yet been negotiated. It is expected that if such a joint venture were finalized, it would not come into effect prior to December 31, 2001. Such an arrangement likely would, itself, constitute the "assignment" of any investment advisory agreement with Dresdner RCM pursuant to the 1940 Act, terminating such agreement and requiring any subsequent investment advisory agreement to be approved by the Board of Directors and, within 150 days, stockholders of DSF Fund.

    BOARD APPROVAL OF ADVISORY AGREEMENTS. On June 1, 2001, the Board of Directors of DSF Fund, including a majority of its Disinterested Directors, approved, pursuant to Rule 15a-4 under the 1940 Act, an interim investment advisory agreement with Dresdner RCM (the "Interim Advisory Agreement"), the terms and conditions of which are the same as the Prior Advisory Agreement, except for the Interim Advisory Agreement's effective and termination dates and certain provisions required by Rule 15a-4. The Interim Advisory Agreement became effective on the Closing Date and will remain in effect until the earlier of (i) 150 days following the Closing Date, unless terminated sooner by DSF Fund on 10 calendar days' notice pursuant to Rule 15a-4 or (ii) the date that stockholders of DSF Fund approve the Proposed Advisory Agreement.

    The Directors determined that the Interim Advisory Agreement was necessary to ensure a continuity of investment advisory services for DSF Fund following the Closing Date, pending stockholder consideration and approval of the Proposed Advisory Agreement. In addition, pursuant to Rule 15a-4, all advisory fees under the Interim Advisory Agreement must be placed into an interest-bearing escrow account and may be fully paid out to Dresdner RCM if an investment advisory agreement with Dresdner RCM has been approved by DSF Fund stockholders.

    For these reasons, on June 1, 2001, the DSF Fund Board, including a majority of the Disinterested Directors, approved the Proposed Advisory Agreement, which is to become effective, and supersede the Interim Advisory Agreement, upon approval by stockholders. The terms of the Prior Advisory Agreement and the Proposed Advisory Agreement are identical, except for the effective and termination dates. (Each of the Prior Advisory Agreement and the Proposed Advisory Agreement may sometimes hereinafter be referred to as an "Advisory Agreement," and collectively, the "Advisory Agreements.")

    At its June 2001 meeting, the Board of Directors of DSF Fund approved the proposed Advisory Agreement, which would take effect on the date of its approval by the stockholders of DSF Fund and continue in effect thereafter from year to year if its continuance is approved at least annually in accordance with relevant provisions of the 1940 Act. In recommending approval of the Proposed Advisory Agreement by the DSF Fund stockholders, the DSF Fund Board took into account many of the same factors it considered on November 30, 2000, when the Board, including the Disinterested Directors, last approved the Prior Advisory Agreement with Dresdner RCM. The Board of Directors of DSF Fund considered the most important factor under the circumstances to be the representations by Dresdner RCM that the Transaction was not expected to have any immediate impact on the nature or the quality of services provided by Dresdner RCM to DSF Fund or the personnel providing these services. The Board of Directors was also presented with and considered information as to comparative performance and fees of other closed-end funds with investment objectives similar to those of DSF Fund as well as the profitability of the Prior Advisory Agreement to Dresdner RCM.

    The Prior Advisory Agreement was most recently approved by the Board of Directors, including a majority of the directors who are not "interested persons," as defined in the 1940 Act, on November 30, 2000. The Prior Advisory Agreement was last approved by an affirmative vote of the stockholders on November 12, 1999.

    At a special meeting of the Board of Directors on October 11, 2001, the Board again evaluated the operations of Dresdner RCM subsequent to the Transaction and considered the status of negotiations regarding the possible restructuring of the DSF Fund Team. The Board concluded that it would be imprudent to postpone the process of seeking stockholder approval of the Proposed Advisory Agreement because DSF Fund would otherwise have no investment adviser beginning on December 20, 2001, the date which is 150 days after the Closing Date. The Board did not reach any decision with respect to its course of action should the reorganization of the DSF Fund Team occur at a later date.

    TERMS OF BOTH ADVISORY AGREEMENTS. Subject to the supervision of DSF Fund's Board of Directors, Dresdner RCM determines which securities and other investments will be purchased, retained or sold by DSF Fund. Dresdner RCM also selects brokers and dealers to execute portfolio transactions on behalf of

DSF Fund and determines the timing of portfolio transactions and other matters related to securities execution.

    The following description of the services performed pursuant to the Advisory Agreements is subject to and qualified by the text of the form of agreement set forth as Appendix B to this Proxy Statement.

    Subject to the terms of the Advisory Agreement, Dresdner RCM is responsible for furnishing continuously the investment program for DSF Fund in accordance with its investment objectives, policies and limitations and also provides investment research and advice to DSF Fund. Dresdner RCM advises regarding which securities to purchase or sell and the proportion of DSF Fund's assets to be held uninvested. Dresdner RCM also performs administrative services for DSF Fund pursuant to the Advisory Agreement. Among its services as administrator, Dresdner RCM arranges for calculating and publishing the net asset value of DSF Fund; prepares or causes to be prepared and submits proxy statements and reports to stockholders; periodically updates the Fund's Registration Statement and prepares reports filed with the SEC and other regulatory authorities; prepares and files DSF Fund's tax returns; maintains certain books and records required under the 1940 Act; responds to, or refers to DSF Fund's officers or transfer agent, stockholder inquiries; and provides DSF Fund with adequate general office space and facilities and with personnel competent to perform the foregoing services. The Advisory Agreement authorizes Dresdner RCM to delegate any or all of its duties under the agreement to a subadviser or a subadministrator.

    DSF Fund pays an investment advisory fee at an annual rate of 0.70% of DSF Fund's weekly net assets up to $100 million and at an annual rate of 0.65% of DSF Fund's weekly net assets in excess of $100 million. The fee is computed based upon the net asset value at the end of each week and payable at the end of each calendar month. (For the fiscal year ended October 31, 2000, DSF Fund paid Dresdner RCM fees of $620,689.)

    Dresdner RCM pays all expenses of its employees and overhead incurred by them in connection with their duties as directors and officers under the Advisory Agreement. DSF Fund bears all of its own expenses, including, but not limited to, fees under the Advisory Agreement; fees of directors who are not "interested persons" (as defined in the 1940 Act) of DSF Fund or Dresdner RCM; out-of-pocket travel expenses of DSF Fund's disinterested directors and other expenses incurred by DSF Fund in connection with directors' meetings; interest expenses; taxes and government fees; brokerage commissions and other expenses incurred in acquiring or disposing of DSF Fund's portfolio securities; expenses of preparing stock certificates; expenses of registering and qualifying DSF Fund's shares for sale with the SEC and in various states and foreign jurisdictions; auditing, accounting, legal and insurance costs; custodian, dividend disbursing and transfer agent expenses; expenses of obtaining and maintaining stock exchange listings of DSF Fund's shares; and expenses of stockholders' meetings.

    The Advisory Agreement continues in effect from year to year, subject to approval annually in accordance with the 1940 Act. The Advisory Agreement terminates automatically in the event of its assignment (as defined in the 1940
Act) or may be terminated by DSF Fund, without the payment of any penalty, upon a vote of a majority of the directors of DSF Fund who are not interested persons or the affirmative vote of a "majority of outstanding voting securities" as required by the 1940 Act, at any time upon not less than 60 days' prior written notice to Dresdner RCM or by Dresdner RCM upon not less than 60 days' prior written notice to DSF Fund. The Advisory Agreement provides that Dresdner RCM will not be liable for any error of judgment or for any loss suffered by DSF Fund in connection with the services provided to DSF Fund, except a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services (in which case any award of damages will be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or a loss resulting from its willful misfeasance, bad faith, gross negligence or its reckless disregard of its obligations and duties under the Advisory Agreement.

    The services of Dresdner RCM under the Advisory Agreement are not deemed to be exclusive. Dresdner RCM or any of its affiliates may provide similar services to other investment companies and other clients (whether or not their investment objectives and policies are similar to those of DSF Fund) and may engage in other activities.

    At its meeting in November 2000, the DSF Fund Board did not renew the subadvisory agreement between Dresdner RCM and Kleinwort Benson Investment Management Americas Inc. ("KBIMA") pursuant to which KBIMA was paid by Dresdner RCM for its advice relating to investments in Australia and New Zealand. The subadvisory agreement was not renewed in 2000 because substantially all of the Australian and New Zealand bonds previously held in DSF Fund's portfolio were either sold or had matured.

    SECTION 15(f) OF THE 1940 ACT. Dresdner RCM has informed DSF Fund that it and its affiliates will use all commercially reasonable efforts to assure compliance with the conditions of Section 15(f) of the 1940 Act. Section 15(f) provides a nonexclusive safe harbor for an investment adviser or any affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser to an investment company as long as two conditions are met. First, no "unfair burden" may be imposed on the investment company as a result of the transaction relating to the change of control, or any express or implied terms, conditions or understandings applicable thereto. As defined in the 1940 Act, the term "unfair burden" includes any arrangement during the two-year period after the change in control whereby the investment adviser (or predecessor or successor adviser), or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter of the investment company). The second condition of
Section 15(f) is that, during the three-year period immediately following the change of control, at least 75% of an investment company's board of directors must not be "interested persons" of the investment adviser or the predecessor investment adviser within the meaning of the 1940 Act.

    The Board of Directors of DSF Fund has not been advised by Dresdner RCM of any circumstances arising from the Transaction that might result in the imposition of an "unfair burden" on DSF Fund. Further, the composition of the Board of Directors currently complies with the provisions of Section 15(f).

    EXPENSES. In connection with the approval of the Proposed Advisory Agreement, Dresdner RCM has agreed to reimburse DSF Fund for all legal and other costs and expenses in preparing this DSF Fund Proposal 2 and soliciting stockholder approval.

    REQUIRED VOTE. Approval of the Proposed Advisory Agreement will require approval by a "majority of outstanding voting securities" as required by the 1940 Act. "Majority of the outstanding voting securities" under the 1940 Act and for the purposes of this Prospectus/Proxy Statement means the affirmative vote of the lesser of (i) 67% or more of the voting securities present at the Meeting if more than 50% of the outstanding shares are present in person or by proxy at the Meeting, or (ii) more than 50% of the outstanding voting securities.

               THE BOARD OF DIRECTORS OF DSF FUND RECOMMENDS THAT
                       YOU VOTE FOR DSF FUND PROPOSAL 2.

         DSF FUND PROPOSAL 3: ELECTION OF CLASS I DIRECTORS OF DSF FUND

    DSF Fund's Bylaws provide that the Board of Directors is divided into three classes of Directors, as nearly equal in number as possible. Each Director serves for a term of three years, with one class being elected each year. Each year the term of office of one class expires.

    At the Meeting, two Class I Directors will be elected to hold office until their three-year terms of office expire and until their successors are elected and qualify. It is the intention of the persons named in the enclosed proxy to vote in favor of the election of Messrs. Foley and Rudsten (the nominees). Each of the nominees has consented to be named in this combined Prospectus/Proxy Statement and to serve as a Director if elected. Each of the Class I nominees is currently a Class I Director of DSF Fund. The Board of Directors has no reason to believe that any of the nominees named above will become unavailable for election as a Director, but if that should occur before the Meeting, proxies will be voted for such persons as the Directors may recommend.

    The following table sets forth certain information concerning each of the nominees and each Director of DSF Fund.

    INFORMATION ABOUT THE DIRECTORS.

                                                                                            SHARES        PERCENT OF
                                                                                         BENEFICIALLY       SHARES
                                                          PRINCIPAL OCCUPATIONS DURING     OWNED AT        OWNED AT
                                     POSITION(S) WITH      PAST FIVE YEARS AND OTHER     SEPTEMBER 30,   SEPTEMBER 30,
NAME AND ADDRESS           AGE           DSF FUND            CURRENT DIRECTORSHIPS           2001           2001(2)       CLASS
----------------         --------   -------------------  ------------------------------  -------------   -------------   --------
James J. Foley(1)           77      Director since 1986  Faculty Member, Harvard              1,538          0.01%           I
60 Pond Street                                           Graduate School of Business
Belmont, MA 02178                                        (1952-1990). Consultant to the
                                                         School's MBA Admissions Board
                                                         (since January 1991);
                                                         Consultant to Courier Corp.
                                                         (publishing) (since 1995).

Jeffrey S. Rudsten          52      Director since 2000  From 1978 to 1999 Principal              0             0%           I
P.O. Box 963                                             (1981), Senior Managing
Ross, CA 94957                                           Director (1997-99), and Head
                                                         of Fixed Income Department
                                                         (1997-99), Dresdner RCM;
                                                         Director, RCM Strategic Global
                                                         Government Fund, Inc.
                                                         (1994-1996).

------------------------------

(1)  Member, Audit Committee.

(2) The Directors and officers of DSF Fund as a group owned beneficially 1,199,441 shares of DSF Fund common stock, constituting 9.6% of the shares outstanding as of September 30, 2001.

    Class II Directors' terms will expire in 2002 and Class III Directors' terms will expire in 2003. The following Directors of DSF Fund are entitled to hold office until their terms of office expire and until their successors are elected and qualify.

                                                                                            SHARES        PERCENT OF
                                                                                         BENEFICIALLY       SHARES
                                                          PRINCIPAL OCCUPATIONS DURING     OWNED AT        OWNED AT
                                     POSITION(S) WITH      PAST FIVE YEARS AND OTHER     SEPTEMBER 30,   SEPTEMBER 30,
NAME AND ADDRESS           AGE           DSF FUND            CURRENT DIRECTORSHIPS           2001           2001(2)       CLASS
----------------         --------   -------------------  ------------------------------  -------------   -------------   --------
Theodore J. Coburn(1)       48      Director and         Partner, Brown, Coburn & Co.             0             0%          II
116 East 68th Street                Chairman of the      (since 1991); Director,
New York, NY 10021                  Board since 2000     Dresdner RCM Global
                                                         Funds, Inc. (since 2000);
                                                         Chairman and Director,
                                                         Dresdner RCM Investment Funds
                                                         Inc. (1991-2001); Education
                                                         Associate, Harvard University
                                                         Graduate School of Education
                                                         (since 1996); Director,
                                                         Nicholas-Applegate Fund, Inc.
                                                         (since 1987), Measurement
                                                         Specialties, Inc. (designer
                                                         and manufacturer of sensor and
                                                         sensor-based consumer
                                                         products) (since 1995), Video
                                                         Update, Inc. (retail video
                                                         sales) (since 1997),
                                                         Belenos, Inc. (network
                                                         consulting) (since 1998), and
                                                         Ariel Corporation (technology
                                                         network communications
                                                         equipment) (since 1998);
                                                         Trustee, Nicholas-Applegate
                                                         Mutual Funds (since 1992).

Luke D. Knecht*             47      Director and         Member of Board of Managers          4,500          0.03%          II
                                    President since      and Managing Director,
                                    1999                 Dresdner RCM (since 1998);
                                                         Chairman and President, RCM
                                                         Strategic Global Government
                                                         Fund, Inc. (since 1999);
                                                         Executive Director, Russell
                                                         Reynolds Associates (global
                                                         executive recruiting firm)
                                                         (1995-1997); Chairman, Caywood
                                                         Scholl Capital Management
                                                         (institutional fixed-income
                                                         investment adviser) (since
                                                         1998).

Stephen K. West*            72      Director since 1997  Partner, Sullivan & Cromwell        11,000          0.09%          II
42 Old Wood Road                                         (1964-1996); Of Counsel,
Bernardsville, NJ 07924                                  Sullivan & Cromwell (since
                                                         1997); Director, AMVESCAP plc
                                                         (since 1997), Pioneer Funds
                                                         (since 1995), and Swiss
                                                         Helvetia Fund, Inc. (since
                                                         1996).

                                                                                            SHARES        PERCENT OF
                                                                                         BENEFICIALLY       SHARES
                                                          PRINCIPAL OCCUPATIONS DURING     OWNED AT        OWNED AT
                                     POSITION(S) WITH      PAST FIVE YEARS AND OTHER     SEPTEMBER 30,   SEPTEMBER 30,
NAME AND ADDRESS           AGE           DSF FUND            CURRENT DIRECTORSHIPS           2001           2001(2)       CLASS
----------------         --------   -------------------  ------------------------------  -------------   -------------   --------
Phillip Goldstein(1)        55      Director since 2000  Since 1992, has managed            701,353          5.87%         III
60 Heritage Drive                                        investments for a limited
Pleasantville, NY 10570                                  number of clients and has
                                                         served as the portfolio
                                                         manager and president of the
                                                         general partner of Opportunity
                                                         Partners, a private investment
                                                         partnership. Director,
                                                         Clemente Strategic Value Fund
                                                         (1998-2000), The Mexico Equity
                                                         and Income Fund (since 2000),
                                                         The Italy Fund (since 2000).

Glen Goodstein              37      Director since 2000  Since 1992 has managed              68,000          0.57%         III
16830 Adlon Road                                         investments for a limited
Encino, CA 91436                                         number of clients; held
                                                         several executive positions
                                                         with Automatic Data Processing
                                                         (1988 to 1996); Director, The
                                                         Italy Fund (since 2000).

Andrew Dakos                34      Director since 2000  Private investor; Vice             363,050          3.04%         III
14 Mill Street                                           President -- Sales, UVitec
Lodi, NJ 07644                                           Printing Ink, Inc. (since
                                                         1997); Sales Manager
                                                         (1992-1997).

------------------------------

(1)  Member, Audit Committee.

(2) The Directors and officers of DSF Fund as a group owned beneficially 1,199,441 shares of DSF Fund common stock, constituting 9.6% of the shares outstanding as of September 30, 2001.

*   Indicates "interested persons" of DSF Fund, as defined in the 1940 Act.
    Mr. Knecht is an "interested person" of DSF Fund because of his affiliation with DSF Fund's investment adviser. Mr. West is an "interested person" of DSF Fund because of his affiliation with DSF Fund's counsel, Sullivan & Cromwell.

    COMPENSATION TABLE. DSF Fund reimburses all Directors who are not affiliated with Dresdner RCM for their out-of-pocket and travel expenses incurred in connection with board meetings, including any Committee meetings. This compensation table sets forth information concerning each Director of DSF Fund for the fiscal year ended October 31, 2000.

                                                      PENSION OR                           TOTAL COMPENSATION
                                  AGGREGATE       RETIREMENT BENEFITS   ESTIMATED ANNUAL   FROM FUND AND FUND
                              COMPENSATION FROM   ACCRUED AS PART OF     BENEFITS UPON      COMPLEX* PAID TO
NAME AND POSITION                    DSF             FUND EXPENSES         RETIREMENT          DIRECTORS
-----------------             -----------------   -------------------   ----------------   ------------------
Sir Robert Cotton,                 $14,742               None                 None               $14,742(1)+
Director & Chairman
of the Board

Theodore J. Coburn,                   None               None                 None               $31,000(3)+
Director

James J. Foley,                    $19,000               None                 None               $19,000(1)+
Director

Jeffery S. Rudsten,                   None               None                 None                  None(1)+
Director

                                                      PENSION OR                           TOTAL COMPENSATION
                                  AGGREGATE       RETIREMENT BENEFITS   ESTIMATED ANNUAL   FROM FUND AND FUND
                              COMPENSATION FROM   ACCRUED AS PART OF     BENEFITS UPON      COMPLEX* PAID TO
NAME AND POSITION                    DSF             FUND EXPENSES         RETIREMENT          DIRECTORS
-----------------             -----------------   -------------------   ----------------   ------------------
Luke D. Knecht,                       None               None                 None                  None(2)+
Director and President

Stephen K. West,                   $15,000               None                 None               $15,000(1)+
Director

------------------------

* A Fund Complex consists of investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any other investment companies. Dresdner RCM and certain of its affiliates act as investment advisers to investment companies other than DSF Fund and RCS Fund. Other than Luke D. Knecht and Theodore J. Coburn, none of the DSF Fund Directors serves on the Board of Directors of any other fund in the Fund Complex.

+ Indicates number of funds in the Fund Complex to which aggregate compensation relates.

    There were two regularly scheduled meetings and two special meetings of DSF Fund's Board of Directors for the fiscal year ended October 31, 2000. The DSF Fund Board of Directors has an Audit Committee, but does not have a nominating or compensation committee.

    The Audit Committee makes recommendations to the full Board of Directors with respect to the engagement of independent accountants and reviews with the independent accountants the plan and results of the audit engagement and matters having a material effect upon DSF Fund's financial operations. The members of the Audit Committee are "independent" as such term is defined in the New York Stock Exchange Listing Standards. The Audit Committee met twice during the fiscal year ended October 31, 2000. During DSF Fund's 2000 fiscal year, each Director attended at least 75% of the total number of meetings of the Board of Directors and, as applicable, the Audit Committee.

    The Audit Committee charter is attached to this Prospectus/Proxy statement as Appendix D, and the report of the Audit Committee, dated July 20, 2001, is attached to this Prospectus/Proxy Statement as Appendix E.

    SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE. Section 16(a) of the 1934 Act requires DSF Fund's officers and directors and certain other persons to file timely certain reports regarding ownership of, and transactions in, DSF Fund's securities with the SEC. Copies of the required filings must also be furnished to DSF Fund. Based solely on its review of such forms received by it, or written representations from certain reporting persons, DSF Fund believes that during the fiscal year ended on October 31, 2000, all applicable
Section 16(a) filing requirements were met.

    Mr. Knecht is an employee of Dresdner RCM, DSF Fund's investment adviser. By virtue of his position, Mr. Knecht may also have a material interest in the other transactions described herein.

    REQUIRED VOTE. The election of each Director requires the affirmative vote of a majority of the votes cast in the election of Directors at the Meeting.

               THE BOARD OF DIRECTORS OF DSF FUND RECOMMENDS THAT
                       YOU VOTE FOR DSF FUND PROPOSAL 3.

   III.  ADDITIONAL PROPOSALS TO BE VOTED ON BY STOCKHOLDERS OF RCS FUND ONLY

      RCS FUND PROPOSAL 2: APPROVAL OF NEW INVESTMENT MANAGEMENT AGREEMENT
                       BETWEEN RCS FUND AND DRESDNER RCM

    THE PROPOSAL. Stockholders of RCS Fund are being asked to approve a new investment management agreement between the Fund and Dresdner RCM (the "New Investment Management Agreement") which would take effect on the date of its approval by stockholders and have an initial term expiring on December 31, 2001, continuing in effect thereafter from year to year if its continuance is approved at least annually, as described below. A new investment management agreement is necessitated by the recent acquisition by Allianz AG ("Allianz") of Dresdner Bank AG ("Dresdner Bank"), the ultimate parent company of Dresdner RCM, which acquisition, Dresdner RCM has determined, resulted in an "assignment" and automatic termination of the investment management agreement between Dresdner RCM and RCS Fund that was in effect immediately prior to Allianz's acquisition of Dresdner Bank (the "Prior Investment Management Agreement") pursuant to the 1940 Act. Stockholder approval of this proposal would permit RCS Fund and Dresdner RCM to continue to operate under an investment management agreement substantially identical to the Prior Investment Management Agreement.

    ALLIANZ BACKGROUND; THE TRANSACTION. Allianz is an international financial services company organized under the laws of Germany. The company's principal executive offices are located at Koeniginstrasse 28, D-80802, Munich, Germany. The Allianz Group of companies is one of the world's leading financial service providers, offering insurance and asset management products and services through property-casualty insurance, life and health insurance and financial services business segments. Allianz engages in financial services operations through over 850 subsidiaries with approximately 120,000 employees in more than 70 countries around the world. Allianz had total assets at December 31, 2000 of US
$371.9 billion (440.0 billion Euros), net income for the year ended
December 31, 2000 of US $2.9 billion (3.5 billion Euros) and total income for the year ended December 31, 2000 of US $65.0 billion (76.9 billion Euros). Allianz is a widely-held publicly traded company in which Munich Reinsurance ("Munich Re"), a German reinsurance company and holding company for the Munich Re Group, maintains a shareholder interest, an investment it has held for many years. Because Munich Re currently owns in excess of 25% of the outstanding voting securities of Allianz, it is presumed to "control" Allianz within the meaning of the 1940 Act. However, Dresdner RCM has infromed RCS Fund that, consistent with past practice, Munich Re is not expected to be involved in the management of Dresdner RCM. The principal executive offices of Munich Re are located at 80791 Munich, Germany.

    On July 23, 2001 (the "Closing Date"), Allianz acquired substantially all of the outstanding shares of capital stock of Dresdner Bank to create an integrated financial services firm (the "Transaction"). Under the terms of the Transaction, which was originally announced on April 1, 2001, Allianz purchased shares from the shareholders of Dresdner Bank for cash and stock valued at 53.13 Euros (approximately US$46.32) per Dresdner Bank share. The Transaction makes Allianz one of the world's largest asset managers, with over US $1 trillion in assets under management as of the Closing Date.

    The Transaction is being treated for purposes of the 1940 Act as a change in control of Dresdner RCM. The 1940 Act provides that such a change in control constitutes an "assignment" of the Prior Investment Management Agreement under which Dresdner RCM provided advisory services to RCS Fund, resulting in the automatic termination of the Prior Investment Management Agreement at the Closing Date. RCS Fund is currently operating under the Interim Investment Management Agreement (as defined below) with Dresdner RCM.

    POST-TRANSACTION STRUCTURE AND OPERATION. Upon consummation of the Transaction, Allianz acquired direct beneficial ownership of the voting securities of Dresdner Bank and indirect beneficial ownership of Dresdner RCM. Dresdner RCM's advisory affiliates now include, among others, Pacific Investment Management Company LLC ("PIMCO"), Nicholas-Applegate Capital Management and Oppenheimer

Capital. Subsequent to the Closing Date, Dresdner RCM and its affiliates have continued to operate in the United States as distinct asset managers under separate names.

    ANTICIPATED IMPACT OF THE TRANSACTION ON MANAGEMENT OF RCS FUND. The Transaction has not had any immediate impact on Dresdner RCM's management of RCS Fund or on Dresdner RCM's capacity to provide the type, quality or quantity of services that it currently provides to RCS Fund. To date, there has been no change in the team of investment professionals at Dresdner RCM responsible for the management of RCS Fund (the "RCS Fund Team"). Dresdner RCM has notified RCS Fund that, in light of its recent affiliation with PIMCO, it is considering the creation of a joint venture among Dresdner RCM, PIMCO and Blaylock & Partners ("Blaylock"), a privately owned investment banking firm, to provide management services to Dresdner RCM's existing fixed income clients. Dresdner RCM has indicated that, although no definitive agreement has been reached, Dresdner RCM, PIMCO and Blaylock have agreed to a nonbinding term sheet for the joint venture. Employment agreements with the RCS Fund Team have not yet been negotiated. It is expected that if such a joint venture were finalized, it would not come into effect prior to December 31, 2001. Such an arrangement likely would, itself, constitute the "assignment" of any investment management agreement with Dresdner RCM pursuant to the 1940 Act, terminating such agreement and requiring any subsequent investment management agreement to be approved by the Board of Directors and, within 150 days, stockholders of RCS Fund.

    DIRECTORS' CONSIDERATION AND APPROVAL OF THE INTERIM AND NEW INVESTMENT MANAGEMENT AGREEMENTS. On May 16, 2001, the Board of Directors of RCS Fund, including the Disinterested Directors, met in person and unanimously approved, pursuant to Rule 15a-4 under the 1940 Act, an interim investment management agreement between RCS Fund and Dresdner RCM (the "Interim Investment Management Agreement"), which became effective on the Closing Date. Because the Transaction between Dresdner Bank and Allianz was expected to close sometime before the Meeting of stockholders of RCS Fund, the Directors determined that the Interim Investment Management Agreement was necessary to ensure continuity of investment advisory services for RCS Fund following the Closing Date, pending stockholder consideration and approval of the New Investment Management Agreement. The Interim Investment Management Agreement will remain in effect until the earlier of (i) 150 days following the Closing Date, unless terminated sooner in accordance with Rule 15a-4, or (ii) the date that stockholders of RCS Fund approve the New Investment Management Agreement.

    In approving the Interim Investment Management Agreement, the Board determined that, because the terms and conditions of the Interim and Prior Investment Management Agreements are identical (other than their effective and expiration dates and certain provisions required by Rule 15a-4), the scope and quality of services that Dresdner RCM will provide for RCS Fund under the Interim Investment Management Agreement will be at least equivalent to the scope and quality of services that Dresdner RCM currently provides for the Fund. Pursuant to Rule 15a-4, any investment management fees that may be earned by Dresdner RCM under the Interim Investment Management Agreement will be placed in an interest-bearing escrow account with RCS Fund's custodian or a bank and will be fully paid to Dresdner RCM upon stockholder approval of the New Investment Management Agreement. If the New Investment Management Agreement is not approved by stockholders, Dresdner RCM will be paid, out of the escrow account, the lesser of any costs incurred in performing under the Interim Investment Management Agreement (plus interest earned on that amount while in escrow) or the total amount in the escrow account (plus interest earned). In addition, the Interim Investment Management Agreement will be terminable, without the payment of any penalty, by a vote of the Board of Directors or a majority of the outstanding voting securities of RCS Fund upon 10 calendar days' written notice to Dresdner RCM.

    At its May 16, 2001 meeting, the Board of Directors also unanimously approved the New Investment Management Agreement, which would take effect on the date of its approval by the stockholders of RCS Fund and expire on December 31, 2001, unless continued in accordance with relevant provisions of the 1940 Act. The Board took into account many of the same factors it considered on December 13, 2000, when the Board, including the Disinterested Directors, last approved the Prior Investment Management

Agreement with Dresdner RCM. Those factors included, but were not limited to, the nature and quality of the services expected to be rendered to the Fund by Dresdner RCM, the terms of the New Investment Management Agreement and the fees payable thereunder as compared to fees paid to investment advisers of similar investment companies, the benefits accruing to Dresdner RCM as a result of its affiliation with the Fund and the profitability of Dresdner RCM.

    In evaluating the New Investment Management Agreement, the Board of Directors also reviewed materials furnished by Dresdner RCM regarding the Transaction and interviewed a senior management representative of Allianz. Further, the Board reviewed information concerning those employees of Dresdner RCM who manage the Fund's assets, and considered the impact that the Transaction might have on the services provided to RCS Fund by Dresdner RCM. Dresdner RCM indicated that it did not anticipate any change in services to be provided to the Fund under the New Investment Management Agreement as a result of the consummation of the Transaction.

    As a result of its investigation and deliberations, the Board of Directors, including the Disinterested Directors, voted unanimously to approve the New Investment Management Agreement with Dresdner RCM and to recommend it to the stockholders of RCS Fund for their approval.

    At a regularly scheduled meeting of the Board of Directors on October 9, 2001, the Board evaluated the operations of Dresdner RCM subsequent to the Transaction and considered the status of negotiations regarding the possible restructuring of the RCS Fund Team. The Board concluded that it would be imprudent to postpone the process of seeking stockholder approval of the New Investment Management Agreement because RCS Fund would otherwise have no investment adviser beginning on December 20, 2001, the date which is 150 days after the Closing Date. The Board did not reach any decision with respect to its course of action should the reorganization of the RCS Fund Team occur at a later date.

    DESCRIPTION OF THE PRIOR AND NEW INVESTMENT MANAGEMENT AGREEMENTS. The provisions of the New Investment Management Agreement that is being submitted for stockholder approval are identical to those of the Prior Investment Management Agreement, except for its effective date and its term. In addition, pursuant to the Letter Agreement executed in connection with the Merger, Dresdner RCM would, if the Merger is consummated, waive its management fee in excess of a rate of 0.75% per annum on assets of the Combined Fund in excess of RCS Fund's pre-Merger net assets. The description of the Prior Investment Management Agreement set forth below is qualified in its entirety by the provisions of the Prior Investment Management Agreement, a form of which is attached hereto as Appendix C to this Prospectus/Proxy Statement.

    Under the Prior Investment Management Agreement, Dresdner RCM furnished investment management services to RCS Fund, subject to the provisions of the 1940 Act and the Fund's investment objectives, policies, procedures and investment restrictions. Such services included: (a) managing the investment and reinvestment of the Fund's assets, (b) providing investment research advice and supervision for the Fund in accordance with the Fund's investment objectives, policies and restrictions, (c) furnishing suitable office space for the Fund, and (d) maintaining books and records with respect to the Fund's portfolio transactions.

    Pursuant to the Prior Investment Management Agreement, RCS Fund paid Dresdner RCM a fee calculated daily and paid monthly, at an annual rate equal to 0.95% of the Fund's average daily net assets. (Fees recorded for services provided by Dresdner RCM under the Prior Investment Management Agreement for the fiscal year ended January 31, 2001 were $3,071,337. Neither Dresdner RCM nor any person affiliated with Dresdner RCM received any other fees from the Fund for services provided to the Fund during the fiscal year ended January 31, 2001.)

    The Prior Investment Management Agreement, whose current term would otherwise have expired on December 31, 2001, would have continued in effect thereafter from year to year if its continuance were approved at least annually
(i) by the Board of RCS Fund or by the vote of a majority of outstanding voting securities of the Fund and (ii) by vote of a majority of the Disinterested Directors of the Fund, cast in person at a meeting called for the purpose of voting on such approval. The Prior Investment Management Agreement could have been terminated at any time without the payment of any penalty, either by the Board of Directors or by the vote of a "majority of the outstanding voting securities" of the Fund, on 60 days' written notice to Dresdner RCM. The Prior Investment Management Agreement could also have been terminated by Dresdner RCM on 60 days' advance written notice to the Fund, and would have terminated automatically in the event of its "assignment" (as defined in the 1940 Act).

    The Prior Investment Management Agreement with Dresdner RCM was dated
June 14, 1996 and was last approved by the stockholders of RCS Fund on November 12, 1998. In connection with the Board of Directors' decision to recommend approval of the Prior Investment Management Agreement by stockholders of the Fund in 1998, the Directors considered that under Section 36(b)(2) of the 1940 Act, a court may give such weight as it deems appropriate to the ratification or approval of the Prior Investment Management Agreement by the stockholders of the Fund.

    SECTION 15(f) OF THE 1940 ACT. Dresdner RCM has informed RCS Fund that it and its affiliates will use all commercially reasonable efforts to assure compliance with the conditions of Section 15(f) of the 1940 Act. Section 15(f) provides a nonexclusive safe harbor for an investment adviser or any affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser to an investment company as long as two conditions are met. First, no "unfair burden" may be imposed on the investment company as a result of the transaction relating to the change of control, or any express or implied terms, conditions or understandings applicable thereto. As defined in the 1940 Act, the term "unfair burden" includes any arrangement during the two-year period after the change in control whereby the investment adviser (or predecessor or successor adviser), or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter of the investment company). The second condition of
Section 15(f) is that, during the three-year period immediately following the change of control, at least 75% of an investment company's board of directors must not be "interested persons" of the investment adviser or the predecessor investment adviser within the meaning of the 1940 Act.

    The Board of Directors of RCS Fund has not been advised by Dresdner RCM of any circumstances arising from the Transaction that might result in the imposition of an "unfair burden" on RCS Fund. Further, the composition of the Board of Directors currently complies with the provisions of Section 15(f).

    EXPENSES. In connection with the approval of the New Investment Management Agreement, Dresdner RCM has agreed to reimburse RCS Fund for all legal and other costs and expenses in preparing this proposal and soliciting stockholder approval.

    REQUIRED VOTE. The affirmative vote of the holders of a "majority of the outstanding voting securities" of RCS Fund, as defined in the 1940 Act, is required to approve the New Investment Management Agreement. "Majority of the outstanding voting securities" under the 1940 Act and for this purpose means the lesser of (i) 67% or more of the shares of common stock of RCS Fund represented at the Meeting if more than 50% of the outstanding shares of common stock are represented, or (ii) more than 50% of the outstanding shares of common stock of RCS Fund.

         THE BOARD OF DIRECTORS OF RCS FUND UNANIMOUSLY RECOMMENDS THAT
                       YOU VOTE FOR RCS FUND PROPOSAL 2.

         RCS FUND PROPOSAL 3: ELECTION OF CLASS I DIRECTORS OF RCS FUND

    The Board of Directors of RCS Fund currently consists of three classes of Directors. Directors hold office for staggered terms of three years (or less if they are filling a vacancy) and until their successors are elected and qualified, or until their earlier resignation or removal. One class is elected each year to succeed the class whose term is expiring. The term of office for the Directors in Class I expires at the Meeting, for the Director in Class II at the Annual Meeting of Stockholders in 2002 and for the Director in Class III at the Annual Meeting of Stockholders in 2003.

    The Board of Directors has designated Francis E. Lundy and Gregory S. Young for reelection as Class I Directors. Mr. Lundy was reelected to the Board of Directors by the stockholders on November 12, 1998. Mr. Young was elected to the Board of Directors as a Class I Director on March 13, 2001 by the Board to serve until the Meeting. If reelected as Class I Directors, Mr. Lundy's and
Mr. Young's terms would expire at the Annual Meeting of Stockholders in 2004.

    James M. Whitaker, a Class II Director reelected to the Board by the stockholders on August 26, 1999, has a remaining term of approximately one year.

    Luke D. Knecht, a Class III Director reelected to the Board by the stockholders on August 25, 2000, has a remaining term of approximately two years.

    Unless authority is withheld, it is the intention of the persons named in the enclosed proxy to vote each proxy for Mr. Lundy and Mr. Young. Mr. Lundy and Mr. Young have indicated that they would serve if elected, but if either should be unable to serve, the proxy holders may vote in favor of such substitute nominee as the Board of Directors may designate, or the Board of Directors may leave a vacancy in the Board.

    The following table provides information concerning the nominees and the other members of the Board of Directors. The address of each RCS Fund Director is Four Embarcadero Center, San Francisco, California 94111.

                                    NOMINEES

                                                                                           SHARES OF
                                                                                          COMMON STOCK
                                                                                          OF RCS FUND
                                                                                          BENEFICIALLY
                   POSITION, IF ANY, WITH RCS FUND AND DRESDNER RCM.                      OWNED AS OF
NAME (AGE)           PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE     DIRECTOR SINCE   SEPTEMBER 30, 2001
----------         -------------------------------------------------  --------------   ------------------
Francis E. Lundy   Director, RCS Fund. Chairman and President,             1994              34,103*
(63)+ -            Technical Instrument -- San Francisco (since
                   1976); Director, Industrialex Manufacturing Corp.
                   (since June, 2000) (coating and application
                   techniques for electronics industry); Vice
                   President, Zygo Corporation (1996-1999)
                   (technology manufacturing and sales).

Gregory S. Young   Director, RCS Fund. Principal, Teton Capital            2001                   0
(44)+ -            Management (since 1990) (private equity venture
                   capital).

                    OTHER MEMBERS OF THE BOARD OF DIRECTORS

                                                                                           SHARES OF
                                                                                          COMMON STOCK
                                                                                          OF RCS FUND
                                                                                          BENEFICIALLY
                   POSITION, IF ANY, WITH RCS FUND AND DRESDNER RCM.                      OWNED AS OF
NAME (AGE)           PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE     DIRECTOR SINCE   SEPTEMBER 30, 2001
----------         -------------------------------------------------  --------------   ------------------
Luke D. Knecht     Chairman and President, RCS Fund. Member of the         1999**             3,000*
(47)               Board of Managers and Managing Director of
                   Dresdner RCM (since 1998); Director of DSF Fund
                   (since 1999) (a closed-end mutual fund managed by
                   Dresdner RCM); Chairman, Caywood Scholl Capital
                   Management (since 1998) (institutional fixed
                   income investment advisor); Executive Director,
                   Russell Reynolds Associates (1995-1997) (global
                   executive recruiting firm).

James M. Whitaker  Director and Vice Chairman of the Board, RCS            1994                   0
(58)+ -            Fund. Attorney at Law, sole practitioner (since
                   1972).

------------------------

* Constituting, in the aggregate, less than 1% of the shares of common stock of RCS Fund issued and outstanding. The share ownership total for Mr. Lundy includes 750 shares which he has the power to vote as trustee.

** An "interested person" of the Fund, as defined in the 1940 Act, by reason of being its President and a member of the Board of Managers and a Managing Director of Dresdner RCM, the Fund's investment adviser.

+  Member of the Audit Oversight Committee

-  Member of the Nominating Committee

    The Directors and officers of RCS Fund owned beneficially a total of 37,103 shares of the Fund as of September 30, 2001, comprising less than 1% of the outstanding shares of the Fund.

    COMPENSATION TABLE. The following compensation table sets forth information concerning each Director of RCS Fund for the fiscal year ended January 31, 2001. The Fund pays each of its Disinterested Directors $6,000 per year and $1,000 per meeting attended, and reimburses each such Director for reasonable expenses incurred in connection with such meetings. RCS Fund's Charter provides that RCS Fund shall, to the extent permitted by law, indemnify each of its currently acting and former Directors against any and all liabilities and expenses incurred in connection with their service in such capacities.

                                                                                           TOTAL COMPENSATION
                                  AGGREGATE     PENSION OR RETIREMENT   ESTIMATED ANNUAL   FROM FUND AND FUND
                                 COMPENSATION    BENEFITS ACCRUED AS     BENEFITS UPON      COMPLEX* PAID TO
NAME OF PERSON AND POSITION       FROM FUND     PART OF FUND EXPENSES      RETIREMENT          DIRECTORS
---------------------------      ------------   ---------------------   ----------------   ------------------
Luke D. Knecht                         None              None                 None                  None**(2)+
Chairman and President

James M. Whitaker                   $14,000              None                 None               $14,000(1)+
Director and Vice Chairman of
the Board

                                                                                           TOTAL COMPENSATION
                                  AGGREGATE     PENSION OR RETIREMENT   ESTIMATED ANNUAL   FROM FUND AND FUND
                                 COMPENSATION    BENEFITS ACCRUED AS     BENEFITS UPON      COMPLEX* PAID TO
NAME OF PERSON AND POSITION       FROM FUND     PART OF FUND EXPENSES      RETIREMENT          DIRECTORS
---------------------------      ------------   ---------------------   ----------------   ------------------
Francis E. Lundy                    $14,000              None                 None               $14,000(1)+
Director

Gregory S. Young                       None              None                 None                  None***(1)+
Director

------------------------

* A Fund Complex consists of investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any other investment companies. Dresdner RCM and certain of its affiliates act as investment advisers to investment companies other than RCS Fund and DSF Fund. Other than Luke D. Knecht, none of the RCS Fund Directors serves on the Board of Directors of any other fund in the Fund Complex.

** Mr. Knecht also serves as a Director of DSF Fund and, as an "interested person" of Dresdner RCM, is not compensated by either Fund for his service as a Director.

*** Mr. Young did not serve as a Director of RCS Fund during fiscal year ended
    January 31, 2001.

+ Indicates number of funds in the Fund Complex to which aggregate compensation relates.

    SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE. Section 16(a) of the 1934 Act requires RCS Fund's officers and Directors and certain other persons to file timely certain reports regarding ownership of, and transactions in, RCS Fund's securities with the SEC. Copies of the required filings must also be furnished to RCS Fund. Based solely on its review of forms received by it, or written representations from certain reporting persons, RCS Fund believes that for the fiscal year ended January 31, 2001 all applicable Section 16(a) filing requirements have been met.

    BOARD COMMITTEES AND MEETINGS. The Board has a standing Audit Oversight Committee (the "Audit Committee"). The responsibilities of the Audit Committee include reviewing and making recommendations to the Board concerning the Fund's financial and accounting reporting procedures, and making recommendations to the Board as to the selection of the Fund's auditors. The Audit Committee meets with the Fund's independent auditors, reviews the Fund's financial statements, and generally assists the Board in fulfilling its responsibilities relating to corporate accounting and reporting practices.

    The members of the Audit Committee of RCS Fund include only Directors who are not "interested persons" of RCS Fund or Dresdner RCM. The Audit Committee currently consists of Messrs. Lundy, Whitaker and Young (Chairman). Each member of the Audit Committee is "independent" as defined in Sections 303.01(B)(2)(a) and (3) of the listing standards of the NYSE. The Board of Directors has adopted a written charter for the Audit Committee, a copy of which is attached to this Prospectus/Proxy Statement as Appendix F. During the last fiscal year, the Audit Committee of RCS Fund met two times.

    The Audit Committee of RCS Fund has submitted the following report:

       The Audit Committee has reviewed and discussed with management of RCS Fund the audited financial statements for the last fiscal year. The Audit Committee has discussed with PricewaterhouseCoopers LLP the matters required to be discussed by Statements on Auditing Standard No. 61 (SAS
       61). SAS 61 requires independent auditors to communicate to the Audit Committee matters including, if applicable: (1) methods used to account for significant unusual transactions; (2) the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus; (3) the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditor's conclusions regarding the reasonableness of those estimates; and (4) disagreements with management over the application of accounting principles and certain other matters. The Audit Committee has received the written disclosures and the letter from PricewaterhouseCoopers LLP required by Independence Standards Board Standard No. 1 (requiring auditors to make written disclosures to and discuss with the Audit Committee various matters relating to the auditor's independence), and has discussed with PricewaterhouseCoopers LLP their independence. Based on the foregoing review and discussions, the Audit Committee recommends to the Directors that the audited financial statements for the last fiscal year be included in RCS Fund's annual report to stockholders for the last fiscal year.

       Gregory S. Young, Chairman
       Francis E. Lundy
       James M. Whitaker

    RCS Fund has a Nominating Committee composed solely of Disinterested Directors. The Nominating Committee is responsible for reviewing candidates to fill vacancies on the Board. The Nominating Committee will review nominees recommended by stockholders. Such recommendations should be submitted in writing to Robert J. Goldstein, Secretary of RCS Fund, at the address of the principal executive offices of the Fund, with a copy to J.B. Kittredge at Ropes & Gray, One International Place, Boston, Massachusetts 02110-2624.

    With respect to the fiscal year ended January 31, 2001, the Board held four regular meetings and one special meeting and all Directors then serving attended at least 75% of the meetings. The Audit Committee met one time in separate session during the fiscal year ended January 31, 2001. The Nominating Committee met three times in separate session during the fiscal year ended January 31, 2001. During the fiscal year ended January 31, 2001, both Messrs. Knecht and Lundy were directors of companies with a class of securities registered pursuant to Section 12 of the 1934 Act or subject to the requirements of Section 15(d) of the 1934 Act or any company registered as an investment company under the 1940 Act (other than the Fund).

    REQUIRED VOTE. The reelection of the nominees to the Board of Directors requires the affirmative vote of a plurality of the votes cast in the election of Directors at the Meeting, in person or by proxy.

               THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT
                       YOU VOTE FOR RCS FUND PROPOSAL 3.

                    IV.  FURTHER INFORMATION ABOUT THE FUNDS

    DSF Fund and RCS Fund are both nondiversified, closed-end management investment companies and both are incorporated under the laws of the State of Maryland. DSF Fund was incorporated on August 12, 1986, and RCS Fund was incorporated on December 9, 1993.

    FINANCIAL HIGHLIGHTS AND SENIOR SECURITIES. The following financial highlights and senior securities tables are intended to help you understand each Fund's recent financial performance and are required to be included in this Prospectus/Proxy Statement by the Federal regulations governing the Merger.

    Certain financial highlights information reflects financial results for a single Fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the relevant Fund, assuming reinvestment of all dividends and distributions. The information contained in the financial highlights and senior securities tables has been derived from each Fund's financial statements, which, for the last ten fiscal years or, in the case of RCS Fund, since its inception (excluding the unaudited information for DSF Fund for the six months ended April 30, 2001 and the unaudited information for RCS Fund for the six months ended July 31, 2001), have been audited by PricewaterhouseCoopers LLP. Its reports and the Funds' financial statements are included in the Funds' annual reports to stockholders, which are available upon request.

                         DSF FUND FINANCIAL HIGHLIGHTS

                                        SIX MONTHS
                                           ENDED                            FISCAL YEARS ENDED OCTOBER 31,
                                      APRIL 30, 2001       ----------------------------------------------------------------
                                        (UNAUDITED)          2000          1999          1998          1997          1996
                                      ---------------      --------      --------      --------      --------      --------
PER SHARE DATA:(1)
Net asset value at beginning of
  period                                  $  7.08          $  7.68       $  8.37       $   9.51      $  10.41      $  10.08
                                          -------          -------       -------       --------      --------      --------
Net investment income                        0.32             0.61          0.44           0.53          0.72          0.85
Net realized and unrealized gain
  (loss) on investments and foreign
  currencies                                 0.07            (0.45)        (0.49)         (0.97)        (0.82)         0.79
                                          -------          -------       -------       --------      --------      --------
    Total increase (decrease) from
      operations                             0.39             0.16         (0.05)         (0.44)        (0.10)         1.64
                                          =======          =======       =======       ========      ========      ========
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income                  (0.01)              --         (0.43)         (0.54)        (0.78)        (0.89)
From net realized gains on
  investment and foreign currency
  transactions                                 --            (0.15)        (0.21)         (0.16)        (0.03)           --
From return of capital                      (0.35)           (0.61)           --             --            --            --
                                          -------          -------       -------       --------      --------      --------
    Total distributions to
      shareholders                          (0.36)           (0.76)        (0.64)         (0.70)        (0.81)        (0.89)
                                          =======          =======       =======       ========      ========      ========
Decrease in net assets from capital
  stock transactions                           --               --            --             --            --         (0.39)
Offering expenses charged to capital           --               --            --             --          0.01         (0.03)
Net increase (decrease) in net asset
  value                                      0.03            (0.60)        (0.69)         (1.14)        (0.90)         0.33
Net asset value at end of period          $  7.11          $  7.08       $  7.68       $   8.37      $   9.51      $  10.41
Per share market value at end of
  period                                  $ 6.940          $ 6.688       $ 6.188       $  6.625      $  8.313      $  9.125
                                          -------          -------       -------       --------      --------      --------
    TOTAL INVESTMENT RETURN(2)               9.17%           21.69%         2.56%        (12.50)%       (0.38)%        9.54%
                                          =======          =======       =======       ========      ========      ========
NET ASSET VALUE RETURN(3)                    5.56%            2.05%        (0.72)%        (4.45)%       (0.95)%       16.90%
Net assets at end of period (in
  000's)                                  $85,022          $84,591       $91,783       $100,047      $113,639      $124,501
Number of shares outstanding at end
  of period (in 000's)                     11,955           11,955        11,955         11,955        11,955        11,955

RATIOS TO AVERAGE NET ASSETS:
Operating expenses                           1.75%+           1.45%         1.36%          1.21%         1.14%         1.22%
Net investment income                        8.94%+           8.20%         5.38%          6.25%         7.21%         8.22%
Portfolio turnover(4)                       12.71%          142.64%*       46.08%         37.05%        26.67%        16.00%

--------------------------

(1)  Calculated on average shares outstanding.

(2) Based on market value per share, adjusted for reinvestment of distributions at reinvestment plan prices, assuming full subscription by shareholder and is not annualized for periods less than one year.

(3) Based on net asset value per share, adjusted for reinvestment of distributions at ex-dividend date net asset value, assuming full subscription by shareholder and is not annualized for periods less than one year.

(4) Portfolio turnover does not include investments traded on a forward commitment basis and is not annualized for periods less than one year.

* Turnover rate higher than prior periods due to the change in investment mandate.

+   Annualized.

                                                                         FISCAL YEARS ENDED OCTOBER 31,
                                                        ----------------------------------------------------------------
                                                          1995          1994          1993          1992          1991
                                                        --------      --------      --------      --------      --------
PER SHARE DATA:(1)
Net asset value at beginning of period                  $  9.99       $ 10.45       $  9.97       $ 11.77       $ 10.29
                                                        -------       -------       -------       -------       -------
Net investment income                                      0.84          0.82          0.77          0.92          1.05
Net realized and unrealized gain (loss) on investments
  and foreign currencies                                   0.82         (0.48)         0.47         (1.03)         1.44
                                                        -------       -------       -------       -------       -------
    Total increase (decrease) from operations              1.66          0.34          1.24         (0.11)         2.49
                                                        =======       =======       =======       =======       =======
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income                                (0.89)        (0.78)        (0.74)        (1.02)        (1.01)
From net realized gains on investment and foreign
  currency transactions                                      --         (0.02)           --         (0.56)           --
From return of capital                                       --            --            --            --            --
                                                        -------       -------       -------       -------       -------
    Total distributions to shareholders                   (0.89)        (0.80)        (0.74)        (1.58)        (1.01)
                                                        =======       =======       =======       =======       =======
Decrease in net assets from capital stock transactions    (0.65)           --         (0.01)        (0.08)           --
Offering expenses charged to capital                      (0.03)           --         (0.01)        (0.03)           --
Net increase (decrease) in net asset value                 0.09         (0.46)         0.48         (1.80)         1.48
Net asset value at end of period                        $ 10.08       $  9.99       $ 10.45       $  9.97       $ 11.77
Per share market value at end of period                 $ 9.250       $ 9.125       $ 9.750       $ 9.625       $ 11.00
                                                        -------       -------       -------       -------       -------
    TOTAL INVESTMENT RETURN(2)                            15.74%         1.77%         9.23%         2.00%        43.00%
                                                        =======       =======       =======       =======       =======
NET ASSET VALUE RETURN(3)                                 17.93%         3.22%        12.65%        (1.74)%       25.49%
Net assets at end of period (in 000's)                  $96,390       $71,685       $74,958       $69,564       $74,651
Number of shares outstanding at end of period (in
  000's)                                                  9,564         7,173         7,173         6,979         6,345

RATIOS TO AVERAGE NET ASSETS:
Operating expenses                                         1.32%         1.40%         1.47%         1.48%         1.62%
Net investment income                                      8.51%         7.88%         7.45%         8.20%         9.62%
Portfolio turnover(4)                                     56.55%        13.71%         9.69%        53.66%        11.39%

--------------------------

(1)  Calculated on average shares outstanding.

(2) Based on market value per share, adjusted for reinvestment of distributions at reinvestment plan prices, assuming full subscription by shareholder and is not annualized for periods less than one year.

(3) Based on net asset value per share, adjusted for reinvestment of distributions at ex-dividend date net asset value, assuming full subscription by shareholder and is not annualized for periods less than one year.

(4) Portfolio turnover does not include investments traded on a forward commitment basis and is not annualized for periods less than one year.

* Turnover rate higher than prior periods due to the change in investment mandate.

+   Annualized.

                         RCS FUND FINANCIAL HIGHLIGHTS

                                                  SIX MONTHS
                                                     ENDED                    FISCAL YEARS ENDED JANUARY 31,
                                                 JULY 31, 2001      --------------------------------------------------
                                                  (UNAUDITED)         2001          2000          1999          1998
                                                 -------------      --------      --------      --------      --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                $  11.14        $  10.56      $  11.46      $  11.91      $  11.87
                                                    --------        --------      --------      --------      --------
Net investment income(1)                                0.48            0.95          0.95          0.92          0.98
Net realized and unrealized gain (loss)                (0.07)           0.64         (0.83)        (0.43)         0.05
                                                    --------        --------      --------      --------      --------
    Net increase in net assets resulting from
      operations                                        0.41            1.59          0.12          0.49          1.03
                                                    ========        ========      ========      ========      ========
LESS DISTRIBUTIONS:
Dividends from net investment income                   (0.44)          (1.01)        (1.02)        (0.94)        (0.99)
Offering Costs                                            --              --            --            --            --
Net asset value, end of period                      $  11.11        $  11.14      $  10.56      $  11.46      $  11.91
Per share market value, end of period               $  10.87        $  10.35      $   9.13      $   9.88      $  11.16
                                                    --------        --------      --------      --------      --------
    TOTAL RETURN BASED ON NET ASSET VALUE(2)            3.97%+         17.37%         2.70%         5.32%         9.66%
                                                    ========        ========      ========      ========      ========
    TOTAL RETURN BASED ON MARKET PRICE(3)               9.49%+         26.13%         2.99%        (3.11)%       14.76%
                                                    ========        ========      ========      ========      ========
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                $338,977        $339,872      $322,211      $349,597      $363,428
Ratio of total expenses to average net assets           1.23%++**       1.19%         1.73%         1.31%         1.25%
Ratio of interest expense to average net assets           --              --          0.57%         0.10%           --
Ratio of net investment income to average net
  assets                                                8.85%++         8.95%         8.50%         7.93%         8.29%
Portfolio turnover(4)                                     56%+            81%           74%          133%           29%

                                                                FISCAL YEARS ENDED
                                                                   JANUARY 31,            FEBRUARY 24, 1994*
                                                              ----------------------           THROUGH
                                                                1997          1996         JANUARY 31, 1995
                                                              --------      --------      ------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                          $  11.64      $  10.85           $  12.50
                                                              --------      --------           --------
Net investment income(1)                                          0.94          0.96               0.83
Net realized and unrealized gain (loss)                           0.21          0.72              (1.71)
                                                              --------      --------           --------
    Net increase in net assets resulting from operations          1.15          1.68              (0.88)
                                                              ========      ========           ========
LESS DISTRIBUTIONS:
Dividends from net investment income                             (0.92)        (0.89)             (0.75)
Offering Costs                                                      --            --              (0.02)
Net asset value, end of period                                $  11.87      $  11.64           $  10.85
Per share market value, end of period                         $  10.63      $  10.25           $   9.63
                                                              --------      --------           --------
    TOTAL RETURN BASED ON NET ASSET VALUE(2)                     11.72%        17.07%             (6.68)%+
                                                              ========      ========           ========
    TOTAL RETURN BASED ON MARKET PRICE(3)                        13.57%        16.21%            (17.21)%+
                                                              ========      ========           ========
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                          $362,102      $355,287           $331,166
Ratio of total expenses to average net assets                     1.25%         1.20%              1.15%++,+++
Ratio of interest expense to average net assets                     --            --               0.02%++
Ratio of net investment income to average net assets              8.21%         8.50%              7.79%++,+++
Portfolio turnover(4)                                               59%           96%               158%+

------------------------------
(1)  Calculated using the average share method.

(2) Based on net asset value per share, adjusted for reinvestment of distributions at ex-dividend date net asset value, assuming full subscription by shareholder and is not annualized for periods less than one year.

(3) Based on market value per share, adjusted for reinvestment of distributions at reinvestment plan prices, assuming full subscription by shareholder and is not annualized for periods less than one year.

(4) Does not include the effect of mortgage dollar roll transactions or forward commitment transactions.

*   Commencement of investment operations.

** Excluding Merger-related expenses, the ratio of total expenses to average net assets is 1.19%.

+   Not Annualized.

++  Annualized.

+++ Ratios include certain ordinary operating expense waivers. Without such waivers, the ratio of expenses to average net assets would have been 1.24% and the ratio of net investment income to average net assets would have been 7.71%.

                               SENIOR SECURITIES

     DSF FUND:                                   ASSET COVERAGE       AVERAGE MARKET VALUE
                   TOTAL AMOUNT OF SENIOR         PER $1,000 OF          PER $1,000 OF
     YEAR         SECURITIES OUTSTANDING(1)     SENIOR SECURITIES     SENIOR SECURITIES(2)
     ----         -------------------------     -----------------     --------------------
        2000*            $  28,084,892              $  4,010              $  28,084,892

     RCS FUND:

       1995**            $  70,741,743              $  5,680              $  70,741,743
         1996                      N/A                   N/A                        N/A
         1997                      N/A                   N/A                        N/A
         1998            $  13,593,633                27,740              $  13,593,633
         1999            $ 123,549,995                 3,830              $ 123,549,995
         2000            $ 103,673,424                 4,110              $ 103,673,424
         2001            $ 107,607,823                 4,160              $ 107,607,823

------------------------

(1) Includes obligations of the Fund under various portfolio transactions against which the Fund did not segregate liquid assets.

(2) Because no market exists or has existed for the obligations of the Fund under various portfolio transactions against which the Fund did not segregate liquid assets, and because the Fund has at all times maintained assets sufficient to meet those obligations, the "market value" of these obligations shown in this table is their value as reflected on the Funds' books and records.

* The fiscal year ended October 31, 2000 was the first year in which DSF Fund utilized financial leverage.

**  RCS Fund commenced investment operations on February 24, 1994.

    MANAGEMENT OF THE FUNDS; INFORMATION ABOUT DRESDNER RCM. The Board of Directors of each Fund has overall responsibility for each Fund's operations. The Funds have different Boards of Directors. Dresdner RCM manages the investments of both Funds, provides various administrative services for the Funds, and supervises the Funds' daily business affairs, subject to the authority of each Fund's Board of Directors.

    Dresdner RCM is a Delaware limited liability company with principal offices at Four Embarcadero Center, San Francisco, California 94111. Dresdner RCM is actively engaged in providing investment supervisory services to institutional and individual clients, and is registered under the Investment Advisers Act of 1940. Dresdner RCM was established in December of 1998 and is the successor to the business of its holding company, Dresdner RCM Global Investors US Holdings LLC ("US Holdings"). Dresdner RCM was originally formed as Rosenberg Capital Management in 1970, and it and its successors have been consistently in business since then.

    Dresdner RCM is wholly owned by Dresdner RCM Global Investors US Holdings LLC ("US Holdings"). US Holdings, a registered investment adviser, is wholly owned by Dresdner Bank, which, as of July 23, 2001, is a subsidiary of Allianz. Allianz's principal executive offices are located at Koeniginstrasse 28, D-80802, Munich, Germany. The Allianz Group of companies is one of the world's leading financial service providers, offering insurance and asset management products and services through property-casualty insurance, life and health insurance, and financial services business segments. Allianz engages in financial services operations through over 850 subsidiaries with approximately 120,000 employees in more than 70 countries around the world. Allianz had total assets at December 31, 2000 of US $371.9 billion

(440.0 billion Euros), net income for the year ended December 31, 2000 of US $2.9 billion (3.5 billion Euros) and total income for the year ended December 31, 2000 of US $65.0 billion (76.9 billion Euros).

    Munich Reinsurance, a German re-insurance company and holding company for the Munich Reinsurance Group, currently owns in excess of 25% of the outstanding voting securities of Allianz and, therefore, is presumed to "control" Allianz within the meaning of the 1940 Act. The principal executive offices of Munich Reinsurance are located at 80791 Munich, Germany. Dresdner RCM has informed the Funds that it does not expect Munich Reinsurance to be involved in the management of Dresdner RCM.

    The following sets forth the net assets and annual management fee of each of the Funds.

                                        NET ASSETS AS OF            ANNUAL MANAGEMENT FEE
                                       SEPTEMBER 25, 2001          (AS A % OF NET ASSETS)
                                       ------------------   -------------------------------------
Dresdner RCM Global Strategic Income      $ 82,774,109      0.70% on the first $100 million
Fund, Inc.                                                  0.65% in excess of $100 million

RCM Strategic Global Government           $344,996,148      0.95%
Fund, Inc.

    Certain information regarding the Board of Managers and principal executive officers of Dresdner RCM is set forth below:

NAME AND ADDRESS                POSITION WITH DRESDNER RCM        PRINCIPAL OCCUPATION
----------------               -----------------------------  -----------------------------
Gerhard Eberstadt              Member of Board of Managers    Member of Board of Managers,
Jurgen-Ponto-Platz 1                                          Dresdner Bank AG
D-60301 Frankfurt-am-Main
Germany

George N. Fugelsang            Member of Board of Managers    President/Chief Executive
75 Wall Street                                                Officer/Chairman, Dresdner
New York, NY                                                  Kleinwort Wasserstein
                                                              Securities LLC

Susan C. Gause*                Member of Board of Managers;   Same
                               Chief Executive Officer; and
                               Senior Managing Director

Luke D. Knecht*                Member of Board of Managers    Same
                               and Managing Director

Joachim Madler                 Member of Board of Managers    Deputy Chief Executive
Jurgen-Ponto-Platz 1           and Managing Director          Officer, Allianz Dresdner
D-60301 Frankfurt-am-Main                                     Asset Management
Germany

William L. Price*              Chairman of Board of           Same
                               Managers; Senior Managing
                               Director; and Global Chief
                               Investment Officer

------------------------

* The address for these members of the Board of Managers is Four Embarcadero Center, San Francisco, California 94111.

    The following directors and officers of DSF Fund are directors, officers or employees of Dresdner RCM: Luke D. Knecht, Robert J. Goldstein, Jennie W. Klein, Karin L. Brotman, Steven L. Wong and Glen M. Wong.

    The following directors and officers of RCS Fund are directors, officers or employees of Dresdner RCM: Luke D. Knecht, Robert J. Goldstein, Steven L. Wong, Glen M. Wong.

    EXECUTIVE OFFICERS OF DSF FUND. The executive officers of DSF Fund, other than as shown in the table "Information About the Directors" on pages 30-32, are: Robert J. Goldstein, Secretary since April, 1998, and Jennie M. Klein, Treasurer since April, 1998. Mr. Goldstein is 38 years old and has been a Director and General Counsel of Dresdner RCM since July 2001. Prior to joining Dresdner RCM in January 1997, Mr. Goldstein was an associate in the New York office of Weil, Gotshal & Manges from 1990 through 1996. Ms. Klein is 36 years old and has been the Director of Fund Administration at Dresdner RCM since July 1998. Ms. Klein joined Dresdner RCM in 1994 as Manager of Commingled Fund Services.

    EXECUTIVE OFFICERS AND OTHER OFFICERS OF RCS FUND. The table below provides certain information concerning executive officers of RCS Fund, other than as shown in the table of information concerning RCS Fund's Directors on pages 38-39, and certain other officers who perform similar duties. Officers hold office at the pleasure of RCS Fund's Board of Directors and until their successors are appointed and qualified or until their earlier resignation or removal. Officers and employees of RCS Fund who are principals, officers or employees of Dresdner RCM are not compensated by the Fund.

NAME AND AGE                          POSITION WITH FUND          PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE
------------                  ----------------------------------  ---------------------------------------------
George A. Rio*                Chief Financial Officer             Senior Vice President, Business Development
(46)                          (since 1998)                        at BISYS Fund Services, an affiliate of Funds
                                                                  Distributors, Inc. ("FDI") (since April
                                                                  2001); Executive Vice President and Client
                                                                  Service Director of FDI (April 1998 to April
                                                                  2001); Senior Vice President and Senior Key
                                                                  Account Manager for Putnam Mutual Funds
                                                                  (June 1995 to March 1998).

Robert J. Goldstein**         Secretary (since 2000)              Director and General Counsel, Dresdner RCM
(38)                                                              (since July 2001); Associate General Counsel,
                                                                  Dresdner RCM (January 1997 to June 2001);
                                                                  associate with the law firm of Weil,
                                                                  Gotshal & Manges (September 1990 to
                                                                  December 1996).

Steven L. Wong**              Treasurer (since 2000)              Assistant Director and Manager of Fund
(34)                                                              Administration, Dresdner RCM (since
                                                                  December 1994).

Karen Jacoppo-Wood*           Vice President and Assistant        Counsel and an officer of certain investment
(34)                          Secretary (since 1998)              companies distributed or administered by
                                                                  BISYS Fund Services, an affiliate of FDI
                                                                  (since April 2001); Vice President and Senior
                                                                  Counsel of FDI and an officer of certain
                                                                  investment companies distributed by FDI
                                                                  (February 1996 to April 2001); Manager of SEC
                                                                  Registration, Scudder, Stevens &
                                                                  Clark, Inc. (June 1994 to January 1996).

NAME AND AGE                          POSITION WITH FUND          PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE
------------                  ----------------------------------  ---------------------------------------------
Mary A. Nelson*               Vice President and Assistant        Senior Vice President and an officer of
(37)                          Treasurer (since 1998)              certain investment companies distributed or
                                                                  administered by BISYS Fund Services, an
                                                                  affiliate of FDI (since April 2001); Senior
                                                                  Vice President and Manager of Financial
                                                                  Services of FDI (May 2000 to April 2001);
                                                                  Vice President and Manager of Operations and
                                                                  Treasury Services of FDI and an officer of
                                                                  certain investment companies distributed by
                                                                  FDI (August 1994 to April 2000).

Glen M. Wong**                Assistant Treasurer (since 2000)    Manager of Fund Administration, Dresdner RCM
(39)                                                              (since July 1999); Financial Reporting
                                                                  Supervisor at Fremont Mutual Funds, Inc.
                                                                  (July 1996 to June 1999); Accountant, The
                                                                  Permanente Medical Group, Inc. (July 1995 to
                                                                  July 1996).

------------------------

* The officer's address is 60 State Street, Suite 1300, Boston, Massachusetts 02109.

** The officer's address is Four Embarcadero Center, San Francisco, California 94111.

    Luke D. Knecht, Robert J. Goldstein, Steven L. Wong and Glen M. Wong, as employees of Dresdner RCM, may have a material interest in the Merger and the New Investment Management Agreement which are being submitted for the approval of stockholders.

    PORTFOLIO MANAGEMENT OF THE FUNDS. The Fixed-Income Team of Dresdner RCM is primarily responsible for the day-to-day management of DSF Fund's and RCS Fund's portfolios. This team manages each of the Fund's portfolios on a joint basis, and no individual is separately responsible for the management of each Fund.

    ADMINISTRATORS AND CUSTODIANS. Dresdner RCM is DSF Fund's administrator pursuant to the Fund's Investment Advisory Agreement. Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, is DSF Fund's custodian. EquiServe, 150 Royall Street, Canton, Massachusetts 02021, is DSF Fund's transfer agent.

    Among its services as administrator for DSF Fund, Dresdner RCM arranges for calculating and publishing the net asset value of DSF Fund; prepares and submits proxy statements and reports to stockholders; periodically updates DSF Fund's Registration Statement and prepares reports filed with the SEC and other regulatory authorities; prepares and files DSF Fund's tax returns; maintains certain books and records required under the 1940 Act; responds to, or refers to DSF Fund's officers or transfer agent, stockholder inquiries; and provides DSF Fund with adequate general office space and facilities and with personnel competent to perform the foregoing services. The Investment Advisory Agreement authorizes Dresdner RCM to delegate any or all of its duties under the agreement to a subadviser or a subadministrator. The fee paid to Dresdner RCM pursuant to the Investment Advisory Agreement includes compensation for Dresdner RCM's services as administrator of DSF Fund.

    State Street Bank and Trust Company ("State Street"), 1776 Heritage Drive, North Quincy, Massachusetts 02109, is the administrator and custodian for RCS Fund. EquiServe, 150 Royall Street, Canton, Massachusetts 02021, is RCS Fund's transfer agent.

    Pursuant to an Administration Agreement with RCS Fund, State Street provides reporting and accounting services to the Fund, including: overseeing the determination and publication of the Fund's net asset value in accordance with the Fund's policy, and the maintenance of certain books and records of the Fund required by Rule 31a-1(b) of the 1940 Act; preparing the Fund's Federal, state and local income tax returns for review by the independent accountants and filing by the treasurer; reviewing the appropriateness, and arranging for payment, of Fund expenses, and overseeing the calculation of fees paid to the Fund's investment manager, custodian and transfer agent; preparing for review and approval by the Fund's officers financial information for the Fund's semiannual and annual reports, proxy statements and other communications with stockholders; consulting with the Fund's officers, independent accountants, legal counsel, custodian and transfer agent to establish accounting policies for the Fund; and responding to, or referring to the Fund's officers or transfer agent, any stockholder inquiries relating to the Fund. For its services as administrator, State Street is compensated by RCS Fund at the following rates: for fund administration, 0.06% per annum of the first $250 million in net assets, 0.03% per annum of the next $250 million in net assets, and 0.01% per annum of net assets in excess of $500 million, with a minimum annual compensation of $65,000; for accounting services, $90,000 annually; for state securities administrative services, $5,000 for each portfolio, plus $50 per state per portfolio registered; reimbursement for out-of-pocket expenses; and special fees for non-recurring services, as negotiated.

    SERVICE OF PROCESS; ENFORCEMENT OF JUDGMENTS. One of DSF Fund's directors is a resident of Australia and substantially all of this person's assets may be located outside the United States. As a result, it may be difficult for stockholders to effect service of process within the United States upon this person. In addition, DSF Fund has been advised that it may be difficult for stockholders to obtain from the courts of Australia either the enforcement of judgments of United States courts against this director predicated upon civil liability provisions of the Federal securities laws or enforcement, in original actions, of liabilities against this director predicated upon the Federal securities laws.

    DESCRIPTION OF FUND SHARES. RCS Fund's Charter authorizes issuance of up to 500,000,000 shares of common stock, par value $0.00001 per share. DSF Fund's Charter authorizes the issuance of 100,000,000 shares of common stock, par value $0.001 per share. All outstanding shares of each Fund have, and the Merger Shares will have, equal non-cumulative voting rights and equal rights with respect to dividends, assets and liquidation. Each share of common stock of each Fund has one vote, with fractional shares voting proportionately, and is freely transferable. Each share of common stock of each Fund is fully paid and non-assessable and has no preemptive, conversion or exchange rights.

    Shares of common stock of DSF Fund and RCS Fund are traded on the NYSE, with an average weekly trading volume for the year ended December 31, 2000 of 122,504 shares for DSF Fund and 265,648 shares for RCS Fund.

    Set forth below is information about each Fund's common stock as of September 30, 2001 (except where otherwise noted):

DSF FUND

TITLE OF CLASS       AMOUNT AUTHORIZED   AMOUNT HELD BY FUND   AMOUNT OUTSTANDING
--------------       -----------------   -------------------   ------------------
Common Stock            100,000,000               0                11,954,566

RCS FUND

TITLE OF CLASS       AMOUNT AUTHORIZED   AMOUNT HELD BY FUND   AMOUNT OUTSTANDING
--------------       -----------------   -------------------   ------------------
Common Stock            500,000,000               0                30,515,800

    REPURCHASE OF SHARES. Because each Fund is a closed-end investment company, stockholders of each Fund do not, and will not, have the right to redeem their shares.

    Shares of the Funds trade in the open market at a price which will be a function of several factors, including yield and net asset value of the shares and the extent of market activity. Shares of closed-end investment companies frequently trade at a discount from net asset value, but in some cases trade at a premium. When a Fund repurchases its shares at a price below their net asset value, the net asset value of those shares that remain outstanding will be increased, but this does not necessarily mean that the market price of those outstanding shares will be affected either positively or negatively.

    DETERMINATION OF NET ASSET VALUE. Each Fund calculates the net asset value of a share by dividing the total value of its assets, less liabilities, by the number of its shares outstanding. Each Fund's shares are valued as of the close of regular trading on the NYSE each day the exchange is open.

    Investment securities for which market quotations are readily available are valued at market value. Short-term investment securities that have remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets are valued at their fair value following procedures approved by each Fund's Board of Directors.

    DIVIDEND REINVESTMENT PLAN. Each Fund has established a dividend reinvestment plan (each a "Plan") under which distributions from the Fund may be reinvested in shares of the Fund's common stock by the plan agent (the "Plan Agent"). Under each Fund's Plan, stockholders may elect either to have all distributions automatically reinvested by the Fund's Plan Agent, EquiServe, or to receive all distributions in cash paid by check mailed directly to the stockholder of record by EquiServe. Distributions with respect to shares registered in the name of a broker-dealer or other nominee will be reinvested by the broker or nominee in additional shares under the Plan, unless that service is not provided by the broker or nominee, or the stockholder elects to receive distributions in cash. Investors who own common stock of a Fund registered in street name should consult their broker-dealers for details regarding reinvestment.

    Under each Fund's Plan, if a Fund declares a dividend or capital gains distribution payable either in shares of its common stock or in cash, stockholders who are not Plan participants will receive cash, and Plan participants will receive the equivalent amount in shares of common stock of their Fund. When the market price of the common stock of a Fund is equal to or exceeds the net asset value per share of the common stock on the distribution payment date, Plan participants will be issued shares of common stock valued at the net asset value on the distribution payment date or, if such net asset value is less than 95% of the market price of the common stock on the distribution payment date, then at 95% of the market value.

    If the market price of the common stock of a Fund is less than the net asset value of the common stock on the distribution payment date, or if the Fund declares a dividend or capital gains distribution payable only in cash, a purchasing agent for Plan participants (the "Purchasing Agent") will buy common stock in the open market, on the NYSE or elsewhere, for the participant's accounts. Under RCS Fund's Plan, if, following the commencement of the purchases and before the Purchasing Agent has completed its purchases, the market price exceeds the net asset value of the common stock, the average per share purchase price paid by the Purchasing Agent may exceed the net asset value per share of the common stock, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in common stock issued by the Fund at net asset value. Additionally, under RCS Fund's Plan, if the market price exceeds the net asset value of shares before the Purchasing Agent has completed its purchases, the Purchasing Agent is permitted to cease purchasing shares and the Fund may issue the remaining shares at a price equal to the greater of (a) net asset value or (b) 95% of the then current market price. Under each Fund's Plan, in a case where the Purchasing Agent has terminated open market purchases and the Fund has issued the remaining shares, the number of shares received by the participant in respect of the cash dividend or distribution will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. State Street Brokerage, a broker-dealer, currently acts as Purchasing Agent for both of the Funds.

    Under DSF Fund's Plan, Plan participants have the option of making additional voluntary cash payments to the Plan Agent on a quarterly basis in any amount from $100 to $3,000 for investment in that

Fund's common stock. The Plan Agent will use all Funds received from participants to purchase DSF Fund shares in the open market on or about the 15th of February, May, August and November of each year. Voluntary cash purchases should be sent so as to be received by the Plan Agent no later than five business days before these dates. Voluntary cash payments received after the five-business-day deadline may be held by the Plan Agent bearing no interest, and invested at the next scheduled date. Voluntary cash payments may be withdrawn in their entirety by written notice received by the Plan Agent not less than two business days before such payment is to be invested.

    The Plan Agent for each Fund will maintain all stockholder accounts in the Plan and will furnish written confirmations of all transactions in each account, including information needed by a stockholder for personal and tax records. The automatic reinvestment of dividends and capital gains will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. Common stock in the account of each Plan participant will be held by the Fund's Plan Agent on behalf of the Plan participant, and each stockholder's proxy will include those shares purchased pursuant to the Plan.

    Plan participants are subject to no charge for reinvesting dividends and capital gains distributions. The Plan Agent's fees for handling the reinvestment of dividends and capital gains distributions will be paid by the Fund. No brokerage charges apply with respect to shares of common stock issued directly by the Fund as a result of dividends or capital gains distributions payable either in common stock or in cash. Each Plan participant will, however, bear a proportionate share of brokerage commissions incurred with respect to open market purchases made in connection with the reinvestment of dividends or capital gains distributions. Voluntary cash purchases under DSF Fund's Plan will be subject to a service charge in addition to a pro rata share of brokerage commissions.

    Plan participants may terminate their participation in the Plan by giving written notice to the Plan Agent, provided that any such notice received by the Plan Agent less than 10 days before the record date for any dividend may not be effective with respect to such dividend or distribution. Each Fund reserves the right to amend or terminate its Plan as applied to any dividend or capital gains distributions paid subsequent to written notice of the change sent to participants at least 90 days for DSF Fund, and 30 days for RCS Fund, before the record date for the dividend or capital gains distribution. The Plan also may be amended or terminated by the Plan Agent, with the Fund's prior written consent, on at least 90 days' written notice for DSF Fund, and 30 days' written notice for RCS Fund, to Plan participants. All inquiries concerning a Fund's Plan should be directed to EquiServe, P.O. Box 43010, Providence, RI 02940-3010 (800-730-6001), for DSF Fund, or P.O. Box 43011, Providence, RI 02940-3011
(800-426-5523), for RCS Fund.

    DIVIDENDS AND DISTRIBUTIONS. It is the policy of each Fund to distribute to its holders of common stock monthly dividends of net investment income (other than net realized gains). Under this policy, which may be changed at any time by each Fund's Board of Directors, monthly dividends will be made at a level that reflects the past and projected performance of the respective Fund. This policy is expected over time to result in the distribution of all net investment income of each Fund. Net realized capital gains, in excess of capital loss carryovers, if any, will be distributed to the stockholders at least annually. The Funds record all distributions to stockholders on the ex-dividend date. Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles in the United States. Any such differences are due primarily to differing treatments of foreign currency gains and losses, paydown gains and losses, original issue discount accretion, excise tax regulations and treatment of foreign currency gains and losses.

    For information concerning the tax treatment of distributions to stockholders, see the discussion under "Taxation" at page 53 and in the SAI. Both Funds intend, however, to make such distributions as are necessary to maintain qualification as a regulated investment company.

    COMPARISON OF CHARTERS AND BYLAWS OF THE FUNDS. The following discussion summarizes the Charters and Bylaws of RCS Fund and DSF Fund. Except as noted below, RCS Fund and DSF Fund generally have similar Charters and Bylaws.

    Both RCS Fund and DSF Fund are non-diversified, closed-end investment companies registered under the 1940 Act that were incorporated as Maryland corporations in 1993 and 1986, respectively.

    The Charters and Bylaws of each Fund include provisions that could have the effect of limiting the ability of other entities or persons to acquire control of either Fund or to change the composition of the Fund's Board of Directors, or depriving stockholders of an opportunity to sell their common stock at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. The Board of Directors of each Fund is divided into three classes with approximately an equal number of directors in each class. At each annual meeting of stockholders of each Fund, the term of one class will expire and each Director elected to the class will hold office for a term of three years. This provision could delay for up to two years the replacement of a majority of the Board of Directors. An RCS Fund Director may only be removed for cause, and only by the vote by holders of 75% of the shares of capital stock entitled to vote in an election of directors. The maximum number of directors that may constitute RCS Fund's Board of Directors is twelve (12). This number may be increased only by vote of the holders of at least 75% of the shares of capital stock entitled to vote in an election of directors. Any vacancy on RCS Fund's Board of Directors resulting from death, resignation, removal or any cause other than an increase in the number of Directors shall be filled by a vote of a majority of the remaining Directors, whether or not sufficient to constitute a quorum, if the new Director so elected is also approved by a majority of the Continuing Directors (hereafter defined) then in office. Any vacancy on the Board of Directors by reason of an increase in the number of Directors may be filled by a vote of a majority of the entire Board of Directors, if the Director so elected is also approved by a majority of the Continuing Directors (hereafter defined). "Continuing Director" is defined as a member of the Board of Directors (1) who has been a director of RCS Fund for a period of at least twelve months prior to the transaction which is being submitted for approval and who is not a person or an affiliate, as defined in the 1940 Act, of a person proposing to enter into the transaction with RCS Fund, or (2) a director who is not an affiliate, as defined in the 1940 Act, of a person proposing to enter into the transaction with RCS Fund and who was recommended to succeed a Continuing Director by a majority of the Continuing Directors then serving on the Board of Directors. A DSF FUND DIRECTOR MAY ONLY BE REMOVED FOR CAUSE BY THE AFFIRMATIVE VOTE OF AT LEAST TWO-THIRDS OF ALL THE VOTES ENTITLED TO BE CAST BY THE STOCKHOLDERS GENERALLY IN THE ELECTION OF DIRECTORS. THE MAXIMUM NUMBER OF DSF FUND DIRECTORS MAY BE INCREASED AND VACANCIES FILLED ONLY BY THE VOTE OF A MAJORITY OF THE ENTIRE BOARD OF DIRECTORS.

    The affirmative votes of at least 75% of RCS Fund's Directors and of the holders of at least 75% of the outstanding shares of capital stock of RCS Fund are required to approve the following extraordinary corporate transactions:
(1) a merger, consolidation or share exchange of RCS Fund with or into any other person or company; (2) the issuance or transfer by RCS Fund (in one or a series of transactions in any 12-month period) of any securities of RCS Fund to any other person or entity for cash, securities or other property (or combination thereof) having an aggregate fair market value of $1,000,000 or more, excluding sales of securities of RCS Fund in connection with a public offering, issuances of securities of RCS Fund pursuant to a dividend reinvestment plan adopted by RCS Fund and issuances of securities of RCS Fund upon the exercise of any stock subscription rights distributed by RCS Fund; (3) a sale, lease, exchange, mortgage, pledge, transfer or other disposition by RCS Fund (in one or a series of transactions in any 12-month period) to or with any person of any assets of RCS Fund having an aggregate fair market value of $1,000,000 or more, except for transactions in securities effected by RCS Fund in the ordinary course of its business; (4) any proposal as to the voluntary liquidation or dissolution of RCS Fund or any amendment to the Articles of Incorporation; and (5) any shareholder proposal as to specific investment decisions made or to be made with respect to RCS Fund's assets. However, if the proposed transaction is approved by both a majority of the entire Board of Directors and at least 75% of the Continuing Directors of RCS Fund, a transaction described in item 1 or item 3 above that involves substantially all of RCS Fund's assets, or any transaction described in item 4 above, will require the approval of the holders of a simple majority of the outstanding shares of capital stock of RCS Fund entitled to vote on the proposal, and a transaction described in item 2 or item 5 will not require any stockholder approval. DSF FUND DOES NOT HAVE SIMILAR PROVISIONS REQUIRING A SUPERMAJORITY VOTE BY EITHER CONTINUING DIRECTORS OR STOCKHOLDERS IN ORDER TO APPROVE THESE TYPES OF TRANSACTIONS.

    The affirmative votes either of the holders of at least 75% of the shares of capital stock of RCS Fund entitled to vote on the matter or of a majority of RCS Fund's Board of Directors, 75% of its Continuing Directors and the holders of a majority of its shares of capital stock entitled to vote on the matter are required to authorize an amendment to RCS Fund's charter that would make any class of capital stock a "redeemable security," as defined in the 1940 Act. DSF FUND DOES NOT HAVE A SIMILAR PROVISION TO AUTHORIZE AN AMENDMENT TO DSF FUND'S CHARTER THAT WOULD MAKE ANY CLASS OF CAPITAL STOCK A "REDEEMABLE SECURITY."

    The presence in person or by proxy of the stockholders of record of a majority of the shares of RCS Fund issued and outstanding and entitled to vote at a meeting of stockholders of RCS Fund will constitute a quorum for the transaction of any business at such meeting. THE PRESENCE IN PERSON OR BY PROXY OF THE STOCKHOLDERS OF RECORD OF ONE-THIRD OF THE SHARES OF DSF FUND ISSUED AND OUTSTANDING AND ENTITLED TO VOTE AT A MEETING OF STOCKHOLDERS OF DSF FUND WILL CONSTITUTE A QUORUM FOR THE TRANSACTION OF ANY BUSINESS AT SUCH MEETING.

    Shareholder proposals for consideration at an annual meeting, including the nomination and election of directors, must be delivered to the principal executive officers of RCS Fund not less than 45 nor more than 60 days prior to the date RCS Fund first mailed its proxy material for the prior year's annual meeting; provided, however, if and only if the annual meeting is not scheduled to be held within a period that commences 30 days before the first anniversary date of the annual meeting for the preceding year and ends 30 days after such anniversary date (an annual meeting date outside such period being referred to herein as an "Other Annual Meeting Date"), such Stockholder Notice shall be given in the manner provided herein by the later of the close of business on
(i) the date 45 days prior to such Other Annual Meeting Date or (ii) the 10th business day following the date such Other Annual Meeting Date is first publicly announced or disclosed. DSF FUND SHAREHOLDER PROPOSALS MUST BE DELIVERED TO THE PRINCIPAL EXECUTIVE OFFICE OF DSF FUND NOT LESS THAN 90 NOR MORE THAN 120 DAYS PRIOR TO THE FIRST ANNIVERSARY DATE OF DSF FUND'S ANNUAL MEETING FOR THE PRECEDING YEAR.

    TAXATION. Each Fund intends to qualify for treatment as a "regulated investment company" pursuant to Subchapter M of the Code. Each Fund will distribute at least annually all of its net investment income and gains to its stockholders, and these distributions will be taxable as ordinary income or capital gains. Stockholders may be proportionately liable for taxes on income and gains of each Fund, but stockholders not subject to tax on their income will not be required to pay tax on amounts distributed to them by each Fund. Each Fund will inform stockholders of the amount and nature of income or gains distributed by it. Each Fund does not expect that ownership of its shares will cause any stockholder to become subject to, or liable for an increased amount of, alternative minimum tax.

    INDEPENDENT AUDITORS OF THE FUNDS. PricewaterhouseCoopers LLP ("PwC"), 160 Federal Street, Boston, Massachusetts 02110, independent accountants, has been selected by the Boards of Directors of both DSF Fund and RCS Fund as the independent auditors of each Fund for the current fiscal year. The Audit Committee of the Board of Directors of DSF Fund unanimously recommended the selection of PwC, and the Board unanimously approved such selection, on November 30, 2000. The Audit Committee of the Board of Directors of RCS Fund unanimously recommended the selection of PwC, and the Board unanimously approved such selection, on May 16, 2001. This firm also serves as the auditor for various other funds for which Dresdner RCM serves as investment adviser. It was selected primarily on the basis of its expertise as auditors of investment companies.

    A representative of PwC will attend the Funds' respective Meetings to make a statement and to answer appropriate questions if requested by a stockholder of the Fund at least 14 days in advance of the Meeting.

    The following table sets forth the aggregate fees billed for professional services rendered by PwC to each Fund during that Fund's last fiscal year:

                            FINANCIAL
                           INFORMATION
                       SYSTEMS DESIGN AND
          AUDIT FEES   IMPLEMENTATION FEES   ALL OTHER FEES
          ----------   -------------------   --------------
DSF FUND    $35,000            N/A              $451,950
RCS FUND    $29,000            N/A              $462,290

    The fees disclosed in the table above under the caption "Audit Fees" are the aggregate fees billed for professional services rendered for the audit of each of DSF Fund's and RCS Fund's annual financial statements and the review of financial statements included in each Fund's reports to stockholders for the Fund's most recent fiscal year. The fees disclosed under the captions "Financial Information Systems Design and Implementation Fees" and "All Other Fees" include fees billed for services, if any, rendered during each Fund's most recent fiscal year to the Fund, to Dresdner RCM and to any entity controlling, controlled by or under common control with Dresdner RCM that provides services to the Fund.

    In approving the selection of PwC, the Audit Committee of each Fund considered, in addition to other practices and requirements relating to the selection of the Fund's auditors, whether the non-audit services covered in the table above under "Financial Information Systems Design and Implementation Fees" and "All Other Fees" performed by PwC for the Fund, for Dresdner RCM and for certain related parties are compatible with maintaining the independence of PwC as the Fund's principal accountants.

          V.  FURTHER INFORMATION ABOUT VOTING AND EACH FUND'S MEETING

    GENERAL. This Prospectus/Proxy Statement is furnished in connection with the Merger, the approval of a new investment advisory agreement between DSF Fund and Dresdner RCM, the election of two directors to the DSF Fund Board of Directors, the approval of a new investment management agreement between RCS Fund and Dresdner RCM, the election of directors to the Board of Directors of RCS Fund, and the solicitation of proxies by and on behalf of the Boards of Directors of DSF Fund and RCS Fund for use at each Fund's Meeting. Each Fund's Meeting is to be held on November 20, 2001, at 2:00 p.m. (Pacific Time) at the offices of Dresdner RCM located at Four Embarcadero Center, San Francisco, California 94111, or at such later time as is made necessary by adjournment.

    As of September 30, 2001, there were 11,954,566 outstanding shares of common stock of DSF Fund, and 30,515,800 outstanding shares of common stock of RCS Fund. Only stockholders of record of each Fund on October 1, 2001 (the "Record Date"), will be entitled to notice of and to vote at their Fund's Meeting. Each share of common stock is entitled to one vote, with fractional shares voting proportionally.

    The Board of Directors of each Fund knows of no matters other than those set forth herein to be brought before their respective Meeting. If, however, any other matters properly come before a Meeting, it is each Board's intention that proxies will be voted on such matters in accordance with the discretion of the persons named in the enclosed form of proxy.

    MATTERS FOR CONSIDERATION AND REQUIRED VOTES. Proxies are being solicited from each Fund's stockholders by its Board of Directors for the Meetings. Unless revoked, all valid proxies will be voted in accordance with the specification thereon or, in the absence of specifications, FOR the following:

    - Approval of the Merger and related transactions (for both DSF Fund and RCS Fund stockholders).

    - Approval of a new investment advisory agreement between DSF Fund and Dresdner RCM (for DSF Fund stockholders only).

    - Election of two directors nominated by the Board of Directors of DSF Fund (for DSF Fund stockholders only).

    - Approval of a new investment management agreement between RCS Fund and Dresdner RCM (for RCS Fund stockholders only).

    - Election of two directors nominated by the Board of Directors of RCS Fund (for RCS Fund stockholders only).

    The Merger and related transactions contemplated by the Merger Agreement (DSF Fund and RCS Fund Proposal 1) will be consummated only if approved by the affirmative vote of the holders of a majority of the outstanding shares of common stock of DSF Fund outstanding and entitled to vote and the holders of a majority of the outstanding shares of common stock of RCS Fund outstanding and entitled to vote. For DSF Fund, the approval of the new investment advisory agreement between DSF Fund and Dresdner RCM (DSF Fund Proposal 2) requires the affirmative votes of a "majority of the outstanding voting securities" of DSF Fund, as defined in the 1940 Act, and the election of the nominees for Director (DSF Fund Proposal 3) requires the affirmative vote of a majority of the votes cast in the election of Directors at the Meeting. For RCS Fund, approval of a new investment management agreement between RCS Fund and Dresdner RCM (RCS Fund Proposal 2) requires the affirmative vote of a "majority of the outstanding voting securities" of RCS Fund, as defined in the 1940 Act, and the election of the nominees for Director (RCS Fund Proposal 3) requires the affirmative vote of a plurality of the votes cast in the election of Directors at the Meeting.

    QUORUM AND METHOD OF TABULATION. The presence in person or by proxy of the stockholders of record of one-third of the shares of DSF Fund issued and outstanding and entitled to vote at the Meeting will constitute a quorum for the transaction of any business at its Meeting. The holders of a majority of the shares of RCS Fund outstanding at the close of business on the Record Date present in person or represented by proxy will constitute a quorum for its Meeting.

    Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the relevant Fund as tellers for its Meeting. The tellers will count the total number of votes cast "for" approval of a nominee for director or a proposal for purposes of determining whether sufficient affirmative votes have been cast. Shares represented by proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) will be treated as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. For both Funds, abstentions and broker non-votes have the effect of a negative vote on the proposal for approving the Merger Agreement. For DSF Fund stockholders, abstentions and broker non-votes have the effect of a negative vote on the proposal for approval of a new investment advisory agreement (DSF Fund Proposal 2), but are not counted in favor or against, and will have no other effect on, the election of Directors (DSF Fund Proposal 3). DSF Fund does not anticipate receiving any broker non-votes with respect to the election of Directors. For RCS Fund stockholders, assuming a quorum is present, abstentions and broker non-votes have the effect of a negative vote on the proposal for approving the new investment management agreement (RCS Fund Proposal 2), but are not counted in favor or against, and will have no other effect on, the election of the nominees for the Board of Directors (RCS Fund Proposal 3).

    SHARE OWNERSHIP. As of September 30, 2001, the officers and directors of DSF Fund, as a group, beneficially owned 1,199,441 shares, representing 9.6% of the outstanding shares, of DSF Fund. To the knowledge of DSF Fund, other than Depository Trust Company ("DTC"), only the following persons owned of record or beneficially 5% or more of the outstanding shares of DSF Fund: Invesco Funds Group, Inc. (6.4%); Phillip Goldstein (5.87%).

    As of October 1, 2001, the directors and officers of RCS Fund, as a group, owned beneficially less than 1% of the outstanding shares of RCS Fund. To the knowledge of RCS Fund, other than DTC, only the following person owned of record or beneficially 5% or more of the outstanding shares of RCS Fund: Wachovia Corp. (8.13%).

    Upon consummation of the Merger, other than DTC, only the following person is expected to own of record or beneficially 5% or more of the outstanding shares of the Combined Fund: Wachovia Corp.

    SOLICITATION OF PROXIES. The cost of solicitation, including postage, printing and handling, will be borne by the Funds in accordance with the terms of the Merger Agreement. See page 16, "Information about the Merger -- Expenses of the Merger." The solicitation will be made primarily by mail, but may be supplemented by telephone calls, telegrams and personal interviews by officers, employees and agents of each Fund.

    REVOCATION OF PROXIES. A proxy may be revoked by a stockholder at any time prior to its exercise by written notice to the Fund, by submission of a subsequent proxy, or by voting in person at the relevant Meeting.

    DATE FOR RECEIPT OF STOCKHOLDERS' PROPOSALS FOR EACH FUND'S NEXT ANNUAL MEETING. Stockholders submitting proposals intended to be included in each Fund's proxy statement for its Annual Meeting of Stockholders in 2002 must ensure that such proposals are received by the Funds, in good order and complying with all applicable legal requirements, no later than June 24, 2002 for each of DSF Fund and RCS Fund. Stockholders submitting any other proposals intended to be presented at each Fund's next annual meeting must ensure that such proposals are received by each Fund, in good order and complying with all applicable legal requirements, between July 23, 2002 and August 22, 2002 for DSF Fund and between August 23, 2002 and September 7, 2002 for RCS Fund. Stockholder proposals for each Fund should be addressed to Robert J. Goldstein, Secretary, at the address of the Fund's principal executive offices. In addition, a copy of any stockholder proposal for DSF Fund should be sent to Earl D. Weiner at Sullivan & Cromwell, 125 Broad Street, New York, New York 10004-2498, and a copy of any stockholder proposal for RCS Fund should be sent to J.B. Kittredge at Ropes & Gray, One International Place, Boston, Massachusetts 02110-2624.

    ADJOURNMENT. In the event that sufficient votes in favor of the proposals set forth in a Fund's notice of its Meeting are not received by the time scheduled for its Meeting, the persons named as proxies may propose one or more adjournments of the Fund's Meeting after the date set for the original meeting to permit further solicitation of proxies with respect to any of such proposals. In addition, if, in the discretion of the persons named as proxies, it is advisable to defer action on one or more of the proposals, the persons named as proxies may propose one or more adjournments of the Fund's Meeting for a reasonable time. Any such adjournments will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned, as required by the Fund's Charter and ByLaws. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of such proposals. They will vote against any such adjournment those proxies required to be voted against any of such proposals. The costs of any additional solicitation and of any adjourned session will be borne by the Funds, subject to the expense reimbursements described in "Information about the Merger -- Expenses of the Merger," on page 16. Any proposals for which a sufficient number of affirmative votes to approve the proposal have been received by the time of the Fund's Meeting will be acted upon and such action will be final regardless of whether either Meeting is adjourned to permit additional solicitation with respect to any other proposal.

    PLEASE EXECUTE AND RETURN THE ENCLOSED PROXY PROMPTLY TO ENSURE THAT A QUORUM IS PRESENT AT YOUR FUND'S MEETING. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

                                                                      APPENDIX A

            AGREEMENT AND PLAN OF MERGER AND CONTINGENT LIQUIDATION

    This Agreement and Plan of Merger and Contingent Liquidation (the "Agreement") is made as of August 2, 2001, in San Francisco, California, by and between RCM Strategic Global Government Fund, Inc., a Maryland corporation ("RCS Fund"), and Dresdner RCM Global Strategic Income Fund, Inc., a Maryland corporation ("DSF Fund").

                   PLAN OF MERGER AND CONTINGENT LIQUIDATION

    (a) Prior to the Valuation Time (as defined in Section 4 of this Agreement), DSF Fund shall conduct a tender offer for 50% of the shares of common stock of DSF Fund issued and outstanding as of the date of this Agreement for a purchase price per share equal to 99 1/2% of DSF Fund's per share net asset value at the expiration of such tender offer (the "Tender Offer").

    (b) In accordance with provisions of the Maryland General Corporation Law (the "MGCL") and the charters of each of DSF Fund and RCS Fund, respectively, upon the terms and subject to the conditions set forth in this Agreement, and subject to the approval of the holders of a majority of the outstanding shares of common stock of DSF Fund and of RCS Fund, respectively, at the meetings referred to in Section 7 of this Agreement, DSF Fund shall on the Merger Date (as defined in Section 5 of this Agreement) be merged with and into RCS Fund (the "Merger"). Pursuant to provisions of the MGCL, upon consummation of the Merger, DSF Fund shall cease to exist as a separate corporation and RCS Fund shall survive and continue to exist as a corporation duly incorporated under the laws of the State of Maryland. The charter and Bylaws, as amended, of RCS Fund, as in effect immediately prior to the Merger Date, shall be the charter and Bylaws of RCS Fund, as the surviving corporation, after the Merger, until thereafter changed or amended as provided therein or by applicable law.

    (c) On the Merger Date, upon the terms and conditions set forth in this Agreement, all shares of common stock of DSF Fund issued and outstanding as of such date shall, by virtue of the Merger and without any action on the part of the holders thereof (each, a "DSF Stockholder," and collectively, the "DSF Stockholders"), be converted into a number of full and fractional shares of common stock of RCS Fund (the "Merger Shares") determined by dividing the aggregate net asset value of such DSF Fund shares by the net asset value of one share of common stock of RCS Fund, such values being determined at the Valuation Time as provided in Section 4 of this Agreement.

    (d) At and after the Merger Date, the Merger will have the effects set forth in relevant provisions of the MGCL. Without limiting the generality of the foregoing, and subject thereto, at the Merger Date all the assets, rights, privileges and powers of DSF Fund shall be vested in RCS Fund, and RCS Fund shall assume all of the debts, liabilities and duties of DSF Fund.

    (e) On or prior to the Merger Date, RCS Fund and DSF Fund shall file for record with the State Department of Assessments and Taxation of Maryland Articles of Merger (the "Articles of Merger"), the contents of which shall conform in all material respects to the requirements of the MGCL.

    (f) It is intended that the Merger described in this Agreement shall be a reorganization within the meaning of Section 368(a)(1)(A) of the Internal Revenue Code of 1986, as amended (the "Code").

    (g) Notwithstanding the foregoing provisions of this Plan of Merger and Contingent Liquidation (the "Plan of Merger"), if an event described in
Section 13(b) or Section 13(c) of this Agreement occurs, then (i) this Agreement shall terminate, (ii) the Merger and the Tender Offer shall be abandoned, and
(iii) the assets of DSF Fund shall be liquidated in an orderly fashion and DSF Fund shall be dissolved pursuant to the MGCL.

                                   AGREEMENT

    RCS Fund and DSF Fund agree as follows:

    1. REPRESENTATIONS AND WARRANTIES OF RCS FUND. RCS Fund represents and warrants to and agrees with DSF Fund that:

        (a) RCS Fund is a corporation duly incorporated and validly existing under the laws of the State of Maryland, and has power to own all of its properties and assets and to carry out its obligations under this Agreement. RCS Fund has all necessary federal, state and local authorizations to carry on its business as now being conducted and to carry out this Agreement.

        (b) RCS Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

        (c) A statement of assets and liabilities, statement of operations, statement of changes in net assets and schedule of investments (indicating their market values) of RCS Fund for the fiscal year ended January 31, 2001, such statements and schedule having been audited by PricewaterhouseCoopers LLP, independent accountants, have been furnished to DSF Fund. Such statement of assets and liabilities and schedule of investments fairly present the financial position of RCS Fund as of the date thereof and such statements of operations and changes in net assets fairly reflect the results of its operations and changes in net assets for the period covered thereby in conformity with generally accepted accounting principles.

        (d) There are no material legal, administrative or other proceedings pending or, to the knowledge of RCS Fund, threatened against RCS Fund which assert liability or may, if successfully prosecuted to their conclusion, result in liability on the part of RCS Fund, other than as have been disclosed in the Registration Statement (as defined below).

        (e) RCS Fund has no known liabilities of a material nature, contingent or otherwise, other than those shown on its statement of assets and liabilities as of January 31, 2001 and those incurred in the ordinary course of RCS Fund's business as an investment company since such date.

        (f) No consent, approval, authorization or order of, or filing with, any court or governmental authority is required for the consummation by RCS Fund of the transactions contemplated by this Agreement, except such as have been or will be obtained under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act"), the 1940 Act or state securities or blue sky laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico).

        (g) The registration statement and any amendments thereto (including any post-effective amendments) filed with the Securities and Exchange Commission (the "Commission") by RCS Fund on Form N-14 relating to the Merger Shares (the "Registration Statement"), the section captioned "Additional Proposals to be Voted on by DSF Fund Stockholders Only" included therein (the "DSF Fund Additional Proposals") and the section captioned "Additional Proposals to be Voted on by RCS Fund Stockholders Only" included therein (the "RCS Fund Additional Proposals" and, together with the DSF Fund Additional Proposals, the "Additional Proposals"), on the effective date of the Registration Statement (i) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the stockholders' meeting referred to in Section 7(a) of this Agreement and at the Merger Date, the prospectus contained in the Registration Statement (the "Prospectus"), as amended or supplemented by any amendments or supplements filed or requested to be filed with the Commission by DSF Fund or RCS Fund, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; provided, however, that none of the representations and warranties in this subsection shall apply to statements in or omissions from the Registration Statement, the Prospectus or the Additional Proposals made or omitted in reliance upon and in conformity with information furnished by DSF Fund for use in the Registration Statement, the Prospectus or the Additional Proposals.

        (h) There are no material contracts made outside the ordinary course of business to which RCS Fund is a party, other than as disclosed in the Registration Statement, the Prospectus, or the Additional Proposals.

        (i) All of the issued and outstanding shares of common stock of RCS Fund have been offered for sale and sold in conformity with all applicable federal securities laws.

        (j) RCS Fund is and will at all times through the Merger Date qualify for taxation as a "regulated investment company" under Sections 851 and 852 of the Code.

        (k) The issuance of the Merger Shares will be in compliance with all applicable federal securities laws.

        (l) The Merger Shares have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and nonassessable, and no stockholder of RCS Fund will have any preemptive right of subscription or purchase in respect thereof.

    2. REPRESENTATIONS AND WARRANTIES OF DSF FUND. DSF Fund represents and warrants to and agrees with RCS Fund that:

        (a) DSF Fund is a corporation duly incorporated and validly existing under the laws of the State of Maryland, and has power to own all of its properties and assets and to carry out its obligations under this Agreement. DSF Fund has all necessary federal, state and local authorizations to carry on its business as now being conducted and to carry out this Agreement.

        (b) DSF Fund is registered under the 1940 Act as a closed-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

        (c) A statement of assets and liabilities, statement of operations, statement of changes in net assets and schedule of investments (indicating their market values) of DSF Fund for the fiscal year ended October 31, 2000, such statements and schedule having been audited by PricewaterhouseCoopers LLP, independent accountants, and an unaudited statement of assets and liabilities, statement of operations, statement of changes in net assets and schedule of investments (indicating their market values) of DSF Fund for the six months ended April 30, 2001, have been furnished to RCS Fund. Such statements of assets and liabilities and schedules of investments fairly present the financial position of DSF Fund as of the dates thereof, and such statements of operations and changes in net assets fairly reflect the results of its operations and changes in net assets for the periods covered thereby in conformity with generally accepted accounting principles.

        (d) There are no material legal, administrative or other proceedings pending or, to the knowledge of DSF Fund, threatened against DSF Fund which assert liability or may, if successfully prosecuted to their conclusion, result in liability on the part of DSF Fund, other than as have been disclosed in the Registration Statement.

        (e) DSF Fund has no known liabilities of a material nature, contingent or otherwise, other than those shown on its statement of assets and liabilities as of April 30, 2001 and those incurred in the ordinary course of DSF Fund's business as an investment company since such date.

        (f) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by DSF Fund of the transactions contemplated by this Agreement, except such as have been or will be obtained under the 1933 Act, the 1934 Act, the 1940 Act or state securities or blue sky laws.

        (g) The Registration Statement, the Prospectus and the Additional Proposals, on the Effective Date of the Registration Statement, (i) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and
    (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the stockholders' meeting referred to in Section 7(a) of this Agreement and on the Merger Date, the Prospectus, as amended or supplemented by any amendments or supplements filed or requested to be filed with the Commission by DSF Fund or RCS Fund, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements of fact relating to DSF Fund contained in the Registration Statement, the Prospectus or the Additional Proposals, or omissions to state in any thereof a material fact relating to DSF Fund, made or omitted in reliance upon and in conformity with information furnished or approved by DSF Fund for use in the Registration Statement, the Prospectus or the Additional Proposals.

        (h) There are no material contracts to which DSF Fund is a party, other than those identified on Schedule 2(h) to this Agreement.

        (i) All of the issued and outstanding shares of common stock of DSF Fund have been offered for sale and sold in conformity with all applicable federal securities laws.

        (j) DSF Fund is and will at all times through the Merger Date qualify for taxation as a "regulated investment company" under Sections 851 and 852 of the Code.

        (k) DSF Fund has filed or will file all federal and state tax returns which, to the knowledge of DSF Fund's officers, are required to be filed by DSF Fund on or before the Merger Date and has paid or will pay all federal and state taxes shown to be due on said returns or on any assessments received by DSF Fund. All tax liabilities of DSF Fund have been adequately provided for on its books, and to the knowledge of DSF Fund, no tax deficiency or liability of DSF Fund has been asserted, and no question with respect thereto has been raised, by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

        (l) At the Merger Date, RCS Fund will acquire the assets of DSF Fund subject to no encumbrances, liens or security interests whatsoever and without any restrictions upon the transfer thereof (except for such restrictions previously disclosed to RCS Fund by DSF Fund).

        (m) No registration under the 1933 Act of any of the portfolio securities of DSF Fund would be required if they were, as of the time of such transfer, the subject of a public distribution by either of RCS Fund or DSF Fund, except as previously disclosed to RCS Fund by DSF Fund.

    3.  TENDER OFFER; MERGER.  Prior to the Valuation Time (as defined in
Section 4 of this Agreement), DSF Fund shall conduct the Tender Offer. DSF Fund and RCS Fund agree that, on or prior to the Merger Date, Articles of Merger shall be filed with the State Department of Assessments and Taxation of Maryland, the contents of which shall conform in all material respects to the requirements of the MGCL. Subject to the requisite approval of the holders of outstanding shares of common stock of DSF Fund and of RCS Fund, respectively, and to the other terms and conditions contained herein, DSF Fund shall, on the Merger Date, merge with and into RCS Fund, and RCS Fund shall thereby acquire all of the assets and assume all of the liabilities of DSF Fund, whether accrued or contingent, in exchange for the conversion of all outstanding shares of common stock of DSF Fund into that number of Merger Shares provided for in

Section 4 of this Agreement. Upon the consummation of the Merger, DSF Fund shall cease to exist as a separate corporation and RCS Fund shall survive and continue as a corporation duly incorporated under the laws of the State of Maryland.

    4.  EFFECT OF MERGER ON DSF FUND SHARES; VALUATION TIME.

        (a) On the Merger Date, as a result of the Merger and without any action on the part of the holders thereof, all shares of common stock of DSF Fund issued and outstanding at such date, together with the associated rights, terms and conditions of such shares, shall be converted into Merger Shares, with the associated rights, terms and conditions of shares of common stock of RCS Fund.

        (b) As a result of the Merger and without any action on the part of the holders thereof, on the Merger Date each share of common stock of DSF Fund, together with the associated rights of such shares, shall cease to be outstanding and shall be converted into full and fractional shares of common stock of RCS Fund pro rata based on the total number of shares of DSF Fund being converted and the total number of Merger Shares being issued by RCS Fund pursuant to Section (c) of the Plan of Merger. Each certificate which immediately prior to the Merger Date represented any such shares of DSF Fund shall thereafter represent the number of shares of common stock of RCS Fund into which the shares of common stock of DSF Fund represented by such certificate have been converted, and holders of certificates representing shares of common stock of DSF Fund shall cease to have any rights with respect to such shares of DSF Fund, except as provided herein or by law.

        (c) The Valuation Time shall be 2:00 p.m., San Francisco time, on the fourth business day following the expiration of the Tender Offer or such earlier or later day as may be mutually agreed upon in writing by the parties hereto (the "Valuation Time").

        (d) The net asset value of the Merger Shares and the net asset value of DSF Fund shall in each case be determined as of the Valuation Time, in each case pursuant to procedures customarily used by RCS Fund in determining its net asset value. The liabilities of DSF Fund and RCS Fund as of the Valuation Time shall each include the Joint Expenses, DSF Fund Expenses and RCS Fund Expenses (each as defined in Section 6 of this Agreement) payable by such fund pursuant to Section 6 of this Agreement.

        (e) No adjustment shall be made in the net asset value of either DSF Fund or RCS Fund to take into account tax differences in realized and unrealized gains and losses.

        (f) Certificates representing Merger Shares will be issued to individual DSF Stockholders only if such stockholder so requests.

    5. MERGER DATE. Delivery of such documents as are necessary to effect the Merger shall be made at the offices of Dresdner RCM Global Investors LLC (the "Adviser") at 10:00 A.M. San Francisco time on the next full business day following the Valuation Time, or at such other time and date agreed to by RCS Fund and DSF Fund, the date and time upon which such Merger is to become effective being referred to herein as the "Merger Date."

    6. EXPENSES, FEES, ETC. As used in this Section 6, the following terms shall have the following meanings: "Joint Expenses" shall mean all legal and other costs and expenses, including without limitation the fees and expenses of Ropes & Gray, incurred by RCS Fund to prepare, print and mail this Agreement, the Articles of Merger, the Registration Statement and other documents or agreements necessary to effect the Merger, but excluding all costs and expenses incurred by RCS Fund in connection with the preparation by PricewaterhouseCoopers LLP ("PwC") of the letter referred to in Section 8(g) of this Agreement (the "PwC Expenses") and incremental costs associated with preparing such portions of the RCS Fund Additional Proposals as do not relate to the Merger proposal; "DSF Fund Expenses" shall mean all legal and other costs and expenses, including without limitation the fees and expenses of Sullivan & Cromwell, incurred by DSF Fund to conduct the Tender Offer, to hold the stockholders' meeting referred to in Section 7(a) of this Agreement, to hold all special meetings of the DSF Fund Board of Directors to consider the Merger, and to prepare, print and mail the DSF Fund Additional Proposals and the Registration Statement; "RCS Fund Expenses" shall mean all legal and other costs and expenses other than Joint Expenses, including without limitation the fees and expenses of Ropes & Gray, incurred by RCS Fund to hold the stockholders' meeting referred to in Section 7(b) of this Agreement and to hold all special meetings of the RCS Fund Board of Directors to consider the Merger, but excluding the PwC Expenses; and "Termination With Cause" shall mean termination of the Merger pursuant to
Section 13(b) or Section 13(c) of this Agreement.

        (a) If the Merger is consummated, DSF Fund shall be liable for all reasonable Joint Expenses in excess of twenty-five thousand dollars (US $25,000). RCS Fund and DSF Fund each shall provide the other in writing at least two business days prior to the Valuation Time and in reasonable detail the amount of Joint Expenses for which it is liable, and such amounts will be the basis on which the liability of DSF Fund pursuant to this paragraph
    (a) shall be calculated as of the Valuation Time.

        (b) In the event that the holders of a majority of the outstanding shares of DSF Fund do not vote to approve the Merger but the holders of a majority of the outstanding shares of RCS Fund vote to approve the Merger, DSF Fund shall reimburse RCS Fund for all reasonable Joint Expenses in excess of forty thousand dollars (US $40,000) and all reasonable RCS Fund Expenses.

        (c) In the event that the holders of a majority of the outstanding shares of RCS Fund do not vote to approve the Merger but the holders of a majority of the outstanding shares of DSF Fund vote to approve the Merger, DSF Fund shall reimburse RCS Fund for one-half of all reasonable Joint Expenses.

        (d) In the event of a Termination With Cause, DSF Fund shall reimburse RCS Fund for all reasonable Joint Expenses in excess of twenty-five thousand dollars (US $25,000) and all reasonable RCS Fund Expenses in excess of forty thousand dollars (US $40,000).

        (e) In the event that (i) holders of a majority of the outstanding shares of each of DSF Fund and RCS Fund do not vote to approve the Merger,
    (ii) the Merger is not consummated by reason of the non-fulfillment of any condition to DSF Fund's obligations set forth in Section 9 of this Agreement (other than in Section 9(a) or Section 9(b)), (iii) the Merger is not consummated by reason of the non-fulfillment of the condition to RCS Fund's obligations set forth in Section 8(g) of this Agreement, or (iv) the Merger is terminated pursuant to Section 13(a) or Section 13(d) of this Agreement, DSF Fund shall reimburse RCS Fund for one-half of all reasonable Joint Expenses; PROVIDED, HOWEVER, that if, as of the date provided for in
    Section 13(d) of this Agreement, the stockholders of RCS Fund shall have voted to approve the Merger and the holders of a majority of the outstanding shares of DSF Fund shall not have voted to approve the Merger and all other conditions of DSF Fund's obligations set forth in Section 9 of this Agreement (other than in Section 9(a) or Section 9(b)) shall have been fulfilled as of such date, then paragraph (b) of this Section 6 shall apply.

        (f) In the event that the Merger is not consummated by reason of the non-fulfillment of any condition to RCS Fund's obligations set forth in
    Section 8 of this Agreement (other than in Section 8(a) or Section 8(g)), DSF Fund shall reimburse RCS Fund for all reasonable Joint Expenses and all reasonable RCS Fund Expenses; PROVIDED, HOWEVER,, that in the event that the Merger is not consummated by reason both of the non-fulfillment of any condition to RCS Fund's obligations set forth in Section 8 of this Agreement (other than in Section 8(a) or Section 8(g)) and of the non-fulfillment of any condition to DSF Fund's obligations set forth in Section 9 of this Agreement (other than in Section 9(a) or Section 9(b)), then paragraph
    (e) of this Section 6 shall apply.

        (g) Subject to Section 11(c) of this Agreement, RCS Fund shall be solely liable for the PwC Expenses.

        (h) Subject to Section 11(c) of this Agreement and to DSF Fund's reimbursement obligations pursuant to paragraphs (b), (d) and (f) of this
    Section 6, DSF Fund shall be solely liable for the DSF Fund Expenses and RCS Fund shall be solely liable for the RCS Fund Expenses.

        (i) Notwithstanding the reimbursement obligations of DSF Fund pursuant to paragraphs (b) through (f) of this Section 6, any expenses incurred by RCS Fund shall be paid directly by RCS Fund if and to the extent that the reimbursement of such expenses by DSF Fund would, in the opinion of counsel to RCS Fund, result in the disqualification of RCS Fund as a "regulated investment company" within the meaning of Section 851 of the Code.

    7.  MEETINGS OF STOCKHOLDERS; LISTING OF MERGER SHARES.

        (a) DSF Fund shall call a meeting of its stockholders as soon as is practicable after the effective date of the Registration Statement for the purpose of considering the Merger and shall use its best efforts to obtain stockholder approval thereof.

        (b) RCS Fund shall call a meeting of its stockholders as soon as is practicable after the effective date of the Registration Statement for the purpose of considering the Merger and shall use its best efforts to obtain stockholder approval thereof.

        (c) RCS Fund shall, after the preparation and delivery to RCS Fund by DSF Fund of a preliminary version of the DSF Fund Additional Proposals that was reasonably satisfactory to RCS Fund and to Ropes & Gray for inclusion in the Registration Statement, file the Registration Statement with the Commission. Each of DSF Fund and RCS Fund will cooperate with the other, and each will furnish to the other the information relating to itself required by the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder to be set forth in the Registration Statement, including the Prospectus and the Additional Proposals.

        (d) RCS Fund will use its best efforts to effect the listing of the Merger Shares on the New York Stock Exchange on or before the Merger Date.

    8. CONDITIONS TO RCS FUND'S OBLIGATIONS. The obligations of RCS Fund hereunder shall be subject to the following conditions:

        (a) That the Merger shall have been approved by the affirmative vote of holders of a majority of the outstanding shares of common stock of DSF Fund entitled to vote on the matter and holders of a majority of the outstanding shares of common stock of RCS Fund entitled to vote on the matter.

        (b) That DSF Fund shall, prior to the Valuation Time, have made the Tender Offer and during the period between the date of this Agreement and the Merger Date shall not have repurchased in the Tender Offer or otherwise more than 50% of the total number of shares of common stock of DSF Fund issued and outstanding as of the date of this Agreement.

        (c) That seven business days prior to the Valuation Time, DSF Fund shall have furnished to RCS Fund a list of all of DSF Fund's portfolio securities as of such date certified on DSF Fund's behalf by DSF Fund's President (or any Vice President) and Treasurer (or any Assistant Treasurer) and (i) if DSF Fund shall have received within two business days of having furnished such list, reasonable written instructions from RCS Fund to sell any securities listed thereon, DSF Fund shall have sold such securities prior to the Valuation Time and (ii) DSF Fund shall not, subsequent to furnishing such list, have purchased additional portfolio securities without the approval of RCS Fund.

        (d) That DSF Fund shall have furnished to RCS Fund a statement of DSF Fund's assets and liabilities, with values determined as provided in
    Section 4 of this Agreement, together with a list of all of DSF Fund's portfolio securities, all as of the Valuation Time, certified on DSF Fund's behalf by DSF Fund's President (or any Vice President) and Treasurer (or any Assistant Treasurer), and a certificate of both such officers, dated the Merger Date, to the effect that as of the Valuation Time and as of the Merger Date there has been no material adverse change in the financial position of DSF Fund since April 30, 2001, other than changes in its portfolio securities or their market value since that date, changes due to dividends declared or paid and identified to RCS Fund, changes due to losses from operations or changes due to share repurchases.

        (e) That DSF Fund shall have furnished to RCS Fund a statement, dated the Merger Date, signed on behalf of DSF Fund by DSF Fund's President (or any Vice President) and Treasurer (or any Assistant Treasurer) certifying that as of the Valuation Time and as of the Merger Date all representations and warranties of DSF Fund made in this Agreement are true and correct in all material respects as if made at and as of such dates, and that DSF Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates.

        (f) That RCS Fund shall have received an agreed upon procedures letter from PwC dated the Merger Date reasonably satisfactory in form and substance to RCS Fund and DSF Fund setting forth findings of PwC pursuant to its performance of the agreed upon procedures set forth therein, stating that, based upon these findings, management's assertions that for the fiscal period from November 1, 2000 to the Merger Date DSF Fund (i) qualified as a regulated investment company under the Code, (ii) as of the Merger Date, has no liability other than liabilities stated for federal or state income taxes and (iii) as of the Merger Date, has no liability for federal excise tax purposes under section 4982 of the Code, are fairly stated; and setting forth, based upon an examination conducted pursuant to those agreed upon procedures, the value of the portfolio securities to be acquired by RCS Fund in the Merger and the net asset value of DSF Fund and RCS Fund, respectively.

        (g) That RCS Fund shall have received, prior to the effective date of the Registration Statement, a letter from PwC stating that PwC has carried out certain specified procedures, not constituting an audit, reasonably satisfactory to RCS Fund and DSF Fund with respect to certain amounts, percentages and financial information which are derived from the general accounting records of DSF Fund and RCS Fund and which appear or are incorporated by reference in the Registration Statement, the Prospectus or the Additional Proposals, and has compared such amounts and financial information with the accounting records of DSF Fund and RCS Fund and has found them to be in agreement and has proved the mathematical accuracy of certain percentages.

        (h) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

        (i) That RCS Fund shall have received an opinion of Sullivan & Cromwell, in form reasonably satisfactory to RCS Fund and dated the Merger Date, to the effect that (i) DSF Fund has been duly incorporated and is an existing corporation in good standing under the laws of the State of Maryland;
    (ii) this Agreement has been duly authorized, executed, and delivered by DSF Fund and, assuming that the Registration Statement, the Prospectus and the Additional Proposals do not contain any misstatement or omission of material fact and assuming further the due authorization, execution and delivery of this Agreement by RCS Fund, is a valid and binding obligation of DSF Fund;
    (iii) the execution and delivery of this Agreement did not, and the consummation of the Merger contemplated hereby will not, violate DSF Fund's charter or Bylaws or any provision of any agreement listed on Schedule 2(h) to this Agreement; and (iv) all regulatory consents, approvals, authorizations and filings required to be obtained or made by DSF Fund under the 1933 Act, the 1934 Act, the 1940 Act or MGCL for the consummation of the Merger by DSF Fund have been obtained or made.

        (j) That RCS Fund shall have received an opinion of Sullivan & Cromwell dated the Merger Date (which opinion would be based upon certain representations and subject to certain qualifications), to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes: (i) the Merger constitutes a reorganization within the meaning of Section 368(a) of the Code and DSF Fund and RCS Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code, (ii) no gain or loss will be recognized by RCS Fund or its stockholders upon consummation of the Merger,
    (iii) the basis to RCS Fund of the DSF Fund assets acquired in the Merger will be the same as the basis of such assets in the hands of DSF Fund immediately prior to the Merger, and (iv) RCS Fund's holding periods with respect to the DSF Fund assets acquired in the Merger will include the respective periods for which such assets were held by DSF Fund.

        (k) That the Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of RCS Fund or DSF Fund, threatened by the Commission.

        (l) That RCS Fund shall have received from the Commission and any relevant state securities administrator such order or orders as Ropes & Gray reasonably deems necessary or desirable under the 1933 Act, the 1934 Act, the 1940 Act, or any applicable state securities or blue sky laws in connection with the Merger contemplated hereby, and that all such orders shall be in full force and effect.

        (m) That, on or prior to the Merger Date, DSF Fund shall have declared a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the stockholders of DSF Fund
    (i) all of the excess of (X) DSF Fund's investment income excludable from gross income under Section 103 of the Code over (Y) DSF Fund's deductions disallowed under Sections 265 and 171 of the Code, (ii) all of DSF Fund's investment company taxable income (as defined in Section 852 of the Code) for its taxable years ending on or after October 31, 2000, and on or prior to the Merger Date (computed in each case without regard to any deduction for dividends paid), and (iii) all of its net realized capital gain after reduction by any capital loss carryover in each of its taxable years ending on or after October 31, 2000, and on or prior to the Merger Date.

        (n) That DSF Fund's custodian shall have delivered to RCS Fund a certificate identifying all of the assets of DSF Fund held by such custodian as of the Valuation Time.

        (o) That DSF Fund's transfer agent shall have provided to RCS Fund as of the Valuation Time (i) the originals or true copies of all of the records of DSF Fund in the possession of such transfer agent as of the Valuation Time,
    (ii) a certificate setting forth the number of shares of DSF Fund outstanding as of the Valuation Time, (iii) the name and address of each holder of record of any such shares and the number of shares held of record by each such stockholder and (iv) the name and address of each holder of record of any such shares in a certificated form.

        (p) That all of the issued shares of common stock of DSF Fund that were outstanding immediately prior to the Tender Offer or are outstanding as of the Valuation Time shall have been offered for sale and sold in conformity with all applicable state securities or blue sky laws and, to the extent that any audit of the records of DSF Fund or its transfer agent by RCS Fund or its agents shall have revealed otherwise, either (i) DSF Fund shall have taken all actions that in the reasonable opinion of RCS Fund or its counsel are necessary to remedy any prior failure on the part of DSF Fund to have offered for sale and sold such shares in conformity with such laws or
    (ii) DSF Fund shall have furnished (or caused to be furnished) surety, or shall have made other arrangements that are satisfactory, in the reasonable opinion of RCS Fund or its counsel, to indemnify RCS Fund against any expense, loss, claim, damage or liability whatsoever that may be asserted or threatened by reason of such failure on the part of DSF Fund to have offered and sold such shares in conformity with such laws.

        (q) That the Merger Shares shall have been accepted for listing by the New York Stock Exchange.

    9. CONDITIONS TO DSF FUND'S OBLIGATIONS. The obligations of DSF Fund hereunder, other than its obligations pursuant to paragraphs (b) through (f) of
Section 6 of this Agreement, shall be subject to the following conditions:

        (a) That the Merger shall have been approved by the affirmative vote of the holders of a majority of the outstanding shares of common stock of DSF Fund entitled to vote on the matter and the holders of a majority of the outstanding shares of common stock of RCS Fund entitled to vote on the matter.

        (b) That, prior to the Valuation Time, DSF Fund shall have conducted the Tender Offer.

        (c) That RCS Fund shall have furnished to DSF Fund a statement of RCS Fund's net assets, together with a list of portfolio holdings with values determined as provided in Section 4 of this Agreement, all as of the Valuation Time, certified on behalf of RCS Fund by RCS Fund's President (or any Vice President) and Treasurer (or any Assistant Treasurer), and a certificate of both such officers, dated the Merger Date, to the effect that as of the Valuation Time and as of the Merger Date there has been no material adverse change in the financial position of RCS Fund since
    January 31, 2001, other than changes in its portfolio securities or their market value since that date or changes due to dividends declared or paid or losses from operations.

        (d) That RCS Fund shall have furnished to DSF Fund a statement, dated the Merger Date, signed on behalf of RCS Fund by RCS Fund's President (or any Vice President) and Treasurer (or any Assistant Treasurer) certifying that as of the Valuation Time and as of the Merger Date all representations and warranties of RCS Fund made in this Agreement are true and correct in all material respects as if made at and as of such dates, and that RCS Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates.

        (e) That there shall not be any material litigation pending or threatened with respect to the matters contemplated by this Agreement.

        (f) That DSF Fund shall have received an opinion of Ropes & Gray, in form reasonably satisfactory to DSF Fund and dated the Merger Date, to the effect that (i) RCS Fund is duly incorporated and an existing corporation in good standing under the laws of the State of Maryland; (ii) this Agreement has been duly authorized, executed and delivered by RCS Fund and, assuming that the Registration Statement, the Prospectus and the Additional Proposals do not contain any misstatement or omission of material fact and assuming further the due authorization, execution and delivery of this Agreement by DSF Fund, is a valid and binding obligation of RCS Fund; (iii) the Merger Shares are duly authorized and upon their delivery will be validly issued and will be fully paid and nonassessable and no stockholder of RCS Fund has any preemptive right to subscription or purchase in respect thereof;
    (iv) the execution and delivery of this Agreement did not, and the consummation of the Merger contemplated hereby will not, violate RCS Fund's charter or By-laws, or any provision of any agreement listed as an Exhibit to the Registration Statement to which RCS Fund is a party or by which it is bound; (v) all regulatory consents, approvals, authorizations and filings required to be obtained or made by RCS Fund under the 1933 Act, the 1934 Act, the 1940 Act or MGCL for the consummation of the Merger by RCS Fund have been obtained or made; and (vi) the Registration Statement has become effective under the 1933 Act, and to the best of the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the 1933 Act.

        (g) That DSF Fund shall have received an opinion of Sullivan & Cromwell dated the Merger Date (which opinion would be based upon certain representations and subject to certain qualifications), to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes: (i) the Merger constitutes a reorganization within the meaning of Section 368(a) of the Internal Revenue Code and DSF Fund and RCS Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code, (ii) no gain or loss will be recognized by DSF Fund upon the consummation of the Merger, (iii) no gain or loss will be recognized by DSF Stockholders on the conversion of shares of DSF Fund into Merger Shares;
    (iv) the aggregate basis of the Merger Shares a DSF Stockholder receives in connection with the transaction will be the same as the aggregate basis of his or her shares of DSF Fund converted therefor, and (v) a DSF Stockholder's holding period for his or her Merger Shares will be determined by including the period for which he or she held the shares of DSF Fund converted therefor, provided that at the Merger Date, DSF Fund shares are held by such stockholder as a capital asset.

        (h) That the Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of RCS Fund or DSF Fund, threatened by the Commission.

        (i) That DSF Fund shall have received from the Commission and any relevant state securities administrator such order or orders as may be necessary in connection with the transactions contemplated by this Agreement, and that all such orders shall be in full force and effect.

        (j) That the Merger Shares shall have been accepted for listing by the New York Stock Exchange.

    10.  COVENANTS.

        (a) DSF Fund shall use its reasonable best efforts to cause the conditions to RCS Fund's obligations set forth in Section 8 of this Agreement to be fulfilled.

        (b) RCS Fund shall use its reasonable best efforts to cause the conditions to DSF Fund's obligations set forth in Section 9 of this Agreement to be fulfilled.

    11.  INDEMNIFICATION.

        (a) DSF Fund will indemnify and hold harmless RCS Fund and each of its directors and officers (for purposes of this subparagraph, the "RCS Indemnified Parties") against any and all expenses, losses, claims, damages and liabilities at any time imposed upon or reasonably incurred by any one or more of the RCS Indemnified Parties (i) in connection with, arising out of, or resulting from any untrue statement or alleged untrue statement of a material fact relating to DSF Fund contained in the Registration Statement, the Prospectus, the Additional Proposals or any amendment or supplement to any of the foregoing, (ii) arising out of or based upon the omission or alleged omission to state in any of the foregoing a material fact relating to DSF Fund required to be stated therein or necessary to make the statements relating to DSF Fund therein not misleading, including, without limitation, any amounts paid by any one or more of the RCS Indemnified Parties in a reasonable compromise or settlement of any such claim, action, suit or proceeding made with the consent of DSF Fund; provided, however, that the indemnity in clauses (i) and (ii) of this paragraph (a) shall apply only to statements or omissions described in the proviso of Section 2(g) of this Agreement, or (iii) arising out of or based upon a breach of any representation, warranty or covenant of DSF Fund contained in this Agreement. The RCS Indemnified Parties will notify DSF Fund in writing within ten days after the receipt by any one or more of the RCS Indemnified Parties of any notice of legal process or any suit brought against or claim made against such RCS Indemnified Party as to any matters covered by this
    Section 11(a) or within ten days of having discovered any loss or expense arising out of or based upon a breach of a representation, warranty or covenant of DSF Fund contained in this Agreement. DSF Fund shall be entitled to participate at its own expense in the defense of any claim, action, suit or proceeding covered by this Section 11(a), or, if it so elects, to assume at its expense by counsel reasonably satisfactory to the RCS Indemnified Parties the defense of any such claim, action, suit or proceeding, and if DSF Fund elects to assume such defense, the RCS Indemnified Parties shall be entitled to participate in the defense of any such claim, action, suit or proceeding at their expense. DSF Fund's obligation under this Section 11(a) to indemnify and hold harmless the RCS Indemnified Parties shall constitute a guarantee of payment so that DSF Fund will pay in the first instance any expenses, losses, claims, damages and liabilities required to be paid by it under this Section 11(a) without the necessity of the RCS Indemnified Parties' first paying the same.

        (b) RCS Fund will indemnify and hold harmless DSF Fund and each of its directors and officers (for purposes of this subparagraph, the "DSF Indemnified Parties") against any and all expenses, losses, claims, damages and liabilities at any time imposed upon or reasonably incurred by any one or more of the DSF Indemnified Parties (i) in connection with, arising out of, or resulting from any untrue statement or alleged untrue statement of a material fact relating to RCS Fund contained in the Registration Statement, the Prospectus, the Additional Proposals, or any amendment or supplement to any of the foregoing, (ii) arising out of, or based upon, the omission or alleged omission to state in any of the foregoing a material fact relating to RCS Fund required to be stated therein or necessary to make the statements relating to RCS Fund therein not misleading, including without limitation any amounts paid by any one or more of the DSF Indemnified Parties in a reasonable compromise or settlement of any such claim, action, suit or proceeding made with the consent of RCS Fund, or (iii) arising out of or based upon a breach of any representation, warranty or covenant of RCS Fund contained in this Agreement. The DSF Indemnified Parties will notify RCS Fund in writing within ten days after the receipt by any one or more of the DSF Indemnified Parties of any notice of legal process or any suit brought against or claim made against such DSF Indemnified Party as to any matters covered by this Section 11(b) or within ten days of having discovered any loss or expense arising out of or based upon a breach of a representation, warranty or covenant of RCS Fund contained in this Agreement. RCS Fund shall be entitled to participate at its own expense in the defense of any claim, action, suit or proceeding covered by this
    Section 11(b), or, if it so elects, to assume at its expense by counsel reasonably satisfactory to the DSF Indemnified Parties the defense of any such claim, action, suit or proceeding, and, if RCS Fund elects to assume such defense, the DSF Indemnified Parties shall be entitled to participate in the defense of any such claim, action, suit or proceeding at their own expense. RCS Fund's obligation under this Section 11(b) to indemnify and hold harmless the DSF Indemnified Parties shall constitute a guarantee of payment so that RCS Fund will pay in the first instance any expenses, losses, claims, damages and liabilities required to be paid by it under this
    Section 11(b) without the necessity of the DSF Indemnified Parties' first paying the same.

        (c) In the event that the Merger is not consummated by reason of the breach by either DSF Fund or RCS Fund of any of its representations, warranties or covenants contained in this Agreement, the exclusive remedy of the non-breaching party, whether pursuant to this Section 11 or otherwise, shall be to be reimbursed for all reasonable expenses incurred by it in connection with the Tender Offer and the Merger, including, without limitation, the PwC Expenses and reasonable legal fees incurred in connection with obtaining such reimbursement. The limitations in this paragraph 11(c) shall not apply to the indemnities set forth in Sections 11(a)(i), 11(a)(ii), 11(b)(i) or 11(b)(ii) of this Agreement.

    12. NO BROKER, ETC. Each of DSF Fund and RCS Fund represents that there is no person who has dealt with it who by reason of such dealings is entitled to any broker's or finder's or other similar fee or commission arising out of the Merger contemplated by this Agreement.

    13. WAIVER AND TERMINATION. DSF Fund and RCS Fund may waive any condition to their respective obligations under this Agreement. In addition, this Agreement shall terminate:

        (a) if agreed by mutual consent of the boards of directors of DSF Fund and RCS Fund;

        (b) if more than 75% of the shares of common stock of DSF Fund outstanding as of the date of this Agreement are tendered in the Tender Offer;

        (c) if the average daily closing price of a share of common stock of RCS Fund during the five trading days immediately preceding and including the expiration date of the Tender Offer represents a percentage discount from its net asset value that is more than 15 percentage points greater than the percentage discount from net asset value represented by the average daily closing price of a share of common stock of DSF Fund during that same period (for the purposes of this Section 13(c), a premium to net asset value for a share of common stock, as a percentage of such share's net asset value, will be treated as a negative discount from net asset value for such share of common stock, as a percentage of its net asset value); or

        (d) if the Merger has not been consummated by December 31, 2001, unless the boards of directors of DSF Fund and RCS Fund otherwise agree.

    DSF Fund's obligations pursuant to Section 6 of this Agreement to reimburse RCS Fund for expenses incurred in connection with the Merger shall survive any termination of this Agreement.

    14. COVENANTS, ETC. DEEMED MATERIAL. All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

    15. SOLE AGREEMENT; AMENDMENTS. This Agreement supersedes all previous correspondence and oral communications between the parties regarding the subject matter hereof, constitutes the only understanding with respect to such subject matter, may not be changed except by a letter of agreement signed by each party hereto, and shall be construed in accordance with and governed by the laws of the State of Maryland.

    This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original.

    [The remainder of this page has intentionally been left blank.]

    IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

                                RCM STRATEGIC GLOBAL GOVERNMENT FUND, INC.

                                By:             /s/ LUKE D. KNECHT
                                    -----------------------------------------
                                                    PRESIDENT

                                DRESDNER RCM GLOBAL STRATEGIC INCOME
                                FUND, INC.

                                By:             /s/ LUKE D. KNECHT
                                    -----------------------------------------
                                                    PRESIDENT

                                 SCHEDULE 2(h)

                          DSF FUND MATERIAL AGREEMENTS

Investment Advisory Agreement with Dresdner RCM Global Investors LLC dated November 1, 1999

Custody Agreement with Brown Brothers Harriman & Co. dated December 30, 1988

Foreign Custody Delegation Agreement with Brown Brothers Harriman & Co. dated December 22, 1998

Amendment to Custody Agreement dated July 2, 2001

Transfer Agency Agreement with EquiServe dated June 1, 1996

                                                                      APPENDIX B

                                                                          , 2001

Dresdner RCM Global Investors LLC
Four Embarcadero Center
San Francisco, California 94111

Dear Sirs:

                         INVESTMENT ADVISORY AGREEMENT

    On the authority of the Board of Directors of Dresdner RCM Global Strategic Income Fund, Inc., I write to confirm the agreed terms of your appointment as Investment Advisor to the Dresdner RCM Global Strategic Income Fund, Inc. (the "Fund") and send you herewith copies of the following documents:

    (a) the Fund's Articles of Incorporation

    (b) the By-Laws of the Fund as in effect at the date hereof

    (c) the Fund's most recent Registration Statement

    (d) resolutions of the Board of Directors of the Fund selecting you as Investment Advisor for the Fund and approving the terms of your appointment as set out in this letter.

    Any amendment to any of these instruments will be notified to you forthwith.

    Will you kindly confirm your agreement with these terms by having the acknowledgement at the foot of the enclosed duplicate copy of this letter signed by an appropriate officer of Dresdner RCM Global Investors LLC under authority of its Board of Directors, and return to us together with a certified copy of the Board resolution authorizing such signature.

                              TERMS OF APPOINTMENT

    (A) Your duties will be to provide the Fund with investment research, advice and supervision and to furnish continuously an investment program for the Fund in accordance with the Fund's then current investment objectives, policies and limitations, and the Investment Company Act of 1940 (the "1940 Act"). You will also be required to advise at all times what securities shall be purchased for the portfolio and what securities shall be sold from its portfolio and what proportion of the Fund's assets shall be held uninvested, subject always to the provisions of the Articles of Incorporation and By-laws as each may from time to time be amended. You will also advise and assist the officers of the Fund in taking such steps as may be necessary or appropriate for carrying out the decisions of its Board of Directors and the appropriate committees of such Board regarding the foregoing matters and the general conduct of the investment business of the Fund.

    (B) In addition, you shall, subject to the general supervision of the Board of Directors of the Fund, provide for the administration of all other affairs of the Fund. In this regard, you shall act as an independent contractor of the
Fund:

        (i) to the extent not provided by the Fund's custodian and financial agent and the Fund's transfer agent and registrar, provide the Fund with personnel to perform such executive, administrative and clerical services as are reasonably necessary to provide effective administration of the Fund.

        (ii) to the extent not arranged by the Fund's custodian and financial agent and the Fund's transfer agent and registrar, arrange for (A) the preparation and submission of proxy statements and quarterly and annual reports to stockholders and (B) the periodic updating of the Fund's Registration Statement and the preparation of reports filed with the Securities and Exchange Commission ("SEC") and other regulatory authorities;

       (iii) to the extent not provided by the Fund's custodian and financial agent and the Fund's transfer agent and registrar, provide the Fund with adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items. The Investment Advisor shall bear all expenses of its employees and overhead incurred by them in connection with their duties as officers and directors under this Agreement. The Fund will bear its own expenses, including fees of the Fund's directors who are not interested persons (as defined in the 1940 Act) of any party or any sub-advisor to the Fund; out-of-pocket travel expenses for all directors and other expenses incurred by the Fund in connection with meetings of directors; interest expenses; tax and governmental fees; brokerage commissions and other expenses incurred in acquiring or disposing of the Fund's portfolio securities; expenses of preparing stock certificates; expenses of registering and qualifying the Fund's shares for sale with the Securities and Exchange Commission and in various states and foreign jurisdictions; auditing, accounting, legal and insurance costs; custodian, dividend disbursing and transfer agent expenses; expense of obtaining and maintaining stock exchange listings of the Fund's shares; and the expenses of stockholder meetings.

        (iv) to maintain and preserve all records which the Fund is required to maintain and preserve by the 1940 Act and the rules and regulations thereunder, other than records maintained and preserved by the Fund's custodian and financial agent and the Fund's transfer agent and registrar, all such records maintained and preserved, nevertheless being the property of the Fund.

        (v) to prepare the Fund's U.S. federal, state and local income tax returns.

        (vi) to respond to or refer to the Fund's officers or transfer agent stockholder inquiries relating to the Fund.

       (vii) to arrange, at the Fund's expense, for the determining and publishing of the Fund's net asset value in accordance with the Fund's policy as adopted from time to time by the Board of Directors.

    (C) You shall not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard by you of your obligations and duties under this Agreement.

    (D) In consideration of your services under paragraphs (A) and (B) above you shall be entitled by way of remuneration to a fee at the annual rate of 0.70% of the Fund's weekly net assets up to $100 million; and 0.65% of the Fund's weekly net assets in excess of $100 million, computed based upon net asset value at the end of each week and payable at the end of each calendar month.

    (E) Payments of the fees referred to in paragraph (D) above shall be made within 14 days from the last day of the month. Such fees shall be deemed to cover and include all your staff and office expenses and all other expenses of providing services and fulfilling your duties hereunder.

    (F) The Investment Advisor shall determine the securities to be purchased or sold by the Fund and will place orders from or through and sell securities to or through such persons, brokers or dealers as it shall deem appropriate (including, in case of brokerage transactions, affiliated persons (as defined in the 1940 Act) of the Investment Advisor or any subadviser to the Fund in accordance with Section 17(e) of the 1940 Act and Rule 17e-1 thereunder). Where the Investment Advisor places orders for the execution of portfolio transactions for the Fund, the Investment Advisor may allocate such transactions to such brokers and dealers for execution in such markets, at such prices and at such commission rates as in the good faith judgment of the Investment Advisor will be in the best interest of the Fund, taking into consideration in the selection of such brokers and dealers not only the available prices and rates of brokerage commissions, but also other relevant factors (such as, without limitation, execution capabilities, research and other services provided by such brokers or dealers which are expected to enhance the general portfolio management capabilities of the Investment Advisor) without having to demonstrate that such factors are of a direct benefit to the Fund.

    (G) If the Investment Advisor resigns or is otherwise terminated from its position with respect to the Fund, the Investment Advisor, at its option, may require the Fund to change its name to reflect an entity that does not include the use of the words "Dresdner" and/or "RCM" in its name as registered with the SEC, as specified in its charter or as marketed to the public. The party initiating the change will bear the expense for any such name change. This provision shall survive the termination of this Agreement and shall remain in full force and effect for so long as the Fund is in existence.

    (H) This appointment shall take effect as from            , 2001 and shall
continue in effect annually if approved by the Board of Directors of the Fund or by vote of "a majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund, and in either case by a majority of the directors of the Fund who are not interested persons of either party to this Agreement. This contract may be terminated by the Fund or by you at any time upon sixty days' written notice on either side without the payment of any penalty, provided always that either party may at any time terminate this Agreement by notice in writing to the other party in the event of (i) the other party entering into liquidation or (ii) a receiver being appointed over the whole or any part of its undertaking or assets or (iii) its shares or its undertaking being nationalized or expropriated by a government authority or (iv) its committing any breach of its obligation under this Agreement and failing within thirty days of receipt of notice requiring it do so, to make good such breach.

    (I) Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of the Investment Advisor who may also be a director, officer or employee of the Fund to engage in any other business or to devote his time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the right of the Investment Advisor to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

    (J) During the term of the Agreement, the Fund agrees to furnish the Investment Advisor at its principal office, prior to use thereof, any and all prospectuses, proxy statements, reports to stockholders, sales literature, or other material prepared for distribution to stockholders of the Fund or the public that refer in any way to the Investment Advisor and not to use such material if the Investment Advisor reasonably objects in writing within five business days (or such other time as may be mutually agreed) after receipt thereof. In the event of termination of this Agreement, the Fund will continue to furnish to the Investment Advisor copies of any of the above mentioned materials that refer in any way to the Investment Advisor. The Fund shall furnish or otherwise make available to the Investment Advisor such other information relating to the business affairs of the Fund as the Investment Advisor at any time, or from time to time, reasonably requests in order to discharge its obligations hereunder.

    (K) Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Investment Advisor at Four Embarcadero Center, San Francisco, California 94111, Attention: Legal Services Department; or (2) to the Fund at Four Embarcadero Center, San Francisco, California, 94111 Attention:
Secretary.

    (L) This appointment shall be automatically terminated in the event of its assignment. The term "assignment" shall have the meaning specified in the 1940 Act as now in effect or as hereafter amended.

    (M) The Investment Advisor may enter into one or more contracts (each a "Subadvisory Contract" or "Subadministration Contract") with a subadviser or subadministrator in which the Investment Advisor delegates to such subadviser or subadministrator any or all duties specified in this Agreement, provided that each Subadvisory Contract or Subadministration Contract imposes on the subadviser or subadministrator bound thereby all applicable duties and conditions to which the Investment Advisor is subject under this Agreement, and further provided that each Subadvisory Contract meets all requirements of the 1940 Act and any rules, regulations, or orders of the Securities and Exchange Commission thereunder.

    (N) This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the conflict of laws provisions thereof.

    IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                                 Yours faithfully,

                                 DRESDNER RCM GLOBAL STRATEGIC INCOME FUND,
                                 INC.

                                 By:
                                      ----------------------------------------

    We hereby confirm our agreement with the terms set out in the letter, of which the above is a duplicate, and accept the same as a binding contract as at the date thereof.

                                For

                                DRESDNER RCM GLOBAL INVESTORS LLC

                                By:
                                     ----------------------------------------

                                                                      APPENDIX C

                   RCM STRATEGIC GLOBAL GOVERNMENT FUND, INC.

                        INVESTMENT MANAGEMENT AGREEMENT

    AGREEMENT, made as of this    day of            , 2001 between RCM Strategic
Global Government Fund, Inc., a Maryland corporation (the "Fund"), and RCM Capital Management, L.L.C., a Delaware limited liability company (the "Manager").

                                   WITNESSETH

    WHEREAS, the Fund is a non-diversified closed-end management investment company registered under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder (the "1940 Act"); and

    WHEREAS, the Fund has been organized for the purpose of investing its funds and desires to avail itself of the experience, sources of information, advice, assistance and facilities available to the Manager and to have the Manager perform for it various investment management services; and the Manager is willing to furnish the investment management services sought by the Fund on the terms and conditions hereinafter set forth;

    NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed as follows:

    1. The Fund hereby appoints the Manager to act as Investment Manager to the Fund on the terms set forth in this Agreement. The Manager accepts such appointment and agrees to render the services herein described, for the compensation herein provided.

    2. Subject to the supervision of the Board of Directors of the Fund (the "Board") and to the express provisions and limitations set forth in the Fund's Articles of Incorporation, By-Laws, and Form N-2 Registration Statement under the 1940 Act and the 1933 Act (the "Registration Statement"), each as it may be amended from time to time, the Manager shall have full discretionary authority to manage the investment and reinvestment of the Fund's assets and to provide investment research advice and supervision of the Fund's portfolio in accordance with the Fund's investment objectives, policies and restrictions as stated in the Fund's Registration Statement, as such Registration Statement may be amended from time to time. The services to be provided under this paragraph 2 shall be subject to the following understandings:

        (a) The Manager shall provide supervision of the Fund's investments and shall determine from time to time the investments or securities that will be purchased, retained, sold or loaned by the Fund, and the portion of the assets that will be invested in securities or otherwise. Subject to the limitations in this Section 2, the Manager is empowered hereby, through any of its principals or employees, to take any of the following actions for the benefit of the Fund:

           (i) to invest and reinvest in stocks, bonds, notes, trade acceptances, commercial paper, structured instruments, and other obligations of every description issued or incurred by governmental or quasi-governmental bodies or their agencies, authorities or instrumentalities, or by corporations, trusts, associations, partnerships, or other firms or entities;

           (ii) to invest and reinvest in loans and deposits at interest on call or on time, whether or not secured by collateral;

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          (iii) to purchase and sell put and call options, financial futures and put and call options on such financial futures, and to enter into transactions with respect to swaps, caps, floors, collars, and other similar instruments;

           (iv) to purchase and sell foreign currency and forward contracts on such foreign currency;

           (v) to lend the Fund's portfolio securities to brokers, dealers, other financial institutions, or other parties, and to engage in repurchase and reverse repurchase transactions with such entities;

           (vi) to buy, sell, or exercise rights and warrants to subscribe for stock or other securities;

          (vii) to execute agreements with broker-dealers, banks futures commission merchants, and other financial institutions on behalf of the Fund for the purpose of entering into any of the foregoing transactions;

         (viii) to purchase, sell, and otherwise enter into transactions with respect to any instrument not described above that may be considered a "derivative" instrument;

           (ix) to engage in transactions with respect to any other instruments, or to take any other actions with respect to the Fund's investments, that the Fund is authorized to invest in or to take pursuant to the Registration Statement; and

           (x) to take such other actions, or to direct the Custodian to take such other actions, as may be necessary or desirable to carry out the purpose and intent of this subparagraph (a) of this paragraph (2).

    In determining the investments or securities to be purchased or sold by the Fund, the Manager shall place orders with respect to such instruments either directly with the issuer or in such markets and through such underwriters, dealers, brokers, or futures commission merchants (collectively, "brokers") as in the Manager's best judgment offer the most favorable price and market for the execution of each transaction; provided, however, that, to the extent permitted under the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (the "Exchange Act") and the 1940 Act, the Manager may cause the Fund to place orders for transactions with brokers that furnish brokerage and research services, as defined in the 1934 Act, to the Manager or any affiliated person of the Manager, subject to such policies as the Board may adopt from time to time with respect to the extent and continuation of this practice. The Fund understands and agrees that the Manager may effect transactions in portfolio securities through brokers who may charge an amount in excess of the amount of commission another broker would have charged, provided that the Manager determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either the specific transaction or the Manager's overall responsibilities to the Fund and other clients as to which the Manager or any affiliated person of the Manager exercises discretionary investment authority. Receipt by the Manager or any affiliated person of the Manager of any such brokerage research services shall not give rise to any requirement for abatement or reduction of the advisory fee payable by the Fund to the Manager under this Agreement. It is understood that the services provided by such brokerage firms may be useful to the Manager or its affiliated persons in connection with their services to other clients. The Fund agrees that any entity or person associated with the Manager or any affiliated person of the Manager which is a member of a national securities exchange is authorized to effect any transaction on such exchange for the account of the Fund which is permitted by Section 11(a) of the 1934 Act, and Rule 11a2-2(T) thereunder, and the Fund hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(2)(iv).

        (b) The Manager agrees to furnish suitable office space for the Fund.

        (c) The Manager shall use its best judgment in the performance of its duties under this Agreement.

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        (d) The Manager undertakes to perform its duties and obligations under this Agreement in conformity with the Registration Statement, with the requirements of the 1940 Act and all other applicable Federal and state laws and regulations and with the instructions and directions of the Fund's Board of Directors, all as may be amended or modified from time to time.

        (e) The Manager shall maintain books and records with respect to the Fund's portfolio transactions and the Manager shall render to the Fund's Board such periodic and special reports as the Board of Directors may reasonably request from time to time. The Manager agrees that all records that it maintains for the Fund are the property of the Fund and it will surrender promptly to the Fund any of such records upon the Fund's request.

        (f) The Fund understands and agrees:

           (i) that the Manager performs investment management services for various clients and that the Manager may take action with respect to any of its other clients which may differ from action taken or from the timing or nature of action taken with respect to the Fund, so long as it is the Manager's policy, to the extent reasonably practical, to allocate investment opportunities to the Fund over time on a fair and equitable basis relative to other clients;

           (ii) that the Manager shall have no obligation to purchase or sell for the Fund any security that the Manager, or its principals or employees, may purchase or sell for their own accounts or for the account of any other client, if, in the opinion of the Manager, such transaction or investment appears unsuitable, impractical or undesirable for the Fund; and

          (iii) that, to the extent permitted by applicable laws and regulations, on occasions when the Manager deems the purchase or sale of a security or other instrument to be in the best interests of the Fund as well as of the other clients of the Manager, the Manager may aggregate the securities to be so sold or purchased when the Manager believes that to do so would be in the best interests of the Fund. In such event, allocation of the securities or other instruments so purchased or sold, as well as the expenses incurred in that transaction, shall be made by the Manager in the manner the Manager considers to be the most equitable and consistent with its fiduciary obligations to the Fund and such other clients.

    3. The Manager will bear all of expenses related to salaries of its employees and to the Manager's overhead in connection with its duties under this Agreement. The Manager also will pay all directors' fees and salaries of the Fund's directors and officers who are affiliated persons (as such term is defined in the 1940 Act) of the Manager.

    Except for the expenses specifically assumed by the Manager, the Fund will pay all of its expenses, including, without limitation, fees of the directors not affiliated with the Manager and board meeting expenses; fees of the Manager; fees of the Fund's Administrator; interest charges; taxes; charges and expenses of the Fund's legal counsel and independent accountants, and of the transfer agent, registrar and dividend reinvestment and disbursing agent of the Fund; expenses of repurchasing shares of the Fund; expenses of printing and mailing share certificates, stockholder reports, notices, proxy statements and reports to governmental offices; brokerage and other expenses connected with the execution, recording and settlement of portfolio security transactions; expenses connected with negotiating, effecting purchases or sales or registering privately issued portfolio securities; fees and expenses of the Fund's custodian and sub-custodians for all services to the Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating and publishing the net asset value of the Fund's shares; expenses of membership in investment company associations; premiums and other costs associated with the acquisition of a mutual fund directors and officers errors and omissions liability insurance policy; expenses of fidelity bonding and other insurance premiums; expenses of stockholder's meetings; SEC and state blue sky registration fees; New York Stock Exchange listing fees; any fees payable by the Fund to the

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National Association of Securities Dealers, Inc. in connection with this offering and its other business and operating expenses.

    4. For the services provided and the expenses assumed pursuant to this Agreement, the Fund will pay to the Manager a monthly fee in arrears equal to 0.95% per annum of the Fund's average daily net assets during the month. The Fund authorizes the Manager to charge the Fund for the full amount of fees as they become due and payable pursuant to this paragraph 4; provided, however, that copies of the fee statement relating to said payment shall be sent to the Custodian and to the Fund.

    In the event that expenses of the Fund for any fiscal year should exceed the expense limitation on investment company expenses imposed by any statute or regulatory authority of any jurisdiction in which shares of the Fund are qualified for offer and sale, the compensation due the Manager for such fiscal year shall be reduced by the amount of such excess by a reduction or refund thereof. In the event that the expenses of the Fund exceed any expense limitation which the Manager may, by written notice to the Fund, voluntarily declare to be effective with respect to the Fund, subject to such terms and conditions as the Manager may prescribe in such notice, the compensation due the Manager shall be reduced, and, if necessary, the Manager shall bear the Fund's expenses to the extent required by such expense limitation.

    If the Manager shall serve for less than the whole of a month, the foregoing compensation shall be prorated.

    5. The Manager shall authorize and permit any of its directors, officers and employees who may be elected as directors or officers of the Fund to serve in the capacities in which they are elected.

    6. The Manager shall not be liable to the Fund or any of its stockholders for any error of judgment, mistake of law, or any loss suffered by the Fund or any of its stockholders in connection with any act or omission in the performance of its obligations to the Fund or to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it or its obligations and duties under this Agreement.

    7. This Agreement shall continue in effect for a period of two years from its effective date, and if not sooner terminated, will continue in effect for successive periods of 12 months thereafter, provided that each continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act. This Agreement may be terminated as a whole at any time by the Fund, without the payment of any penalty, upon the vote of a majority of the Fund's Board of Directors or the vote of a majority of the outstanding voting securities (as defined in the 1940 Act or the rules and regulations thereunder) of the Fund, or by the Manager, on 60 days' written notice by either party to the other. This Agreement shall terminate automatically in the event of its assignment (as such term is defined in the 1940 Act and the rules thereunder).

    8. Nothing in this Agreement shall limit or restrict the right of any of the Manager's principals, officers or employees who may also be a director, officer or employee of the Fund to engage in any other business or to devote his time and attention in part to management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Manager's right to engage in any other business or to render services of any kind to any other corporation, investment company, firm, individual or association. The investment management services provided by the Manager hereunder are not to be deemed exclusive, and the Manager shall be free to render similar services to others.

    9. Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (i) to the Manager at Four Embarcadero Center, Suite 3000, San Francisco, CA 94111 or (ii) to the Fund at Four Embarcadero Center, Suite 2800, San Francisco, CA 94111.

    10. This Agreement shall be governed by and construed in accordance with the laws of the State of California.

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    11. Under a License Agreement dated as of the date hereof, the Fund was granted a royalty-free, non-exclusive license to use the name "RCM" as part of its name only in connection with the operation of an investment company. It is further provided in the License Agreement that the term "RCM" may be used or licensed in connection with other investment companies, subject to the requirements of the 1940 Act, or any other business enterprise during the term of such License Agreement or thereafter. The License Agreement is terminable on sixty days' notice to the Fund or as soon as practicable thereafter. Upon such termination, the Fund is required to change its name to one which does not include the term "RCM."

    IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                                RCM STRATEGIC GLOBAL GOVERNMENT FUND, INC.

                                By:
                                     ----------------------------------------

                                DRESDNER RCM GLOBAL INVESTORS LLC

                                By:
                                     ----------------------------------------

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                                                                      APPENDIX D

                DRESDNER RCM GLOBAL STRATEGIC INCOME FUND, INC.
                            AUDIT COMMITTEE CHARTER

    I. COMPOSITION OF THE AUDIT COMMITTEE: The Audit Committee shall be comprised of at least three directors, each of whom shall have no relationship to the Company or its investment adviser, administrator, or custodian that may interfere with the exercise of his or her independence from management and the Company and, as to his or her relationship to the Company, shall otherwise satisfy the applicable membership requirements under the rules of the New York Stock Exchange, Inc., as such requirements are interpreted by the Board of Directors in its business judgment.

    II. PURPOSES OF THE AUDIT COMMITTEE: The purposes of the Audit Committee are to assist the Board of Directors:

        1. in its oversight of the Company's accounting and financial reporting principles and policies and related controls and procedures maintained by or on behalf of the Company;

        2. in its oversight of the Company's financial statements and the independent audit thereof;

        3. in selecting (or nominating the independent accountants to be proposed for shareholder approval in any proxy statement), evaluating and, where deemed appropriate, replacing the independent accountants; and

        4.  in evaluating the independence of the independent accountants.

    The function of the Audit Committee is oversight. The management of the Company, including contractually obligated service providers, are responsible for the preparation, presentation and integrity of the Company's financial statements. Management and applicable service providers are responsible for maintaining appropriate accounting and financial reporting principles and policies and related controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent accountants are responsible for planning and carrying out a proper audit. In fulfilling their responsibilities hereunder, it is recognized that the members of the Audit Committee are not full-time employees of the Company and are not, nor do they represent themselves to be, accountants or auditors by profession or experts in the fields of accounting or auditing. As such, in fulfilling their oversight duties under this Charter it is neither the duty nor the responsibility of the Audit Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures, and each member of the Audit Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside the Company that provide information to the Audit Committee and (ii) the accuracy of the financial and other information provided to the Audit Committee by such persons or organizations absent actual knowledge to the contrary (which shall be promptly reported to the Board of Directors).

    The independent accountants for the Company are ultimately accountable to the Board of Directors (and the Audit Committee). The Board of Directors, with the assistance of the Audit Committee, has the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the independent accountants (or to nominate the independent accountants to be proposed for shareholder approval).

    The independent accountants shall submit to the Company annually a formal written statement delineating all relationships between the independent accountants and the Company ("Statement as to Independence"), addressing at least the matters set forth in Independence Standards Board Standard No. 1. The Statement as to Independence shall also identify any audit, tax or consulting services to the

                                      D-1
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Company's investment adviser, administrator, custodian, or other service providers, and to other investment companies advised by the Company's investment adviser or administered by the Company's administrator, as the Audit Committee may specify.

    III. MEETINGS OF THE AUDIT COMMITTEE: The Audit Committee shall meet as often as may be required to discuss the matters set forth in Article IV. In addition, the Audit Committee should meet separately at least annually with management and the independent accountants, respectively, to discuss any matters that the Audit Committee or any of these persons or firms believe should be discussed privately with them. The Audit Committee may request any officer or employee of the Company or any service provider, outside counsel to the Company or to the independent directors or the Company's independent accountants to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee. Members of the Audit Committee may participate in a meeting of the Audit Committee by means of conference call or similar communications equipment by means of which all persons participating in the meeting can hear each other.

    IV. DUTIES AND POWERS OF THE AUDIT COMMITTEE: To carry out its purposes, the Audit Committee shall have the following duties and powers:

        1.  with respect to the independent accountants,

           (i) to provide advice to the Board of Directors in selecting, evaluating or replacing independent accountants;

           (ii) to review the fees charged the Company by the independent accountants for performance of audit and non-audit services;

          (iii) to ensure that the independent accountants prepare and deliver annually a Statement as to Independence (it being understood that the independent accountants are responsible for the accuracy and completeness of this Statement), to discuss with the independent accountants any relationships or services disclosed in this Statement that may impact the objectivity and independence of the Company's independent accountants and to recommend that the Board of Directors take appropriate action in response to this Statement to satisfy itself of the independent accountants' independence; and

           (iv) to instruct the independent accountants that the independent accountants are ultimately accountable to the Board of Directors and Audit Committee;

        2. with respect to financial reporting principles and policies and related controls and procedures,

           (i) to advise management and the independent accountants that they are expected to provide or cause to be provided to the Audit Committee a timely analysis of significant financial reporting issues and practices;

           (ii) to consider any reports or communications (and management's responses thereto) submitted to the Audit Committee by the independent accountants required by or referred to in Statement of Auditing Standards No. 61 (as codified by AU Section 380), as it may be modified or supplemented, including reports and communications related to:

           - deficiencies noted in the audit in the design or operation of related controls;

           - consideration of fraud in a financial statement audit;

           - detection of illegal acts;

           - the independent accountants' responsibility under generally accepted auditing standards;

           - significant accounting policies;

                                      D-2
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           - management judgments and accounting estimates;

           - adjustments recorded and unadjusted differences arising from the audit;

           - the responsibility of the independent accountants for other information in documents containing audited financial statements;

           - disagreements with management;

           - consultation by management with other accountants;

           - major issues discussed with management prior to retention of the independent accountants;

           - difficulties encountered with management in performing the audit;
             and

           - the independent accountants' judgments about the quality of the Company's accounting principles;

          (iii) to meet with management and/or the independent accountants:

           - to discuss the scope of the annual audit or any audit or review of interim financial statements;

           - to discuss the audited financial statements;

           - to discuss any significant matters arising from any audit or report or communication referred to in item 2(ii) above, whether raised by management or the independent accountants, relating to the Company's financial statements;

           - to review the opinion rendered, or the form of opinion the independent accountants propose to render, to the Board of Directors and shareholders;

           - to discuss allocations of expenses between the Company and other entities;

           - to discuss the Company's compliance with Subchapter M of the Internal Revenue Code of 1986, as amended;

           - to discuss with management and the independent accountants their respective procedures to assess the representativeness of securities prices provided by external pricing services;

           - to discuss with independent accountants their conclusions as to the reasonableness of procedures employed to determine the fair value of securities for which market quotations are not readily available, management's adherence to such procedures and the adequacy of supporting documentation;

           - to discuss the report of the independent accountants on the Company's system of internal accounting controls required to be filed with the Company's Form N-SAR;

           - to discuss significant changes to the Company's accounting principles, policies, controls, procedures and practices proposed or contemplated by management;

           - to discuss significant changes to auditing principles and to auditing policies, controls, procedures and practices contemplated by the independent accountants; and

           - to inquire about significant risks and exposures, if any, and the steps taken to monitor and minimize such risks; and

           (iv) to discuss with the Company's legal advisors any significant legal matters that may have a material effect on the financial statements; and

                                      D-3
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        3.  with respect to reporting, recommendations and other matters,

           (i) to provide advice to the Board of Directors in selecting the principal accounting officer of the Company;

           (ii) to cause to be prepared any report, including any recommendation of the Audit Committee, required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement;

          (iii) to review this Charter at least annually and recommend any changes to the full Board of Directors; and

           (iv) to report its activities to the full Board of Directors on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate.

    V. RESOURCES AND AUTHORITY OF THE AUDIT COMMITTEE: The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to engage independent accountants for special audits, reviews and other procedures and to retain special counsel and other experts or consultants.

                                      D-4
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                                                                      APPENDIX E

                DRESDNER RCM GLOBAL STRATEGIC INCOME FUND, INC.
                                  ("DSF FUND")
                             AUDIT COMMITTEE REPORT

    The role of the Audit Committee is to assist the DSF Fund Board of Directors in its oversight of DSF Fund's accounting and financial reporting process and the selection of DSF Fund's independent accountants. The Committee operates pursuant to a charter that was adopted by the Board on June 8, 2000, a copy of which is attached to this Prospectus/Proxy Statement as Appendix D. As set forth in the charter, management of DSF Fund is responsible for the preparation, presentation and integrity of DSF Fund's financial statements, and for the procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent accountants are responsible for auditing DSF Fund's financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.

    In performing its oversight function, the Committee has considered and discussed with management and the independent accountants DSF Fund's audited financial statements for its fiscal year ended October 31, 2000. The Committee has discussed with the independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61, COMMUNICATION WITH AUDIT COMMITTEES, as modified or supplemented. The Committee has also received the written disclosures from the independent accountants required by Independence Standards Board Standard No. 1, INDEPENDENCE DISCUSSIONS WITH AUDIT COMMITTEES, as currently in effect, delineating relationships between the independent accountants and DSF Fund, and discussed the impact that any such relationships may have on the objectivity and independence of the independent accountants.

    The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of accounting or auditing, including the issue of auditor independence. Members of the Committee rely without independent verification on the information provided to them and on the representations made by management and the independent accountants. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not assure that the audit of DSF Fund's financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that DSF Fund's independent accountants are in fact "independent."

    Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Committee referred to above and in the charter, the Committee recommended to the Board that the audited financial statements be included in DSF Fund's Annual Report for its fiscal year ended October 31, 2000.

SUBMITTED BY THE AUDIT COMMITTEE OF DSF
FUND'S BOARD OF DIRECTORS

JAMES J. FOLEY
THEODORE J. COBURN
PHILLIP GOLDSTEIN

JULY 20, 2001.

                                      E-1
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                                                                      APPENDIX F

                   RCM STRATEGIC GLOBAL GOVERNMENT FUND, INC.
                       AUDIT OVERSIGHT COMMITTEE CHARTER

    1. The Audit Oversight Committee shall be composed entirely of directors who are not "interested persons" of the Fund and who are "independent directors," as defined in the New York Stock Exchange's Listed Company Manual.

    2. The purposes of the Audit Committee are:

        (a) to oversee the Fund's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers;

        (b) to oversee the quality and objectivity of the Fund's financial statements and the independent audit thereof; and

        (c) to act as a liaison between the Fund's independent auditors and the full Board of Directors.

    The function of the Audit Oversight Committee is oversight; it is management's responsibility to maintain appropriate systems for accounting and internal control, and the auditor's responsibility to plan and carry out a proper audit.

    3. To carry out its purposes, the Audit Oversight Committee shall have the following duties and powers:

        (a) to recommend the selection, retention or termination of auditors and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any consulting services to the manager, and to receive annually the auditors' specific written representations as to their independence.

        (b) to meet with the Fund's independent auditors, including private meetings, as necessary (i) to review the arrangements for and scope of the annual audit and any special audits; (ii) to discuss any matters of concern relating to the Fund's financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) to consider the auditors' comments with respect to the Fund's financial policies, procedures and internal accounting controls and management's responses thereto; and (iv) to review the form of opinion the auditors propose to render to the Board and shareholders;

        (c) to consider the effect upon the Fund of any changes in accounting principles or practices proposed by the management or the auditors;

        (d) to review the fees charged by the auditors for audit and non-audit services;

        (e) to investigate improprieties or suspected improprieties in Fund operations; and

        (f) to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate.

    4. The Committee shall meet on a regular basis and is empowered to hold special meetings as circumstances require.

    5. The Committee shall meet as appropriate with the Treasurer of the Fund and with internal auditors, if any, for Dresdner RCM Global Investors LLC.

    6. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the Fund.

    7. The Committee shall review this Charter periodically and recommend any changes to the full Board of Directors.

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TO LEARN MORE

For more information about the Funds, the following documents are available free upon request.

STOCKHOLDER REPORTS

Each Fund's annual and semi-annual reports to stockholders contain detailed information on each Fund's investments. Each Fund's annual report includes a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI provides more detailed information about the Funds, including their operations and investment policies. It is incorporated by reference and is legally considered as part of this Prospectus/Proxy Statement.

HOW TO OBTAIN COPIES

You can obtain copies of these documents by contacting either Fund or the SEC. All materials from the Funds are free; the SEC charges a duplicating fee. You can also review these materials in person at the SEC's Public Reference Room or by computer using the SEC's EDGAR database at www.sec.gov.

SEC FILE NUMBERS

RCS Fund: 811-08216
DSF Fund: 811-04800

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549-0102
800-SEC-0330 (Public Reference Section)
(202) 942-8090
www.sec.gov, publicinfo@sec.gov

DRESDNER RCM GLOBAL STRATEGIC INCOME FUND, INC.
RCM STRATEGIC GLOBAL GOVERNMENT FUND, INC.

You can obtain free copies of the reports and the SAI, or request other information and discuss your questions about the Funds, by contacting Dresdner RCM Global Strategic Income Fund, Inc., Four Embarcadero Center, San Francisco, CA 94111, (800) 237 4218 or RCM Strategic Global Government Fund, Inc., Four Embarcadero Center, San Francisco, CA 94111, (800) 237-4218. Copies of RCS Fund's annual report may also be obtained without charge from Boston EquiServe by calling (800) 426-5523 or by writing to P.O. Box 8200, Boston, MA 02266-8200.

DRESDNER RCM GLOBAL STRATEGIC                 RCM STRATEGIC GLOBAL GOVERNMENT
INCOME FUND, INC.                             FUND, INC.
Four Embarcadero Center                       Four Embarcadero Center
San Francisco, California  94111              San Francisco, California  94111


                                    FORM N-14

                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION

                                 October 22, 2001

This Statement of Additional Information ("SAI") contains material that may be of interest to investors but that is not included in the Prospectus/Proxy Statement dated October 22, 2001 (the "Prospectus") of RCM Strategic Global Government Fund, Inc. ("RCS Fund") and Dresdner RCM Global Strategic Income Fund, Inc. ("DSF Fund") relating to the merger of DSF Fund into RCS Fund. This SAI is not a Prospectus and is authorized for distribution only when it accompanies or follows delivery of the Prospectus. This SAI should be read in conjunction with the Prospectus. Investors may obtain a free copy of the Prospectus by writing Dresdner RCM Global Investors LLC ("Dresdner RCM"), Four Embarcadero Center, San Francisco, California 94111, or by calling (800) 237-4218.

                                TABLE OF CONTENTS


General Information and History ..................................................     3
Investment Objectives and Policies of the Funds (see also "Information About the
Merger - Comparison of the Funds' Investment Objectives, Policies and
Restrictions" in the Prospectus) .................................................     3
Management .......................................................................    38
Management Compensation Table ....................................................    42
Control Persons ..................................................................    44
The Investment Manager ...........................................................    44
Other Service Providers (see also "Further Information About the Funds -
Administrators and Custodians" in the Prospectus) ................................    47
Brokerage Allocation and Other Practices .........................................    48
Repurchase of Shares and Conversion to Open-End Fund .............................    49
Taxation (see also "Information About the Merger - Federal Income Tax
Consequences" in the Prospectus) .................................................    51
Financial Statements .............................................................    54
Appendix A: Securities Ratings ...................................................   A-1





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GENERAL INFORMATION AND HISTORY

DSF Fund and RCS Fund (each a "Fund" and together, the "Funds") are both non-diversified, closed-end management investment companies and both are incorporated under the laws of the State of Maryland. DSF Fund was incorporated on August 12, 1986 and RCS Fund was incorporated on December 9, 1993.

Until on or about November 9, 1999, the name of DSF Fund was Kleinwort Benson Australian Income Fund, Inc.

INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS

DSF FUND

DSF Fund's principal investment objective is high income through global investment in debt securities. Long-term capital appreciation through such investment is a secondary objective of the Fund. These objectives are fundamental policies of the Fund that may not be changed without approval of the holders of a majority of the Fund's outstanding voting securities. The vote of a "majority of the Fund's outstanding voting securities" means the vote, at the annual or a special meeting of the stockholders duly called, (A) of 67% or more of the voting shares present at such meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy or (B) of more than 50% of the outstanding voting shares, whichever is less. The Fund's policies that are not fundamental may be modified by the Board of Directors if, in the reasonable exercise of its business judgment, modification is determined to be necessary or appropriate to carry out the Fund's investment objectives.

RCS FUND

RCS Fund's primary investment objective is to generate a level of income that is higher than that generated by high quality, intermediate term U.S. debt securities. High quality, intermediate term U.S. debt securities are defined as three- to ten-year instruments that are rated at least AA by Standard & Poor's Rating Group ("S&P") or Aa by Moody's Investors Service, Inc. ("Moody's"). As a secondary objective, RCS Fund will seek to maintain volatility in the net asset value of the shares of the Fund comparable to that of high quality, intermediate term U.S. debt securities, although the Fund's investment in foreign securities and its use of leveraging and hedging techniques could impair its ability to achieve this investment objective. In addition, the Fund will seek capital appreciation to the extent consistent with its other investment objectives. These objectives are non-fundamental policies of the Fund and may be changed by the Board of Directors of RCS Fund without stockholder approval. There is no guarantee that RCS Fund's investment objectives will be achieved.

Dresdner RCM, the Fund's investment manager, will seek to meet RCS Fund's investment objectives by investing in and actively managing a portfolio of U.S. and foreign debt securities. Under normal market conditions, RCS Fund will invest at least 65% of its total assets in government securities. For purposes of this investment policy, the term "government securities" shall include securities issued or guaranteed by the U.S. or foreign governments (including securities issued or guaranteed by the Government National Mortgage Association ("GNMA"),
the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"), or by supranational entities). These securities may be denominated in U.S. dollars or foreign currencies.

SELECTION OF PORTFOLIO INVESTMENTS

DSF FUND

To achieve its investment objectives, DSF Fund may invest in debt securities across a broad range of fixed-income investment sectors in the U.S., developed foreign markets and emerging markets. The Fund is not required to maintain a minimum or maximum allocation of investments in any one of these investment sectors. The Fund's investment will be denominated in the U.S. dollar, except that the Fund may invest up to 25% of its total assets at the time of investment in non-U.S. dollar denominated securities, with no more than 10% of its total assets at the time of investment in securities denominated in the currencies of emerging market countries and no more than 5% of its total assets at the time of investment in securities denominated in any one emerging market country currency. "Emerging market countries" are defined as those countries included in the J.P. Morgan Emerging Market Bond Index Plus from time to time or, if this index is no longer available, any other recognized listing of emerging market countries selected by the Board of Directors of the Fund.

As a non-diversified company, there is no investment restriction on the percentage of the Fund's total assets that may be invested at any time in the securities of any issuer other than the diversification requirements applicable to regulated investment companies under the U.S. Internal Revenue Code (the "Code"). As a matter of fundamental policy, however, the Fund may invest, at the time of investment, up to: (i) 5% of its total assets in any one non-sovereign issuer; and (ii) 10% of its total assets in issuers of any one emerging market country. The Fund invests in a variety of debt securities, with differing issuers, maturities and interest rates, to comply with the diversification and other requirements of the Code applicable to regulated investment companies so that the Fund will not be subject to U.S. taxes on its net investment income and net capital gains that it distributes to its stockholders. The average dollar-weighted maturity of the Fund's portfolio has not exceeded, and is not expected to exceed, 10 years.

RCS FUND

In seeking to achieve its investment objectives, RCS Fund will allocate its assets among securities of countries and in currency denominations where opportunities for meeting the Fund's investment objectives are expected to be the most attractive. The Fund's investments will be allocated among debt securities of issuers in three separate sectors: the U.S., developed foreign markets and emerging markets. For purposes of RCS Fund's operations, "developed foreign markets" currently include the industrialized nations of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, Luxembourg, The Netherlands, New Zealand, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom; "emerging markets" are defined as markets in any country that is generally considered to be an emerging or developing country by the World Bank, the International Financial Corporation or the United Nations or its authorities. The countries that are considered to "emerging markets" may change over time. See "Investments in Foreign Debt Instruments."

Dresdner RCM will strategically adjust RCS Fund's relative allocations among these sectors to attempt to take advantage of diverse global opportunities for income and capital appreciation, based on the Fund's evaluation of the different yield, risk and return characteristics that investment in the fixed income markets of different countries may provide for U.S. investors. A minimum of 33% of the Fund's net assets will be invested in U.S. debt securities, as defined below. A maximum of 67% of the Fund's total assets may be invested in foreign debt instruments, including emerging market debt instruments, and a maximum of 20% of the Fund's total assets may be invested in emerging market debt instruments. For purposes of the Fund's operations, an "emerging market debt instrument" will be deemed to include (i) any instrument issued by an emerging market government or one of its agencies, authorities or instrumentalities, and
(ii) any instrument issued by a company whose headquarters are located in an emerging market country and whose business activities and operations are conducted principally in emerging market countries.

Within each investment sector, the Fund will select securities of particular issuers based on Dresdner RCM's evaluation of the relative investment merits of different securities and Dresdner RCM's views as to the best values then currently available in the marketplace. Such values are a function of, among other things, yield, maturity, issue classification, liquidity, variability of weighted average life, credit quality and opportunity for capital appreciation coupled with expectations regarding local and world economies, movements in the general level and term of interest rates, currency values, prepayment rates, political developments and variations in the supply of funds available for investment in the world bond market relative to the demands placed upon it.

CREDIT QUALITY AND WEIGHTED AVERAGE LIFE OF PORTFOLIO INVESTMENTS

DSF FUND

It is a fundamental policy of DSF Fund to maintain a dollar-weighted average portfolio quality of investment grade based on ratings of Moody's or S&P (or, in the case of securities or issuers not rated by Moody's or S&P, judged by Dresdner RCM to be of equivalent quality), measured at the time of investment; provided, however, that no more than 10% of the Fund's total assets at the time of investment will be invested in any one sovereign issuer rated below AA by S&P or Aa by Moody's (or, in the case of securities or issuers not rated by Moody's or S&P, judged by the investment adviser to be of equivalent quality).

RCS FUND

Except with respect to emerging market debt instruments, the Fund will invest, under normal market conditions, only in securities that are rated investment grade or, if unrated, are of comparable quality in the determination of Dresdner RCM. Investment grade securities are generally considered to be those securities rated BBB or higher by S&P or Baa or higher by Moody's, or are equivalently rated by another nationally recognized rating service. Securities rated Baa or BBB may have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of their issuers to make principal and interest payments than is the case with higher grade securities. The Fund always will seek to maintain a minimum average dollar-weighted credit quality of securities in its portfolio of AA by S&P, or Aa by Moody's or their equivalent. For a description of each of the ratings given by S&P and Moody's, see Appendix A, "Securities Ratings."

RCS Fund may also invest up to 20% of its total assets in emerging market debt instruments. Such instruments may be rated below investment grade, and may involve a higher degree of risk. See "Lower Rated and Unrated Instruments."

The weighted average life of the Fund's investments, under normal market conditions, is expected to be less than 10 years, although there is no restriction on the maturity or duration of individual securities. The "weighted average life" of each security in the Fund's portfolio is the dollar-weighted average time until principal payments with respect to that security are expected to be received, without discounting for the present value of those payments. The weighted average life of the Fund's investments is the dollar-weighted average of the weighted average lives of the securities held by the Fund.

CHARACTERISTICS OF PORTFOLIO INVESTMENTS

INVESTMENTS IN U.S. DEBT SECURITIES. Under normal market conditions, a minimum of 33% of RCS Fund's net assets will be invested in U.S. debt securities. For these purposes, the term "U.S. debt securities" does not include any emerging market debt instrument, and otherwise is deemed to include all of the following debt instruments, to the extent that they are denominated in U.S. dollars: government securities, corporate debt instruments, bank deposits, short-term debt instruments, asset-backed and non-government mortgage-related securities, structured instruments, Eurodollar bonds, Eurodollar certificates of deposit, Yankee bonds and convertible securities. As a matter of fundamental policy, DSF Fund is not required to maintain a minimum or maximum allocation of investments in U.S. debt securities.

GUARANTEED MORTGAGE PASS-THROUGH SECURITIES. The Funds expect to invest in mortgage pass-through securities representing participation interests in pools of residential mortgage loans originated by the U.S. government, or its agencies or instrumentalities or private lenders, and guaranteed, to the extent provided in such securities, by the U.S. government or one of its agencies or instrumentalities. Such securities, which represent ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semi-annually) and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for periodic payments that are a "pass-through" of the interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans.

The guaranteed mortgage pass-through securities in which the Funds will invest include those issued or guaranteed by GNMA, FNMA and FHLMC. GNMA certificates are direct obligations of the U.S. government and as such are backed by the "full faith and credit" of the U.S government. FNMA is a federally chartered, privately owned corporation and FHLMC is a corporate instrumentality of the U.S. FNMA and FHLMC certificates are not backed by the full faith and credit of the U.S. government, but the issuing agency or instrumentality has the right to borrow from an existing line of credit with the U.S. Treasury in order to meet its obligations.

The U.S. Treasury has no legal obligation to provide such a line of credit and may choose not to do so.

MORTGAGE-RELATED SECURITIES. The Funds may invest in mortgage-related securities. Mortgage-related securities are securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans secured by real property, and include pass-through securities , collateralized mortgage obligations ("CMOs"), real estate mortgage investment conduits ("REMICs") and adjustable rate mortgage securities ("ARMs"). There are currently three basic types of mortgage-related securities: (i) those issued or guaranteed by the U.S. government or one of its agencies or instrumentalities, such as GNMA, FNMA and FHLMC; (ii) those issued by private issuers that represent an interest in or are collateralized by mortgage-related securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities; and (iii) those issued by private issuers that represent an interest in or are collateralized by whole mortgage loans or mortgage-related securities without a government guarantee (although such securities will usually have some form of credit enhancement - see "Credit Enhancement").

Mortgage-related securities provide periodic payments consisting of interest and/or principal that are derived from or related to payments of interest and/or principal on the underlying mortgages. Additional payments on mortgage-related securities may be made out of unscheduled prepayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs that may be incurred. Generally, mortgage pools created by private organizations offer a higher rate of interest than government and government-related pools because no direct or indirect government guarantees of payments are applicable with respect to the former pools. Timely payment of interest and principal in these private pools, however, may be supported by various forms of private insurance or guarantees, including individual loan, title, pool and hazard insurance. See "Credit Enhancement." There can be no assurance that private insurers can meet their obligations under these policies.

Prepayments of principal on mortgage-related securities are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions. In general, however, prepayments tend to increase due to refinancing of mortgages as interest rates decline, and to decrease during periods of rising interest rates. To the extent that the Fund purchases mortgage-related securities at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which may be made at any time without penalty) may result in some loss of the Fund's principal investment to the extent of the premium paid. Each Fund's yield and the weighted average life of its portfolio may be affected by reinvestment of prepayments at higher or lower rates than the original investment. In addition, like other debt securities, the values of mortgage-related securities, including government and government-related mortgage pools, generally will fluctuate in response to changes in interest rates.

ZERO COUPON, PAY-IN-KIND AND DELAYED INTEREST SECURITIES. The Funds may invest in zero coupon, pay-in-kind and delayed interest securities as well as custodial receipts or certificates underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain U.S. government securities. Zero coupon securities pay no cash income to their holders until they mature, and are issued at substantial discounts from their value at maturity. When held to maturity, their entire return comes from the difference between their purchase price and their maturity value. Pay-in-kind securities pay interest through the issuance to the holders of additional securities, and delayed interest securities are securities that do not pay interest for a specified period. Because interest on zero coupon, pay-in-kind and delayed interest securities is not paid on a current basis, the values of securities of this type are subject to greater fluctuations than are the values of securities that distribute income regularly, and may be more speculative than such securities. Accordingly, the values of these securities may be highly volatile as interest rates rise or fall. In addition, a Fund's investments in zero coupon, pay-in-kind and delayed interest securities will result in special tax consequences. Although zero coupon securities do not make interest payments, for tax purposes a portion of the difference between a zero coupon security's maturity value and its purchase price is taxable income of the Fund each year.

Custodial receipts evidencing specific coupon or principal payments have the same general attributes as zero coupon U.S. government securities but are not considered to be U.S. government securities. Generally, the terms of a custodial receipt provide that a fund is authorized to assert its rights directly against the issuer of the underlying obligation. However, with respect to some custodial receipts, the Funds may be required to assert any such rights through the custodian bank. Thus, in the event the underlying issuer fails to pay principal and/or interest when due, the Funds may be subject to delays, expenses and risks that are greater than those that would have been involved if the Funds had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in respect of any taxes paid.

FLOATING AND VARIABLE RATE INCOME SECURITIES. Income securities may provide for floating or variable rate interest or dividend payments. The floating or variable rate may be determined by reference to a known lending rate, such as a bank's prime rate, a certificate of deposit rate or the London-Inter Bank Offered Rate ("LIBOR"). Alternatively, the rate may be determined through an auction or remarketing process. The rate also may be indexed to changes in the values of interest rate or securities indexes, currency exchange rates or other commodities. The amount by which the rate paid on an income security may increase or decrease may be subject to periodic or lifetime caps. Floating and variable rate income securities include securities whose rates vary inversely with changes in market rates of interest. Such securities may also pay a rate of interest determined by applying a multiple to the variable rate. The extent of increases and decreases in the value of securities whose rates vary inversely with changes in market rates of interest generally will be larger than comparable changes in the value of an equal principal amount of a fixed rate security having similar credit quality, redemption provisions and maturity.

LOAN PARTICIPATIONS AND ASSIGNMENTS. The Funds may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a borrower (including foreign governments) and one or more financial institutions ("Lenders"). Each Fund's investments in Loans in emerging markets are expected in most instances to be in the form of participations in Loans ("Participations") and assignments of all or a portion of Loans ("Assignments") from third parties. Participations typically will result in each Fund having a contractual relationship only with the Lender, not with the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the

Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Funds generally have no direct right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan ("Loan Agreement"), nor any rights of set-off against the borrower, and the Funds may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Funds will assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Funds may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. The Funds will acquire Participations only if the Lender interpositioned between the Fund and the borrower is determined by Dresdner RCM to be creditworthy. When a Fund purchases Assignments from Lenders, it will acquire direct rights against the borrower on the Loan. However, since Assignments are arranged through private negotiations between potential assignees and assignors, the rights and obligations acquired by the Funds as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

The Funds may have difficulty disposing of Assignments and Participations. Because there is no liquid market for such securities, the Funds anticipate that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market will have an adverse impact on the value of such securities and on each Fund's ability to dispose of particular Assignments or Participations when necessary to meet its liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for the Funds to assign a value to those securities for purposes of valuing its portfolio and calculating its net asset value.

PREMIUM SECURITIES. The Funds may invest in income securities bearing coupon rates higher than prevailing market rates. Such "premium" securities are typically purchased at prices greater than the principal amounts payable on maturity. The Funds will not amortize the premium paid for such securities in calculating their net investment income. As a result, in such cases the purchase of such securities provides the Funds with a higher level of investment income distributable to stockholders on a current basis than if the Funds purchase securities bearing current market rates of interest. If securities purchased by the Funds at a premium are called or sold prior to maturity, the Funds will recognize a capital loss to the extent the call or sale price is less than the purchase price. Additionally, the Funds will recognize a capital loss if it holds such securities to maturity.

CONVERTIBLE SECURITIES AND SYNTHETIC CONVERTIBLE SECURITIES. Convertible securities are fixed income securities that may be converted at either a stated price or a stated rate into underlying shares of common stock. Convertible securities have general characteristics similar to both fixed income and equity securities. Although to a lesser extent than with fixed income securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock and, therefore, also will react to variations in the general market for equity securities.

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Like fixed income securities, convertible securities are investments that provide for a stable stream of income with generally higher yields than common stocks. Of course, like all fixed income securities, there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. However, there can be no assurance of capital appreciation because securities prices fluctuate.

Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

Unlike a convertible security, which is a single security, a synthetic convertible security is comprised of distinct securities that together resemble convertible securities in certain respects. Synthetic convertible securities are typically created by combining non-convertible bonds or preferred stocks with warrants or stock call options. The options that will form elements of synthetic convertible securities may be listed on a securities exchange or on the National Association of Securities Dealers Automated Quotation System (the "NASDAQ") or may be privately traded. The components of a synthetic convertible security generally are not offered as a unit and may be purchased and sold by the Fund at different times. Synthetic convertible securities differ from convertible securities in certain respects, including that each component of a synthetic convertible security has a separate market value and responds differently to market fluctuations. Investing in synthetic convertible securities involves the risk normally involved in holding the securities comprising the synthetic convertible security.

NON-GUARANTEED MORTGAGE PASS-THROUGH SECURITIES. Non-guaranteed mortgage pass-through securities are structured similarly to GNMA, FNMA and FHLMC mortgage pass-through securities and are issued by private issuers such as originators of and investors in mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. These securities usually are backed by a pool of conventional fixed rate or adjustable rate mortgage loans. Since private mortgage pass-through securities typically are not guaranteed by an entity having the credit status of GNMA, FNMA or FHLMC, such securities generally are structured with one or more types of private credit enhancement. See "Credit Enhancement."

COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOs"). CMOs are a type of bond secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations. CMOs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. CMOs separate mortgage pools into different components, usually short-, medium- and long-term components. These components may enable investors, such as the Funds, more accurately to

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predict the pace at which principal will be returned. Each such component, often referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Typically, CMOs are collateralized by GNMA, FNMA or FHLMC certificates, but they also may be collateralized by whole loans or private mortgage pass-through securities (collectively referred to herein as "underlying mortgage assets"). Interest is paid or accrues on all CMOs on a monthly, quarterly or semi-annual basis. Principal prepayments on the underlying mortgage assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Certain CMOs may have variable or floating interest rates and others may be stripped (securities that provide only the principal or interest feature of the underlying security, or some portion thereof). The Funds may invest in various CMO tranches, but will not invest in interest-only obligations (commonly known as "IOs") or inverse floating rate obligations.

REAL ESTATE MORTGAGE INVESTMENT CONDUITS ("REMICS"). REMICs are entities that qualify and elect treatment as such under provisions of the Code. They issue multiple-class real estate mortgage-related securities. REMICs may take several forms, such as trusts, partnerships, corporations, associations or segregated pools of assets. Once REMIC status is elected and obtained, the entity is generally not subject to federal income taxation. Instead, income is passed through the entity and is taxed to the person or persons who hold interests in the REMIC. A REMIC interest must consist of one or more classes of "regular interests," some which may offer adjustable rates, and a single class of "residual interests." To qualify as a REMIC, substantially all of the assets of the entity must be invested in assets directly or indirectly secured principally by an interest in real property and certain other permitted investments. The Funds may invest in "regular interests," but will not invest in "residual interests."

ADJUSTABLE RATE MORTGAGE SECURITIES ("ARMS"). ARMs are mortgage-related securities that represent a right to receive interest payments at a rate that is adjusted to reflect the interest earned on a pool of mortgage loans bearing variable or adjustable rates of interest. Because the interest rates on ARMs are reset in response to changes in a specified market index, the values of such securities tend to be less sensitive to interest rate fluctuations than the values of fixed-rate securities. ARMs typically contain maximum and minimum rates beyond which the mortgage interest rate may not vary over the lifetime of the security. If interest rates change more than the permitted maximum or minimum level, the value of an ARM could increase or decrease substantially. In addition, certain ARMs provide for additional limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. Alternatively, certain ARMs may contain limitations on changes in the required monthly payment. In the event that a monthly payment is not sufficient to pay the interest accruing on such an adjustable rate mortgage, any such excess interest is added to the principal balance of the mortgage loan, which is repaid through future monthly payments. If the monthly payment for such an adjustable rate mortgage exceeds the sum of the interest accrued at the applicable mortgage interest rate and the principal payment required at such point to amortize the outstanding principal balance over the remaining term of the loan, the excess is utilized to reduce the then outstanding principal balance of the adjustable rate mortgage.

COMMERCIAL MORTGAGE-RELATED SECURITIES. RCS Fund may invest up to 20% of its total assets in commercial mortgage-related securities. DSF Fund may invest in commercial mortgage-related securities, but as a matter of fundamental policy, does not have a similar investment restriction.

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Commercial mortgage-related securities are securities that represent an interest in, or are secured by, mortgage loans secured by commercial property such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties and cooperative apartments, hotels and motels, nursing homes, hospitals and senior living centers. The commercial based-related securities market is relatively new and in terms of total outstanding principal amount of issues is relatively small compared to the total size of the market for residential mortgage-related securities.

Commercial mortgage-related securities are generally structured similarly to pass-through securities or to CMOs, although other structures are possible. They may pay fixed or adjustable rates of interest. Commercial mortgage-related securities have been issued in public or private transactions by a variety of public and private issuers.

The commercial mortgage loans that underlie commercial mortgage-related securities have certain distinct risk characteristics. Commercial mortgage loans generally lack standardized terms, which may complicate their structure. Commercial properties themselves tend to be unique and are more difficult to value than single family residential properties. Commercial mortgage loans also tend to have shorter maturities than residential mortgage loans, and may not be fully amortizing, meaning that they have a significant principal balance, or "balloon" payment, due on maturity. Assets underlying commercial mortgage-related securities may relate only to a few properties or a single property. The risk involved in single property financings is highly concentrated. In addition, commercial properties, particularly industrial and warehouse properties, are subject to environmental risks and the burdens and costs of compliance with environmental laws and regulations. At the same time, commercial mortgage-related securities may have a lower prepayment risk than residential mortgage-related securities, because commercial mortgage loans generally prohibit or impose penalties on prepayments of principal. In addition, commercial mortgage-related securities often are structured with some form of credit enhancement to protect against potential losses on the underlying mortgage loans. See "Credit Enhancement," below.

CREDIT ENHANCEMENT. Mortgage-related securities that are not issued or guaranteed by the U.S. government or one of its agencies or instrumentalities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying mortgages to make payments, such securities may contain elements of credit support. Such credit support falls in two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, designed to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default is designed to ensure ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through subordination of other debt, guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The degree of credit support provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets. There can be no assurance that credit support will be sufficient to ensure the timely payment of principal and/or interest. Delinquencies or losses in excess of those anticipated could adversely affect the return on

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investment in such a security. The Funds will not pay any separately stated fees for such credit support, although the existence of credit support may increase the price of a security.

INVESTMENTS IN FOREIGN DEBT INSTRUMENTS

When it believes that appropriate opportunities for investment are available, RCS Fund may invest up to 67% of its total assets in foreign debt instruments. Foreign debt instruments are defined as debt instruments of all sorts (including bank deposits) that are (i) denominated in the currencies of foreign countries or in multinational currency units, and (ii) emerging market debt instruments. Eurodollar bonds, Eurodollar certificates of deposit, Yankee bonds and other obligations denominated in U.S. dollars (other than emerging market debt instruments) will not be treated as foreign securities for purposes of the overall limitation on the Fund's investment in foreign securities. A bank deposit will be deemed a foreign investment if the deposit is denominated in a currency other than U.S. dollars. Under normal market conditions, RCS Fund will invest at least 65% of its total assets in issuers located in not less than three different countries, including the U.S.; securities of issuers in any one foreign country (other than the U.S.) will represent no more than 45% of the Fund's total assets.

As a matter of fundamental policy, DSF Fund is not required to maintain a minimum or maximum allocation of investments in foreign debt instruments. Further, as a matter of fundamental policy, DSF Fund's investments are denominated in the U.S. dollar, except that DSF Fund may invest up to 25% of its total assets at the time of investment in non-U.S. dollar denominated securities, with no more than 10% of its total assets at the time of investment in securities denominated in the currencies of emerging market countries and no more than 5% of its total assets at the time of investment in securities denominated in any one emerging market country currency.

SOVEREIGN DEBT. The Funds may invest in debt securities of foreign governments and governmental entities ("Sovereign Debt"). Investments in such securities involve special risks. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt, and in turn the Funds' net asset values, to a greater extent than the volatility inherent in domestic fixed income securities.

A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders and the political constraints to which a sovereign debtor may be subject. These risks may be comparatively greater in emerging market countries than in developed foreign market countries. Political changes or a deterioration of a country's domestic economy or balance of trade may also affect the willingness of countries to service their Sovereign Debt. Governments debtors could default on their Sovereign Debt. Such sovereign debtors also may be dependent on expected disbursements from foreign governments, multilateral agencies and other entities abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a sovereign debtor's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend Funds to the sovereign debtor, which may further impair such debtor's ability or willingness to timely service its debts.

The occurrence of political, social or diplomatic changes in one or more of the countries issuing Sovereign Debt could adversely affect each Fund's investments. Emerging markets in particular are faced with social and political issues, and some of them have experienced high rates of inflation in recent years and have extensive internal debt. Among other effects, high inflation and internal debt service requirements may adversely affect the cost and availability of future domestic sovereign borrowing to finance governmental programs, and may have other adverse social, political and economic consequences. Political changes or a deterioration of a country's domestic economy or balance of trade may affect the willingness of countries to service their Sovereign Debt. Although Dresdner RCM intends to manage each Fund in a manner that is intended to reduce the exposure to such risks, there can be no assurance that adverse political changes will not cause the Fund to suffer a loss of interest or principal on any of its holdings.

In recent years, some of the emerging market countries in which the Funds expect to invest have encountered difficulties in servicing their Sovereign Debt obligations. Some of these countries have withheld payments of interest and/or principal of Sovereign Debt securities. These difficulties have also led to agreements to restructure external debt obligations - in particular, commercial bank loans - typically by rescheduling principal payments, reducing interest rates and extending new credits to finance interest payments on existing debt. In the future, holders of emerging market Sovereign Debt securities may be requested to participate in similar rescheduling of such debt. Certain emerging market countries are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt; such moratoria currently are in effect in certain emerging market countries. There is no bankruptcy proceeding by which Sovereign Debt on which an emerging market government has defaulted may be collected in whole or in part. Furthermore, there can be no assurance that the holders of commercial bank debt would not contest payments to the holders of debt securities issued by foreign governments in the event of default by those governments under commercial bank loan agreements.

The ability of emerging market governments to make timely payments on their Sovereign Debt is likely to be influenced strongly by a country's balance of trade and its access to trade and other international credits. A country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of such commodities. Increased protectionism on the part of a country's trading partners could also adversely affect its exports. Such events could diminish a country's trade account surplus, if any. To the extent that a country receives payment for its exports in currencies other than hard currencies, its ability to make hard currency payments could be affected.

Investors should also be aware that certain Sovereign Debt instruments in which the Funds may invest involve great risk. As noted above, Sovereign Debt issued by emerging market governments generally is deemed to be the equivalent in terms of quality to securities rated below investment grade by Moody's and S&P. Such securities are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions. Some of such securities, with respect to which the issuer currently may not be paying interest or may be in payment default, may be comparable to securities rated D by S&P or C by Moody's. The Funds may have difficulty disposing of and valuing certain Sovereign Debt obligations because there may be a limited trading market for such securities. To the extent that there is no liquid secondary market for any of these securities, the Funds anticipate that such securities could be sold only to a limited number of dealers or institutional investors, who may not be willing to purchase such securities at prices that the Funds believe reflects their fair value.

BRADY BONDS. As part of its investment in foreign securities, RCS Fund may invest up to 20% of its total assets in emerging market debt instruments. DSF Fund may invest no more than 10% of its total assets at the time of investment in securities denominated in the currencies of emerging market countries and no more than 5% of its total assets at the time of investment in securities denominated in any one emerging market country currency. The Funds' investments in emerging market debt instruments also may include Brady Bonds. "Brady Bonds" are debt securities issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the World Bank and the International Monetary Fund ("IMF"). The Brady Plan framework, as it has developed, contemplates the exchange of commercial bank debt for newly issued Brady Bonds. Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. The World Bank and/or the IMF may support the restructuring by providing funds pursuant to loan agreements or other arrangements which enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount.

Agreements implemented under the Brady Plan are designed to achieve debt and debt service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt, which carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount from the face value of such debt (generally known as discount bonds), bonds bearing an interest rate which increases over time and bonds issued in exchange for the advancement of new money by existing lenders. Regardless of the stated face amount and stated interest rate of the various types of Brady Bonds, the Funds will purchase Brady Bonds in secondary markets, as described below, in which the price and yield to the investor reflect market conditions at the time of purchase.

Certain Brady Bonds have been collateralized as to principal due at maturity by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds. Collateral purchases are financed by the IMF, the World Bank and the debtor nations' reserves. In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course. In addition, interest payments on certain types of Brady Bonds may be collateralized by cash or high grade securities in amounts that typically represent between 12 and 18 months of interest accruals on these instruments with the balance of the interest accruals being uncollateralized. Brady Bonds are often viewed as having the following valuation components: (i) the collateralized repayment of principal, if any, at final maturity, (ii) the collateralized interest payments, if any, (iii) the uncollateralized interest payments and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative. The Funds may purchase Brady Bonds with no, or limited, collateralization, and will be relying for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds. Brady Bonds issued to date are purchased and sold in secondary markets through U.S. securities dealers and other financial institutions and are generally maintained through European transnational securities depositories. Many of the Brady Bonds and other Sovereign Debt in which the Funds invest are likely to be acquired at a discount. See "Taxation."

EMERGING MARKET DEBT INSTRUMENTS. The Funds may invest in emerging market debt instruments that Dresdner RCM determines to be suitable investments for the Fund without regard to ratings, subject to the requirement that, for RCS Fund, the average dollar-weighted quality of all securities held must be AA or Aa (or their equivalent) or better by Moody's or S&P and, for DSF Fund, the dollar-weighted average portfolio quality must be investment grade, based on ratings by Moody's or S&P. Currently, the substantial majority of emerging market debt instruments are of below investment grade quality. Such securities are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions. See "Lower Rated and Unrated Instruments."

Historically, the markets of emerging market countries have been more volatile than the markets of the U.S. and developed foreign countries; however, such markets often have provided higher rates of return to investors. In addition, movements of emerging market currencies historically have had little correlation with movements of developed foreign market currencies. Some emerging market nations have currencies whose values are closely linked to the U.S. dollar. Emerging market nations may also issue debt denominated in U.S. dollars.

It is unlikely that the Funds will invest in debt instruments in all emerging market countries at any time. Moreover, investing in some emerging markets currently may not be desirable or feasible, due to lack of adequate custody arrangements for the Fund's assets, overly burdensome repatriation and similar restrictions, the lack of organized and liquid securities markets, unacceptable political risks, poor value of investments in those markets relative to investments in other emerging markets, in developed foreign markets or in the U.S., or for other reasons.

As their economies and their markets grow and mature, some countries that currently may be characterized by the Fund as emerging markets may be deemed by Dresdner RCM to be developed foreign markets. In the event that Dresdner RCM deems a particular country a developed foreign market, any investment in securities issued by that country's government or by an issuer located in that country would not be subject to the Fund's overall limitation on investments in emerging market debt instruments.

OTHER SOVEREIGN-RELATED DEBT. In addition to Brady Bonds, the Funds may invest in other sovereign-related fixed income securities. Such obligations may include, but are not limited to, participations and assignments in sovereign bank loans, restructured external debt that has not undergone a Brady Bond-style debt exchange, and internal government debt such as Mexican Treasury Bills known as Certificados de la Tesoreira ("CETES"), Argentinian Bonos del Tescro ("BOTE"), Bonos de Inversion y Crocimiento-Quinta Seris ("BIC V") and Venezuelan zero coupon notes.

The sovereign-related income securities in which the Funds may invest generally consist of obligations issued or backed by foreign governments (including states, provinces, cantons and municipalities), or central banks in foreign countries. Sovereign-related income securities also include debt obligations of supranational entities, which include international organizations designated or backed by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.

Sovereign-related income securities also include income securities of "quasi-governmental agencies" and income securities denominated in multinational currency units of an issuer (including supranational issuers). Income securities of quasi-governmental agencies are issued by entities owned by either a national, state or equivalent government or are obligations of a political unit that is not backed by the national government's full faith and credit and general taxing powers.

RESTRUCTURING INVESTMENTS. The Funds may invest a portion of their assets in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of Sovereign Debt. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or Brady Bonds) and the issuance by that entity of one or more classes of securities ("Restructuring Investments") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Restructuring Investments to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to Restructuring Investments is dependent on the extent of the cash flow on the underlying instruments. Because Restructuring Investments of the type in which the Funds anticipate they will invest typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments.

The Funds are permitted to invest in a class of Restructuring Investments that is either subordinated or not subordinated to the right of payment of another class. Subordinated Restructuring Investments typically have higher yields and present greater risks than unsubordinated Restructuring Investments.

Certain issuers of Restructuring Investments may be deemed to be "investment companies" as defined in the Investment Company Act of 1940 (the "1940 Act"). As a result, the Funds' investment in these Restructuring Investments may be limited by the restrictions contained in the 1940 Act or the Code. Restructuring Investments are typically sold in private placement transactions, and there currently is no active trading market for Restructuring Investments.

YANKEE BONDS. The Funds may invest in U.S. dollar denominated bonds sold in the United States by non-U.S. issuers ("Yankee bonds"). As compared with bonds issued in the United States, such bond issues normally carry a higher interest rate but are less actively traded.

COMMERCIAL BANK OBLIGATIONS. Obligation of foreign branches of U.S. banks and foreign banks are obligations of the issuing bank and may be general obligations of the parent bank. Such obligations, however, may be limited by the terms of a specific obligation or by government regulation. As with investment in non-U.S. securities in general, investment in the obligations of foreign branches of U.S. banks and of foreign banks may subject the Fund to investment risks that are different in some respects from those of investments in obligations of domestic issuers, including domestic commercial bank obligations.

CURRENCY EXCHANGE TRANSACTIONS. In order to take or hedge foreign currency risk associated with its portfolio securities, or for other risk management or investment purposes, the Funds may engage in a variety of currency transactions. The Funds will conduct currency exchange transactions either on a spot (that is, cash) basis at the rate prevailing in the currency exchange market or by entering into forward contracts to purchase or sell currency. In addition, the Funds may purchase and sell futures on foreign currency and put and call options on such futures, exchange-traded put and call options on foreign currency, over-the-counter put and call options on foreign currency, swaps, caps, floors and collars based on one or more currencies or on currency exchange rates, and structured instruments whose return or payments are based, in whole or in part, on the value of one or more foreign currencies.

Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates, and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention or failure to intervene by U.S. or foreign governments or central banks or by currency controls or political developments in the U.S. or abroad. The Funds will evaluate currencies on the basis of fundamental economic criteria (e.g., relative inflation and interest rate levels and trends, growth rate expectations, balance of payments status and economic policies) as well as technical and political data.

A forward currency contract involves an obligation to purchase or sell a specific currency for an agreed-upon price at an agreed-upon date, which may be any fixed number of days from the date of the contract agreed upon by the parties. At or before the maturity of a forward contract, a

Fund either may sell a portfolio security and make delivery of the currency, or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency which it is obligated to deliver. If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or loss to the extent that movement has occurred in forward contract prices. Should forward prices decline during the period between a Fund's entering into a forward contract for the sale of a currency and the date that it enters into an offsetting contract for the purchase of the currency, the Fund will gain to the extent that the price of the currency that it has agreed to sell exceeds the price of the currency that it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent that the price of the currency that it has agreed to purchase exceeds the price of the currency that it has agreed to sell. Each Fund will segregate cash or liquid securities to cover its obligations under forward currency transactions, except to the extent the Fund owns the foreign currency or has otherwise covered the obligation.

The cost to the Funds of engaging in currency transactions varies with such factors as the currency involved, the length of the contract period and the market conditions then prevailing. Because transactions in currency exchange are usually conducted on a principal basis, no fees or commissions are involved. However, dealers in foreign currency earn a profit (or loss) based on the difference between the prices at which they buy and sell currency. The use of forward currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future.

The Funds may use foreign currency options under the same circumstances that they could use forward currency exchange transactions. A decline in the dollar value of a foreign currency in which a Fund's securities are denominated, for example, will reduce the dollar value of the securities, even if their value in the foreign currency remains constant. In order to protect against such diminution in the value of securities that it holds, the Funds may purchase put options on the foreign currency. If the value of the currency does decline, the Funds will have the right to sell the currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its securities that otherwise would have resulted. Conversely, if a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, the Funds may purchase call options on the particular currency. The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates. The benefit to the Funds derived from the purchase of foreign currency options, like the benefit derived from other types of options, will be reduced by the amount of the premium and related transaction costs. In addition, if currency rates do not move in the direction or to the extent anticipated, the Funds could sustain losses on transactions in foreign currency options that would require them to forego a portion or all of the benefits of advantageous changes in exchange rates.

Although the foreign currency market may not necessarily be more volatile than the markets in other commodities, the foreign currency market offers less protection against defaults in the forward trading of currencies than is available when trading in currencies occurs on an exchange. Because a forward currency contract is not guaranteed by an exchange or clearing-house, default on the contract by the counterparty would deprive the Funds of unrealized profits or force the Funds to cover their commitments for the purchase or resale, if any, at the current market price.

In addition, if a devaluation is generally anticipated, the Funds may not be able to contract to sell the currency at a price above the anticipated devaluation level.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Funds may purchase and sell futures contracts and put and call options on such futures contracts with respect to currencies, interest rates and financial indexes. The Funds will enter into such transactions for hedging, risk management and other investment purposes permitted under the rules and regulations of the Commodity Futures Trading Commission (the "CFTC") and the SEC.

Except for cash-settled futures contracts, which are discussed below, a futures contract purchase creates an obligation by the purchaser to take delivery of the underlying commodity or financial instrument in a specified delivery month at a stated price. A futures contract sale creates an obligation by the seller to deliver the type of commodity or financial instrument called for in the contract in a specified delivery month for a stated price. The specific instruments delivered or taken, respectively, at settlement date may not be determined until at or near that date. The determination is made in accordance with the rules of the exchange on which the futures contract sale or purchase was made. An index futures contract is similar, except that the parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck.

Although some futures contracts by their terms call for actual delivery or acceptance of commodities or securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity and the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and experiences a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the purchaser entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, the purchaser realizes a loss. Closing transactions with respect to futures contracts are effected on the exchange on which the contract was entered into (or a linked exchange).

The purchase (that is, assuming a long position) or sale (that is, assuming a short position) of a futures contract differs from the purchase or sale of a security, in that no price or premium is paid or received. Instead, an amount of cash or U.S. Treasury bills generally not exceeding 5% of the contract amount must be deposited with the broker. This amount is known as initial margin. Subsequent payments to and from the broker, known as variation margin, are made on a daily basis as the price of the underlying futures contract fluctuates making the long and short positions in the futures contract more or less valuable, a process known as "marking to market." At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position, which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid or released by the broker, and the purchaser realizes a loss or gain. In addition, a commission is paid on each completed purchase and sale transaction.

Futures contracts are traded only on commodity exchanges - known as "contract markets" - approved for trading by the CFTC, and must be executed through a futures commission merchant or brokerage firm that is a member of the relevant contract market. In addition, futures contracts that are traded on a foreign futures exchange may be purchased or sold on that exchange.

The Funds may purchase and write put and call options on futures contracts in order to hedge all or a portion of its investments and may enter into closing purchase transactions with respect to options written by the Fund in order to terminate existing positions. There is no guarantee that such closing transactions can be effected at any particular time or at all. In addition, daily limits on price fluctuations on exchanges on which a Fund conducts its futures and options transactions may prevent the prompt liquidation of positions at the optimal time, thus subjecting the Fund to the potential of greater losses.

An option on a futures contract, as contrasted with the direct investment in such a contract, gives the purchaser of the option the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time on or before the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accomplished by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs). With respect to options purchased by a Fund, there are no daily cash payments made by the Fund to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of the Fund.

The use of futures contracts for risk management purposes is limited by the fact that the 1940 Act treats long futures positions as if they involved a borrowing by the Fund in the amount of the contract unless the Fund has segregated on a mark-to-market basis with respect to its obligation under the futures contract. Consequently, these non-segregated futures contracts will be subject to each Fund's limitation on borrowings, which limit the aggregate of such transactions (including dollar rolls, reverse repurchase agreements and certain swap contracts as well as more traditional borrowings) to 33-1/3% of RCS Fund's total assets and 30% of DSF Fund's total assets. Likewise, unless short positions are covered or the Fund has segregated assets with respect to such positions, such positions would be treated as borrowings and would be similarly limited. In addition, under CFTC regulations, each Fund may not purchase or sell futures contracts or purchase or sell options on futures contracts for risk management purposes, except for closing purchase and sale transactions, if immediately thereafter the sum of the amount of margin deposits on a Fund's outstanding risk management positions in futures and options on futures contracts and the amount of premiums paid for outstanding options on futures would exceed 5% of the market value of the Fund's net assets. Transactions entered into solely for bona fide hedging purposes do not count toward this 5%.

INVESTMENTS IN SECURITIES OF SUPRANATIONAL ENTITIES

The Funds may also invest in securities issued by supranational entitles. Supranational entities are international organizations that are organized or supported by one or more government entities to promote economic reconstruction or development and by international banking institutions and related government agencies. Supranational entities in which the Funds invest include the World Bank, The Asian Development Bank, the European Economic Community, the European Investment Bank, the European Coal and Steel Community, Eurofima, Euratom, Council of Europe, the European Bank for Reconstruction and Development, the International Finance Corporation and the Nordic Investment Bank. Investments in securities issued by supranational entities will be deemed to be government securities for purposes of each Fund's investment limitations, but will be subject to the Fund's overall limitation on investment in foreign securities only if such securities are denominated in a foreign currency or in a multinational currency unit.

DEVELOPMENT AND SHORT-TERM INVESTMENTS

The Funds retain the flexibility to respond promptly to changes in market conditions. During times when Dresdner RCM believes a temporary defensive posture in the market is warranted, including times involving international, political or economic uncertainty, the Funds may hold cash (U.S. dollars and foreign currencies) and/or invest any portion or all of its assets in high quality money market instruments. It is impossible to predict when or for how long the Funds will employ defensive strategies, and to the extent it is so invested, the Funds may not achieve their investment objectives. Where Dresdner RCM believes that such investments are an appropriate part of a Fund's overall investment strategy, the Fund also may hold or invest, for investment purposes, all or a portion of its assets in any of the following: cash (U.S. dollars, foreign currencies or multinational currency units), short-term government securities, commercial paper, bank certificates of deposit and other bank deposits, time deposits, bankers' acceptances and repurchase agreements related to any of the foregoing.

Money market instruments that a Fund may acquire will be securities rated in the two highest short-term rating categories by Moody's or S&P (or the equivalent from another major rating service) or will be of comparable quality as determined by Dresdner RCM. Money market instruments in which the Funds typically expect to invest include: U.S. government securities; bank obligations (including certificates of deposit, time deposits and bankers' acceptances of U.S. or foreign banks); commercial paper; and repurchase agreements.

The Funds may enter into repurchase agreement transactions with certain member banks of the Federal Reserve System or with certain dealers listed on the Federal Reserve Bank of New York's list of reporting dealers. A repurchase agreement is a contract under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price on an agreed-upon date. Under the terms of a typical repurchase agreement, a Fund would acquire an underlying obligation for a relatively short period (usually not more than seven days) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. Under each repurchase agreement, the selling institution will be required to maintain the value of the securities subject to the repurchase agreement at not less than their repurchase price. Repurchase agreements could involve certain risks in the event of a default or insolvency of the seller, including possible delays or restrictions on a Fund's ability to dispose of the underlying securities. In evaluating these potential risks, Dresdner RCM, acting under the supervision of the Fund's Board of Directors, and on an ongoing basis, monitors
(1) the value of the collateral underlying each repurchase agreement to ensure that the value is at least equal to the total amount of the repurchase obligation, including interest, and (2) the creditworthiness of the banks and dealers with which a Fund enters into repurchase agreements.

RISKS AND SPECIAL INVESTMENT METHODS

In addition to investment in U.S. and foreign securities, the Funds may, but are not required to, utilize various investment techniques for hedging, risk management and other investment purposes. These investment techniques may include investment in securities that bear risks that are different from or greater than the risks of investment in high quality U.S. debt instruments. These investment techniques may include, but are not limited to, any or all of the following: currency exchange transactions; forward contracts on foreign currency; purchase of when-issued and delayed delivery securities; borrowing and leverage; dollar rolls; repurchase and reverse repurchase agreements; purchase and sale of futures contracts on currencies, interest rates, securities and financial indexes, including options of any such futures contracts; purchase and writing of options contracts on currencies, interest rates, repayment rates, individual securities and financial indexes (including indexes of securities), whether exchange-traded or over-the-counter; entering into swaps, caps, floors and collars on currencies, interest rates, repayment rates, individual securities, and financial indexes (including indexes of securities); purchase and sale of structured instruments and other indexed financial instruments; lending securities; short sales of any instrument that may be purchased by a Fund; purchase and sale of asset-backed securities; purchase and sale of lower rated and unrated instruments; purchase and sale of non-publicly traded and illiquid securities; and purchase and sale of convertible securities and synthetic convertible securities. Although these investment practices entail risks and could result in losses to the Funds, such techniques are generally accepted by modern portfolio managers and are regularly utilized by many investment companies and other institutional investors in order to facilitate achievement of their investment objectives. Although Dresdner RCM believes that these investment techniques may assist the Funds in achieving their investment objectives, no assurance can be given that the Funds will achieve their investment objectives or that the use of such techniques will be successful. Any or all of the investment techniques available to Dresdner RCM described below may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, since the use of any investment technique is a function of numerous variables, including market conditions.

The following describes in greater detail certain types of investment practices in which Dresdner RCM proposes to engage from time to time, and the risks associated with each of those practices. It should be noted that new types of mortgage-related securities, asset-backed securities, derivative instruments and other investment and hedging practices are developed from time to time and that, consistent with each Fund's investment objectives, policies and restrictions, a Fund expects to invest in those new types of securities and to engage in those new types of investment practices if Dresdner RCM believes that these investments and investment techniques may assist the Fund in achieving its investment objectives.

NON-DIVERSIFICATION

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


Because the Funds are "non-diversified" investment companies, they may invest a higher percentage of their assets in securities of a single issuer or of a limited group of issuers than a diversified company. By potentially investing their assets in the obligations of a smaller number of issuers, the Funds may be more susceptible than a more widely diversified Fund to economic, political or regulatory events related to such issuers.

FOREIGN SECURITIES AND TRANSACTIONS

FOREIGN SECURITIES GENERALLY. Investments in securities of companies and governments of foreign nations offer potential benefits, but also involve certain significant risks that are in addition to the usual risks associated with domestic debt instruments. For example, the value of investments in such securities may fluctuate, based on changes in the value of one or more foreign currencies relative to the U.S. dollar, and a change in the exchange rate of one or more foreign currencies could reduce the value of certain portfolio securities. As discussed below under "Foreign Currency Transactions," each Fund may employ certain investment techniques to hedge its foreign currency exposure; however, such techniques also entail certain risks.

In addition, there may be less publicly available information about a foreign issuer than a domestic issuer. Foreign issuers generally are not subject to accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic issuers. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable domestic issuers. In addition, with respect to certain foreign countries, the possibility exists of expropriation, nationalization, revaluation of currencies, confiscatory taxation and limitations on foreign investment, and the use or removal of funds or other assets of a Fund, including the withholding of dividends and limitations on the repatriation of currencies. In addition, the Funds may experience difficulties or delays in obtaining or enforcing judgments. Foreign securities may be subject to foreign government taxes that could reduce the yield on such securities. Foreign securities may be traded on an exchange in the home country, an exchange in another country or over-the-counter in one or more countries. Most foreign securities markets, including over-the-counter markets, have substantially less volume and may be subject to less government supervision than U.S. securities markets, and securities of many foreign issuers may be less liquid and more volatile than securities of comparable domestic issuers. In addition, there is generally less government regulation of securities exchanges, securities dealers and listed and unlisted companies in foreign countries than in the U.S.

Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct and complete such transactions. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to a Fund due to subsequent declines in the value of the portfolio security or, if the Fund has entered into a contract to sell that security, could result in possible liability to the purchaser. Delays in settlement could adversely affect a Fund's ability to implement its investment strategies and to achieve its investment objectives. Furthermore, the costs associated with transactions in securities traded on foreign markets or of foreign issuers, and the expense of maintaining custody of such securities with foreign custodians, generally are higher than the costs associated with transactions in U.S. securities on U.S. markets.

Investment in debt securities of foreign governments may also present special risks. For example, the issuer of such debt securities may be unwilling to repay principal and/or interest when due in accordance with the terms of such debt, or may be unable to make such repayments when due in the currency required under the terms of the debt. Political and social events also may have a greater impact on the price of debt securities issued by foreign governments than on the price of U.S. securities. In the event that required payments on debt securities issued by foreign governments are not made on a timely basis, the Funds may have limited legal recourse.

EMERGING MARKET DEBT INSTRUMENTS. There are special risks associated with investments in emerging market debt instruments that are in addition to the usual risks of investing in debt securities of developed foreign markets around the world, and investors are strongly advised to consider those risks carefully. The securities markets of emerging market countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and developed foreign markets. Disclosure and regulatory standards in many respects are less stringent than in the U.S. and developed foreign markets. There also may be a lower level of monitoring and regulation of securities markets in emerging market countries and the activities of investors in such markets, and enforcement of existing regulations may be extremely limited. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain emerging market countries. Economies in emerging markets generally are heavily dependent upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries in which they trade. In addition, custodial services and other costs relating to investment in foreign markets may be more expensive in emerging markets than in many developed foreign markets, which could reduce the Fund's income from such securities. Finally, because publicly traded debt instruments of emerging markets represent a relatively recent innovation in the world debt markets, there is little historical data or related market experience concerning the attributes of such instruments under all economic, market and political conditions.

In many cases, governments of emerging market countries continue to exercise a significant degree of control over the economies of such countries, and government actions concerning the economy may adversely affect issuers within those countries. Government actions relative to the economy, as well as economic developments generally, may also affect a given country's international foreign currency reserves. Fluctuations in the level of these reserves affect the amount of foreign exchange readily available for external debt payments and thus could have a bearing on the capacity of issuers of emerging market debt instruments to make payments on their debt obligations, regardless of their financial condition. In addition, there is a heightened possibility of expropriation or confiscatory taxation, imposition of withholding taxes on interest payments, or other similar developments that could affect investments in those countries. While Dresdner RCM intends to manage the Funds in a manner that will attempt to reduce the exposure to such risks, there can be no assurance that adverse political changes will not cause the Funds to suffer a loss of interest or principal on any of its holdings.

The Funds may invest in emerging market debt securities that are rated below investment grade. Such securities are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations, and investment in these securities could expose the Funds to additional risks. See "Lower Rated and Unrated Securities."

INVESTMENTS IN A PARTICULAR FOREIGN COUNTRY. RCS Fund may invest up to 45% of its total assets in the securities of governmental and corporate issuers located in a single foreign country, subject to the Fund's overall limitation on holdings of foreign securities. Investments in such issuers will subject RCS Fund, to a greater extent than if investment in any one country were more limited, to the risks of adverse developments in the securities markets, in exchange rates, and in social, political or economic events that may occur in those countries. Because RCS Fund's overall investment in emerging market debt instruments is limited to 20% of its total assets, no more than 20% of the Fund's total assets may be invested in securities of issuers in any single emerging market country. In addition, for purposes of these percentage limitations, the term "securities" does not include foreign currencies, which means that the Fund could have more than 45% of its total assets denominated in any particular currency.

As a fundamental investment policy, DSF Fund may invest no more than 5% of its total assets at the time of investment in securities denominated in any one emerging market country currency.

FOREIGN CURRENCY TRANSACTIONS. Because investment in foreign issuers usually will involve currencies of foreign countries, the value of the assets of a Fund as measured in U.S. dollars will be affected by changes in foreign currency exchange rates. If the currency in which a security is denominated appreciates against the U.S. dollar, the dollar value of the security will increase, and conversely, a decline in the exchange rate of the currency normally would adversely affect the value of the security expressed in dollars. Similarly, a decline in interest rates on debt obligations generally increases the value of debt obligations, and conversely, an increase in interest rates generally decreases the value of such obligations.

In most cases, the issuer of debt securities in which a Fund will invest will be domiciled in the country in whose currency those debt securities are denominated. In some cases, however, an issuer of fixed income securities purchased by a Fund may be domiciled in a country other than the country in whose currency the instrument is denominated. In addition, the Funds may invest in securities denominated in multi-currency units.

The Funds may hold foreign currency received in connection with investments in foreign securities when, in the judgment of Dresdner RCM, it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relative exchange rate. The Funds also may engage in spot (i.e., cash) transactions in foreign currency. If a Fund decides to hold foreign currencies, the interest rate that the Fund will be able to earn on such foreign currencies may be greater or less than the interest rate then available on U.S. dollars and the Fund will incur costs in connection with conversions between various currencies.

In addition, in order to take or hedge foreign currency risk associated with its portfolio securities, or for other risk management or investment purposes, the Funds may engage in a variety of currency transactions. These investment techniques include forward transactions in foreign currency; purchase and sale of futures on foreign currency and options on such futures; purchase and sale of exchange-traded options on foreign currency; purchase and sale of over-the-counter options on foreign currency; purchase and sale of swaps, caps, floors and collars based on one or more currencies or on currency exchange rates; and purchase and sale of structured instruments whose return or payments are based, in whole or in part, on the value of one or more foreign currencies. The risks associated with forward transactions in foreign currency are discussed below. For a discussion of the risks of other types of transactions used to increase or reduce foreign currency risk, see "Futures Contracts and Options on Futures Contracts," "Options Transactions;" "Swaps, Caps, Floors, and Collars;" and "Structured Instruments."

A forward currency contract involves an obligation to purchase or sell a specific currency for an agreed-upon price at an agreed-upon date, which may be any fixed number of days from the date of the contract agreed upon by the parties. If a Fund has entered into a forward currency contract obligating the Fund to sell a foreign currency, at or before the maturity of that forward contract, the Fund either may sell a portfolio security and make delivery of the currency, or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or loss to the extent that movement has occurred in the relative value of a foreign currency. Should the relative value of a foreign currency decline during the period between a Fund's entering into a forward contract for the sale of that currency and the date that it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent that the price of the currency that it has agreed to sell exceeds the price of the currency that it has agreed to purchase. Should the relative value of that currency increase, the Fund will suffer a loss to the extent that the price of the currency that it has agreed to purchase exceeds the price of the currency that it has agreed to sell. The Funds will maintain a segregated custodial account of cash or liquid, high grade debt securities to cover their obligations under forward currency transactions except to the extent that the Fund owns the currency underlying the contract or has otherwise covered its obligations.

The cost to the Funds of engaging in currency transactions varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because spot and forward transactions in currency exchange are usually conducted on a principal basis, no fees or commissions are involved. The use of forward currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In addition, although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currency, at the same time, they limit any potential gain that might result should the value of the currency increase. Further, forward currency contracts are not traded on exchanges, and thus they may only be cancelled through an arrangement with the original counterparty, although they may be offset with a corresponding transaction with another counterparty, if such an arrangement is available.

The value of the assets of each Fund as measured in U.S. dollars will be affected by changes in foreign currency exchange rates. Currency exchange rates may fluctuate significantly over short periods of time causing, together with other factors, the value of the Fund's assets to fluctuate as well. To the extent that a substantial portion of a Fund's total assets, adjusted to reflect the

Fund's net position after giving effect to currency transactions, is denominated in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries. In addition, to the extent that RCS Fund is fully invested up to its 67% limit in foreign securities while also maintaining currency positions, it may be exposed to greater combined risk. This combined risk is not as great for DSF Fund, which, as a fundamental investment policy, may invest up to 25% of its total assets in non-U.S. dollar denominated securities. Changes in currency exchange rates also may affect the value of dividends and interest earned by the Funds and gains and losses realized by the Funds.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

The Funds may purchase securities on a when-issued basis, or may purchase or sell securities for delayed delivery. In when-issued or delayed delivery transactions, delivery of the securities and the corresponding payments occurs beyond normal settlement periods. No payment or delivery will be made by a Fund prior to the actual delivery or payment by the other party to the transaction. A Fund will not accrue income with respect to a when-issued or delayed delivery security prior to its stated delivery date. To the extent that a Fund does not establish with its custodian a segregated account consisting of cash, U.S. government securities or other liquid high grade debt obligations, in an amount equal to the amount of the Fund's when-issued and delayed delivery purchase commitments, such commitments will be treated as "senior securities" for purposes of the Asset Coverage Test under the 1940 Act. See "Prospectus - Risk Factors - Use of Borrowing and Leverage." Placing securities rather than cash in the segregated account may have a leveraging effect on a Fund's net asset value per share; that is, to the extent that the Fund remains substantially fully invested in securities at the same time that it has committed to purchase securities on a when-issued or delayed delivery basis, greater fluctuations in its net asset value per share may occur than if it had set aside cash to satisfy its purchase commitments. Securities purchased on a when-issued or delayed delivery basis may expose the Funds to risk because the securities may experience fluctuations in value prior to their delivery. Purchasing securities on a when-issued or delayed delivery basis can involve the additional risk that the yield available in the market when the delivery takes place may be higher than that obtained in the transaction itself.

BORROWING AND LEVERAGE

Each Fund is authorized to borrow money from banks, other financial institutions or other lenders in an amount up to 33-1/3% for RCS Fund and 30% for DSF Fund of its total assets (including the amount borrowed), less all liabilities and indebtedness other than bank or other borrowings, and may engage without limitation in reverse repurchase agreements and dollar rolls (which are deemed to be "borrowings" under current regulations). RCS Fund also is authorized to borrow an amount not exceeding 5% of its total assets for temporary or emergency purposes, such as for the clearance and settlement of portfolio transactions, provided that the total amount borrowed does not exceed the 33-1/3 % limit. DSF Fund may borrow for temporary or emergency purposes an amount up to an additional 5% of DSF Fund's total assets (not including the amount borrowed). A Fund will only exercise its borrowing authority when Dresdner RCM believes that such borrowings will benefit the Fund, after taking into account considerations such as interest income and possible gains or losses upon liquidation.

Borrowing by a Fund creates an opportunity for increased net income. To the extent the income from securities purchased with borrowings exceeds the interest a Fund will have to pay, the Fund's net income will be greater than if borrowings were not used.

At the same time, borrowing creates special risk considerations. For example, borrowing that enables a Fund to purchase additional portfolio securities may exaggerate changes in the value of the Fund's net assets and in the yield on the Fund's portfolio. Although the principal of such borrowings will be fixed, the Fund's assets may change in value during the time the borrowing is outstanding. Borrowing will create interest expenses for the Fund that could, at times, exceed the income from the assets retained, and the net income of the Fund will be less than if borrowings were not used. In such cases, the amount available for distribution to stockholders as dividends would be reduced. In addition, borrowing may result in higher volatility of the net asset value and market value of each Fund's common stock.

Each Fund expects that some of its borrowings may be made on a secured basis, if the Fund believes that the terms of such borrowings, taken as a whole, would benefit the Fund. In such situations, either the custodian will segregate the pledged assets for the benefit of the lender, or arrangements will be made with either (i) the lender to act as a subcustodian if the lender is a bank or otherwise qualifies as a custodian of investment company assets or (ii) a suitable custodian.

DOLLAR ROLLS AND REVERSE REPURCHASE AGREEMENTS

As part of its strategy to enhance returns, the Funds are authorized to enter into dollar rolls and reverse repurchase agreements.

Each Fund may enter into dollar rolls, in which the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar securities on a specified future date. In the case of dollar rolls involving mortgage-related securities, the mortgage-related securities that are purchased typically will be of the same type and will have the same or similar interest rate and maturity as those sold, but will be supported by different pools of mortgages. The Fund forgoes principal and interest paid during the roll period on the securities sold in a dollar roll, but it is compensated by the difference between the current sales price and the price for the future purchase as well as by any interest earned on the proceeds of the securities sold. The Fund could also be compensated through the receipt of fee income.

Each Fund may also enter into reverse repurchase agreements in which the Fund sells securities to a bank or dealer and agrees to repurchase them at a mutually agreed date and price. Generally, the effect of such a transaction is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of otherwise obtaining the cash.

Each Fund may establish a segregated account with its custodian in which it will maintain cash and/or liquid high grade debt securities equal in value to its obligations in respect to dollar rolls and reverse repurchase agreements. Placing securities rather than cash in the segregated account may have a leveraging effect on the Fund's net asset value per share. See "When-Issued and Delayed Delivery Securities." Also, to the extent that a Fund does not establish such a segregated account with respect to any reverse repurchase agreement or dollar roll, that reverse repurchase agreement or dollar roll will involve leverage and therefore will be considered a "senior security" for purposes of the Asset Coverage Test under the 1940 Act. Dollar rolls and reverse repurchase agreements involve the risk that the market value of the securities that the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a dollar roll or reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

REPURCHASE AGREEMENTS

Each Fund is authorized to enter into repurchase agreements, wherein the seller sells a security to the Fund and agrees to repurchase that security from the Fund at an agreed-upon future date, normally the next business day. These agreements may be made with respect to any of the portfolio securities in which the Fund is authorized to invest. The resale price reflects the agreed-upon rate of return for the period the Fund holds the security and is not related to the coupon rate on the purchased security. The Fund requires maintenance of the market value of the collateral in amounts at least equal to the resale price; thus, risk is limited to the ability of the seller to pay the agreed-upon amount on the delivery date. However, if the seller defaults, realization upon the collateral by the Fund may be delayed or limited or the Fund might incur a loss if the value of the collateral securing the repurchase agreement declines, and the Fund might incur disposition costs in connection with liquidating the collateral.

Repurchase agreements facilitate portfolio management and allow a Fund to earn additional revenue. The Fund will enter into repurchase agreements in order to increase liquidity or as a temporary investment while the Fund is evaluating the acquisition of suitable long-term investments.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

The Funds may purchase and sell various kinds of futures contracts, and may purchase and write call and put options on any of such futures contracts. The futures contracts may be based on various securities (such as U.S. government securities), securities indexes, interest rates, prepayment rates, foreign currencies or other financial instruments or indexes.

The Funds will engage in transactions in futures and options on futures for hedging, risk management and other investment purposes. When futures and options on futures are used for risk management purposes, the Funds will generally take long or short positions in futures contracts (or purchase options thereon) in order to increase their exposure to a particular market, market segment or foreign currency. For example, if Dresdner RCM wants to increase the Fund's exposure to long-term U.S. government securities, Dresdner RCM may cause the Fund to take long positions in futures contracts on U.S. Treasury bonds. Sometimes this will be done in connection with the segregation of cash, U.S. government and other high quality securities in an amount, marked-to-market daily, equal to the Fund's obligation under the future contracts, thereby producing a synthetic security (e.g., a U.S. Treasury bond). In other cases, the Fund will only deposit initial and variation margin as required by relevant CFTC regulations and the rules of the contract markets (in which case they will be considered senior securities for purposes of the Asset Coverage Test under the 1940 Act). Because the Fund will then be obligated to purchase U.S. Treasury bonds at a set price on a future date, the Fund's net asset value will fluctuate with the value of the U.S. Treasury bonds in a manner similar to the effects of securities purchased on a then-issued or delayed delivery basis. See "When-Issued and Delayed Delivery Securities." A Fund can also increase its exposure to foreign currencies and other markets through risk management policies involving futures on foreign currencies and futures on securities or interest rate indexes, respectively. Risk management transactions may have the effect of providing a degree of investment leverage, particularly when a Fund does not segregate assets equal to its obligation under the contract since the futures contracts (or options on futures contracts) will increase or decrease in value at a rate which is a multiple of the rate of increase or decrease in the value of the initial and variation margin that a Fund is required to deposit. As a result, the value of the Fund's portfolio may at times be more volatile than the value of comparable portfolios that do not engage in risk management transactions. See "Borrowing and Leverage."

The purchase and sale of futures contracts and options on futures contracts involve risk. Thus, while the Funds may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in less favorable overall performance for the Funds than if they had not entered into any futures contracts or options transactions. Losses incurred in transactions in futures contracts and options on futures contracts and the costs of these transactions will affect a Fund's performance, and losses from investing in futures transactions are potentially unlimited. In addition, positions in futures contracts and options on futures contracts may be closed out only on the exchange or board of trade on which they were entered into, and no assurance can be given that an active market will exist for a particular contract or option at any particular time. To the extent a Fund engages in futures and related options transactions for hedging purposes, there is a risk of imperfect correlation between movements in the price of the futures contract or option and movements in the price of the security, currency or instrument that is the subject of the hedge.

OPTIONS TRANSACTIONS

The Funds may purchase and sell put and call options on currencies, interest rates, prepayment rates, individual securities, indexes of securities, or other financial instruments or indexes. The Funds may purchase or write both exchange-traded and over-the-counter options. The Funds expect to use options for hedging, risk management and other investment purposes.

An option is created when the writer grants to the purchaser an option to purchase or sell a particular currency, security, index of securities, or other index at a specified price (the "exercise price") in return for payment of a specified amount (the "option premium"). A call option gives the holder the right, but not the obligation, to purchase at or until a specified time (the "expiration date") the underlying currency or instrument (or, in the case of an index, to receive payments linked to changes in the price of the index) by paying the exercise price. A put option generally conveys to the holder the right to sell at or until the option expiration date the underlying currency or instrument (or, in the case of an index, to receive payments linked to a decrease in the price of the index below a certain level) at the exercise price. American-style options may be exercised at any point prior and including the expiration date; European-style options may be exercised only on the expiration date. The Funds may purchase and sell both American-style and European-style options.

Successful use by the Funds of options will depend on the accuracy of Dresdner RCM assumptions concerning movements in the direction of the security, currency or index underlying the option used as a hedge. For example, when a Fund writes an option, the Fund receives a premium, but could be required to purchase or sell the underlying currency, security or index at a disadvantageous price, thereby incurring losses. The purchase of an option may constitute an effective hedge against price fluctuations in the underlying currency, security or index; however, in the event of price movements adverse to the Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs. The benefit to the Fund derived from purchase of an option will be reduced by the amount of the premium and related transaction costs.

With respect to exchange-traded options, the ability of a Fund to engage in closing transactions with respect to options that the Fund has purchased or written depends on the existence of a liquid secondary market. In a closing purchase or sale transaction, the Fund acquires a position that offsets and cancels an options position then held by the Fund. There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If the Fund is unable to effect a closing transaction with respect to an option it has written, the Fund may not be able to offset the risk associated with such option, or may be able to do so only at a disadvantageous price. Similarly, if the Fund is unable to effect a closing sale transaction with respect to any option that it has purchased, the Fund would have to exercise the option in order to realize any profit on the options position, and would incur transaction costs.

In addition, the Funds may purchase and sell options over-the-counter with broker-dealers or other financial institutions that make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers or others acting as counterparty in such transactions will not, or may not be able to, fulfill their obligations. If a Fund purchases an over-the-counter option and the counterparty defaults, it may be unable to exercise the option and may suffer a loss.

The writing and purchase of options is a highly specialized activity that involves investment techniques and risks different from and potentially greater than those associated with ordinary portfolio securities transactions. The successful use of options for hedging purposes depends in part on the accuracy of Dresdner RCM's assumptions concerning future price fluctuations and the degree of correlation between the options and the securities markets. If Dresdner RCM is incorrect in its determination of the direction or the extent of the movement of the yield differential, the investment performance of the Fund may be less favorable than it would have been in the absence of such options transactions.

SWAPS, CAPS, FLOORS AND COLLARS

The Funds may enter into swaps, caps, floors and collars on various securities (such as U.S. government securities), securities indexes, interest rates, prepayment rates, foreign currencies or other financial instruments or indexes, for both hedging and non-hedging purposes. While swaps, caps, floors and collars (sometimes hereinafter collectively referred to as "swap contracts") are different from futures contracts (and options on futures contracts) in that swap contracts are individually negotiated with specific counterparties, the Funds will use swap contracts for purposes similar to the purposes for which it uses options, futures and options on futures. Those uses of swap contracts (i.e., risk management and hedging) present the Funds with risks and opportunities similar to those associated with options contracts, futures contracts and options on futures. See "Futures Contracts and Options on Futures Contracts," "Options Transactions."

Swap contracts typically involve an exchange of obligations by two sophisticated parties. For example, in an interest rate swap, a Fund may exchange with another party their respective rights to receive interest, such as an exchange of fixed rate payments for floating rate payments. Currency swaps involve the exchange of respective rights to make or receive payments in specified currencies.

Caps, floors and collars are variations on swaps. The purchase of a cap entitles the purchaser to receive a principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of an interest rate floor entitles the purchaser to receive payments on a notional principal amount from the party selling the floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interests or values. Caps, floors and collars are similar in many respects to over-the-counter options transactions, and may involve investment risks that are similar to those associated with options transactions and options on futures contracts.

Because swap contracts are individually negotiated, they remain the obligation of the respective counterparties, and there is a risk that a counterparty will be unable to meet its obligations under a particular swap contract. If a counterparty defaults on a swap contract with a Fund, the Fund may suffer a loss. To address this risk, the Fund will usually enter into interest rate swaps on a net basis, which means that the two payment streams (one from the Fund to the counterparty, one to the Fund from the counterparty) are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Interest rate swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps entered into on a net basis would be limited to the net amount of the interest payments that the Fund is contractually obligated to make. If the other party to an interest rate swap defaults, a Fund's risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive. In contrast, currency swaps and other types of swaps may involve the delivery of the entire principal value of one designated currency or financial instrument in exchange for the other designated currency or financial instrument. Therefore, the entire principal value of such swaps may be subject to the risk that the other party will default on its contractual delivery obligations.

In addition, because swap contracts are individually negotiated and ordinarily non-transferable, there also may be circumstances in which it would be impossible for a Fund to close out its obligations under the swap contract. Under such circumstances, the Fund might be able to negotiate another swap contract with a different counterparty to offset the risk associated with the first swap contract. Unless the Fund is able to negotiate such an offsetting swap contract, the Fund could be subject to continued adverse developments, even after Dresdner RCM has determined that it would be prudent to close out or offset the first swap contract.

As with futures contracts, when the Funds use swap contracts for risk management purposes, they are not necessarily required to segregate assets (on a marked-to-market basis) to cover its contractual obligations under a swap contract. In those cases, the swap contract will have the effect of providing a degree of investment leverage similar to the leverage associated with non-segregated futures contracts. See "Futures Contracts and Options on Futures Contracts." Also, when a Fund does not segregate to cover its contractual obligations under a swap contract, the amount of each Fund's contractual obligation (calculated daily on a marked-to-market basis) generally will be treated as a senior security for purposes of the Asset Coverage Test under the 1940 Act.

The use of swaps involves investment techniques and risks different from and potentially greater than those associated with ordinary portfolio securities transactions. If Dresdner RCM is incorrect in its expectations of market values, interest rate or currency exchange rates, the investment performance of the Funds would be less favorable than it would have been if this investment technique were not used.

STRUCTURED INSTRUMENTS

The Fund may invest, from time to time, in one or more structured instruments. Structured instruments are debt securities issued by agencies of the U.S. government (such as GNMA, FNMA, and FHLMC), banks, corporations and other business entities whose interest and/or principal payments are indexed to certain specific foreign currency exchange rates, interest rates or one or more other reference rates (the "embedded index"). Structured instruments frequently are assembled in the form of medium-term notes, but a variety of forms are available and may be used in particular circumstances.

The terms of such structured instruments provide that their principal and/or interest payments are adjusted upwards or downwards (but ordinarily not below zero) to reflect changes in the embedded index while the structured instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments.

While structured instruments may offer the potential for a favorable rate of return from time to time, they also entail certain risks. Structured instruments may be less liquid than other debt securities, and the price on structured instruments may be more volatile. If the value of the embedded index changes in a manner other than that expected by Dresdner RCM, principal and/or interest payments on the structured instrument may be substantially less than expected. In some cases, depending on the terms of the embedded index, a structured instrument may provide that the principal and/or interest payments may be adjusted below zero; however, each Fund will not invest in structured instruments if the terms of the structured instrument provide that the

Fund may be obligated to pay more than its initial investment in the structured instrument, or to repay any interest or principal that has already been collected or paid back. In addition, many structured instruments may not be registered under the federal securities laws. In that event, a Fund's ability to resell such a structured instrument may be more limited than its ability to resell other portfolio securities. See "Non-Publicly Traded and Illiquid Securities." In addition, although structured instruments may be sold in the form of a corporate debt obligation, they may not have some of the protections against counterparty default that may be available with respect to publicly traded debt securities (i.e., the existence of a trust indenture). In that respect, the risks of default associated with structured instruments may be similar to those associated with swap contracts. See "Swaps, Caps, Floors and Collars." There can be no assurance that a Fund's investments in structured instruments will be consistent with the Fund's investment objective of maintaining volatility of the Fund's net asset value comparable to that of high quality, intermediate term U.S. debt securities.

LENDING SECURITIES

The Funds may also seek to increase their income by lending portfolio securities. Any such securities loans will be secured by collateral in cash, cash equivalents, U.S. government securities or such other collateral as may be permitted under each Fund's investment program and by regulatory agencies. While the securities loan is outstanding, the Funds will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. Alternatively, a loan of a particular security may be structured as a sale of that security with a corresponding agreement to repurchase it at a later date; in that case, the Funds would not receive the equivalent of the interest or dividends paid by the issuer on the securities. A Fund may experience loss or delay in the recovery of its securities if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with that Fund. The Funds are authorized to lend securities they hold to brokers, dealers and other financial organizations deemed creditworthy by Dresdner RCM, but it will not lend securities to any affiliate of Dresdner RCM, unless the Fund applies for and receives specific authority to do so from the SEC.

SHORT SALES

The Funds may make short sales of instruments that it may purchase for its portfolio. A short sale is a transaction in which a Fund sells an instrument that it does not own in anticipation that the market price will decline. The Funds expect to make short sales both as a form of hedging to offset potential declines in long positions and in order to maintain portfolio flexibility.

When a Fund makes a short sale, it must borrow the security sold short and deliver it to the counterparty. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities. Short sales expose the Fund to the risk that it will be required to cover its short position at a time when the securities have appreciated in value, thus resulting in a loss.

Each Fund's obligation to replace the borrowed security will be secured by collateral deposited with the lender of the security, who is usually a broker-dealer, and/or with the Fund's custodian. Depending on arrangements made with the broker-dealer from whom it borrowed the security regarding payment of any payments received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral.

A Fund will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of its total assets. The Funds also may make short sales "against the box" without respect to such limitations. In this type of short sale, at the time of the sale, a Fund owns or has the immediate and unconditional right to acquire at no additional cost the identical security.

ASSET-BACKED SECURITIES

The Funds may invest in asset-backed securities. Asset-backed securities involve securitization techniques similar to those used to develop mortgaged-related securities, as applied to a broad range of other assets. Various types of assets, primarily automobile and credit card receivables and home equity loans, can be securitized in pass-through structures similar to mortgage pass-throughs or in a pay-through structure similar to the CMO structure.

In general, the collateral supporting asset-backed securities is of shorter maturity than mortgage loans, and in some cases may be less likely to experience substantial prepayments. As with mortgage-related securities, asset-backed securities are often backed by a pool of assets representing obligations of a number of different parties and use similar credit enhancement techniques. See "Credit Enhancement."

Certain asset-backed securities may expose the Funds to risks that are not present in mortgage-related securities, resulting mainly from the fact that asset-backed securities do not usually contain the complete benefit of a security interest in the underlying assets (e.g., credit card receivables). For example, credit card receivables generally are unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, including the bankruptcy laws, some of which may reduce the ability to obtain full payment. In the case of automobile receivables, due to various legal and economic factors, proceeds from repossessed collateral may not always be sufficient to support payments on these securities.

New instruments and variations of asset-backed securities continue to be developed. The Funds may invest in any such instruments or variations, to the extent consistent with its investment objectives, policies and restrictions and applicable regulatory requirements.

LOWER RATED AND UNRATED INSTRUMENTS

Each Fund's investments, including its investments in emerging market debt instruments, may consist of securities that are unrated or that are rated below investment grade (securities rated BB+ or lower by S&P or Ba1 or lower by Moody's, or equivalently rated by another nationally recognized rating service). Securities rated below investment grade (and comparable unrated securities) are the equivalent of high yield, high risk bonds, commonly known as "junk bonds." Non-investment grade securities are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse business, financial, economic or political conditions.

The market values of lower quality debt securities tend to reflect individual developments of the issuer to a greater extent than do higher quality securities, which react primarily to fluctuations in the general level of interest rates. In addition, lower quality debt securities tend to be more sensitive to economic conditions and generally have more volatile prices than higher quality securities. Certain emerging markets governments that issue lower quality debt securities are among the largest debtors to commercial banks, foreign governments and supranational organizations such as the World Bank, and may not be able or willing to make principal and/or interest payments as they come due. See "Foreign Securities Generally."

The rating of a debt security may change over time. S&P and Moody's monitor and evaluate the ratings assigned to debt securities on an ongoing basis. As a result, debt securities held by a Fund could receive a higher rating (which would tend to increase their value) or a lower rating (which would tend to decrease their value) during the time they are held by the Fund. If a security owned by a Fund is downgraded below either BBB- by S&P, or below Baa3 by Moody's, Dresdner RCM will monitor such security and will determine whether to sell it, based on factors it considers relevant, potentially including, but not limited to, the size of the investment, the relative risk to the Fund, the depth of the trading market, whether a loss or a gain will result or any other relevant factors.

When a Fund invests in low-rated and unrated instruments, achievement of the Fund's investment objectives is more dependent upon Dresdner RCM analysis than would be the case if the Fund were investing in higher-rated instruments.

NON-PUBLICLY TRADED AND ILLIQUID SECURITIES

The Funds may invest, without limitation, in both U.S. and foreign securities that are not registered under the federal securities laws and are not publicly traded in the U.S. ("non-publicly traded securities"). Some of these securities may be traded on foreign securities exchanges or in foreign over-the-counter markets and some may be eligible for resale only to "qualified institutional buyers" under Rule 144A of the Securities Action of 1933, as amended ("144A Securities"). Although certain 144A Securities may have an active trading market, it is not possible to predict with assurance exactly how the market for securities eligible for resale under Rule 144A will develop. As a result, a Fund's ability to sell non-publicly traded securities may vary from time to time, and the Fund may be forced to sell these securities at less than fair market value or may not be able to sell them when Dresdner RCM believes it desirable to do so. In addition, a Fund may invest in other types of securities that may, from time to time, have limited marketability. Illiquid securities may be subject to wide fluctuations in the market value. The Fund's investments in illiquid securities are subject to the risk that, should the Fund desire to sell any of these securities at a time when a buyer is not available at a price that the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected.

CONVERTIBLE SECURITIES AND SYNTHETIC CONVERTIBLE SECURITIES

Each Fund has authority to invest in convertible securities and synthetic convertible securities.

Convertible securities are fixed income securities that may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have general characteristics similar to both fixed income and equity securities. Although to a lesser extent than with fixed income securities, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks and, therefore, also will react to variations in the general market for equity securities.

Convertible securities are investments that provide for a stable stream of income with generally higher yields than common stocks. There can be no assurance of current income because the issuers of the convertible securities may default on their obligations. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation. A convertible security, in addition to providing current income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. However, there can be no assurance of capital appreciation because securities prices fluctuate.

Synthetic convertible securities differ from convertible securities in certain respects. Unlike a true convertible security, which is a single security having a unitary market value, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the "market value" of a synthetic convertible is the sum of the values of its fixed income component and its convertibility component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations. Investing in synthetic convertible securities involves the risks normally involved in holding the securities comprising the synthetic convertible security.

MANAGEMENT

The officers and directors of the Funds and their principal occupations for at least the last five years are set forth below, with those directors of each Fund who are "interested persons" of the Fund (as defined in the 1940 Act) indicated by asterisk. Unless otherwise indicated, the address of each such person is Four Embarcadero Center, San Francisco, California 94111.

DSF FUND

----------------------------------------------------------------------------------------------------------------------
NAME (AGE)                               POSITION HELD WITH THE FUND            PRINCIPAL OCCUPATION(S) DURING THE
                                                                                PAST 5 YEARS
----------------------------------------------------------------------------------------------------------------------
James J. Foley (77)                      Director since 1986                    Faculty Member, Harvard Graduate
60 Pond Street                                                                  School of Business (1952-1990).
Belmont, MA 02178                                                               Consultant to the School's MBA
                                                                                Admissions Board (since January
                                                                                1991); Consultant to Courier Corp.
                                                                                (publishing) (since 1995).
----------------------------------------------------------------------------------------------------------------------
Jeffery S. Rudsten (52)                  Director since 2000                    From 1978 to 1999 Principal (1981),
P.O. Box 963                                                                    Senior Managing Director (1997-99),
Ross, CA  94957                                                                 and Head of Fixed Income Department
                                                                                (1997-99), Dresdner RCM; Director,
                                                                                RCM Strategic Global Government
                                                                                Fund, Inc. (1994 to 1996).
----------------------------------------------------------------------------------------------------------------------
Theodore J. Coburn (48)                  Director and Chairman of the Board     Partner, Brown, Coburn & Co. (since
116 East 68th Street                     since 2000                             1991); Director, Dresdner RCM Global
New York, NY  10021                                                             Funds, Inc. (since 2000); Chairman
                                                                                and Director, Dresdner RCM
                                                                                Investment Funds Inc. (since 1991);
                                                                                Education Associate, Harvard
                                                                                University Graduate School of
                                                                                Education (since 1996); Director,
                                                                                Nicholas-Applegate Fund, Inc. (since
                                                                                1987), Measurement Specialties, Inc.
                                                                                (designer and manufacturer of sensor
                                                                                and sensor-based consumer products)
                                                                                (since 1995), Video Update, Inc.
                                                                                (retail video sales) (since 1997),
                                                                                Belenos, Inc. (network consulting)
                                                                                (since 1998), and Ariel Corporation
                                                                                (technology network communications
                                                                                equipment)  (since 1998); Trustee,
                                                                                Nicholas-Applegate Mutual Funds
                                                                                (since 1992).
----------------------------------------------------------------------------------------------------------------------
Luke D. Knecht* (47)                     Director and President since 1999      Member of Board of Managers and
                                                                                Managing Director, Dresdner RCM
                                                                                (since 1998); Chairman and
                                                                                President, RCM Strategic Global
                                                                                Government Fund, Inc. (since 1999);
                                                                                Executive Director, Russell Reynolds
                                                                                Associates (global executive
                                                                                recruiting firm) (1995-1997);
                                                                                Chairman, Caywood Scholl Capital
                                                                                Management (institutional
                                                                                fixed-income investment adviser)
                                                                                (since 1998).
----------------------------------------------------------------------------------------------------------------------


                                      39


----------------------------------------------------------------------------------------------------------------------
Stephen K. West* (72)                    Director since 1997                    Partner, Sullivan & Cromwell
42 Old Wood Road                                                                (1964-1996); Of Counsel, Sullivan &
Bernardsville, NJ  07924                                                        Cromwell (since 1997); Director,
                                                                                AMVESCAP plc, First ING Life
                                                                                Insurance Company of New York (since
                                                                                1997), Swiss Helvetia Fund, Inc.
                                                                                (since 1996) and Pioneer Funds
                                                                                (since 1995).
----------------------------------------------------------------------------------------------------------------------
Phillip Goldstein (55)                   Director since 2000                    Since 1992, has managed investments
60 Heritage Drive                                                               for a limited number of clients and
Pleasantville, NY 10570                                                         has served as the portfolio manager
                                                                                and president of the general partner
                                                                                of Opportunity Partners, a private
                                                                                investment partnership. Director,
                                                                                Clemente Strategic Value Fund
                                                                                (1998-2000), The Mexico Equity and
                                                                                Income Fund (since 2000), and The
                                                                                Italy Fund (since 2000).
----------------------------------------------------------------------------------------------------------------------
Glen Goodstein (37)                      Director since 2000                    Since 1992 has managed investments
16830 Adlon Road                                                                for a limited number of clients;
Encino, CA 91436                                                                held several executive positions
                                                                                with Automatic Data Processing (1988
                                                                                - 1996); Director, The Italy Fund
                                                                                (since 2000).
----------------------------------------------------------------------------------------------------------------------
Andrew Dakos (34)                        Director since 2000                    Private investor; Vice President -
14 Mill Street                                                                  Sales, UVitec Printing Ink, Inc.
Lodi, NJ07644                                                                   (since 1997); Sales Manager
                                                                                (1992-1997).
----------------------------------------------------------------------------------------------------------------------
Robert J. Goldstein (38)                 Secretary since April, 1998            Director and General Counsel,
                                                                                Dresdner RCM (since July 2001);
                                                                                Director and Associate General
                                                                                Counsel, Dresdner RCM (January 1997
                                                                                - June 2001); Associate, Weil,
                                                                                Gotshal & Manges (1990 - 1996).
----------------------------------------------------------------------------------------------------------------------
Jennie M. Klein (36)                     Treasurer since April, 1998            Fund Administrator of Dresdner RCM
                                                                                (since July 1998); Manager,
                                                                                Commingled Fund Services (1994 -
                                                                                June 1998).

----------------------------------------------------------------------------------------------------------------------

* Indicates "interested persons" of DSF Fund, as defined in the 1940 Act. Mr. Knecht is an "interested person" of DSF Fund because of his affiliation with DSF Fund's investment adviser. Mr. West is an "interested person" of DSF Fund because of his affiliation with DSF Fund's counsel, Sullivan & Cromwell.

RCS FUND


----------------------------------------------------------------------------------------------------------------------
NAME (AGE)                               POSITIONS HELD WITH THE FUND        PRINCIPAL OCCUPATION(S) DURING THE
                                                                             PAST 5 YEARS
----------------------------------------------------------------------------------------------------------------------
Luke D. Knecht* (47)                     Chairman and President since        Member of Board of Managers and
----------------------------------------------------------------------------------------------------------------------


                                      40


----------------------------------------------------------------------------------------------------------------------
                                         1999                                Managing Director, Dresdner RCM (since
                                                                             1998); Chairman and President, RCM
                                                                             Strategic Global Government Fund, Inc.
                                                                             (since 1999); Executive Director,
                                                                             Russell Reynolds Associates (1995 -
                                                                             1997) (global executive recruiting
                                                                             firm); Chairman, Caywood Scholl
                                                                             Capital Management (since 1998)
                                                                             (institutional fixed-income investment
                                                                             adviser).
----------------------------------------------------------------------------------------------------------------------
James M. Whitaker (58)                   Director and Vice Chairman of the   Attorney at Law, sole practitioner
                                         Board since 1994                    (since 1972).
----------------------------------------------------------------------------------------------------------------------
Francis E. Lundy (63)                    Director since 1994                 Chairman and President, Technical
                                                                             Instrument - San Francisco (since
                                                                             1976); Vice President, Zygo
                                                                             Corporation (1996 - 1999) (technology
                                                                             manufacturing and sales); Director,
                                                                             Industrialex Manufacturing Corp.
                                                                             (since June 2000) (coating and
                                                                             application techniques for electronics
                                                                             industry).
----------------------------------------------------------------------------------------------------------------------
Gregory S. Young (44)                    Director since 2001                 Principal, Teton Capital Management
                                                                             (since 1990) (private equity venture
                                                                             capital).
----------------------------------------------------------------------------------------------------------------------
George A. Rio (46)+                      Chief Financial Officer since 1998  Senior Vice President, Business Development at BISYS Fund Services, an affiliate of
                                                                             Funds Distributors, Inc. ("FDI") (since
                                                                             April 2001); Executive Vice President and
                                                                             Client Service Director of FDI (April 1998
                                                                             to April 2001); Senior Vice President and
                                                                             Senior Key Account Manager for Putnam
                                                                             Mutual Funds (June 1995 - March 1998).
----------------------------------------------------------------------------------------------------------------------
Robert J. Goldstein (38)                 Secretary since 2000                Director and General Counsel, Dresdner
                                                                             RCM (since July 2001); Director and
                                                                             Associate General Counsel, Dresdner
                                                                             RCM (January 1997 to June 2001);
                                                                             Associate with the law firm of Weil,
                                                                             Gotshal & Manges (September 1990 -
                                                                             December 1996).
----------------------------------------------------------------------------------------------------------------------
Steven L. Wong (34)                      Treasurer since 2000                Assistant Director and Manager of Fund
                                                                             Administration, Dresdner RCM
                                                                             (since December 1994).
----------------------------------------------------------------------------------------------------------------------


                                     41


----------------------------------------------------------------------------------------------------------------------
                                                                             Ropes & Gray (January 1986 - July
                                                                             1996).
----------------------------------------------------------------------------------------------------------------------
Karen Jacoppo-Wood (34)+                 Vice President and Assistant        Counsel and an officer of certain
                                         Secretary since 1998                investment companies distributed or
                                                                             administered by BISYS Fund Services, an
                                                                             affiliate of FDI (since April 2001);
                                                                             Vice President and Senior Counsel of
                                                                             FDI and an officer of certain investment
                                                                             companies distributed by FDI (February
                                                                             1996 to April 2001); Manager of SEC
                                                                             Registration, Scudder, Stevens &
                                                                             Clark, Inc. (June 1994 - January 1996).
----------------------------------------------------------------------------------------------------------------------
Mary A. Nelson (37)+                     Vice President and Assistant        Senior Vice President and an officer of
                                         Treasurer since 1998                certain investment companies distributed
                                                                             or administered by BISYS Fund Services,
                                                                             an affiliate of FDI (since April 2001);
                                                                             Senior Vice President and Manager of
                                                                             Financial Services of FDI (May 2000 to
                                                                             April 2001); Vice President and Manager
                                                                             of Operations and Treasury Services of
                                                                             FDI and an officer of certain investment
                                                                             companies distributed by FDI (August 1994
                                                                             - April 2000).
----------------------------------------------------------------------------------------------------------------------
Glen M. Wong (39)                        Assistant Treasurer since 2000      Manager of Fund Administration,
                                                                             Dresdner RCM (since July 1999);
                                                                             Financial Reporting Supervisor at
                                                                             Fremont Mutual Funds, Inc. (July 1996
                                                                             - June 1999); Accountant, The
                                                                             Permanente Medical Group, Inc. (July
                                                                             1995 - July 1996).
----------------------------------------------------------------------------------------------------------------------

* Indicates "interested persons" of RCS Fund, as defined in the 1940 Act. Mr. Knecht is an "interested person" of RCS Fund because of his affiliation with RCS Fund's investment adviser. + The officer's address is 60 State Street, Suite 1300, Boston, Massachusetts 02109.

COMPENSATION TABLE

The following tables set forth the aggregate compensation paid by each Fund for the most recent fiscal year to the directors for service on the Board of Directors and that of all other funds in the "Fund Complex" (as defined in Item 22(a) of Schedule 14A under the Securities Exchange Act of 1934, as amended):

DSF FUND (for the fiscal year ended October 31, 2000)


----------------------------------------------------------------------------------------------------------------------
   NAME OF PERSON AND           AGGREGATE        PENSION OR RETIREMENT     ESTIMATED ANNUAL      TOTAL COMPENSATION
        POSITION            COMPENSATION FROM     BENEFITS ACCRUED AS        BENEFITS UPON       FROM FUND AND FUND
                                  FUND           PART OF FUND EXPENSES        RETIREMENT          COMPLEX * PAID TO
                                                                                                      DIRECTORS
----------------------------------------------------------------------------------------------------------------------
Sir Robert Cotton,               $14,742                  None                   None                $14,742 (1)+
Director & Chairman of
the Board

----------------------------------------------------------------------------------------------------------------------
Theodore J. Coburn,               None                    None                   None                $31,000 (3)+
Director

----------------------------------------------------------------------------------------------------------------------
James J. Foley,                  $19,000                  None                   None                $19,000 (1)+
Director

----------------------------------------------------------------------------------------------------------------------
Jeffery S. Rudsten,               None                    None                   None                   None (1)+
Director

----------------------------------------------------------------------------------------------------------------------
Luke D. Knecht,                   None                    None                   None                   None (2)+
Director and President

----------------------------------------------------------------------------------------------------------------------
Stephen K. West,                 $15,000                  None                   None                $15,000 (1)+
Director

----------------------------------------------------------------------------------------------------------------------

* A Fund Complex consists of investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any other investment companies. Dresdner RCM and certain of its affiliates act as investment advisers to investment companies other than DSF Fund and RCS Fund. Other than Luke D. Knecht and Theodore J. Coburn, none of the DSF Fund Directors serves on the Board of Directors of any other fund in the Fund Complex.
+ Indicates number of funds in the Fund Complex to which aggregate compensation relates.

RCS FUND (for the fiscal year ended January 31, 2001)


----------------------------------------------------------------------------------------------------------------------
   NAME OF PERSON AND           AGGREGATE        PENSION OR RETIREMENT     ESTIMATED ANNUAL      TOTAL COMPENSATION
        POSITION            COMPENSATION FROM     BENEFITS ACCRUED AS        BENEFITS UPON       FROM FUND AND FUND
                                  FUND           PART OF FUND EXPENSES        RETIREMENT          COMPLEX * PAID TO
                                                                                                      DIRECTORS
----------------------------------------------------------------------------------------------------------------------
Luke D. Knecht                    None                    None                   None                 None (2)+
Chairman and President

----------------------------------------------------------------------------------------------------------------------
James M. Whitaker                $14,000                  None                   None                $14,000 (1)+
Director and Vice
Chairman of the Board

----------------------------------------------------------------------------------------------------------------------
Francis E. Lundy                 $14,000                  None                   None                $14,000 (1)+
Director

----------------------------------------------------------------------------------------------------------------------
Gregory S. Young**                None                    None                   None                 None (1)+
Director

----------------------------------------------------------------------------------------------------------------------

* A Fund Complex consists of investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any other investment companies. Dresdner RCM and certain of its affiliates act as investment advisers to investment companies other than RCS Fund and DSF Fund. Other than Luke D. Knecht, none of the RCS Fund Directors serves on the Board of Directors of any other fund in the Fund Complex.
** Mr. Young did not serve as a Director of RCS Fund during fiscal year 2001.
+ Indicates number of funds in the Fund Complex to which aggregate compensation relates.

CONTROL PERSONS

As of September 30, 2001, there were 11,954,566 shares of the DSF Fund outstanding and 30,515,800 shares of the RCS Fund outstanding. On that date, to the knowledge of DSF Fund and RCS Fund, no person "controlled" either of the Funds. For the purposes of this disclosure, "control" means (1) the beneficial ownership, either directly or through one or more controlled companies, of more than 25 percent of the voting securities of a company; (2) the acknowledgment or assertion of either the controlled or controlling party of the existence of control; or (3) an adjudication under Section 2(a)(9) of the 1940 Act, which has become final, that control exists.


THE INVESTMENT MANAGER

The Board of Directors of each Fund has overall responsibility for the operation of such Fund. Pursuant to such responsibility, the Boards have approved various contracts for designated financial organizations to provide, among other things, day to day management services required by the Funds. Each Fund has retained as its investment manager Dresdner RCM, a Delaware limited liability company with principal offices at Four Embarcadero Center, San Francisco, California 94111. Dresdner RCM is actively engaged in providing investment advisory services to institutional and individual clients. Dresdner RCM was established in December of 1998 and is the successor to the business of its holding company, Dresdner RCM Global Investors US Holdings LLC ("US Holdings"). Dresdner RCM was originally formed as Rosenberg Capital Management in 1970, and it and its successors have been consistently in business since then. As of the date of this SAI, the six members of the Board of Managers of Dresdner RCM are William L. Price (Chairman), Gerhard Eberstadt, George N. Fugelsang, Joachim Madler, Susan
C. Gause and Luke D. Knecht.

Dresdner RCM is wholly-owned by US Holdings. US Holdings is a registered investment adviser and is a subsidiary of Dresdner Bank AG ("Dresdner Bank"), an international banking organization headquartered in Frankfurt, Germany, whose principal executive offices are located at Jurgen-Ponto-Platz, 60301 Frankfurt/Main. As of July 23, 2001, Dresdner Bank is a subsidiary of Allianz AG ("Allianz"), whose principal executive offices are located at Koeniginstrasse 28, D-80802, Munich, Germany. The Allianz Group of companies is one of the world's leading financial service providers, offering insurance and asset management products and services through property-casualty insurance, life and health insurance, and financial services business segments. Allianz engages in financial services operations through over 850 subsidiaries with approximately 120,000 employees in more than 70 countries around the world. Allianz had total assets at December 31, 2000 of US $371.9 billion (440.0 billion Euros), net income for the year ended December 31, 2000 of US $2.9 billion (3.5 billion Euros) and total income for the year ended December 31, 2000 of US $65.0 billion (76.9 billion Euros).

Munich Reinsurance, a German re-insurance company and holding company for the Munich Reinsurance Group, currently owns in excess of 25% of the outstanding voting securities of Allianz and, therefore, is presumed to "control" Allianz within the meaning of the 1940 Act. The principal executive offices of Munich Reinsurance are located at 80791 Munich, Germany. Dresdner RCM has informed the Funds that it does not expect Munich Reinsurance to be involved in the management of Dresdner RCM.

Dresdner Bank and Dresdner RCM, by virtue of Dresdner Bank's banking operations in the United States, are subject to U.S. banking laws and regulations. U.S. banking organizations generally may act as advisers to investment companies and may buy and sell investment company shares for their customers. Dresdner RCM believes that it may perform the services contemplated by its investment management agreements with the Funds without violating these banking laws or regulations. In addition, effective March 11, 2000, banking organizations that qualify as and elect to become financial holding companies are permitted to sponsor and distribute the shares of investment companies. Thus, the extent to which Dresdner Bank qualifies and elects to engage in these activities, as well as future changes in legal requirements or regulatory interpretations relating to permissible activities of banking organizations and their affiliates, could affect the nature and scope of services provided to the Funds by Dresdner RCM or its affiliates.

Dresdner RCM provides DSF Fund with investment supervisory services pursuant to investment management agreements, powers of attorney and service agreements dated as of November 1, 1999. Dresdner RCM provides RCS Fund with investment supervisory services pursuant to an investment management agreement dated June 14, 1996.

Dresdner RCM manages each Fund's investments, provides various administrative services and supervises each Fund's daily business affairs, subject to the authority of each Fund's Board of Directors. Dresdner RCM is also the investment manager for Dresdner RCM Large Cap Growth Fund, Dresdner RCM Tax Managed Growth Fund, Dresdner RCM MidCap Fund, Dresdner RCM Small Cap Fund, Dresdner RCM Biotechnology Fund, Dresdner RCM Balanced Fund, Dresdner RCM Global Small Cap Fund, Dresdner RCM Global Technology Fund, Dresdner RCM Global Health Care Fund, Dresdner RCM International Growth Equity Fund, Dresdner RCM Emerging Markets Fund, Dresdner RCM Europe Fund, Dresdner RCM Global Equity Fund and Dresdner RCM Strategic Income Fund, each a series of Dresdner RCM Global Funds, Inc., an open-end management investment company, and Bergstrom Capital Corporation, a closed-end management investment company.

Each Fund's investment management agreement may be renewed from year-to-year after its initial term, provided that any such renewals have been specifically approved at least annually by (i) the vote of a majority of the Board of Directors, including a majority of the directors who are not parties to the investment management agreement or interested persons (as defined in the 1940
Act) of any such person, cast in person at a meeting called for the purpose of voting on such approval, or (ii) the vote of a majority (as defined in the 1940
Act) of the outstanding voting securities of the Fund and the vote of a majority of the directors who are not parties to the contract or interested persons of any such party.

Dresdner RCM bears all expenses related to salaries of its employees and to Dresdner RCM's overhead in connection with its duties under the investment management agreement. Dresdner RCM also pays all directors' fees and salaries of the Fund's directors and officers who are affiliated persons (as such term is defined in the 1940 Act) of Dresdner RCM.

Except for the expenses specifically assumed by Dresdner RCM, each Fund has, under its respective investment management agreement, assumed the obligation for payment of all of its expenses, including, without limitation, fees of the directors not affiliated with Dresdner RCM and board meeting expenses; fees of Dresdner RCM; fees of the Fund's administrator; interest charges; taxes; charges and expenses of the Fund's legal counsel and independent accountants, and of the transfer agent, registrar and dividend reinvestment and disbursing agent of the Fund; expenses of repurchasing shares of the Fund; expenses of printing and mailing share certificates, stockholder reports, notices, proxy statements and reports to governmental offices; brokerage and other expenses connected with the execution, recording and settlement of portfolio security transactions; expenses connected with negotiating, effecting purchases or sales or registering privately issued portfolio securities; fees and expenses of the Fund's custodian and sub-custodians for all services to the Fund, including safekeeping of Funds and securities and maintaining required books and accounts; expenses of calculating and publishing the net asset value of the Fund's shares; expenses of membership in investment company associations, premiums and other costs associated with the acquisition of a mutual fund directors and officers errors and omissions liability insurance policy, expenses of fidelity bonding and other insurance premiums; expenses of stockholders' meetings; SEC and state blue sky registration fees; New York Stock Exchange listing fees; and its other business and operating expenses.

For the services rendered by Dresdner RCM under DSF Fund's investment management agreement, DSF Fund pays to Dresdner RCM a monthly fee equal to the annualized rate of

0.70% of the Fund's average daily net assets up to $100 million and at an annual rate of 0.65% of the Fund's average daily net assets in excess of $100 million during the month. RCS Fund pays to Dresdner RCM a monthly fee equal to the annualized rate of 0.95% of the Fund's average daily net assets during the month.

The total amounts paid to Dresdner RCM by DSF Fund under the Investment Advisory Contract for the last three fiscal years were $706,840, $684,186 and $620,689 for the fiscal years ending October 31, 1998, 1999 and 2000, respectively. The total amounts paid to Dresdner RCM by RCS Fund under the Investment Management Agreement for the fiscal years ending January 31, 1999, 2000 and 2001 were $3,365,871, $3,222,796 and $3,071,337, respectively.

Dresdner RCM has agreed to limit each Fund's expenses as described in the Prospectus. In the event that expenses of a Fund for any fiscal year should exceed the expense limitation on investment company expenses imposed by any statute or regulatory authority of any jurisdiction in which shares of the Fund are qualified for offer and sale, the compensation due Dresdner RCM shall be reduced, and, if necessary, Dresdner RCM shall bear the Fund's expenses to the extent required by such expense limitation.

If Dresdner RCM shall serve for less than the whole of a month, the foregoing compensation shall be prorated.

Each Fund's investment management agreement provides that Dresdner RCM will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the investment management agreement relates, except for liability resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of Dresdner RCM's reckless disregard of its duties and obligations under the investment management agreement.

Each investment management agreement is terminable without penalty on 60 days' written notice by a vote of the majority of the outstanding voting securities of the Fund that is the subject of the investment management agreement, by a vote of the majority of the Board of Directors, or by Dresdner RCM on 60 days' written notice and will automatically terminate in the event of its assignment (as defined in the 1940 Act).

OTHER SERVICE PROVIDERS

DSF FUND

Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, acts as DSF Fund's custodian for assets of DSF Fund held in the United States. DSF Fund's portfolio of securities and cash, when invested in foreign securities, is held by subcustodians who have been approved by the Directors of DSF Fund. Selection of the subcustodians has been made by the Directors of DSF Fund following a consideration of a number of factors, including, but not limited to, the reliability and financial stability of the institution; the ability of the institution to perform capable custodial services for DSF Fund; the reputation of the institution in its national market; the political and economic stability of the countries involved; and risks of potential nationalization or expropriation of DSF Fund assets.

PricewaterhouseCoopers LLP ("PwC"), 160 Federal Street, Boston, Massachusetts 02110, acts as independent accountants for DSF Fund and in such capacity audits DSF Fund's annual financial statements.

RCS FUND

State Street Bank and Trust Company ("State Street") acts as the administrator and custodian for RCS Fund. State Street's principal business address is 1776 Heritage Drive, North Quincy, Massachusetts 02171. EquiServe, 150 Royall Street, Canton, Massachusetts 02021, is RCS Fund's transfer agent.

The custodian is responsible for the safekeeping of RCS Fund's assets and the appointment of any subcustodian banks and clearing agencies. The transfer agent is responsible for, among other things, establishing and maintaining stockholder accounts, issuing certificates for shares of common stock of the Fund (if any), monitoring the number of shares of common stock issued and outstanding from time to time, and effecting payments of dividends and other distributions declared from time to time by the Board with respect to the shares of common stock.

PwC acts as the independent public accountants for RCS Fund. PwC audits financial statements and financial highlights for the Fund and provides other audit, tax and related services. PwC's principal business address is 160 Federal Street, Boston, Massachusetts 02110.

BROKERAGE ALLOCATION AND OTHER PRACTICES

DSF FUND

The primary objective in placing orders for the purchase and sale of securities for DSF Fund's portfolio is to obtain best execution, taking into account such factors as price, commission, size of order, difficulty of execution and skill required of the broker. Purchases and sales of debt securities are usually principal transactions. Such portfolio securities normally are purchased from or sold to issuers directly or dealers serving as market makers for the securities at a net price. Generally, transactions involving debt securities do not involve brokerage commissions. The cost of executing DSF Fund's portfolio securities transactions consists primarily of dealer spreads and underwriting commissions. The DSF Fund will not and has not engaged in transactions with any affiliated person in which such person acts as principal.

For the fiscal years ended October 31, 1998, 1999 and 2000, DSF Fund paid no brokerage commissions.

Brokers that act as agents and dealers that act as principal are subject to regulation by governmental authorities, including the SEC, if they carry on a business dealing in securities.

TURNOVER. DSF Fund's turnover rate is calculated by dividing the lesser of the Fund's sales or purchases of securities during a year (excluding any security the maturity of which at the time of acquisition is one year or less) by the average monthly value of the Fund's securities for the year. Higher turnover rates can result in corresponding increases in the Fund's transaction costs and may result in capital gain. The Fund will not consider turnover rate a limiting factor in making investment decisions consistent with its investment objectives and policies.

RCS FUND

GENERAL. Portfolio transactions on behalf of the Fund are allocated to various brokers and dealers by Dresdner RCM in its best judgment. The primary consideration is prompt and effective execution of orders at the most favorable price. RCS Fund's portfolio securities ordinarily are purchased from and sold to parties acting as either principal or agent. Newly issued securities ordinarily are purchased directly from the issuer or from an underwriter; other purchases and sales usually are placed with those brokers or dealers from which Dresdner RCM determines that the best price or execution will be obtained. In most cases no brokerage commissions, as such, are paid by the Fund for purchases and sales undertaken through principal transactions, although the price paid usually includes an undisclosed compensation to the dealer. The prices paid to underwriters of newly issued securities typically include a concession paid by the issuer to the underwriter, and purchasers of after-market securities from dealers ordinarily are executed at a price between the bid and asked price.

Subject to the considerations above, brokers or dealers may be selected for research, statistical or other services to enable Dresdner RCM to supplement its own research and analysis with the views and information of other securities firms.

Research services furnished by broker-dealers through which RCS Fund effects securities transactions may be used by Dresdner RCM in managing other investment funds and, conversely, research services furnished to Dresdner RCM by broker-dealers in connection with other funds Dresdner RCM advises may be used by Dresdner RCM in advising the Fund. Although it is not possible to place a dollar value on these services, Dresdner RCM is of the view that the receipt of the services should not reduce the overall costs of its research services.

Investment decisions for the Fund are made independently from those of other investment companies managed by Dresdner RCM. If those investment companies or other clients of Dresdner RCM are prepared to invest in, or desire to dispose of, investments at the same time as the Fund, however, available investments or opportunities for sales will be allocated equitably to each client of Dresdner RCM. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund.

For the fiscal years ended January 31, 1999, 2000 and 2001, RCS Fund paid no brokerage commissions. At the end of fiscal year 2001, RCS Fund held securities valued at $5,858,000 of Donaldson, Lufkin & Jenrette Securities Corp., one of RCS Fund's regular broker-dealers.

TURNOVER. RCS Fund's turnover rate is calculated by dividing the lesser of the Fund's sales or purchases of securities during a year (excluding any security the maturity of which at the time of acquisition is one year or less) by the average monthly value of the Fund's securities for the year. Higher turnover rates can result in corresponding increases in the Fund's transaction costs and may result in capital gain. The Fund will not consider turnover rate a limiting factor in making investment decisions consistent with its investment objectives and policies.

REPURCHASE OF SHARES

Each Fund's Board of Directors may consider from time to time repurchases of common stock on the open market or in private transactions or the making of tender offers for common stock. Each Fund may repurchase shares of its common stock in the open market or in privately negotiated transactions when the Fund can do so at prices below their then current net asset value per share on terms that the Board of Directors believes represent a favorable investment opportunity.

No assurance can be given that repurchases and/or tenders will result in each Fund's common stock's trading at a price that is close or equal to net asset value. The market price of the common stock will, among other things, be determined by the relative demand for, and supply of, the common stock in the market, the Fund's investment performance, the Fund's dividends and investor perception of the Fund's overall attractiveness as an investment as compared with other investment alternatives. Each Fund's acquisition of common stock will decrease the total assets of that Fund and therefore have the effect of increasing that Fund's expense ratio. Each Fund may borrow money to finance the repurchase of shares subject to certain limitations. See "Investment Restrictions." Any interest on the borrowings will reduce the Fund's net income. Because of the nature of each Fund's investment objectives, policies and securities holdings, Dresdner RCM consummates common stock repurchases and tenders.

When a tender offer is authorized to be made by a Fund's Board of Directors, it will be an offer to purchase at a price equal to the net asset value of all (but not less than all) of the shares owned by a holder of common stock (or attributed to the stockholder for federal income tax purposes under the Code). A stockholder who tenders all common stock shares owned or considered owned by him, as required, will realize a taxable gain or loss depending upon his basis in his shares. See "Taxation."

The policy of each Fund's Board of Directors with respect to tender offers and to repurchases, which may be changed by the Board of Directors, is that the Fund will not accept tenders or effect repurchases if (1) those transactions, if consummated, would (a) result in the delisting of the common stock from the NYSE or (b) impair the Fund's status as a regulated investment company under the Code; (2) the Fund would not be able to liquidate securities to repurchase common stock in an orderly manner that is consistent with the Fund's investment objectives and policies; or (3) there is, in the Board's judgment, any (a) material legal action or proceeding instituted or threatened challenging the transactions or otherwise materially adversely affecting the Fund, (b) suspension of or limitation on prices for trading securities generally on the NYSE or any exchange on which securities held by the Fund are traded, (c) declaration of a banking moratorium by federal or state authorities or any suspension of payment by banks in the United States, (d) limitation affecting the Fund or issuers of securities held by the Fund imposed by federal, state or local authorities on the extension of credit by lending institutions, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States or (f) other event or condition that would have a material adverse effect on the Fund or its stockholders if shares of common stock were repurchased.

If a Fund liquidates securities in order to repurchase shares of common stock, the Fund may realize gains and losses. See "Taxation." A Fund's turnover rate may or may not be affected by the Fund's repurchases of shares of common stock pursuant to a tender offer.

TAXATION

GENERAL

Each Fund intends for each taxable year to qualify as a "regulated investment company" under the Internal Revenue Code (the "Code"). To so qualify, a Fund must, among other things, (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currency, or certain other income (including but not limited to, gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currency; and (ii) diversify its holdings so that, at the end of each quarter of its taxable year, the following two conditions are met: (a) at least 50% of the value of the Fund's assets is represented by cash, U.S. government securities, securities of other regulated investment companies and other securities with respect to which the Fund's investment is limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets and 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund's assets is invested in securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies). The Treasury Department is authorized to issue regulations to provide that foreign currency gains that are not "directly related" to a Fund's principal business of investing in stock or securities may be excluded from the income that qualifies for purposes of the 90% gross income requirement described above with respect to the Fund's qualification as a "regulated investment company." No such regulations have yet been issued.

If a Fund qualifies as a regulated investment company for any taxable year and makes timely distributions to its stockholders of 90% or more of its net investment income for that year (calculated without regard to its net capital gain, i.e., the excess of its net long-term capital gain over its net short-term capital loss), it will not be subject to federal income tax on the portion of its taxable income for the year (including any net capital gain) that it distributes to shareholders. Investors should consult their own counsel for a complete understanding of the requirements a Fund must meet to qualify to be taxed as a "regulated investment company."

The following discussion assumes a Fund qualifies to be taxed as a regulated investment company. The information set forth below under the headings "Dividends and Distributions," "Sales" and "Backup Withholding" relates solely to the material United States federal tax consequences of owning Fund shares.

DIVIDENDS AND DISTRIBUTIONS

Each Fund intends to make timely distributions of its taxable income (including any net capital gain) so that the Fund will not be subject to federal income taxes. Each Fund also intends to declare and distribute dividends in the amounts and at the times necessary to avoid the application of the 4% federal excise tax imposed on certain undistributed income of regulated investment companies. A Fund will be required to pay the 4% excise tax to the extent it does not distribute to its shareholders during any calendar year an amount equal to the sum of (i) 98% of its ordinary taxable income (excluding foreign currency gains) for the calendar year, (ii) 98% of its capital gain net income and foreign currency gains for the twelve months ending October 31 of such year (or November 30 or December 31 if elected by the Fund) and (iii) any ordinary income or capital gain net income from the preceding calendar year that was not distributed during such year. For this purpose, income or gain retained by a Fund that is subject to corporate income tax will be considered to have been distributed by the Fund by year-end. For federal income and excise tax purposes, dividends declared and payable to stockholders of record as of a date in October, November or December but actually paid during the following January will be taxable to these stockholders for the year declared, and not for the subsequent calendar year in which the stockholders actually received the dividend.

Dividends of a Fund's net ordinary income and distributions of any net realized short-term capital gain are taxable to stockholders as ordinary income. Since each Fund expects to derive substantially all of its gross income from sources other than dividends, it is expected that none of the Fund's dividends or distributions will qualify for the dividends-received deduction for corporations.

Distributions of net capital gain by a Fund to its stockholders will be taxable to the stockholders as long-term capital gains, irrespective of the length of time a stockholder may have held his Fund shares. Any dividend or distribution received by a stockholder on shares of a Fund will have the effect of reducing the net asset value of such shares by the amount of such dividend or distribution. Furthermore, a dividend or distribution made shortly after the purchase of such shares by a stockholder, although in effect a return of capital to that particular stockholder, would be taxable to him as described above. Dividends are taxable in the manner discussed regardless of whether they are paid to the stockholder in cash or are reinvested in additional shares of a Fund.

After the end of the taxable year, a Fund will notify stockholders of the federal income tax status of any distributions made by the Fund to stockholders during such year.

SALES

Any gain or loss arising from a sale of Fund shares generally will be capital gain or loss (except, in certain cases, with respect to a sale by a dealer) and will be long-term capital gain or loss if such stockholder has held such shares for more than one year at the time of the sale; otherwise it will be short-term capital gain or loss. However, if a stockholder has held shares in a Fund for six months or less and during that period has received a distribution of net capital gain, any loss recognized by the stockholder on the sale of those shares during the six-month period will be treated as a long-term capital loss to the extent of such distribution. In determining the holding period of such shares for this purpose, any period during which a stockholder's risk of loss is offset by means of options, short sales or similar transactions is not counted.

Any loss realized by a stockholder on a sale or exchange of shares of a Fund will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the shares are sold or exchanged. For this purpose, acquisitions pursuant to a Fund's dividend reinvestment plan would constitute a replacement if made within such period. If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares acquired.

BACKUP WITHHOLDING

A Fund generally will be required to withhold tax on payments made to a noncorporate stockholder who fails to furnish the Fund with a correct taxpayer identification number, who has been notified by the Internal Revenue Service that such stockholder underreported dividends or interest income, or who fails to certify to the Fund that the stockholder is not subject to such withholding.

UNITED STATES FEDERAL INCOME TAXATION OF A FUND

The following discussion relates to certain material United States federal income tax consequences to a Fund with respect to the determination of its "investment company taxable income" each year.

CURRENCY FLUCTUATIONS. A Fund's transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Such fluctuations could therefore affect the amount, timing and character of distributions to stockholders.

OPTIONS, FUTURES, FORWARD CONTRACTS AND SWAP AGREEMENTS. A Fund's transactions in options, futures contracts, hedging transactions, forward contracts, straddles and foreign currencies will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to stockholders.

OTHER TAXATION. Payments of interest, principal and prepayments of principal made on mortgage pass-through securities such as GNMA, FNMA, and FHLMC Certificates are taxed directly to certificate holders such as a Fund, and therefore generally maintain their character as interest, principal, or prepayments of principal when received by a Fund.

A Fund's investments in certain debt obligations may cause it to recognize taxable income in excess of the cash generated by such obligations. Thus, a Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

FOREIGN TAXES

Investment income received by a Fund from foreign government securities may be subject to foreign income taxes, including taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which may entitle a Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund's assets to be invested within various countries is not known. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, such Fund will be eligible to elect to "pass through" to the Fund's stockholders the amount of eligible foreign income and similar taxes paid by the Fund, provided that the Fund holds such securities (without protection from risk of loss) on the ex-dividend date and for at least 15 additional days during the 30-day period surrounding the ex-dividend date. If this election is made, a stockholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign taxes paid by the Fund, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his taxable income or to use it as a foreign tax credit against his or her U.S. federal income tax liability, subject to certain limitations.

CONCLUSION

The foregoing is a brief summary of the U.S. federal tax laws applicable to stockholders in the Funds. Stockholders may also be subject to state and local taxes, although distributions of a Fund that are derived from interest on certain obligations of the U.S. Government and agencies thereof may be exempt from state and local taxes in certain states. Stockholders should consult their tax advisors regarding the U.S. federal tax consequences in light of their individual circumstances as well as any tax consequences that may arise under any state, local or foreign taxing jurisdiction.

FINANCIAL STATEMENTS

The audited financial statements for RCS Fund and DSF Fund, respectively, are included in each Fund's annual report filed with the SEC and are incorporated by reference in this SAI in reliance upon the reports of PwC, independent accountants for each Fund, given on their authority as experts in auditing and accounting. In addition, unaudited financial statements for each Fund (dated as of April 30, 2001 for DSF Fund and July 31, 2001 for RCS Fund) are included in each Fund's semi-annual report filed with the SEC and are incorporated by reference to this SAI.

RCS FUND AND DSF FUND PRO FORMA COMBINING FINANCIAL STATEMENTS (UNAUDITED)

The accompanying unaudited pro forma combining statement of assets and liabilities and investment portfolio assume that the Merger occurred as of July 31, 2001, and the unaudited pro forma combining statement of operations for the twelve months ended July 31, 2001 presents the results of operations of RCS Fund as if the combination with DSF Fund had been consummated at August 1, 2000. The pro forma results of operations are not necessarily indicative of future operations or the actual results that would have occurred had the combination been consummated at August 1, 2000. These historical statements have been derived from RCS Fund's and DSF Fund's books and records utilized in calculating daily net asset value at July 31, 2001 and for the twelve-month period then ended.

The pro forma statements give effect to (i) the proposed acquisition by RCS Fund of the net assets of DSF Fund and (ii) the pre-Merger Tender Offer (assuming that 50% of outstanding shares of DSF Fund common stock are tendered at a price equal to 99 1/2% of net asset value at the expiration of the Tender Offer). Under generally accepted accounting principles, the historical cost of investment securities will be carried forward to the surviving entity and the results of operations of RCS Fund for pre-combination periods will not be restated. The pro forma statement of operations does not reflect the non-recurring expenses of either Fund in carrying out its obligations under the Merger Agreement.

The unaudited pro forma combining statements should be read in conjunction with the separate financial statements of RCS Fund and DSF Fund for fiscal year ended January 31, 2001 and October 31, 2000, respectively, which are included in each Fund's Annual Report to stockholders filed with the SEC and for the semi-annual periods ended April 30, 2001 and July 31, 2001, respectively, which are included in each Fund's Semi-Annual Report to stockholders filed with the SEC. Copies of the Funds' Annual and Semi-Annual Reports will be provided free of charge to any stockholder of DSF Fund or RCS Fund who requests a copy of this SAI.

PRO FORMA COMBINING CONDENSED STATEMENT OF ASSETS AND LIABILITIES AS OF JULY 31, 2001 (UNAUDITED) (1)


                                                                                         PRO FORMA          PRO FORMA
                                                         RCS FUND        DSF FUND       ADJUSTMENTS         COMBINED
                                                      -------------    -------------    -------------    -------------
Investments, at value                                 $ 669,390,629    $  59,820,448                     $ 729,211,077
Cash                                                      9,232,570        3,956,127                        13,188,697
Payable for Investments Purchased *                    (347,853,589)     (23,324,930)                     (371,178,519)
Other assets less liabilities                             8,339,789        1,270,398                         9,610,187
                                                      -------------    -------------    -------------    -------------
Total Net Assets                                      $ 339,109,399    $  41,722,043                     $ 380,831,442
                                                      -------------    -------------    -------------    -------------

Shares Outstanding                                       30,515,800        5,977,283       (2,222,797)      34,270,286
                                                      =============    =============    =============    =============

Net Assets Per Share                                  $       11.11    $        6.98                     $       11.11

* Includes investments purchased on a delayed delivery basis.

PRO FORMA COMBINING CONDENSED STATEMENT OF OPERATIONS
FOR THE TWELVE MONTH PERIOD ENDED JULY 31, 2001 (UNAUDITED) (1)

                                                                                                  PRO FORMA           PRO FORMA
                                                              RCS FUND          DSF FUND *        ADJUSTMENTS           COMBINED
Investment Income:
   Interest income                                          $ 34,177,640       $ 4,522,057                          $ 38,699,697
                                                          -----------------------------------------------------------------------
           Total Investment Income                            34,177,640         4,522,057                            38,699,697
                                                          -----------------------------------------------------------------------
   Expenses
           Management fees                                     3,142,413           309,115            87,245  (2)      3,538,773
           Director fees                                          46,447            82,409              (856) (3)        128,000
           All other expenses                                    774,572           317,185          (298,647) (4)        793,110
                                                          -----------------------------------------------------------------------
               Total expenses                                  3,963,432           708,709          (212,258)          4,459,883

           Less: Expenses waived by Investment Manager                 -                 -           (83,445) (5)        (83,445)
                                                          -----------------------------------------------------------------------
               Total net expenses                              3,963,432           708,709          (295,703)          4,376,438
                                                          -----------------------------------------------------------------------
   Net investment income                                      30,214,208         3,813,348           295,703          34,323,259
                                                          -----------------------------------------------------------------------

Net Realized and Unrealized Gain (Loss)
   on Investments:



   Net realized gain (loss) from investments                  (1,681,256)       (3,116,974)                           (4,798,230)

   Net unrealized appreciation (depreciation)                 17,200,457         1,561,740                            18,762,197
           of investments
                                                          ---------------    --------------  ----------------    ----------------
Net increase/(decrease) in net assets from operations       $ 45,733,409       $ 2,258,114         $ 295,703        $ 48,287,226
                                                          ===============    ==============  ================    ================

* Assuming the repurchase by DSF Fund of 50% of its outstanding shares at 99 1/2% of net asset value in the Tender Offer.

(1) These financial statements set forth the unaudited pro forma condensed Statement of Assets and Liabilities as of July 31, 2001, and the unaudited pro forma condensed Statement of Operations for the twelve month period ended
July 31, 2001 for RCS Fund and DSF Fund as adjusted giving effect to the Merger as if it had occurred as of the beginning of the period. These statements have been derived from the books and records utilized in calculating the daily net asset value for each Fund.

(2) Increase in management fees based on proposed post-Merger management fee structure.

(3) Decrease in RCS Fund Director expenses based on new Director fee structure implemented in fiscal year ended January 31, 2002.

(4) Decrease in other expenses based on pro forma combined expense projection after giving effect to the Merger.

(5) Waiver of expenses based on post-Merger contractual management fee agreement between RCS Fund and Dresdner RCM.

  PRO FORMA COMBINING PORTFOLIO OF INVESTMENTS AS OF JULY 31, 2001 (UNAUDITED)

                                                                                                                     DSF FUND
                                                                                                                    PAR AMOUNT
                                                                                      DSF FUND        RCS FUND        TO BE
                                                                                     PAR AMOUNT      PAR AMOUNT     LIQUIDATED
                     ISSUER                                  RATE       MATURITY      (000'S)          (000'S)       (000'S)++
CORPORATE BONDS (USD) 0.0%
    Malaysia                                                  8.75%      06/01/09          1,500             --          1,500
    Waste Management Inc                                      6.88%      05/15/09          1,000             --          1,000
                                                                                         -------        -------         ------
    TOTAL CORPORATE BONDS (USD)                                                            2,500             --          2,500
                                                                                         -------        -------         ------

EMERGING MARKETS BONDS (USD) 10.8%
    Federal Republic of Brazil                               12.25%      03/06/30          4,785          7,660          2,479
    Russia Federation, 144A                                  10.00%      06/26/07          4,430             --          4,430
    Republic of Venezuela DCB, Series DL                      4.75%      12/18/07          3,714          4,333          1,924
    Republic of Ecuador, 144A                                 4.00%      08/15/30          3,513          6,212          1,820
    Bulgaria FLIRB, Series A                                  4.56%      07/28/12          2,427          3,839          1,257
    Russia Federation                                        11.00%      07/24/18          2,210          1,870          1,145
    Mexican United States                                    11.50%      05/15/26          2,065             --          2,065
    Federal Republic of Brazil, C Bond                        8.00%      04/15/14          2,056          5,062          1,065
    Hanvit Bank, 144A                                        12.75%      03/01/10          1,472          2,929            762
    Mexican United States                                    10.38%      02/17/09          1,230             --          1,230
    Innova S DE R.L                                          12.88%      04/01/07          1,188          1,364            615
    Reliance Industries, 144A                                10.50%      08/06/46          1,170          2,180            606
    GH Water Supply Holdings Ltd., 144A                       7.00%      06/22/08          1,152          1,538            597
    Government of Jamaica, 144A                              11.75%      05/15/11          1,065          2,230            552
    Road King Infrastructure                                  9.50%      07/15/07          1,000          1,700            518
    Republic of Peru                                          4.50%      03/07/17            813          1,447            421
    National Power Corp.                                      9.63%      05/15/28            810          1,395            420
    CIA Petrolifera Marlim, 144A                             12.25%      09/26/08            780          1,830            404
    Republic of Argentina                                    11.75%      04/07/09            716          2,254            371
    KIA Motors Corp., 144A                                    9.38%      07/11/06            655          1,165            339
    Russia Federation, 144A                                  12.75%      06/24/28            650          9,967            337
    Vicap SA                                                 11.38%      05/15/07            600          1,218            311
    Grupo Elektra, 144A                                      12.00%      04/01/08            530          1,115            275
    Petroleos Mexicanos                                       9.25%      03/30/18            480             --             --
    Partner Communications                                   13.00%      08/15/10            463          1,010            240
    Mexican United States                                     9.88%      02/01/10            455          1,015            236
    Philippine Long Distance Telephone                        7.85%      03/06/07            447            815            232
    Korea Exchange Bank, 144A                                13.75%      06/30/10            256             --            256
    Satelites Mexicanos SA, Series B                         10.13%      11/01/04            250             --            250
    National Republic of Bulgaria                             4.56%      07/28/11             --            445             --
    Petrobas International Finance                            9.88%      05/09/08             --          2,230             --
    Malaysia                                                  7.50%      07/15/11             --          2,000             --
    Globe Telecom                                            13.00%      08/01/09             --          1,254             --
    United Mexican States*                                    7.38%      07/06/06             --          6,440             --
    United Mexican States*                                    8.63%      03/12/08             --          1,845             --
                                                                                         -------        -------         ------
    TOTAL EMERGING MARKETS BONDS (USD)                                                    41,382         78,362         25,157
                                                                                         -------        -------         ------
HIGH YIELD BONDS (USD) 0.0%
    Nextel Communications Corp.                               9.38%      11/15/09            975             --            975
    Calpine Corp.                                             7.75%      04/15/09            750             --            750
    Cogentrix Energy Inc.                                     8.75%      10/15/08            750             --            750
    HMH Properties, Series B                                  7.88%      08/01/08            750             --            750
    Pioneer Natural Resource                                  9.63%      04/01/10            750             --            750
    Adelphia Communications                                   9.38%      11/15/09            600             --            600
    Echostar DBS Corp.                                        9.38%      02/01/09            600             --            600
    AES Corp.                                                 9.50%      06/01/09            500             --            500
    Avis Group Holdings Inc.                                 11.00%      05/01/09            500             --            500
    Azurix Corp., 144A                                       10.38%      02/15/07            500             --            500
    CMS Energy Corp.                                          7.50%      01/15/09            500             --            500
    Crown Castle Intl Corp., 144A                             9.38%      08/01/11            500             --            500
    Fisher Scientific International                           7.13%      12/15/05            500             --            500
    Fox/Liberty Networks LLC                                  0.01%      08/15/07            500             --            500
    International Game Technology                             7.88%      05/15/04            500             --            500
    MGM Grand Inc.                                            9.75%      06/01/07            500             --            500
    Nuevo Energy Co.                                          9.50%      06/01/08            500             --            500
    Stater Brothers Holdings                                 10.75%      08/15/06            500             --            500
    IMAX Corp.                                                7.88%      12/01/05            475             --            475
    Charter Communications Holdings LLC                       8.25%      04/01/07            450             --            450
    Michaels Stores Inc.                                     10.88%      06/15/06            450             --            450
    Allied Waste, Series B                                    7.63%      01/01/06            425             --            425

                                                         PRO FORMA                                    DSF FUND         PRO FORMA
                                                          COMBINED      DSF FUND       RCS FUND      SECURITIES         COMBINED
                                                         PAR AMOUNT   MARKET VALUE   MARKET VALUE       TO BE         MARKET VALUE
                     ISSUER                               (000'S)      AMOUNT ($)+   AMOUNT ($)+   LIQUIDATED ($)++    AMOUNT ($)
CORPORATE BONDS (USD) 0.0%
    Malaysia                                                      0   $  1,633,800             --   $  1,633,800     $          0
    Waste Management Inc                                          0      1,004,582             --      1,004,582                0
                                                            -------   ------------   ------------     ----------     ------------
    TOTAL CORPORATE BONDS (USD)                                   0      2,638,382             --      2,638,382                0
                                                            -------   ------------   ------------     ----------     ------------
EMERGING MARKETS BONDS (USD) 10.8%
    Federal Republic of Brazil                                9,966      3,732,300      6,013,100      1,933,331        7,812,069
    Russia Federation, 144A                                       0      3,826,413             --      3,826,413                0
    Republic of Venezuela DCB, Series DL                      6,123      3,039,127      3,526,430      1,574,268        4,991,289
    Republic of Ecuador, 144A                                 7,905      1,405,200      2,469,270        727,894        3,146,576
    Bulgaria FLIRB, Series A                                  5,009      1,923,398      3,047,398        996,320        3,974,476
    Russia Federation                                         2,935      1,846,455      1,561,450        956,464        2,451,441
    Mexican United States                                         0      2,554,405             --      2,554,405                0
    Federal Republic of Brazil, C Bond                        6,053      1,462,653      3,588,177        757,654        4,293,176
    Hanvit Bank, 144A                                         3,639      1,600,145      3,177,965        828,875        3,949,235
    Mexican United States                                         0      1,371,450             --      1,371,450                0
    Innova S DE R.L                                           1,937      1,057,320      1,213,960        547,692        1,723,588
    Reliance Industries, 144A                                 2,744      1,072,671      1,983,800        555,644        2,500,827
    GH Water Supply Holdings Ltd., 144A                       2,093        996,480      1,330,370        516,177        1,810,673
    Government of Jamaica, 144A                               2,743      1,115,588      2,335,925        577,875        2,873,638
    Road King Infrastructure                                  2,182        970,000      1,649,000        502,460        2,116,540
    Republic of Peru                                          1,839        554,873        987,578        287,424        1,255,027
    National Power Corp.                                      1,785        607,500      1,046,250        314,685        1,339,065
    CIA Petrolifera Marlim, 144A                              2,206        783,900      1,862,025        406,060        2,239,865
    Republic of Argentina                                     2,599        408,120      1,293,345        211,406        1,490,059
    KIA Motors Corp., 144A                                    1,481        659,048      1,188,300        341,387        1,505,961
    Russia Federation, 144A                                  10,280        626,438      9,568,320        324,495        9,870,263
    Vicap SA                                                  1,507        493,500        992,670        255,633        1,230,537
    Grupo Elektra, 144A                                       1,370        514,100      1,087,125        266,304        1,334,921
    Petroleos Mexicanos                                         480        495,600             --        256,721          238,879
    Partner Communications                                    1,233        425,960        939,300        220,647        1,144,613
    Mexican United States                                     1,234        495,950      1,106,350        256,902        1,345,398
    Philippine Long Distance Telephone                        1,030        377,715        693,891        195,656          875,950
    Korea Exchange Bank, 144A                                     0        278,400             --        278,400                0
    Satelites Mexicanos SA, Series B                              0        163,750             --        163,750                0
    National Republic of Bulgaria                               445             --        344,341             --          344,341
    Petrobas International Finance                            2,230             --      2,235,575             --        2,235,575
    Malaysia                                                  2,000             --      2,008,580             --        2,008,580
    Globe Telecom                                             1,254             --      1,354,320             --        1,354,320
    United Mexican States*                                    6,440             --      5,775,522             --        5,775,522
    United Mexican States*                                    1,845             --      1,900,350             --        1,900,350
                                                            -------   ------------   ------------     ----------     ------------
    TOTAL EMERGING MARKETS BONDS (USD)                       94,587     34,858,459     66,280,687     22,006,391       79,132,755
                                                            -------   ------------   ------------     ----------     ------------

HIGH YIELD BONDS (USD) 0.0%
    Nextel Communications Corp.                                   0        803,156             --        803,156                0
    Calpine Corp.                                                 0        739,267             --        739,267                0
    Cogentrix Energy Inc.                                         0        794,300             --        794,300                0
    HMH Properties, Series B                                      0        720,000             --        720,000                0
    Pioneer Natural Resource                                      0        836,045             --        836,045                0
    Adelphia Communications                                       0        571,500             --        571,500                0
    Echostar DBS Corp.                                            0        612,750             --        612,750                0
    AES Corp.                                                     0        510,000             --        510,000                0
    Avis Group Holdings Inc.                                      0        556,250             --        556,250                0
    Azurix Corp., 144A                                            0        500,000             --        500,000                0
    CMS Energy Corp.                                              0        481,270             --        481,270                0
    Crown Castle Intl Corp., 144A                                 0        446,250             --        446,250                0
    Fisher Scientific International                               0        482,758             --        482,758                0
    Fox/Liberty Networks LLC                                      0        470,000             --        470,000                0
    International Game Technology                                 0        510,000             --        510,000                0
    MGM Grand Inc.                                                0        540,000             --        540,000                0
    Nuevo Energy Co.                                              0        488,750             --        488,750                0
    Stater Brothers Holdings                                      0        491,250             --        491,250                0
    IMAX Corp.                                                    0        213,750             --        213,750                0
    Charter Communications Holdings LLC                           0        428,625             --        428,625                0
    Michaels Stores Inc.                                          0        474,471             --        474,471                0
    Allied Waste, Series B                                        0        421,813             --        421,813                0

  PRO FORMA COMBINING PORTFOLIO OF INVESTMENTS AS OF JULY 31, 2001 (UNAUDITED)

                                                                                                                        DSF FUND
                                                                                                                       PAR AMOUNT
                                                                                         DSF FUND        RCS FUND        TO BE
                                                                                        PAR AMOUNT      PAR AMOUNT     LIQUIDATED
                     ISSUER                                     RATE       MATURITY      (000'S)          (000'S)       (000'S)++
    American Standard Inc.                                       7.38%      02/01/08            400             --            400
    Canandaigua Brands, Series C                                 8.75%      12/15/03            400             --            400
    Circus Circus/Mandalay Resort Group                          9.25%      12/01/05            400             --            400
    Fox Family Worldwide Inc.                                    9.25%      11/01/07            400             --            400
    Scotts Co., 144A                                             8.63%      01/15/09            400             --            400
    Station Casinos                                              8.88%      12/01/08            400             --            400
    Amkor Tech                                                   9.25%      05/01/06            350             --            350
    BRL Universal Equipment, 144A                                8.88%      02/15/08            350             --            350
    Chesapeake Energy Corp.                                      8.13%      04/01/11            350             --            350
    Foodmaker Inc.                                               8.38%      04/15/08            350             --            350
    Global Crossing Holding Ltd.                                 9.63%      05/15/08            350             --            350
    Healthsouth Corp., 144A                                     10.75%      10/01/08            350             --            350
    AK Steel Corp.                                               7.88%      02/15/09            300             --            300
    McLeodUSA Inc.                                              10.50%      03/01/07            300             --            300
    Owens Illinois Inc.                                          7.35%      05/15/08            300             --            300
    RCN Corp.                                                   10.13%      01/15/10            286             --            286
    Building Materials Corp., Series B                           8.00%      10/15/07            250             --            250
    CSC Holdings Inc.                                            7.63%      04/01/11            250             --            250
    Global Crossing Holding Ltd.                                 9.13%      11/15/06            250             --            250
    Levi Strauss & Co.                                           7.00%      11/01/06            250             --            250
    Lin Television Corp., 144A                                   8.00%      01/15/08            250             --            250
    Mediacom LLC / Capital, Series B                             8.50%      04/15/08            250             --            250
    Michaels Stores Inc., 144A                                   9.25%      07/01/09            250             --            250
    Sbarro Inc., 144A                                           11.00%      09/15/09            250             --            250
    Sinclair Broadcast Group                                     8.75%      12/15/07            250             --            250
    Voicestream Wireless Co., 144A                              10.38%      11/15/09            250             --            250
    Williams Communication Group Inc.                           10.70%      10/01/07            250             --            250
    Flag Limited                                                 8.25%      01/30/08            200             --            200
    Forest Oil Corp., 144A                                       8.00%      06/15/08            200             --            200
    Levi Strauss & Co.                                          11.63%      01/15/08            200             --            200
    Nortek Inc., Series B                                        9.13%      09/01/07            200             --            200
    Trico Marine Services, Series G                              8.50%      08/01/05            200             --            200
    United Rentals Inc., Series B                                8.80%      08/15/08            200             --            200
    Advance PCS, 144A                                            8.50%      04/01/08            150             --            150
    Elizabeth Arden Inc., 144A                                  11.75%      02/01/11            150             --            150
    Flag Telecom Holding Ltd.                                   11.63%      03/30/10            150             --            150
    Level 3 Communications                                       6.00%      03/15/10            150             --            150
    Navistar International                                       8.00%      02/01/08            150             --            150
    Buckeye Technologies Inc.                                    8.00%      10/15/10            100             --            100
    Metromedia Fiber Network, Series B                          10.00%      11/15/08            100             --            100
    Primedia Inc., Series B                                      8.50%      02/01/06            100             --            100
    XO Communication Inc., 144A                                  5.75%      01/15/09            100             --            100
                                                                                            -------        -------         ------
    TOTAL HIGH YIELD BONDS (USD)                                                             23,261             --         23,261
                                                                                            -------        -------         ------
MORTGAGE BACKED SECURITIES (USD) 88.0%
    FNMA TBA                                                     8.00%      04/06/28         35,500             --             --
    FNMA TBA                                                     7.50%      08/01/28          9,800             --             --
    FNMA Pool # 520655                                           7.50%      11/01/29          3,349             --          3,349
    FHLMC Pool # C43071                                          7.50%      10/01/30          1,545             --          1,545
    FNMA Pool # 512726                                           7.50%      09/01/29            888             --            888
    FHLMC Pool # C44593                                          7.50%      11/01/30            817             --            817
    FHLMC Pool # C43439                                          7.50%      10/01/30            484             --            484
    FHLMC Pool # C44219                                          7.50%      11/01/30            437             --            437
    FNMA Pool # 517782                                           7.50%      11/01/29            427             --            427
    FHLMC Pool # C36453                                          7.50%      02/01/30            325             --            325
    FNMA Pool # 517089                                           7.50%      10/01/29            281             --            281
    FHLMC Pool # C38826                                          7.50%      06/01/30            269             --            269
    FHLMC Pool # C37630                                          7.50%      04/01/30            221             --            221
    FHLMC Pool # C01086                                          7.50%      11/01/30            198             --            198
    FHLMC Pool # C39753                                          7.50%      06/01/30            140             --            140
    FHLMC Pool # C37703                                          7.50%      04/01/30             86             --             86
    FHLMC Pool # C44033                                          7.50%      10/01/30             76             --             76
    FHLMC Pool # C36310                                          7.50%      02/01/30             55             --             55
    FHLMC Pool # C43519                                          7.50%      10/01/30             48             --             48
    FHLMC Pool # C37903                                          7.50%      04/01/30             18             --             18
    Federal National Mortgage Association                        7.25%      05/15/30          3,000             --          3,000
    FHLMC, Series RB                                             0.00%      11/08/01          2,225             --          2,225
    FHA Project Pool 56                                          7.43%      11/01/22             --          8,422             --

                                                         PRO FORMA                                    DSF FUND         PRO FORMA
                                                          COMBINED      DSF FUND       RCS FUND      SECURITIES         COMBINED
                                                         PAR AMOUNT   MARKET VALUE   MARKET VALUE       TO BE         MARKET VALUE
                     ISSUER                               (000'S)      AMOUNT ($)+   AMOUNT ($)+   LIQUIDATED ($)++    AMOUNT ($)
    American Standard Inc.                                        0        397,000             --        397,000              0
    Canandaigua Brands, Series C                                  0        401,000             --        401,000              0
    Circus Circus/Mandalay Resort Group                           0        410,500             --        410,500              0
    Fox Family Worldwide Inc.                                     0        432,000             --        432,000              0
    Scotts Co., 144A                                              0        406,000             --        406,000              0
    Station Casinos                                               0        398,000             --        398,000              0
    Amkor Tech                                                    0        318,500             --        318,500              0
    BRL Universal Equipment, 144A                                 0        353,500             --        353,500              0
    Chesapeake Energy Corp.                                       0        335,125             --        335,125              0
    Foodmaker Inc.                                                0        345,625             --        345,625              0
    Global Crossing Holding Ltd.                                  0        270,375             --        270,375              0
    Healthsouth Corp., 144A                                       0        384,937             --        384,937              0
    AK Steel Corp.                                                0        292,500             --        292,500              0
    McLeodUSA Inc.                                                0        144,000             --        144,000              0
    Owens Illinois Inc.                                           0        244,500             --        244,500              0
    RCN Corp.                                                     0        114,400             --        114,400              0
    Building Materials Corp., Series B                            0        142,500             --        142,500              0
    CSC Holdings Inc.                                             0        250,450             --        250,450              0
    Global Crossing Holding Ltd.                                  0        192,500             --        192,500              0
    Levi Strauss & Co.                                            0        198,125             --        198,125              0
    Lin Television Corp., 144A                                    0        241,250             --        241,250              0
    Mediacom LLC / Capital, Series B                              0        243,125             --        243,125              0
    Michaels Stores Inc., 144A                                    0        251,250             --        251,250              0
    Sbarro Inc., 144A                                             0        255,938             --        255,938              0
    Sinclair Broadcast Group                                      0        244,375             --        244,375              0
    Voicestream Wireless Co., 144A                                0        285,313             --        285,313              0
    Williams Communication Group Inc.                             0        107,500             --        107,500              0
    Flag Limited                                                  0        140,500             --        140,500              0
    Forest Oil Corp., 144A                                        0        196,000             --        196,000              0
    Levi Strauss & Co.                                            0        191,500             --        191,500              0
    Nortek Inc., Series B                                         0        197,000             --        197,000              0
    Trico Marine Services, Series G                               0        192,250             --        192,250              0
    United Rentals Inc., Series B                                 0        191,000             --        191,000              0
    Advance PCS, 144A                                             0        154,500             --        154,500              0
    Elizabeth Arden Inc., 144A                                    0        159,750             --        159,750              0
    Flag Telecom Holding Ltd.                                     0         78,375             --         78,375              0
    Level 3 Communications                                        0         46,313             --         46,313              0
    Navistar International                                        0        142,875             --        142,875              0
    Buckeye Technologies Inc.                                     0         94,000             --         94,000              0
    Metromedia Fiber Network, Series B                            0         27,500             --         27,500              0
    Primedia Inc., Series B                                       0         95,500             --         95,500              0
    XO Communication Inc., 144A                                   0         17,875             --         17,875              0
                                                            -------   ------------   ------------     ----------     ------------
    TOTAL HIGH YIELD BONDS (USD)                                  0     21,677,431             --     21,677,431              0
                                                            -------   ------------   ------------     ----------     ------------

MORTGAGE BACKED SECURITIES (USD) 88.0%
    FNMA TBA                                                 35,500     36,886,630             --             --     36,886,630
    FNMA TBA                                                  9,800     10,081,750             --             --     10,081,750
    FNMA Pool # 520655                                            0      3,450,795             --      3,450,795              0
    FHLMC Pool # C43071                                           0      1,592,726             --      1,592,726              0
    FNMA Pool # 512726                                            0        914,872             --        914,872              0
    FHLMC Pool # C44593                                           0        842,109             --        842,109              0
    FHLMC Pool # C43439                                           0        499,147             --        499,147              0
    FHLMC Pool # C44219                                           0        450,573             --        450,573              0
    FNMA Pool # 517782                                            0        439,459             --        439,459              0
    FHLMC Pool # C36453                                           0        334,828             --        334,828              0
    FNMA Pool # 517089                                            0        288,994             --        288,994              0
    FHLMC Pool # C38826                                           0        277,289             --        277,289              0
    FHLMC Pool # C37630                                           0        227,379             --        227,379              0
    FHLMC Pool # C01086                                           0        204,105             --        204,105              0
    FHLMC Pool # C39753                                           0        144,169             --        144,169              0
    FHLMC Pool # C37703                                           0         88,178             --         88,178              0
    FHLMC Pool # C44033                                           0         78,186             --         78,186              0
    FHLMC Pool # C36310                                           0         56,492             --         56,492              0
    FHLMC Pool # C43519                                           0         49,240             --         49,240              0
    FHLMC Pool # C37903                                           0         18,179             --         18,179              0
    Federal National Mortgage Association                         0      3,371,724             --      3,371,724              0
    FHLMC, Series RB                                              0      2,203,402             --      2,203,402              0
    FHA Project Pool 56                                       8,422             --      8,391,496             --      8,391,496

  PRO FORMA COMBINING PORTFOLIO OF INVESTMENTS AS OF JULY 31, 2001 (UNAUDITED)

                                                                                                                         DSF FUND
                                                                                                                        PAR AMOUNT
                                                                                         DSF FUND        RCS FUND         TO BE
                                                                                        PAR AMOUNT      PAR AMOUNT      LIQUIDATED
                     ISSUER                                     RATE       MATURITY      (000'S)          (000'S)        (000'S)++
    FHA Project Pool 144S                                        7.43%      06/01/24             --          5,596              --
    FHLMC                                                        7.50%   2025 - 2026             --         37,811              --
    FHLMC                                                        8.00%          2024             --          1,705              --
    FNMA                                                         6.50%   2024 - 2031             --         54,918              --
    FNMA                                                         7.00%   2004 - 2030             --         20,211              --
    FNMA                                                         7.50%   2026 - 2031             --         25,087              --
    GNMA                                                         7.00%   2024 - 2029             --         43,343              --
    GNMA                                                         7.50%   2006 - 2028             --         28,029              --
    GNMA                                                         8.00%    2016 -2022             --          1,909              --
    GNMA                                                         8.50%    2016 -2023             --            183              --
    FNMA TBA                                                     7.00%          2029             --        174,700              --
    FNMA TBA                                                     7.50%          2029             --         24,300              --
    FNMA TBA                                                     7.50%          2030             --        142,000              --
                                                                                            -------        -------          ------
    TOTAL MORTGAGE BACKED SECURITIES (USD)                                                   60,189        568,214          14,889
                                                                                            -------        -------          ------
COLLATERALIZED MORTGAGE OBLIGATIONS 1.2%
    DLJ Mortgage Acceptance Corp.
    Series 1994-MF11, Class A2                                   8.10%      06/18/04             --          1,000              --
    Series 1994-MF11, Class A3                                   8.10%      06/18/04             --          4,850              --
    GE Capital Mortgage Services,  Inc.                                                          --             --              --
    Series 1994-12, Class B1                                     6.00%      03/25/09             --          2,784              --
                                                                                            -------        -------          ------
    TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (USD)                                              --          8,634              --
                                                                                            -------        -------          ------

                                                                                            -------        -------          ------
TOTAL INVESTMENT PORTFOLIO - 100% (Cost of $59,091,976,
    $660,327,919 and $719,419,895 respectively)                                             127,332        655,210          65,807
                                                                                            =======        =======          ======

                                                            PRO FORMA                                    DSF FUND        PRO FORMA
                                                             COMBINED      DSF FUND       RCS FUND      SECURITIES        COMBINED
                                                            PAR AMOUNT   MARKET VALUE   MARKET VALUE       TO BE        MARKET VALUE
                     ISSUER                                  (000'S)      AMOUNT ($)+   AMOUNT ($)+   LIQUIDATED ($)++   AMOUNT ($)
    FHA Project Pool 144S                                        5,596             --      5,654,284             --       5,654,284
    FHLMC                                                       37,811             --     38,979,052             --      38,979,052
    FHLMC                                                        1,705             --      1,772,012             --       1,772,012
    FNMA                                                        54,918             --     66,327,751             --      66,327,751
    FNMA                                                        20,211             --     32,214,430             --      32,214,430
    FNMA                                                        25,087             --     21,827,857             --      21,827,857
    GNMA                                                        43,343             --     41,693,046             --      41,693,046
    GNMA                                                        28,029             --     26,538,639             --      26,538,639
    GNMA                                                         1,909             --      1,795,952             --       1,795,952
    GNMA                                                           183             --        181,232             --         181,232
    FNMA TBA                                                   174,700             --    177,931,950             --     177,931,950
    FNMA TBA                                                    24,300             --     25,027,785             --      25,027,785
    FNMA TBA                                                   142,000             --    146,126,520             --     146,126,520
                                                               -------   ------------   ------------     ----------    ------------
    TOTAL MORTGAGE BACKED SECURITIES (USD)                     613,514     62,500,226    594,462,006     15,531,846     641,430,386
                                                               -------   ------------   ------------     ----------    ------------

COLLATERALIZED MORTGAGE OBLIGATIONS 1.2%
    DLJ Mortgage Acceptance Corp.
    Series 1994-MF11, Class A2                                   1,000             --      1,000,000             --       1,000,000
    Series 1994-MF11, Class A3                                   4,850             --      4,850,000             --       4,850,000
    GE Capital Mortgage Services,  Inc.                              0             --             --             --               0
    Series 1994-12, Class B1                                     2,784             --      2,797,936             --       2,797,936
                                                               -------   ------------   ------------     ----------    ------------
    TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (USD)              8,634             --      8,647,936             --       8,647,936
                                                               -------   ------------   ------------     ----------    ------------

                                                               -------   ------------   ------------     ----------    ------------
TOTAL INVESTMENT PORTFOLIO - 100% (Cost of $59,091,976,
    $660,327,919 and $719,419,895 respectively)                716,735   $121,674,498   $669,390,629     61,854,050    $729,211,077
                                                               =======   ============   ============     ==========    ============

* SECURITY DENOMINATED IN EURO DOLLAR

+ INVESTMENT SECURITIES OF EACH FUND ARE STATED AT MARKET VALUE OR, IN THE ABSENCE OF MARKET VALUE, AT FAIR VALUE AS DETERMINED BY OR UNDER THE DIRECTION OF EACH FUND'S BOARD OF DIRECTORS.

++ The DSF Fund securities to be liquidated prior to the Merger have been selected by the portfolio manager based on investment market conditions at the time of the preparation of this Registration Statement, assuming a maximum tender of 50% of the outstanding shares of DSF Fund in the Tender Offer. Actual securities to be liquidated will be dependent upon the total number of shares tendered and investment market conditions at the expiration of the Tender Offer.

                                                                      APPENDIX A

                               SECURITIES RATINGS

The ratings of securities in which each Fund may invest will be measured at the time of purchase and, to the extent a security is assigned a different rating by one or more of the various rating agencies, Dresdner RCM will use the highest rating assigned by any agency. Dresdner RCM will not necessarily sell an investment if its rating is reduced. The following rating services describe rated securities as follows:

MOODY'S INVESTORS SERVICE, INC.

BONDS

Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa -- Bonds which are rated Baa are considered as medium grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C -- Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

NOTES

MIG 1/VMIG 1 -- This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2 -- This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

COMMERCIAL PAPER

Issuers rated PRIME-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by the following characteristics:

--       Leading market positions in well established industries.
--       High rates of return on funds employed.
-- Conservative capitalization structure with moderate reliance on debt and ample asset protection.
-- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
-- Well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated PRIME-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

STANDARD & POOR'S

BONDS

AAA -- An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA -- An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A -- An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB -- An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the lowest degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB -- An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B -- An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligations. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC -- An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC -- An obligation rated CC is currently highly vulnerable to nonpayment.

C -- The C rating may be used to cover a situation where a bankruptcy petition has been filed, or similar action has been taken, but payments on this obligation are being continued.

D -- An obligation rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition, or the taking of a similar action if payments on an obligation are jeopardized.

NOTES

SP-1 -- Strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

SP-2 -- Satisfactory capacity to pay principal and interest.

SP-3 -- Speculative capacity to pay principal and interest.

COMMERCIAL PAPER

A-1 -- This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 -- Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".

A-3 -- Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.